UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Paratek Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

PARATEK PHARMACEUTICALS, INC.

75 Park Plaza

3rd Floor

Boston, MA 02116

(617) 807-6600

[                ], 2023

Dear Stockholder:

You are cordially invited to attend a special meeting (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of the stockholders of Paratek Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Paratek”), to be held virtually via live webcast on [                ], 2023, at [                ] Eastern Time at [                ]. The Special Meeting will be held in a virtual meeting format only, via live webcast, without a physical meeting location. Please be sure to follow the instructions found in the accompanying proxy statement and the accompanying Notice of Special Meeting (the “Notice of Special Meeting”). Details regarding the business to be conducted at the Special Meeting are described in the accompanying proxy statement and the Notice of Special Meeting.

At the Special Meeting, you will be asked to consider and vote upon the proposal to approve and adopt the Agreement and Plan of Merger, dated as of June 6, 2023 (as amended from time to time, the “Merger Agreement”) by and among the Company, Resistance Acquisition, Inc., a Delaware corporation (“Parent”), and Resistance Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company being the surviving corporation (the “Merger”). Parent and Merger Sub are controlled by affiliates of Gurnet Point Capital, LLC, a Delaware limited liability company (“Gurnet Point”), and Novo Holdings A/S, a Danish public limited liability company (“Novo Holdings”).

Under the terms of the Merger Agreement, an entity controlled by affiliates of Gurnet Point and Novo Holdings will acquire the Company in a transaction with an enterprise value of approximately $462,000,000, assuming full payment of contingent value rights, in each case, as contemplated by the Merger Agreement. For each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”), Paratek stockholders will receive (i) $2.15, payable to the holder thereof in cash, without interest (the “Cash Consideration”) but subject to reduction for any applicable withholding taxes payable in respect thereof and (ii) one contractual contingent value right (a “CVR”) that shall represent the right to receive $0.85 upon the satisfaction of certain conditions pursuant to a Contingent Value Rights Agreement (the “CVR Agreement”) to be entered into between Parent and a rights agent selected by Parent and reasonably acceptable to the Company (the “Rights Agent”) (the Cash Consideration and one CVR, collectively, the “Merger Consideration”). The board of directors of the Company (the “Company Board”) believes this transaction maximizes value for Paratek stockholders and is in the best interest of the Company and the holders of the Shares (as defined below). Following the Merger, Dr. Evan Loh will continue to be a substantial stockholder in the Company, serve on the Company Board and serve as the Company’s Chief Executive Officer. Management also supports this transaction as evidenced by certain members of the Company’s management team (the “Management Stockholders”), including Dr. Loh, holding an aggregate of 4.73% of the outstanding Company Common Stock, concurrently with the execution and delivery of the Merger Agreement, entering into a voting and support agreement with Parent (the “Voting Agreement”). The Merger Agreement and each of the transactions contemplated thereby (the “Contemplated Transactions”), including the Merger, are described further in the accompanying proxy statement.

Your vote is very important. Whether or not you plan to attend the virtual Special Meeting, you are urged to vote your Shares as promptly as possible to ensure your representation at the Special Meeting. Please review the instructions in the accompanying Notice of Special Meeting and proxy statement regarding voting.

If the Merger is completed, each issued and outstanding share (each, a “Share”) of Company Common Stock (other than (i) Shares held in the treasury of the Company or owned by the Company or any direct or indirect wholly owned subsidiary of the Company and each Share owned by Parent, Merger Sub or any direct or indirect wholly owned subsidiary of Parent or Merger Sub immediately prior to the effective time of the Merger (the “Effective Time”) or (ii) Shares outstanding immediately prior to the Effective Time and held by stockholders who are entitled to demand, and properly demand, appraisal for such Shares in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) will be cancelled and retired and automatically converted into the right to receive the Merger Consideration.

The proposed transaction constitutes a “going-private transaction” under the rules of the Securities and Exchange Commission (the “SEC”).

The Company Board formed a transaction committee (the “Transaction Committee”) consisting solely of independent and disinterested directors of the Company Board to facilitate the Company Board’s oversight of the Company’s evaluation of potential business combination transactions. The Transaction Committee was authorized to (1) direct, oversee and monitor the Company’s evaluation of potential business combination transactions; (2) approve new or amended engagement letters with financial advisors and compensation arrangements with such financial advisors relating to potential business combination transactions; (3) determine potential counter-parties that the Company or its financial advisors should contact regarding potential interest in a business combination transaction with the Company; (4) approve entering into confidentiality agreements or other preliminary agreements with any such potential counter-parties and the terms of such agreements; and (5) take such other actions or approve such other matters reasonably related thereto as determined by such committee; provided that the Company Board retained authority over final approval of any business combination transaction.

The Company Board, as more fully described in the accompanying proxy statement, evaluated the Merger, in consultation with the Company’s management and the Company’s independent legal and financial advisors and considered various material factors. After careful consideration, the Company Board unanimously: (i) determined that the Merger Agreement and the Contemplated Transactions, including the Merger, are fair to, and in the best interests of, the Company and the holders of the Shares, and that it is advisable to enter into the Merger Agreement and the Contemplated Transactions, including the Merger, (ii) approved the Merger Agreement and (iii) resolved to recommend that the holders of the Shares adopt the Merger Agreement.

The Company Board recommends that you vote “FOR” the proposal to approve and adopt the Merger Agreement and the Contemplated Transactions, including the Merger.

Your vote is very important, regardless of the number of Shares you own. In accordance with the DGCL, the approval of the proposal to adopt the Merger Agreement requires the affirmative vote of a majority of Shares of Company Common Stock outstanding as of the close of business on the record date for the Special Meeting (the “Record Date”). Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date. If you fail to vote on the proposal to adopt the Merger Agreement and the Contemplated Transactions, including the Merger, the effect will be the same as a vote against such proposal.

You will also be asked to vote at the Special Meeting on (i) a non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, which requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon; and (ii) a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement, which requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present. Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date.

The Company Board recommends that you vote “FOR” the advisory, non-binding, proposal regarding certain Merger-related executive compensation arrangements, and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate.

In considering the recommendations of the Company Board, Paratek stockholders should be aware that the executive officers and directors have certain interests in the Merger that may be different from, or in addition to, the interests of Paratek stockholders generally. Those interests are more fully described in the accompanying proxy statement. The Company Board was aware of these interests and the Company Board considered them, among other matters, in making its recommendations.

On June 6, 2023, concurrently with the execution and delivery of the Merger Agreement, the Management Stockholders (including Evan Loh, M.D.) holding an aggregate of 4.73% of the outstanding Company Common Stock entered into a voting and support agreement with Parent (the “Voting Agreement”). Pursuant to the Voting Agreement, the Management Stockholders have agreed to vote, and have granted Parent an irrevocable proxy with respect to the voting of, all Shares of Company Common Stock owned by them in favor of the adoption of the Merger Agreement and the approval of the Contemplated Transactions and against certain actions that would prevent, interfere with or delay the consummation of the Merger. The Voting Agreement terminates upon the earlier of the Effective Time, the termination of the Merger Agreement in accordance with its terms or upon mutual agreement of Parent and the Management Stockholder. A copy of the form of Voting Agreement entered into by each Management Stockholder and Parent is attached as Annex C to the accompanying proxy statement.

On June 6, 2023, concurrently with the execution and delivery of the Merger Agreement, certain management employees and former management employees of the Company (the “Subscribers”) each entered into a subscription agreement (the “Subscription Agreement”) with Resistance TopCo L.P., a Delaware limited partnership (“TopCo”), the Company, pursuant to which, immediately after the Effective Time, each Subscriber subscribes for a number of non-voting common units of TopCo based on the Subscriber’s gross, pre-tax payments under the Company’s Revenue Performance Incentive Plan that become due in connection with the closing of the Contemplated Transactions (the “Closing”). For certain Subscribers, the Subscription Agreement further provides that the Equity Award Consideration (described below) that becomes payable after the Closing may be settled in the form of cash or vested non-voting common units of TopCo with a fair market value, as of the payment date, equal to the amount of Equity Award Consideration that has become payable; provided, that the Company will retain a number of TopCo units sufficient to satisfy all withholding taxes that become due with respect to the Equity Award Consideration.

The Closing is subject to the satisfaction or waiver (if such waiver is permissible under the Merger Agreement or under applicable law) of certain conditions set forth in the Merger Agreement.

The accompanying proxy statement provides you with more detailed information about the Special Meeting, the Merger Agreement and the Contemplated Transactions, including the Merger. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the accompanying proxy statement in their entirety. You may also obtain additional information about the Company from other documents we have filed with the SEC. In particular, you should read the “Risk Factors” section beginning on page 35 in our annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 16, 2023 (as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 27, 2023) and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the accompanying proxy statement in their entirety, for risks relating to our business and for a discussion of the risks you should consider in evaluating the proposed transactions and how they may affect you.

If you have any questions or need assistance voting your Shares, please contact the Company’s proxy solicitor in connection with the Special Meeting:

Morrow Sodali LLC

509 Madison Avenue

New York, New York 10022

+1 (800) 662-5200 (toll-free in North America)

+1 (203) 658-9400 (outside of North America)

Email: PRTK@info.morrowsodali.com

Thank you in advance for your cooperation and continued support.

Sincerely,

William M. Haskel

Corporate Secretary

The accompanying proxy statement is dated [                ] 2023, and is first being mailed to the Company’s stockholders on or about [                    ], 2023.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE CONTEMPLATED TRANSACTIONS, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT OR THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PARATEK PHARMACEUTICALS, INC.

75 Park Plaza

3rd Floor

Boston, MA 02116

(617) 807-6600

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held virtually via the internet on [                ], 2023

Dear Stockholder:

You are cordially invited to attend a special meeting (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of the stockholders of Paratek Pharmaceuticals, Inc., a Delaware corporation (the “Company,” “Paratek,” “we” or “us”), to be held virtually via live webcast on [                ], 2023, at [                ] Eastern Time at [                ]. The Special Meeting is being held to consider and vote on the following proposals:

1.

a proposal to approve and adopt the Agreement and Plan of Merger, dated as of June 6, 2023 (as amended from time to time, the “Merger Agreement”) by and among the Company, Resistance Acquisition, Inc., a Delaware corporation (“Parent”), and Resistance Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company being the surviving corporation (the “Merger”), and to approve each of the transactions contemplated thereby (the “Contemplated Transactions”), including the Merger (the “Merger Agreement Proposal”);

2.	a non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger (the “Management Compensation Proposal”); and

3.

a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”).

Under the terms of the Merger Agreement, an entity controlled by affiliates of Gurnet Point Capital, LLC, a Delaware limited liability company and Novo Holdings A/S, a Danish public limited liability company, will acquire the Company in a transaction with an enterprise value of approximately $462,000,000, assuming full payment of contingent value rights, in each case, as contemplated by the Merger Agreement. The board of directors of Paratek (the “Company Board”) has determined that this transaction is fair to and is in the best interest of the Company and its stockholders.

These items of business are more fully described in the proxy statement accompanying this notice of Special Meeting (the “Notice of Special Meeting”).

The record date for the Special Meeting is [                 ], 2023 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof, as set forth in the accompanying proxy statement. If on the Record Date your issued and outstanding shares (each, a “Share”) of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of Shares of Company Common Stock held in “street name” and this Notice of Special Meeting is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the Shares in your account. You are also invited to attend the virtual Special Meeting, although in order to attend, you must show proof of ownership of Shares of Company Common Stock, such as a current account statement. However, since you are not the stockholder of record, you may not vote your Shares at the Special Meeting unless you request and obtain a legal proxy or broker’s proxy card form from your broker, bank or other nominee. You may vote at the Special Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Online check-in will begin at [        ] Eastern Time, and you should allow ample time for the check-in procedures. A list of stockholders entitled to vote at the Special Meeting will be available for inspection during ordinary business hours at the Company’s principal executive office at least ten (10) days prior to the date of the Special Meeting and continuing through the date immediately preceding the date of the Special Meeting for any purpose germane to the Special Meeting.

This Notice of Special Meeting and the accompanying proxy statement constitute notice of the availability of appraisal rights pursuant to Section 262 of the Delaware General Corporation Law (“Section 262”), a copy of which is attached as Annex E to the accompanying proxy statement. Any holder seeking to demand appraisal of its Shares, or wishing to preserve its right to do so, should review Section 262 and the accompanying proxy statement.

The Company Board has approved the Merger Agreement and the Contemplated Transactions, including the Merger, and recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Management Compensation Proposal, and “FOR” the Adjournment Proposal.

The proposed transaction constitutes a “going-private transaction” under the rules of the Securities and Exchange Commission.

Your vote is very important, regardless of the number of Shares you own. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), the approval of the proposal to adopt the Merger Agreement requires the affirmative vote of a majority of Shares of Company Common Stock outstanding as of the close of business on the Record Date. Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date.

Your failure to vote on the proposal to adopt the Merger Agreement and the Contemplated Transactions, including the Merger, will have the same effect as a vote against such proposal.

The approval of the Management Compensation Proposal requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, so long as a quorum is present. The approval of the Adjournment Proposal requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon.

Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date.

Your vote is very important. To ensure your representation at the Special Meeting, it is important that you submit a proxy for your Shares promptly, whether or not you plan to attend the virtual Special Meeting. As promptly as possible, please complete, date, sign and return the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy over the internet or by telephone by following the instructions set forth on the enclosed proxy card. Stockholders who attend the Special Meeting may revoke their proxies and vote by attending the Special Meeting virtually.

By order of the Board of Directors,

William M. Haskel

Corporate Secretary

[                ], 2023

-i-

-ii-

-iii-

EXPLANATORY NOTE REGARDING THE MERGER AGREEMENT

The summary of the material provisions of the Agreement and Plan of Merger, dated as of June 6, 2023 (as amended from time to time, the “Merger Agreement”) set forth below and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and which is incorporated by reference in this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully in its entirety.

The Merger Agreement is described in this proxy statement and included as Annex A only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding Paratek Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Paratek”), Resistance Acquisition, Inc., a Delaware corporation (the “Parent”) or Resistance Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the “Merger Sub”), or their respective businesses. Such information can be found elsewhere in this proxy statement or, in the case of the Company, in the public filings that the Company makes with the Securities and Exchange Commission (the “SEC”), which are available without charge through the SEC’s website at www.sec.gov. For additional information, see the section entitled “Where You Can Find More Information.”

The representations, warranties and covenants made in the Merger Agreement by and among the Company, Parent and Merger Sub are qualified and subject to important limitations agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were made solely for the benefit of the parties to the Merger Agreement and were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close, whereas Merger Sub will merge with and into the Company, with the Company being the surviving corporation (the “Merger”), if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by confidential disclosures that were made by the Company, which disclosures are not reflected in the Merger Agreement. The representations and warranties in the Merger Agreement will not survive completion of the Merger. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may or may not have been included in the Company’s periodic and current reports, this proxy statement and other documents filed with the SEC. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference in this proxy statement.

SUMMARY TERM SHEET

Special Factors (page 23)

•	Background of the Merger. For a description of the background of the Merger, including our discussions with Parent and Merger Sub, see “Special Factors — Background of the Merger.”

•

Considerations of the Company Board and Procedural Safeguards with respect to the Contemplated Transactions. After careful consideration, the Company board of directors (the “Company Board”) unanimously: (i) determined that the Merger Agreement and the transactions contemplated thereunder (the “Contemplated Transactions”), including the Merger, are fair to, and in the best interests of, the Company and the holders of issued and outstanding shares of the Company’s Common Stock, par value $0.001 per share (the “Company Common Stock”) (each, a “Share”), and that it is advisable to enter into the Merger Agreement and the Contemplated Transactions, including the Merger, (ii) approved the Merger Agreement and the Contemplated Transactions, including the Merger and (iii) resolved to recommend that the holders of the Shares adopt the Merger Agreement. In evaluating the Merger, the Company Board also consulted with the Company’s management, legal, financial and other advisors and considered various material factors.

Accordingly, the Company Board recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Management Compensation Proposal, and “FOR” the Adjournment Proposal.

For a description of the purposes and reasons of the Company for the Merger, see “Special Factors — Considerations of the Company Board and Procedural Safeguards with respect to the Contemplated Transactions.”

•	Opinion of the Company’s Financial Advisor

•

The Company retained Moelis & Company LLC (“Moelis”) to act as its financial advisor in connection with the Merger. At the meeting of the Company Board on June 6, 2023 to evaluate and consider approval of the Merger Agreement and the Merger, Moelis delivered an oral opinion, which was confirmed by delivery of a written opinion, dated June 6, 2023, addressed to the Company Board (solely in its capacity as such) to the effect that, as of the date of the opinion and based upon and subject to the assumptions made, procedures followed, matters considered, and limitations on the review undertaken as set forth in the opinion, the consideration to be received by holders of the Company Common Stock in the Merger was fair, from a financial point of view, to such holders.

•

The full text of Moelis’ written opinion dated June 6, 2023, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex D to this proxy statement and is incorporated herein by reference. Moelis’ opinion was provided for the use of the Company Board (solely in its capacity as such) in its evaluation of the Merger Consideration. Moelis’ opinion was limited solely to the fairness from a financial point of view of the Merger Consideration to be received by the holders of the Company Common Stock in the Merger and does not address the Company’s underlying business decision to effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available to the Company. Moelis’ opinion does not constitute a recommendation as to how any holder of securities should vote or act with respect to the Merger or any other matter.

•

For a further discussion of Moelis’ opinion, see the section entitled “Special Factors — Opinion of the Company’s Financial Advisor” and for the full text of the written opinion of Moelis attached as Annex D to this proxy statement.

•

Purpose and Reasons of Dr. Loh for the Merger; Position of Dr. Loh as to the Fairness of the Merger. Under the SEC rules governing “going private” transactions, Dr. Loh may be deemed to be an affiliate of the Company, and, therefore, required to express his purpose and reasons for the Merger to the Company stockholders. For a description of Dr. Loh’s purpose and reasons for the Merger, and his beliefs as to the fairness of the Merger to the Company Stockholders, see “Special Factors — Purpose and Reasons of Dr. Loh for the Merger” and “Special Factors — Position of Dr. Loh as to the Fairness of the Merger.”

•

Certain Effects of the Merger; Treatment of the Shares. If the Merger is completed, each Share issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (but excluding each Share held in the treasury of the Company or owned by the Company or any direct or indirect wholly-owned subsidiary of the Company and each Share owned by Parent, Merger Sub or any direct or indirect wholly-owned subsidiary of Parent or Merger Sub immediately prior to the Effective Time (collectively, the “Cancelled Shares”) and Shares outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and properly demands appraisal for such Shares in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) (such Shares, collectively, the “Dissenting Shares”)) will be cancelled and retired and automatically converted into the right to receive (i) $2.15, payable to the holder thereof in cash, without interest (the “Cash Consideration”) but subject to reduction for any applicable withholding taxes payable in respect thereof and (ii) one contractual contingent value right (a “CVR”) that shall represent the right to receive $0.85 upon the satisfaction of certain conditions pursuant to a Contingent Value Rights Agreement (the “CVR Agreement”) to be entered into between Parent and a rights agent selected by Parent and reasonably acceptable to the Company (the “Rights Agent”) (the Cash Consideration and one CVR, collectively, the “Merger Consideration”), in accordance with and subject to the terms and conditions set forth in the Merger Agreement. For further information about the treatment of the Shares, see “Special Factors — Certain Effects of the Merger — Treatment of the Shares.”

•	Treatment of Equity Awards and Company Warrants. At the Effective Time and as a result of the Merger:

•	each stock option granted by the Company to purchase Company Common Stock (each, a “Company Stock Option”) that is outstanding and unvested immediately prior to the Effective Time will vest in full;

•

each Company Stock Option that has an exercise price per Share that is less than the Cash Consideration (an “In-the-Money Option”) that is outstanding will be cancelled, and, in exchange therefor, the holder of such cancelled In-the-Money Option will be entitled to receive (without interest), (A) an amount in cash (less applicable tax withholdings) equal to the product of (x) the total number of Shares subject to such In-the-Money Option immediately prior to the Effective Time multiplied by (y) the excess of the Cash Consideration over the applicable exercise price per Share subject to such In-the-Money Option, and (B) a right to receive with respect to each Share under such In-the-Money Option immediately prior to the Effective Time, a cash payment in the amount of $0.85 (less applicable tax withholdings) subject to and upon satisfaction of the conditions to payment of CVRs set forth in the CVR Agreement (the “CVR Payment”);

•

each Company Stock Option with an exercise price per share that is greater than or equal to the Cash Consideration and less than $3.00 (each, a “CVR In-the-Money Option”) that is outstanding will be cancelled and, in exchange therefor, the holder of such cancelled CVR In-the-Money Option will be entitled to receive (without interest), (A) if the conditions to payment of CVRs set forth in the CVR Agreement are satisfied, a right to receive an amount in cash (less applicable tax withholdings) equal to (1) the excess of (x) the sum of the Cash Consideration plus the CVR Payment over (y) the applicable exercise price per Share under such CVR In-the-Money Option multiplied by (2) the total number of Shares subject to such CVR In-the-Money Option, or (B) if the conditions to payment of CVRs set forth in the CVR Agreement are not satisfied, no consideration;

•

except as otherwise agreed in a Subscription Agreement, each Company restricted stock unit (“Company RSU”) and Company performance stock unit (“Company PSU” and, together with the Company RSUs, the “Company Equity Awards”), that is outstanding will be cancelled, and the holder of such cancelled Company Equity Award will be entitled, in exchange therefor, to receive (without interest and less applicable tax withholdings) (i) an amount in cash equal to the product of (A) the total number of Shares subject to such Company Equity Award multiplied by (B) the Cash Consideration, and (ii) a CVR Payment for each Share subject thereto (the “Equity Award Consideration”); provided, that any payment of the Equity Award Consideration in respect of an unvested Company Equity Award will remain subject to the same vesting conditions as were applicable to such Company Equity Award immediately prior to the Effective Time and shall only become payable to the holder of such cancelled Company Equity Award to the extent such vesting conditions are satisfied following the closing of the Contemplated Transactions (the “Closing”) (including by reason of any qualifying employment termination in the case of any Company Equity Award with single- or double-trigger severance protection pursuant to the terms of the applicable Company Equity Plan (as defined in the Merger Agreement), a Company Equity Award agreement, an employment agreement, the Company’s Amended and Restated Change in Control Severance Plan, as approved on June 6, 2023, or otherwise);

•	each Company Stock Option that is not an In-the-Money Option or a CVR In-the-Money Option shall be cancelled for no consideration; and

•

each warrant to purchase Company Common Stock (“Company Warrant”) shall be cancelled for no consideration. As of the Effective Time, all holders of Company Warrants will cease to have any rights thereto.

As of the Effective Time, all holders of Company Stock Options will cease to have any rights with respect thereto, except the right to receive the amounts in exchange for In-the-Money Options and CVR In-the-Money Options in accordance with the Merger Agreement and all holders of Company Equity Awards will cease to have any rights with respect thereto, except the right to receive the Equity Award Consideration in accordance with the Merger Agreement and, if applicable, the Subscription Agreement. Subject to the Merger Agreement and, as applicable, the terms of a Subscription Agreement, Parent shall cause the Surviving Corporation (as defined below) to make all payments to former holders of Company Stock Options and Company Equity Awards required under the Merger Agreement as promptly as reasonably practicable after the Effective Time, and, in any event no later than the first regularly scheduled payroll date of the Surviving Corporation occurring on or after the fifth (5th) business day, after (i) the Effective Time or (ii) with respect to any CVR Payment, the satisfaction of the conditions to payment of CVRs set forth in the CVR Agreement.

Under the terms of each Company Equity Award held by a non-employee director and the Company’s Non-Employee Director Compensation Policy, the award will accelerate and vest immediately prior to the Effective Time.

For a further description of the treatment of equity awards, See “The Merger Agreement — Treatment of Equity Awards and Company Warrants” and “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”

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Intent of the Directors and Executive Officers to Vote in Favor of the Merger. Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the Shares owned directly by them in favor of the approval of a proposal to approve and adopt the Merger Agreement, and the Contemplated Transactions, including the Merger (the “Merger Agreement Proposal”) and each of the other proposals. Concurrently with the execution and delivery of the Merger Agreement, certain members of the Company’s management team (the “Management Stockholders”) holding 4.73% of the outstanding Company Common Stock entered into a voting and support agreement with Parent (the “Voting Agreement”). Pursuant to the Voting Agreement, the Management Stockholders

have agreed to vote, and have granted Parent an irrevocable proxy with respect to the voting of, all Shares of Company Common Stock owned by them in favor of the adoption of the Merger Agreement and the approval of the Contemplated Transactions and against certain actions that would prevent, interfere with or delay the consummation of the Merger. A copy of the form of Voting Agreement entered into by the Management Stockholder and Parent is attached as Annex C to the accompanying proxy statement.

As of [                ], 2023, the record date for the Special Meeting (the “Record Date”), our directors and executive officers directly owned, in the aggregate, [            ] shares of Company Common Stock entitled to vote at the Special Meeting, or collectively approximately [    ]% of the total voting power entitled to vote at the Special Meeting. The Management Stockholders, including Evan Loh, holding an aggregate of 4.73% of the outstanding Company Common Stock have also entered into the Voting Agreement with Parent, pursuant to which the Management Stockholders, including Dr. Loh, have agreed to vote, and have granted Parent an irrevocable proxy with respect to the voting of, all Shares of Company Common Stock owned by them in favor of the adoption of the Merger Agreement and the approval of the Contemplated Transactions and against certain actions that would prevent, interfere with or delay the consummation of the Merger. For a further description of the voting intentions of the Company’s directors and executive officers, see “Special Factors — Intent of the Directors and Executive Officers to Vote in Favor of the Merger” and “Information about the Special Meeting — Voting Intentions of the Company’s Directors and Executive Officers.”

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Commitment of Dr. Loh to Vote in Favor of the Merger. On June 6, 2023, concurrently with the execution and delivery of the Merger Agreement, Dr. Loh, along with other Management Stockholders, entered into a Voting Agreement with Parent. Pursuant to such Voting Agreement, Dr. Loh, along with the other Management Stockholders has agreed to vote, and has granted Parent an irrevocable proxy with respect to the voting of, all Shares of Company Common Stock owned by him in favor of the adoption of the Merger Agreement and the approval of the Contemplated Transactions and against certain actions that would prevent, interfere with or delay the consummation of the Merger. See “Special Factors — Voting Agreements.”

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Material U.S. Federal Income Tax Consequences of the Merger. The exchange of the Shares for cash in the Merger will be a taxable transaction to U.S. Holders (as defined below in “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”) for U.S. federal income tax purposes and may also be taxable under state, local and non-U.S. tax laws. Stockholders who are Non-U.S. Holders (as defined below in “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”) will generally not be subject to U.S. federal income tax on any gain recognized in connection with the Merger unless such Non-U.S. Holder has certain connections to the United States. The amount of gain or loss recognized, and the timing and character of such gain or loss, depend in part on the U.S. federal income tax treatment of the CVRs, with respect to which there is a significant amount of uncertainty. You should consult your tax advisor to determine the tax consequences (including the application and effect of any U.S. federal, state, local and non-U.S. tax laws) to you in light of your particular circumstances. The receipt of CVRs in exchange for Shares pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. The amount of gain or loss recognized, and the timing and character of such gain or loss, depend in part on the U.S. federal income tax treatment of the CVRs, with respect to which there is a significant amount of uncertainty. For further information about the material U.S. federal income tax consequences of the Merger, see “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger.”

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Financing of the Merger. The Merger Agreement does not contain any financing-related contingencies or financing conditions to consummation of the Merger. Parent estimates that the total funds necessary to complete the Merger and the related transactions will be approximately $475,000,000. Parent has commitment letters to fund approximately $300,000,000 from an equity commitment by GPC WH Fund LP, a Delaware limited partnership (the “Guarantor” or “Equity Investor”) and approximately $175,000,000 from debt financing by specified lenders as further described below.

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The Company is party to an equity commitment letter dated as of June 6, 2023 (the “Equity Commitment Letter”) by and among Parent, the Company and the Guarantor, pursuant to which the Guarantor agreed to provide an equity commitment to Parent in an aggregate amount of $300,000,000 (the “Equity Commitment”) to finance the consummation of the Merger and the Contemplated Transactions and to pay related fees and expenses.

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Parent has delivered to the Company a debt commitment letter dated as of June 6, 2023 (the “Debt Commitment Letter”) with Oaktree Capital Management, L.P. (solely in its capacity as an investment manager to certain funds and accounts managed by it, the “Debt Commitment Party”), pursuant to which, and subject to the terms and conditions set forth therein, the Debt Commitment Party committed to provide to Parent, on the Closing Date, senior secured term loans in an aggregate principal amount of $175,000,000 (the “Debt Financing”) to, among other things, finance the Contemplated Transactions, including the Merger, and pay fees and expenses in connection with the Contemplated Transactions, including the Merger and the Debt Financing. The obligations of the Debt Commitment Party to provide the Debt Financing are subject to customary terms and conditions, including, but not limited to, the consummation of the Merger in accordance with all material respects with the terms of the Merger Agreement. Although the Merger is not conditioned on Parent’s receipt of the Debt Financing, the failure of Parent to obtain sufficient Debt Financing may result in the failure of the Merger to be completed. In such case, Parent may be required to pay the Parent Termination Fee (as defined below) to the Company. For further information about the financing of the Merger, see “Special Factors — Financing of the Merger.”

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Limited Guarantee. Concurrently with the execution of the Merger Agreement, the Guarantor entered into a limited guarantee (the “Limited Guarantee”) in favor of the Company, pursuant to which the Guarantor has provided a limited guarantee with respect to the payment of the Parent Termination Fee, as well as certain reimbursement and indemnity obligations that may be owed by Parent pursuant to the Merger Agreement, in each case, capped at $9,250,000 and subject to the terms of the Merger Agreement and of such Limited Guarantee. For a further description of the Limited Guarantee, see “Special Factors — Limited Guarantee.”

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Regulatory Approvals. The Merger is subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), which prevents the parties from completing the Merger until required information and materials are furnished to the Antitrust Division of the Department of Justice and the Federal Trade Commission, and all statutory waiting period requirements have been satisfied and/or all applicable consents have been obtained. The requisite notification and report forms under the HSR Act were filed with the Antitrust Division of the Department of Justice and the Federal Trade Commission on June 21, 2023 and the applicable waiting period expired on 11:59 pm, July 21, 2023. For further information about the regulatory approvals required to complete the Merger, see “Special Factors — Regulatory Approvals.” Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure that these regulatory clearances and approvals will be timely obtained or obtained at all or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the Merger, including the requirement to divest assets, create or modify contractual rights or obligations or enter into supply or services agreements. These conditions could result in the conditions to the Merger not being satisfied.

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Litigation Related to the Merger. Between July 11, 2023 and July 27, 2023, the Company received eight demand letters (the “Demand Letters”), each from a purported stockholder of the Company alleging to have identified purportedly materially misleading and incomplete statements in the preliminary proxy statement filed by the Company on June 30, 2023. Certain of the Demand Letters also purport to raise issues with aspects of the process that led to the Merger. Certain of those Demand Letters were served pursuant to Section 220 of the DGCL and seek books and records of the Company related to the Merger. The Company believes the allegations asserted in the Demand Letters are without merit. Additional demand letters or lawsuits relating to the Merger may also be received and/or filed in the future. For a further description of litigation relating to the Merger, see “Special Factors — Litigation Relating to the Merger.”

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Effective Time of the Merger. Subject to the terms and conditions set forth in the Merger Agreement, the Closing will take place by the remote exchange of documents as soon as practicable, but in no event later than the third (3rd) business day after the satisfaction or waiver of all conditions to the Closing (excluding conditions that, by their terms, cannot be satisfied until the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) (see “The Merger Agreement — Conditions to the Completion of the Merger”), or at such other place or on such other date as Parent and the Company may mutually agree. The Company, however, cannot ensure Closing will occur by any particular date, if at all. For further information, see “Special Factors — Effective Time of the Merger.”

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Payment of the Merger Consideration. At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time of the Merger (but excluding Cancelled Shares and Dissenting Shares) will be cancelled and automatically converted into the right to receive the Merger Consideration, but subject to reduction for any applicable withholding taxes payable in respect thereof, in accordance with and subject to the terms and conditions set forth in the Merger Agreement.

At or prior to the Effective Time, Parent will deposit, or cause to be deposited, with a bank or trust company reasonably acceptable to the Company (the “Paying Agent”), cash in an amount sufficient to pay the aggregate Cash Consideration required to be paid by the Paying Agent in accordance with the Merger Agreement, for the benefit of holders of (i) a certificate (a “Certificate”) which, immediately prior to the Effective Time represented outstanding Shares that were cancelled and retired and converted pursuant to the Merger Agreement into the right to receive the Merger Consideration and (ii) each book-entry share (“Book-Entry Share”), which, immediately prior to the Effective Time represented outstanding Shares that were cancelled and retired and converted pursuant to the Merger Agreement into the right to receive the Merger Consideration. For further information about payment of the Merger Consideration, see “Special Factors — Payment of Merger Consideration.

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Applicability of Securities and Exchange Commission Rules Related to “Going Private” Transactions. The requirements of Rule 13e-3 under the Securities Exchange Act, apply to the Merger because Evan Loh, M.D., our Chief Executive Officer, is deemed to be engaged in a “going private” transaction under Rule 13e-3 under the Exchange Act. GPC WH Fund; Resistance GP LLC, a Delaware limited liability company (“Resistance GP”); Novo Holdings A/S, a Danish limited liability company (“Novo Holdings”); TopCo; Resistance Holdings, Inc., a Delaware corporation (“Resistance Holdings”); Resistance Intermediate, Inc., a Delaware corporation (“Resistance Intermediate”); Parent; and Merger Sub could also be deemed to be engaged in a “going private” transaction under Rule 13e-3 under the Exchange Act. GPC WH Fund, Resistance GP, Novo Holdings, TopCo, Resistance Holdings, Resistance Intermediate, Parent and Merger Sub are hereafter collectively referred to as the “Parent Entities”. To comply with the requirements of Rule 13e-3, the Company Board, Dr. Loh and the Parent Entities make certain statements in this proxy statement as to, among other matters, their purposes and reasons for the Merger, and their belief as to the fairness of the Merger to our unaffiliated stockholders. See “Special Factors — Position of Parent Entities as to the Fairness of the Merger” and “Special Factors — Position of Dr. Loh as to the Fairness of the Merger.”

In this proxy statement, we refer to the Subscribers who are not filing persons as the “Other Subscribers.” None of the Other Subscribers individually or in the aggregate hold 5% or more of the outstanding shares of common stock, have the power to appoint any director or executive officer of the Company, will hold 5% or more of the equity interests in Parent, will serve as a director or executive officer of the surviving company or will have the power to appoint any director or executive officer of the surviving company.

The Merger Agreement (page 87)

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A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement, and which is incorporated by reference in this proxy statement in its entirety, is included in “The Merger Agreement.”

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Effective Time and Closing of the Merger. Subject to the terms and conditions set forth in the Merger Agreement, the Closing will take place by the remote exchange of documents as soon as practicable, but in no event later than the third (3rd) business day after the satisfaction or waiver of all conditions to the Closing (excluding conditions that, by their terms, cannot be satisfied until the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) (see “The Merger Agreement — Conditions to the Completion of the Merger”), or at such other place or on such other date as Parent and the Company may mutually agree. The Company, however, cannot assure Closing will occur by any particular date, if at all. The Merger will become effective, at the Effective Time, upon the filing of the certificate of merger (the “Certificate of Merger”) with the Office of the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with, the relevant provisions of the DGCL, or later time as specified in the Certificate of Merger and such later time specified in the Certificate of Merger and agreed to by Merger Sub and the Company.

•

Conditions to the Completion of the Merger: The Closing of the Merger depends on a number of conditions being satisfied or waived. These conditions, which are described more fully in “The Merger Agreement — Conditions to the Completion of the Merger,” include:

•

the affirmative vote to adopt the Merger Agreement from the holders of a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL (the “Company Requisite Vote”);

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the absence of any order, injunction or decree issued by any governmental body, of competent jurisdiction preventing the consummation of the Merger, and no statute, rule, regulation, order, injunction, or decree will have been enacted, entered, promulgated, or enforced (and continue to be in effect) by any governmental body that prohibits, enjoins, restricts, prevents or makes illegal the consummation of the Merger or the Contemplated Transactions;

•

any waiting period (and any extensions thereof) and any approvals or clearances applicable to the consummation of the Contemplated Transactions in accordance with the HSR Act shall have expired, or been terminated or obtained, as applicable;

•	the performance or compliance in all material respects by each party of all covenants and obligations required to be complied with or performed by each party under the Merger Agreement;

•	the accuracy of each party’s representations and warranties in the Merger Agreement (subject to materiality qualifiers);

•	the absence of a Company Material Adverse Effect (as defined below); and

•	the delivery of an officers’ certificate by each party with respect to representation and warranties and performance of obligations under the Merger Agreement.

For more information about the conditions to completion of the Merger, see “The Merger Agreement — Conditions to the Completion of the Merger.”

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Solicitation of Company Acquisition Proposals. Pursuant to the Merger Agreement, the Company agreed to, and to cause its Subsidiaries (as defined in the Merger Agreement), and Representatives (as defined in the Merger Agreement) to, (x) immediately cease any solicitation, discussions, or negotiations with any person (other than Parent, Merger Sub, or any designees of Parent or Merger Sub) with respect to any offer or proposal made or renewed by a person or group (other than Parent or Merger Sub) at any time after June 6,

2023, that is structured to permit such person or group to acquire beneficial ownership or control, directly or indirectly, of twenty percent (20%) or more (on a non-diluted basis) of the total voting power of the Shares or other equity securities of the Company or twenty percent (20%) or more of the consolidated total assets, net revenue or net income of the Company and its Subsidiaries, pursuant to a merger, consolidation, or other business combination, sale of shares of capital stock, sale of assets, license, recapitalization, tender offer or exchange offer, or similar transaction, including any single or multi-step transaction or series of related transactions, in each case, other than the Merger (such proposal, an “Acquisition Proposal”) or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal from and after June 6, 2023, (y) promptly terminate access granted to any third party or its Representatives to any electronic data room maintained by the Company or its Subsidiaries with respect to the Contemplated Transactions and (z) to the extent the Company has the right to do so, request the return or destruction of all confidential information provided by or on behalf of the Company or its Subsidiaries to any such third party or its Representatives with respect to the Contemplated Transactions (and in any event within twenty-four (24) hours following June 6, 2023). The Company has agreed that, until the Effective Time or the date, if any, on which the Merger Agreement is validly terminated, and subject to certain exceptions, the Company will not, and will cause its Subsidiaries not to, and instruct its Representatives not to, (a) initiate, solicit, knowingly encourage or knowingly facilitate any inquiry with respect to, or the making, submission or announcement of an Acquisition Proposal, (b) engage in negotiations with any person (other than Parent, Merger Sub, or any designees of Parent or Merger Sub) with respect to any Acquisition Proposal or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal, (c) provide any non-public information to any person (other than Parent, Merger Sub, or any designees of Parent or Merger Sub) in connection with any Acquisition Proposal or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal, (d) approve, endorse or recommend or propose to approve, endorse or recommend any Acquisition Proposal, or any person becoming an “interested stockholder” of the Company as defined in Section 203 of the DGCL, (e) enter into any letter of intent or agreement in principle or any agreement providing for any Acquisition Proposal, subject to certain exceptions; or (f) resolve to do, or agree or publicly announce an intention to do any of the foregoing.

Notwithstanding any other provision of the Merger Agreement, if at any time following the date of the Merger Agreement and prior to obtaining the Company Requisite Vote, (i) the Company has received a written Acquisition Proposal that did not result from a breach of the provisions of the Merger Agreement which are described in the subsection “The Merger Agreement — Acquisition Proposals”, (ii) the Company Board or a committee thereof determines, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or is reasonably likely to lead to or result in a Superior Proposal (as defined in the Merger Agreement), and (iii) the Company Board or a committee thereof determined, after consultation with its financial advisors and outside legal counsel, in good faith that the failure of the Company Board to take an action described in clause (A) or (B) below would be inconsistent with its fiduciary duties under applicable law, then the Company may (A) furnish information with respect to the Company and its Subsidiaries to the person making such Acquisition Proposal and its Representatives and (B) participate in discussions or negotiations with such person and its Representatives regarding such Acquisition Proposal.

The Company Board is prohibited from taking certain actions enumerated in the Merger Agreement that would constitute (i) the withdrawal, withholding, qualification or modification in a manner adverse to Parent or Merger Sub, or the public announcement of the withdrawal, withholding, qualification or modification in a manner adverse to Parent or Merger Sub, of the Company Board Recommendation (as defined below), (ii) approving or recommending, or resolving to or publicly proposing to approve, endorse or recommend, any Acquisition Proposal, (iii) the failure, by the Company, within ten (10) business days of the commencement of a tender or exchange offer for Shares that constitutes an Acquisition Proposal by a person other than Parent or any of its Affiliates (as defined in the Merger Agreement), to file a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) recommending that the holders of the Shares reject such Acquisition Proposal (including by taking no position or a neutral position with respect to such Acquisition Proposal) and not tender any Shares into such tender or exchange offer, (iv) the failure to include in this Proxy Statement the recommendation of the Company Board to approve the Merger Agreement and the Contemplated Transactions, including the Merger (the “Company Board Recommendation”), or (v) the failure by the Company Board or a committee thereof to publicly reaffirm the Company Board Recommendation within five (5) business days of receiving a written request from Parent to provide such public reaffirmation (any such action described in (i) through (v) above, a “Change of Board Recommendation”) unless, prior to obtaining the Company Requisite Vote, (1) there occurs an Intervening Event (as defined in the Merger Agreement), or the Company Board will have determined in good faith, after consultation with its financial and outside legal advisors that the failure to effect an Change of Board Recommendation would be inconsistent with its fiduciary duties under applicable law; (2) the Company Board provides Parent with at least five (5) business days’ advance written notice that the Company intends to make an Change of Board Recommendation and, if requested by Parent in good faith, the Company has negotiated in good faith with respect to any revisions to the terms of the Merger Agreement so that an Change of Board Recommendation would no longer be necessary; and (3) after giving effect to clause (2), as required, the Company Board will have determined in good faith, after consultation with its financial and outside legal advisors that the failure to effect a Change of Board Recommendation would be inconsistent with its fiduciary duties under applicable law.

For more information about the restrictions on the Company’s solicitation of Acquisition Proposals and Change of Board Recommendation, see “The Merger Agreement — Acquisition Proposals.”

Parties to the Merger (page 114)

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The Company. The Company is a commercial-stage biopharmaceutical company focused on the development and commercialization of novel life-saving therapies for life-threatening diseases or other public health threats for civilian, government and military use. The Company’s lead commercial product, NUZYRA® (omadacycline), is a once-daily oral and intravenous antibiotic available in the United States for the treatment of adults with community-acquired bacterial pneumonia (CABP) and acute bacterial skin and skin structure infections (ABSSSI). The Company has a collaboration agreement with Zai Lab for the development and commercialization of omadacycline in the greater China region and retains all remaining global rights. In 2019, the Company was awarded a contract from the U.S. Department of Health and Human Services’ Biomedical Advanced Research and Development Authority (“BARDA”), now valued at up to $304 million, to support the development and U.S.-based manufacturing of NUZYRA for pulmonary anthrax. The principal executive office is located at 75 Park Plaza, 3rd Floor, Boston, MA 021164 and the telephone number of our principal executive office is (617) 807-6600. For more information about the Company, see “Parties to the Merger — The Company.”

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Parent. Parent was formed on June 2, 2023, solely for the purpose of completing the proposed Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger and arranging financing therefor. Parent is a Delaware corporation and is a direct, wholly-owned subsidiary of Resistance Intermediate, an affiliate of Gurnet Point. Parent has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement and the Voting Agreement. The principal office is located at c/o B-FLEXION International GP LLC, 55 Cambridge Parkway, Suite 401, Cambridge, MA 02142 and the telephone number of the principal executive office is (617) 588-4900.

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Merger Sub. Merger Sub was formed on June 2, 2023, solely for the purpose of completing the proposed Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger and arranging financing therefor. Merger Sub is a direct, wholly-owned subsidiary of Parent and has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. At the Effective Time, Merger Sub will merge with and into the Company, the separate corporate existence of the Company will cease, and the Company will continue as the surviving corporation of the Merger. The principal office of Merger Sub is located at c/o B-FLEXION International GP LLC, 55 Cambridge Parkway, Suite 401, Cambridge, MA 02142 and the telephone number of the principal executive office is (617) 588-4900.

Other Interested Parties in the Merger (page 115)

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Dr. Evan Loh, M.D. Dr. Loh has served as the Company’s Chief Executive Officer since 2019 and as a member of the Company Board since 2014. Prior to the Company’s merger with Transcept Pharmaceuticals, Inc., Dr. Loh had served as Chairman of the Company Board and Chief Medical Officer.

Information about the Special Meeting (page 117)

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Date, Time, Place and Purpose of the Special Meeting. The Special Meeting of stockholders of the Company will be held virtually via live webcast on [            ], 2023, at [            ] Eastern Time at [             ]. At the Special Meeting, Company stockholders will be asked to consider and vote upon:

•	the Merger Agreement Proposal;

•	the Management Compensation Proposal (as defined below); and

•	the Adjournment Proposal (as defined below).

For more information about the Special Meeting, see “Information about the Special Meeting — Date, Time, Place and Purpose of the Special Meeting.”

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Record Date and Quorum. Stockholders of record as of the close of business on [             ], 2023, the Record Date for the Special Meeting, are entitled to receive notice of, and to attend and vote at, the Special Meeting, or any adjournment or postponement thereof.

The representation of the holders of a majority of the outstanding Shares of Company Common Stock as of the Record Date must be present at the Special Meeting, attending the Special Meeting virtually or represented by proxy, in order to constitute a quorum, for the purposes of holding the Special Meeting and conducting business. For more information about the Record Date and quorum, see “Information about the Special Meeting — Record Date and Quorum.”

•	Vote Required.

•

The Merger Agreement Proposal. In accordance with the DGCL, the approval of the Merger Agreement Proposal requires the affirmative vote of a majority of Shares of Company Common Stock outstanding as of the close of business on the Record Date.

•

The Management Compensation Proposal. The approval of the Management Compensation Proposal requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, so long as a quorum is present.

•

The Adjournment Proposal. The approval of the Adjournment Proposal requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present.

For more information about the vote required to approach each of the proposals, see “Information about the Special Meeting —  Vote Required.”

Other Important Information Regarding the Company (page 135)

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Market Price of Shares and Dividends. On [                ], 2023, the most recent practicable date before this proxy statement was distributed to our stockholders, the closing price for the Shares on the Nasdaq Stock Market LLC (“Nasdaq”), was $[                 ] per share of Company Common Stock. You are encouraged to obtain current market quotations for the Shares in connection with voting your Shares. For more information about the market price of Shares and dividends, see “Other Important Information Regarding the Company — Market Price of Shares and Dividends.”

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS AND THE SPECIAL MEETING

The following questions and answers are intended to briefly address some commonly asked questions regarding the Special Meeting, the Merger Agreement and the Contemplated Transactions, including the Merger. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the “Summary Term Sheet” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, all of which you should read carefully in their entirety. See “Where You Can Find More Information.”

Q:	Why am I receiving this document?

A:

On June 6, 2023, the Company entered into the Merger Agreement. Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company being the surviving corporation. The Company, in its capacity as the corporation surviving the Merger, is sometimes referred to in this proxy statement as the surviving corporation (the “Surviving Corporation”). Parent and Merger Sub are controlled by affiliates of Gurnet Point Capital, LLC, a Delaware limited liability company (“Gurnet Point”) and Novo Holdings A/S, a Danish public limited liability company (“Novo Holdings”). If the Merger is completed, each Share issued and outstanding immediately prior to the Effective Time of the Merger (but excluding any Cancelled Shares and Dissenting Shares) will be cancelled and retired and automatically converted into the right to receive the Merger Consideration, in accordance with and subject to the terms and conditions set forth in the Merger Agreement. A copy of the Merger Agreement is attached to this proxy statement as Annex A and is incorporated by reference in this proxy statement in its entirety

After careful consideration, the Company Board unanimously: (i) determined that the Merger Agreement and the Contemplated Transactions, including the Merger are fair to, and in the best interests of, the Company and the holders of the Shares, and that it is advisable to enter into the Merger Agreement and the Contemplated Transactions, including the Merger, (ii) approved the Merger Agreement and the Contemplated Transactions, including the Merger and (iii) resolved to recommend that the holders of the Shares adopt the Merger Agreement. In evaluating the Merger, the Company Board also consulted with the Company’s management, legal, financial and other advisors and considered various material factors.

The Company is holding the Special Meeting so that the Paratek stockholders may vote to approve the Merger Agreement Proposal; a non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger (the “Management Compensation Proposal”); and a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”).

The Company is soliciting proxies for the Special Meeting. You are receiving this proxy statement because you own Shares. This proxy statement contains important information about the Merger and the Special Meeting, and you should read it carefully. The enclosed proxy card allows you to vote your Shares without attending the Special Meeting.

Your vote is extremely important, and we encourage you to submit your proxy as soon as possible. For more information on how to vote your Shares, please see the section of this proxy statement entitled “Information about the Special Meeting.”

Q:	What is the proposed transaction and what effects will it have on the Company?

A:	The proposed transaction is the Merger of Merger Sub with and into the Company, subject to and in accordance with the terms and conditions of the Merger Agreement.

Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company with the Company being the Surviving Corporation. If the Merger is completed, each Share issued and outstanding immediately prior to the Effective Time (but excluding Cancelled Shares and Dissenting Shares) will be cancelled and retired and automatically converted into the right to receive the Merger Consideration, in accordance with and subject to the terms and conditions set forth in the Merger Agreement.

In addition, following completion of the Merger, there will be no further market for the Shares and, as promptly as practicable after the Effective Time and in compliance with applicable law, the Shares will be delisted from Nasdaq and as promptly as practicable after such delisting, the Shares will be deregistered under the Exchange Act. As a result of the Merger, the Company will no longer be an independent public company, the Shares will no longer be listed on any exchange or quotation system, price quotations will no longer be available and the Company’s registration and reporting obligation under the Exchange Act will cease.

Following completion of the Merger, your Shares will represent only the right to receive the Merger Consideration, subject to and in accordance with the terms and conditions of the Merger Agreement, and you will no longer have any interest in the Company’s future earnings, growth or value other than the CVR, which provides the Company’s stockholders with an opportunity to realize additional value if the milestone is achieved, as described in the CVR Agreement.

For more information about the Merger Agreement and the Contemplated Transactions, including the Merger, see “The Merger Agreement.”

Q:	What happens if the Merger is not completed?

A:

If the Merger Agreement Proposal is not approved by the Company’s stockholders or if the Merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their Shares in connection with the Merger. Instead, unless the Company is sold to a third party, the Company will remain an independent public company, and the Shares will continue to be listed and traded on the Nasdaq, so long as the Company continues to meet the applicable listing requirements. In addition, if the Merger is not completed, the Company expects that management will operate the Company’s business in a manner similar to that in which it is being operated today, after giving effect to an anticipated reduction in workforce by at least 30%, including substantial reductions among the sales force, and that the Company’s stockholders will continue to be subject to the same risks, uncertainties and potential substantial dilution to which they are currently subject. Further, with the Company Convertible Notes coming due on May 1, 2024, the Company will need to successfully execute one or more financing transactions prior to that time to raise sufficient cash for the Company to be able to repay or refinance that debt. If the Company can successfully refinance the Company Convertible Notes, the Company anticipates that such financing transactions would likely be substantially dilutive to current common stockholders. The effect of these risks on the future value of your Shares is uncertain, including the risk that the market price of Shares may decline to the extent that the current market price of Shares reflects a market assumption that the Merger will be completed. For more information about what happens if the Merger is not completed, see “Special Factors — Certain Effects on the Company if the Merger is Not Completed.”

Under certain circumstances, if the Merger is not completed, the Company may be required to pay Parent a termination fee of $4,900,000 (the “Company Termination Fee”), as well as, under certain circumstances, to reimburse up to $1,750,000 of Parent’s fees and expenses incurred in connection with the Merger Agreement and the Contemplated Transactions (the “Reimbursement Payment”), or Parent may be required to pay the Company a termination fee of $6,750,000 (the “Parent Termination Fee”). For more information about such fees, see “The Merger Agreement — Termination Fees.”

Q:	When and where is the Special Meeting?

A:

The Special Meeting of stockholders of the Company will be held virtually via live webcast on [            ], 2023, at [            ] Eastern Time at [            ]. Stockholders of the Company will be able to attend the Special Meeting by visiting the Special Meeting website. If you choose to attend the Special Meeting and vote your Shares via the Special Meeting website, you will need the control number included on your proxy card. For more information about the Special Meeting, see “Information about the Special Meeting.”

Q:	Who can vote at the Special Meeting?

A:

All record holders of Shares as of the close of business on [            ], 2023, the Record Date, are entitled to notice of, and to virtually attend and vote at, the Special Meeting or any adjournment or postponement thereof. You are entitled to receive notice of, and to attend and vote at, the Special Meeting if you are a record holder of Shares at the close of business on the Record Date.

Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date on each matter properly brought before the Special Meeting.

If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, and you wish to vote by attending the Special Meeting virtually, you will need to provide proof of ownership, such as a recent account statement or letter from your broker, bank or other nominee, along with proper identification. Please note that if you are a beneficial owner and wish to vote by attending the Special Meeting virtually, you must have a legal proxy from your broker, bank or other nominee naming you as the proxy. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record.

For more information about who can vote at the Special Meeting, see “Information about the Special Meeting — Voting.”

Q:	What is the difference between being a “stockholder of record” and a “beneficial owner” of Shares held in “street name”?

A:

If on [                ], 2023 your Shares were registered directly in your name with Paratek’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

If on [                ], 2023 your Shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of Shares held in “street name” and the notice of Special Meeting (the “Notice of Special Meeting”), is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the Shares in your account. You are also invited to attend the virtual Special Meeting, although in order to attend, you must show proof of Share ownership, such as a current account statement. However, since you are not the stockholder of record, you may not vote your Shares at the Special Meeting unless you request and obtain a legal proxy or broker’s proxy card form from your broker, bank or other nominee.

For more information about the stockholders of record and beneficial owners of Shares held in “street name,” see “Information about the Special Meeting — Voting.”

Q:	What am I being asked to vote on at the Special Meeting?

A:	You are being asked to consider and vote on the following:

•

Merger Agreement Proposal: A proposal to approve and adopt the Merger Agreement, and the Contemplated Transactions, including the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety.

•

Management Compensation Proposal: A non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, as disclosed in the “Potential Change-in-Control Payments to Named Executive Officers” table contained in the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Golden Parachute Compensation.”

•

Adjournment Proposal: A proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal.

For more information on each of these proposals, see “The Merger (The Merger Agreement Proposal — Proposal 1),” “Merger Related Executive Compensation Arrangements (The Management Compensation Proposal — Proposal 2)” and “Adjournment of the Special meeting (The Adjournment Proposal —Proposal 3).”

Q:	What is a quorum?

A:

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding Shares entitled to vote are present at the Special Meeting or represented by proxy. On the Record Date, there were [            ] Shares outstanding and entitled to vote. Thus, the holders of [            ] Shares must be present or represented by proxy at the Special Meeting to have a quorum.

Your Shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote electronically at the Special Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the Shares present at the meeting or represented by proxy may adjourn the meeting to another date. For more information about the quorum of the Special Meeting, see “Information about the Special meeting — Record Date and Quorum.”

Q:	What votes are required for the Company’s stockholders to approve the Merger Agreement Proposal?

A:

In accordance with the DGCL, the approval of the proposal to adopt the Merger Agreement requires the affirmative vote of a majority of Shares of Company Common Stock outstanding as of the close of business on the Record Date. Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date. As of the close of business on [                ], 2023, which is the most recent practicable date before this proxy statement was distributed to our stockholders, there were [            ] Shares of Company Common Stock outstanding.

As of the date of the filing of this proxy statement, none of Parent, Merger Sub or any of their respective affiliates (as defined under Rule 405 of the Securities Act of 1933, as amended, (the “Securities Act”) and the rules and regulations promulgated thereunder own any Shares.

The Management Stockholders (including Evan Loh), holding an aggregate of 4.73% of the outstanding Company Common Stock, have entered into the Voting Agreement, pursuant to which the Management Stockholders have agreed to vote, and have granted Parent an irrevocable proxy with respect to the voting of, all Shares of Company Common Stock owned by them in favor of the adoption of the Merger Agreement and the Contemplated Transactions and against certain actions that would prevent, interfere with or delay the consummation of the Merger. A copy of the form of Voting Agreement entered into by each Management Stockholder and Parent is attached as Annex C to this proxy statement.

For more information, see “The Merger (The Merger Agreement Proposal — Proposal 1).”

Q:	What vote is required for the Company’s stockholders to approve the Management Compensation Proposal?

A:

Approval of the non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, so long as a quorum is present.

Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date.

For more information on each of these proposals, see “Merger Related Executive Compensation Arrangements (The Management Compensation Proposal — Proposal 2).”

Q:	What vote is required for the Company’s stockholders to approve the Adjournment Proposal?

A:

Approval of the proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal, requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present.

Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date.

For more information on each of these proposals, see “Adjournment of the Special Meeting (The Adjournment Proposal — Proposal 3).”

Q:	How are the votes counted?

A:

For each of the Merger Agreement Proposal, the Management Compensation Proposal and the Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” An abstention will have the same effect as an “AGAINST” vote for these proposals and will count for purposes of determining if a quorum is present at the Special Meeting. For more information, see “Information about the Special Meeting.”

Q:	How does the Company Board recommend that I vote?

A:	After careful consideration, the Company Board recommends that you vote:

•	“FOR” the Merger Agreement Proposal;

•	“FOR” the Management Compensation Proposal; and

•	“FOR” the Adjournment Proposal.

For more information, you should read “Special Factors — Considerations of the Company Board and Procedural Safeguards with respect to the Contemplated Transactions” for a discussion of the factors that the Company Board considered in deciding to recommend the approval of the Merger Agreement and the Contemplated Transactions, including the Merger. See also “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”

Q:	How will the Management Stockholders vote on the Merger Agreement Proposal?

A:

On June 6, 2023, concurrently with the execution and delivery of the Merger Agreement, the Management Stockholders, including Dr. Loh, entered into a Voting Agreement with Parent. Pursuant to such Voting Agreement, the Management Stockholders, including Dr. Loh, have agreed to vote, and have granted Parent an irrevocable proxy with respect to the voting of, all Shares of Company Common Stock owned by them in favor of the adoption of the Merger Agreement and the approval of the Contemplated Transactions and against certain actions that would prevent, interfere with or delay the consummation of the Merger. A copy of the form of Voting Agreement entered into by each Management Stockholder, including Dr. Loh and Parent is attached as Annex C to this proxy statement.

Q:	How do I vote?

A:	If you are a stockholder of record as of the Record Date, you may vote your Shares on matters presented at the Special Meeting in any of the following ways:

•	by attending the Special Meeting virtually and casting your vote electronically;

•	by proxy (stockholders of record have a choice of voting by proxy);

•	on the internet, by following the internet proxy instructions printed on the enclosed proxy card;

•	by telephone, using the telephone number printed on the enclosed proxy card; or

•	by mail, by marking the enclosed proxy card, dating and signing it, and returning it in the accompanying prepaid reply envelope.

If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your Shares voted. Those instructions will identify which of the above choices are available to you in order to have your Shares voted. Please note that if you are a beneficial owner and wish to vote electronically by attending the Special Meeting virtually, you must have a legal proxy from your broker, bank or other nominee naming you as the proxy. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record.

The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your Shares, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the internet or by telephone in advance of the Special Meeting.

Please refer to the instructions on your proxy card or voting instruction form to determine the deadlines for submitting a proxy over the internet or by telephone in advance of the Special Meeting. If you choose to submit your proxy by mailing a proxy card, your proxy card must be received by our Corporate Secretary by the time the Special Meeting begins.

For more information about voting, see “Information about the Special Meeting — How to Vote.”

Q:	What is a proxy?

A:

A proxy is your legal designation of another person to vote your Shares. This written document describing the matters to be considered and voted on at the Special Meeting is called a proxy statement. The document used to designate a proxy to vote your Shares is called a proxy card. For more information about voting by proxy, see “Information about the Special Meeting — How to Vote.”

Q:	If I am a stockholder of record, what happens if I do not vote or submit a proxy card?

A:

If you do not attend the Special Meeting and fail to vote, either electronically at the virtual Special Meeting or by proxy, your Shares will not be voted at the Special Meeting and will not be counted as present for purposes of determining whether a quorum exists.

Additionally, if you do not attend the Special Meeting and fail to vote, electronically at the virtual Special Meeting or by proxy, your failure to vote will (a) have the effect of counting “AGAINST” the Merger Agreement Proposal, with respect to the approval threshold requiring the affirmative vote of a majority of Shares of Company Common Stock outstanding as of the close of business on the Record Date, in accordance with the DGCL, (b) have no effect on the Management Compensation Proposal (so long as a quorum is present) and (c) have no effect on the Adjournment Proposal (regardless of whether a quorum is present). For more information, see “Information about the Special Meeting.”

Q:	If my Shares are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my Shares for me?

A:

Your broker, bank or other nominee will only be permitted to vote your Shares if you instruct your broker, bank or other nominee as to how to vote. You should follow the instructions provided by your broker, bank or other nominee regarding the voting of your Shares. Under applicable stock exchange rules, absent your instructions, a broker, bank or other nominee does not have discretionary authority to vote on “non-routine” matters and all of the matters to be considered at the Special Meeting are, under such rules, “non-routine.” As a result, absent specific instructions from the beneficial owner of such Shares, your broker, bank or other nominee is not empowered to vote such Shares.

If you instruct your broker, bank or other nominee how to vote on at least one, but not all of the proposals to be considered at the Special Meeting, your Shares will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting. In this scenario, a “broker non-vote” will occur with respect to each other proposal for which you did not provide voting instructions to your broker, bank or other nominee.

A failure to provide instructions with respect to any of the proposals or a broker non-vote will (a) have the effect of counting “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of a majority of Shares of Company Common Stock outstanding as of the close of business on the Record Date, in accordance with the DGCL, (b) have no effect on the Management Compensation Proposal (so long as a quorum is present) and (c) have no effect on the Adjournment Proposal (regardless of whether a quorum is present). For more information, see “Information about the Special Meeting — Voting.”

Q:	If a stockholder gives a proxy, how are the Shares voted?

A:

If you vote by proxy, regardless of the method you choose to submit a proxy, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, will vote your Shares in the way that you indicate. When completing the internet or telephone proxy processes or the proxy card, you may specify whether your Shares should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.

If you properly execute your proxy card but do not mark the boxes indicating how your Shares should be voted on a matter, the Shares represented by your properly executed proxy will be voted “FOR” the Merger Agreement Proposal, “FOR” the Management Compensation Proposal and “FOR” the Adjournment Proposal. For more information, see “Information about the Special Meeting — How to Vote.”

Q:	Can I change or revoke my vote?

A:	Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before 5:00 pm Eastern Time on the day prior to the date of the Special Meeting. If you are the record holder of your Shares, you may revoke your proxy prior to that time in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 75 Park Plaza, 3rd Floor, Boston, Massachusetts, 02116.

•	You may attend the virtual Special Meeting and vote electronically. Simply attending the virtual Special Meeting will not, by itself, revoke your proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your Shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Only your last submitted proxy will be considered. Please cast your vote “FOR” each of the proposals, following the instructions set forth on your enclosed proxy card or voting instruction form provided by your broker, bank or other nominee, as promptly as possible. For more information, see “Information about the Special Meeting — Proxies and Revocation.”

Q:	What do I do if I receive more than one Notice or set of voting instructions?

A:

If you receive more than one Notice of Special Meeting, your Shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Special Meeting to ensure that all of your Shares are voted.

Q:	Should I send in my stock certificates or other evidence of ownership now?

A:

No. After the Merger is completed, you will be sent a letter of transmittal and instructions for effecting the surrender of your stock certificates in exchange for payment of the Merger Consideration. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your Shares in exchange for the Merger Consideration. Please do not send in your stock certificates now.

Q:	What happens if I sell my Shares before the Special Meeting?

A:

The Record Date for stockholders entitled to vote at the Special Meeting is prior to both the date of the Special Meeting and the consummation of the Merger. If you transfer your Shares before the Record Date, you will not be entitled to vote at the Special Meeting and will not be entitled to receive the Merger Consideration. If you transfer your Shares after the Record Date but before the Special Meeting you will, unless special arrangements are made, retain your right to vote at the Special Meeting, but will transfer the right to receive the Merger Consideration to the person to whom you transfer your Shares. Unless special arrangements are made, the person to whom you transfer your Shares after the Record Date will not have a right to vote those Shares at the Special Meeting. For more information, see “Information about the Special Meeting — How to Vote.”

Q:	Who will solicit and pay the cost of soliciting proxies?

A:

The Company has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow Sodali LLC a fee of approximately $15,000, and to reimburse Morrow Sodali LLC for certain out-of-pocket fees, charges and expenses. The Company will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners of the Shares and for their expenses in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, over the internet or in person. Our directors, officers and employees will not be paid any additional amounts for soliciting proxies. For more information, see “Information about the Special Meeting — Solicitation of Proxies; Payment of Solicitation Expenses.”

Q:	What is householding and how does it affect me?

A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for notices of internet availability of proxy materials (the “Notices of Internet Availability of Proxy Materials”) or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Paratek stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Paratek. Direct your written request to Corporate Secretary, Paratek Pharmaceuticals, Inc., 75 Park Plaza, 3rd Floor, Boston, MA 02116, or by telephone (617) 807-6600. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers. For more information, see “Information about the Special Meeting — Householding of the Proxy Statement.”

Q:	What rights do I have to seek an appraisal of my Shares?

A:

Each holder of Shares will have the right to seek appraisal of the fair value of such holder’s Shares as determined by the Delaware Court of Chancery, but only if such holder does not vote such Shares in favor of the Merger Agreement Proposal and otherwise complies with the statutory requirements and procedures for demanding and perfecting appraisal rights set forth in Section 262 of the DGCL, which is the appraisal rights statute applicable to Delaware corporations. Failure to precisely follow any of the statutory requirements and procedures will result in the loss of appraisal rights. A copy of Section 262 of the DGCL is included as Annex E to this proxy statement and is incorporated by reference in its entirety. The requirements and procedures are also summarized in this proxy statement. For more information about appraisal rights, see “Information about the Special Meeting — Appraisal Rights” and Annex E to this proxy statement.

Q:	What are the material U.S. federal income tax consequences of the Merger to me if I am a U. S. Holder?

A:

The receipt of cash and CVRs in exchange for Shares in the Merger will be a taxable transaction for U.S. federal income tax purposes. The amount of gain or loss recognized by a U.S. holder (as defined below in “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”), and the timing and character of such gain or loss, depend in part on the U.S. federal income tax treatment of the CVRs, with respect to which there is a significant amount of uncertainty. You should consult your tax advisor to determine the tax consequences (including the application and effect of any U.S. federal, state, local or non-U.S. income or other tax laws) to you in light of your particular circumstances. See “Special Factors —Material U.S. Federal Income Tax Consequences of the Merger.”

Q:	What are the material U.S. federal income tax consequences of the Merger to me if I am a Non-U.S. Holder?

A:

Any gain realized by a Non-U.S. Holder (as defined below in “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for Shares in the Merger generally will not be subject to U.S. federal income tax unless (i) the gain is effectively connected with a U.S. trade or business of such Non-U.S. Holder, in which case the (x) Non-U.S. Holder generally will be taxed in the same manner as a U.S. Holder and (y) if the Non-U.S. Holder is a foreign corporation, an additional branch profits tax may apply at a rate of 30% (or a lower applicable treaty rate), or (ii) the Non-U.S. Holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Effective Time and certain other conditions are met, in which case the Non-U.S. Holder may be subject to a 30% U.S. federal income tax (or a tax at a reduced rate under an applicable income tax treaty) on such gain (net of certain U.S. source losses, provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses).

Generally, if payments are made to a Non-U.S. Holder with respect to a CVR, such Non-U.S. Holder may be subject to withholding at a rate of 30% (or a lower applicable treaty rate) of the portion of any such payments treated as imputed interest, unless such Non-U.S. Holder establishes its entitlement to exemption from or a reduced rate of withholding under an applicable tax treaty by providing the appropriate documentation (generally, IRS Form W-8BEN or W-8BEN-E or other applicable IRS Form W-8) to the applicable withholding agent. See “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger.”

Q:	What do I need to do now?

A:

We urge you to read this proxy statement carefully, including its annexes and the documents referred to as incorporated by reference in this proxy statement, as well as the related Schedule 13E-3, including the exhibits thereto, filed with the SEC, and to consider how the Merger affects you. For more information, see “Where You Can Find More Information.”

Even if you plan to attend the Special Meeting virtually, after carefully reading and considering the information contained in this proxy statement, please submit your proxy promptly to ensure that your Shares are represented at the Special Meeting.

If you are a stockholder of record, please submit your proxy for your Shares:

•	on the internet, by following the internet proxy instructions printed on the enclosed proxy card;

•	by telephone, using the telephone number printed on the enclosed proxy card; or

•	by mail, by marking the enclosed proxy card, dating and signing it, and returning it in the accompanying prepaid reply envelope.

If you decide to attend the Special Meeting virtually and vote electronically, your vote at the Special Meeting will revoke any proxy previously submitted.

If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, please refer to the instructions provided by your broker, bank or other nominee to see which of the above choices are available to you in order to have your Shares voted.

For more information, see “Information about the Special Meeting” and “Where You Can Find More Information.”

Q:	Who can help answer my other questions?

A:

If you have additional questions about the Special Meeting, the Merger or this proxy statement, need assistance in submitting your proxy or voting your Shares, or need additional copies of the proxy statement or the enclosed proxy card or voting instructions, please contact the Company’s proxy solicitor in connection with the Special Meeting:

Morrow Sodali LLC

509 Madison Avenue

New York, New York 10022

+1 (800) 662-5200 (toll-free in North America)

+1 (203) 658-9400 (outside of North America)

Email: PRTK@info.morrowsodali.com

SPECIAL FACTORS

The following, together with the summary of the Merger Agreement set forth under the section titled “The Merger Agreement,” is a description of the material aspects of the Merger. While we believe that the following description covers the material aspects of the Merger, the description may not contain all of the information that is important to you. We encourage you to read carefully this entire document, including the Merger Agreement attached to this proxy statement as Annex A, for a more complete understanding of the Merger. The following description is subject to, and is qualified in its entirety by reference to, the Merger Agreement. You may obtain additional information without charge as described in the section titled “Where You Can Find More Information.”

We are asking our stockholders to consider and vote on the approval and adoption of the Merger Agreement and the Contemplated Transactions, including the Merger. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company with the Company surviving the Merger as a wholly-owned subsidiary of Parent. If the Merger is completed, the holders of Shares (other than Cancelled Shares and except for any Dissenting Shares) will have the right to receive, for each Share, the Merger Consideration, subject to and in accordance with the terms and conditions set forth in the Merger Agreement.

Background of the Merger

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among members of the Company Board, the Transaction Committee, the Company’s representatives, Gurnet Point, Novo Holdings and their respective representatives and advisors, and other parties. Other than as described below, there have been no material contacts between the Company, Gurnet Point and Novo Holdings in the past two years.

The Company Board frequently reviews, with members of the Company’s management and with the assistance of its outside advisors, the Company’s strategic and financial alternatives in light of developments in the Company’s business, the sectors in which it competes, the economy generally and financial markets. As part of this process, members of the Company’s management have from time to time engaged in business development and strategic discussions with participants in the pharmaceutical and life sciences industries, all with the goal of enhancing value for stockholders and delivering the best possible treatments to patients and healthcare providers.

Due to the ongoing commercial challenges in the anti-infective biotechnology sector, upcoming debt maturities, the Company’s cash position and lower-than-expected sales of NUZRYA, the Company Board engaged in a strategic review to evaluate alternatives for the Company to deliver value to its stockholders, inclusive of an effort to balance the risk of a single commercial product, to drive positive cash flow, to extend debt maturities and to unlock the value of the Company’s assets. Over the course of its strategic review process, the Company and Moelis, which had served as the Company’s banker for approximately the past five years, and has extensive experience in the biopharmaceutical space, contacted eighteen parties to discuss a potential strategic investment in, or other strategic transaction with, the Company, including a potential sale of the Company. Of these eighteen parties contacted by the Company and Moelis, eleven expressed initial interest, ten executed non-disclosure agreements and conducted diligence on the Company, and three submitted non-binding offers to the Company.

Between mid-2021 and mid-2022, the Company and Moelis initally contacted seven parties to discuss a potential strategic investment in, or other strategic transaction with, the Company, including a potential sale of the Company. One of the seven parties contacted declined to pursue an opportunity with the Company at that time. Four of the seven parties executed non-disclosure agreements, none of which contained a standstill provision. The Company held preliminary discussions with four of the seven parties, which ultimately did not advance beyond initial conversations. The Company and one of these parties had a two-way management presentation on June 6, 2022 to discuss a potential combination. Later on June 6, 2022, this party informed the Company that it did not have the capacity to engage in further discussions with the Company due to competing priorities.

On October 4, 2021, the Company entered into a non-disclosure agreement with a potential counterparty (“Party A”), who was originally contacted in mid-2021, which did not contain a standstill provision. Over the course of November 2021 to January 2022, Party A held several discussions with the Company and Moelis to conduct a preliminary, high-level due diligence investigation of the Company. On January 19, 2022, Party A indicated that it was interested in an acquisition of the Company but could not devote sufficient internal resources toward pursuing a transaction or advancing diligence of the Company in the near-term.

On December 22, 2021, the Company entered into a non-disclosure agreement with another potential counterparty (“Party B”), who was originally contacted in mid 2021, which did not contain a standstill provision. Between January 2022 and June 2022, Party B conducted preliminary diligence on the Company to evaluate a strategic opportunity that centered on a partnership for one of the Company’s developmental programs. During these discussions, Party B indicated that it had limited interest in acquiring the entire Company.

On January 11, 2022, a representative of Gurnet Point contacted Dr. Loh, the Company’s Chief Executive Officer, noting that Gurnet Point was actively searching for a new investment opportunity. On January 24, 2022, Dr. Loh and Chris Bostrom, the Company’s Vice President, Finance, met with representatives of Gurnet Point to discuss the Company’s business generally. On February 3, 2022, Dr. Loh, Mr. Bostrom and Adam Woodrow, the Company’s President and Chief Commercial Officer, had a follow-up call with representatives of Gurnet Point, as well as representatives of a portfolio company of Gurnet Point, to explore a potential strategic relationship with the portfolio company.

On March 26, 2022, Party C contacted Dr. Loh and expressed an interest in learning more about the Company.

On April 1, 2022, the Company executed a non-disclosure agreement with Party C, which did not contain a standstill provision, and Dr. Loh and Party C had a call to discuss the Company’s business. Throughout April 2022 and early May 2022, the Company and Party C conducted a series of discussions relating to a potential business combination involving the Company and Party C.

On May 4, 2022, the Company received a non-binding proposal (subject to due diligence) from Party C to combine with the Company based on an exchange ratio that would be calculated by reference to a range of $2.75-$3.75 per Share, payable in Party C stock, and indicated that a portion of the consideration may include a contingent value right payable upon achievement of an unspecified milestone.

On May 5, 2022, the Company Board held a meeting to discuss a potential business combination with Party C. At that meeting, representatives of Moelis reviewed Party C’s proposal with the Company Board and discussed Party C’s share price performance and possible representative exchange ratio calculations based on the relative stock prices of Party C and the Company. Also at that meeting, following discussion regarding the desirability of establishing a transaction committee of the Company Board (the “Transaction Committee”) to facilitate the Company Board’s oversight of the Company’s evaluation of potential business combination transactions, the Company Board unanimously resolved to establish the Transaction Committee and for Dr. Stein, Ms. Peterson and Dr. Dietz to serve on the committee. The Transaction Committee was authorized to (1) direct, oversee and monitor the Company’s evaluation of potential business combination transactions; (2) approve new or amended engagement letters with financial advisors and compensation arrangements with such financial advisors relating to potential business combination transactions; (3) determine potential counterparties that the Company or its financial advisors should contact regarding potential interest in a business combination transaction with the Company; (4) approve entering into confidentiality agreements or other preliminary agreements with any such potential counterparties and the terms of such agreements; and (5) take such other actions or approve such other matters reasonably related thereto as determined by such committee; provided that the Company Board retained authority over final approval of any business combination transaction.

On May 11, 2022, the Company Board convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and the Company’s counsel, Ropes & Gray LLP (“R&G”), in attendance to discuss and align on the financial projections that would form the basis for preliminary financial advice regarding a potential business combination with Party C. At that meeting, the representatives of Moelis reviewed with the Company Board its preliminary financial analyses of the Company, and the Company Board resolved to respond to the proposal from Party C, with the Transaction Committee to develop a specific counterproposal.

On May 12, 2022, the Transaction Committee met to consider and discuss a response to Party C’s non-binding proposal and aligned on the proposal described in the following paragraph.

On May 12, 2022, the Company made a counterproposal to Party C for a business combination at an exchange ratio that would value the Shares at $4.00 per Share in upfront consideration, payable in Party C stock, plus a contingent value right entitling the holder to a potential maximum payment of $4.50 per Share based on a combination of (1) achievement of commercial NUZYRA gross revenue equal to or in excess of $50 million during any calendar quarter, (2) receipt of the third procurement from BARDA and (3) cumulative revenue from governmental entities (other than the existing BARDA procurement) equal to or in excess of $100 million (the “May 12 Proposal”).

On May 13, 2022, the CEO of Party C spoke with Dr. Loh and Mr. Bigham regarding the May 12 Proposal and discussed the apparent gap in valuation and how the parties might seek to narrow that gap.

On May 16, 2022, Dr. Loh, Mr. Woodrow, Randy Brenner, the Company’s Chief Development and Regulatory Officer, Mr. Bostrom and Steve St. Onge, the Company’s Senior Director of Business Development, met virtually with management of Party C to conduct a due diligence session and consider potential synergies for a combined company consisting of the Company and Party C.

On May 18, 2022, Party C delivered to the Company an updated proposal that re-confirmed its previously proposed range of consideration to be paid at closing, provided a list of additional due diligence information it would require to value the Company at the top end of the indicated range and proposed a CVR that would pay up to an aggregate of an additional $1.00 per share upon a combination of (1) receipt of the third BARDA procurement prior to March 31, 2024, (2) completion of a phase 2/3 study of NUZYRA in the nontuberculous mycobacterial (“NTM”) indication with favorable results by June 30, 2024 and (3) receipt of annual net revenue from government procurements that equals or exceeds $100 million in any calendar year from 2024 to 2026 (the “May 18 Proposal”).

On May 20, 2022, the Transaction Committee convened a meeting by videoconference with members of the Company’s management and representatives from Moelis in attendance. The meeting participants discussed the May 18 Proposal. Following that discussion, the Transaction Committee approved responding to Party C with the proposal described in the following paragraph. The Transaction Committee also discussed with representatives of Moelis a market check of other potential bidders, requested that Moelis begin preparing to conduct market check outreach and authorized Dr. Loh to contact a party with whom he had a pre-existing relationship to explore strategic possibilities.

Later on May 20, 2022, the Company delivered a counterproposal to Party C, in which it proposed a business combination at an exchange ratio that would value the Shares at $4.00 per Share in upfront consideration, payable in Party C stock, plus a contingent value right entitling the holder to a potential maximum payment of $3.25 per Share based on a combination of (1) achievement of commercial NUZYRA gross revenue in a fiscal quarter in excess of $50 million, (2) receipt of the third procurement from BARDA prior to December 31, 2025 and (3) cumulative revenue from governmental entities (other than the existing BARDA procurement) in excess of $100 million prior to December 31, 2029.

On May 22, 2022, representatives from Moelis met with representatives from Party C’s financial advisor to discuss the proposals exchanged by the Company and Party C.

On May 24, 2022, the CEO of Party C communicated to Dr. Loh that the parties were far apart on valuation and shared his perspectives on Party C and the Company.

On May 26, 2022, the Company sent a letter to the CEO of Party C, sharing with Party C its rationale behind its May 20 counterproposal.

On May 28, 2022, Party C provided a counteroffer of $3.00 per Share, payable in stock of Party C, plus a contingent value right entitling the holder to a potential maximum payment of $1.00 per Share based on achievement of (1) core commercial NUZYRA revenue in excess of $75 million for a fiscal quarter prior to or including the fourth quarter of 2024, (2) receipt of the third BARDA procurement on or prior to December 31, 2025 and (3) advancement in the NTM indication to be further discussed. The letter indicated that the proposal was being made to bring the negotiation to resolution.

On June 1, 2022, the Transaction Committee met to discuss and consider a response to the latest proposal from Party C. After discussion, the Transaction Committee determined that Rolf Hoffmann, a director of the Company who has a professional relationship with a board member of Party C, should provide the Company’s next response. The Transaction Committee also authorized and directed the Company’s management team and Moelis to explore other potential strategic transaction partners.

On June 2, 2022, Mr. Hoffmann spoke with the director of Party C with whom he had a professional relationship. During the discussion, Mr. Hoffmann shared his perspective with the Party C director that the Company was delivering value commensurate with the Company’s May 20 proposal, and the Party C director shared with Mr. Hoffmann Party C’s belief that Party C’s May 28 proposal appropriately valued the Company. Mr. Hoffmann conveyed that the Company would not send a further counteroffer because the spread between the parties’ respective proposals was too large to constructively bridge. Mr. Hoffmann noted that the Company would not agree to a transaction at a price lower than $6.00 per share, including a CVR.

On June 2, 2022, in accordance with the direction of the Transaction Committee, Moelis contacted Party A and Party B to provide an update on the Company. Party B reiterated that they would not provide an offer to acquire the Company. Party A communicated its potential interest and throughout the end of June and July 2022 conducted due diligence on the Company.

On June 5, 2022, Party C provided what it characterized as its “best and final” offer of $3.75 per Share, payable in stock of Party C, plus a CVR entitling the holder to a potential maximum payment of $0.75 per Share based on (1) achievement of core commercial NUZYRA revenue in excess of $75 million for a fiscal quarter prior to or including the fourth quarter of 2024, (2) receipt of the third BARDA procurement and (3) advancement in the NTM indication to be further discussed (the “June 5 Proposal”).

On June 7, 2022, the Transaction Committee met to discuss Party C’s June 5 Proposal and recent contacts with other potential transaction parties. After discussion, the Transaction Committee directed Moelis to communicate to Party C’s financial advisors that any business combination with the Company would need to include total value of $5.50 per share, including CVRs. On June 7, 2022, representatives of Moelis delivered that message to Party C’s financial advisors.

On June 8, 2022, the Company Board convened a meeting by videoconference with members of the Company’s management in attendance. Dr. St. Onge updated the Company Board on the June 5 Proposal and discussed potential partners for business development opportunities. Mr. Hoffmann updated the Company Board on his discussion with Party C.

On June 9, 2022, Party C informed the Company that it would discontinue negotiations regarding a potential business combination with the Company.

On June 23, 2022, the Transaction Committee met and discussed recent contacts with potential counterparties to a strategic transaction with the Company.

During the remainder of June and July 2022, Company management and representatives of Party A conducted a series of due diligence discussions.

On July 20, 2022, Party A provided a non-binding indication of interest to acquire the Company for $3.70-$4.45 per Share, payable in cash, and requested a 45-day exclusivity period to conduct a due diligence investigation and to negotiate definitive documentation (the “July 20 Proposal”).

On July 21, 2022, the Transaction Committee convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and R&G in attendance to discuss the July 20 Proposal and recent engagement with other potential strategic transaction counterparties. Based on that discussion, the Committee and management agreed to provide Party A with additional access to diligence materials via a virtual data room (“VDR”) and management presentations over the next two weeks and to request a proposal or revised proposal from potentially interested parties no later than August 5, 2022. At the meeting, Mr. Bigham also provided an update on potential financings that the Company had been exploring that would raise sufficient cash for the Company to address the near-term maturity of its convertible notes (the “Convertible Notes”), which mature on May 1, 2024 unless earlier repurchased, redeemed or converted.

On August 1, 2022, at the direction of the Transaction Committee, representatives of Moelis delivered a bid instruction letter to Party A to submit a revised non-binding offer for a transaction involving the Company and indicated that, following receipt of revised offers, the Company may elect to advance selected parties to the final phase of the process. The deadline set forth in the bid instruction letter for submission of offers was August 5, 2022 at 5:00 pm. On August 4, 2022, Party A informed the representatives of Moelis that it would need additional time to submit a proposal.

On August 4, 2022, following the release of the Company’s second quarter 2022 earnings report, the CEO of Party C contacted Dr. Loh to express interest in receiving an update on the Company’s business.

On August 5, 2022, the CEO of Party C and Dr. Loh met and discussed the Company’s business.

On August 11, 2022, Dr. Loh, Mr. Woodrow, Mr. Brenner, Dr. St. Onge and Mr. Bostrom conducted a discussion with Gurnet Point in response to outreach by Gurnet Point following the Company’s second quarter 2022 earnings report. On the call, Gurnet Point expressed interest in learning more about the Company’s business, and on August 15, 2022, the Company entered into a mutual non-disclosure agreement with Gurnet Point, which contained a standstill provision with a one-year term, in order to discuss a potential strategic transaction involving the parties.

Also on August 11, 2022, Company management met with Party C management to conduct a review the Company’s quarterly performance and to provide updates on the Company’s business.

On August 15, 2022, Party A notified the Company that, while it remained interested in an acquisition of the Company, it would not proceed in the process at that time due to challenges it was facing with its own business.

On August 29, 2022, the Company provided initial VDR access to Gurnet Point. Throughout August and September 2022, representatives from Gurnet Point and the Company met on several occasions to further discuss the Company’s business, financial metrics and projections.

On September 8, 2022, the Company Board convened a meeting by videoconference with members of the Company’s management in attendance. At the meeting, Dr. Stein provided an update on recent meetings of the Transaction Committee and the current status of strategic discussions involving the Company.

Over the course of the autumn of 2022, the Company engaged with its convertible note holders and other potential financing sources in furtherance of potentially executing a transaction that would refinance and/or repay the Company’s Convertible Notes. However, the Company ultimately was unable to negotiate a financing package that would raise sufficient cash for the Company to address the near-term maturity of its Convertible Notes.

On September 28, 2022, Mr. Steckler indicated during a discussion with Dr. St. Onge that Gurnet Point may be interested in an acquisition of the Company.

On September 29, 2022, the Company informed Gurnet Point that the Company was focusing on executing ongoing strategic priorities in the immediate future, and the parties agreed to continue discussions on a potential transaction. Throughout October and early November 2022, Gurnet Point and the Company conducted periodic check-ins regarding a potential transaction.

Following market close on November 3, 2022, the Company announced its results for the fiscal third quarter of 2022, which indicated that, despite the third quarter typically reflecting the Company’s largest quarter-on-quarter growth, in this instance the Company’s quarter-on-quarter growth was only approximately 1%. Following release of these results, the Company’s Shares traded down from a closing price of $3.42 per Share on November 3, 2022 to a closing price of $2.53 per Share on November 4, 2022.

On November 14, 2022, following the Company’s third quarter earnings update, the Chief Executive Officer of Party C contacted Dr. Loh to express renewed interest in a business combination transaction.

On November 16, 2022, the Company Board met. At the meeting, Mr. Bostrom provided the Company Board with an update on the Company’s refinancing initiatives.

On November 17, 2022, Dr. Loh participated in a call with the CEO of Party C and its financial advisor, during which Dr. Loh expressed the Company’s continued interest in a potential transaction and emphasized the importance of an efficient negotiation given the parties’ prior discussions and ongoing considerations relating to a potential refinancing of the Company’s Convertible Notes. On November 18, 2022, Mr. Brenner met with the CEO of Party C to discuss the Company’s research and regulatory developments. Also on November 18, 2022, the CEO of Party C informed Dr. Loh that Party C was working on an updated proposal for a business combination that he anticipated would be delivered the following week.

On November 21, 2022, Dr. Loh contacted Gurnet Point to offer a business update on the Company. Over the ensuing month, Gurnet Point met with Company management on several occasions to learn more about the Company’s business.

On November 26, 2022, Party C provided a non-binding indication of interest to combine with the Company for $2.75 per Share, payable in stock of Party C, plus a CVR entitling the holder to a potential maximum payment of $1.00 per Share, payable in cash or stock of Party C, payable upon a milestone to be negotiated (the “November 26 Proposal”). The November 26 Proposal noted that market conditions had become more challenging and that the Company’s debt remained a considerable overhang that needed to be addressed. In the context of delivering the November 26 Proposal, representatives of Party C’s financial advisor indicated to representatives of Moelis that a condition to the November 26 Proposal was that the Company’s management team agree to accept a reduction of the amount they would otherwise be owed pursuant to the Company’s Revenue Performance Incentive Plan (the “RPIP”), in connection with a change-in-control transaction. 1

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The Compensation Committee of Company Board had adopted the RPIP in 2018 prior to the commercial launch of NUZYRA to provide the Company’s management team with a long-term retention-based financial incentive tied to the commercial revenue of NUZYRA. Assuming commercial milestones are achieved, the RPIP awards are payable in 2026 and 2027. The RPIP payments accelerate, in whole or in part, upon a change of control of the Company. The Company does not have the unilateral authority to amend the terms of the RPIP or the individual agreements between each participant and the Company made pursuant to the terms of the RPIP.

On November 28, 2022, the Transaction Committee convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and R&G in attendance. At the meeting, Dr. Loh reviewed the Company’s recent engagement with Party C, including the November 26 Proposal, as well as the Company’s efforts over the preceding months in furtherance of a transaction that would effect an amendment and extension of the Company’s Convertible Notes. Dr. Loh noted that representatives of Party C’s financial advisor had indicated to representatives of Moelis that it may be important for the Company’s management team to accept adjustments to the RPIP to facilitate a potential business combination between Party C and the Company. In light of the foregoing, it was determined that Company management would interact with Party C only at the direction of the Transaction Committee and would begin to consider what, if any, adjustments to the RPIP it would be willing to accept. Mr. Bigham also informed the Transaction Committee that the Company had held initial meetings with an additional potential party and noted that, after a follow-up discussion with such potential party, if it had interest in participating in the Transaction Committee’s consideration of a potential business combination with the Company, he would update the Transaction Committee and refer such potential party to Moelis. The additional potential party was Gurnet Point.

Between November 30, 2022, and December 1, 2022, at the direction of the Transaction Committee, representatives of Moelis contacted representatives of Party A, Party B, four parties that had been previously contacted who had preliminary discussions with the Company, and four additional parties as part of a broader market check following receipt of the November 26 Proposal. Of those parties, only Party A and Party B held subsequent discussions with Moelis and/or the Company.

During December 2022 and January 2023, the Company held two subsequent discussions with Party A, but Party A did not indicate any interest in a near-term acquisition of the Company.

On December 5, 2022, the Transaction Committee convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and R&G in attendance. At the meeting, Company management reviewed the Company’s preliminary revised long-range plan, which had been updated by the Company’s management team since the Company’s most recently released quarterly results. The meeting participants discussed the updated long-range plan as well as not-yet-released results from a rabbit study of NUZYRA that the Company’s management team expected would lead to the second procurement from BARDA.

On December 7, 2022, the Transaction Committee reconvened a meeting by videoconference with members of the Company’s management and representatives from R&G. At the meeting, further discussion of the long-range plan took place, along with the possibility of selling Shares under the Company’s at-the-market (ATM) sales program and whether the potential transaction with Party C constituted material non-public information that would prevent the Company from selling Shares at that time.

On December 8, 2022, the Company Board convened a meeting by videoconference with members of the Company’s management and representatives from Moelis in attendance during which representatives of Moelis provided an update on current outreach to potential transaction counterparties.

On December 9, 2022, representatives of Moelis communicated to representatives of Party C’s financial advisor that the Company had what it believed could be undisclosed material non-public information, and desired to delay engagement with Party C on the November 26 Proposal until the information was publicly released. The material non-public information was released on December 19, 2022 when the Company announced positive top line data from a pilot rabbit efficacy study evaluating NUZYRA’s effectiveness in the treatment of pulmonary anthrax, which triggered the second procurement under the Company’s contract with BARDA.

On December 14, 2022, Dr. Loh, Mr. Woodrow, Mr. Brenner, Dr. St. Onge and Mr. Bostrom met with Gurnet Point to discuss the Company’s recent financial performance and near-term strategy, including as it relates to NUZYRA.

On December 15, 2022, the Company Board convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and R&G in attendance. At the meeting, Mr. Bostrom led a discussion of the December 2022 Risk-adjusted Long-Range Plan, described in further detail below under “ —Certain Company Management Forecasts”, that assumed a 10% reduction in previously forecasted revenue, along with other assumptions related to required financing transactions and cost savings.

On December 19, 2022, the Company formally engaged Moelis to act as its financial advisor in its strategic alternatives process.

Also on December 19, 2022, the Company provided Party B with a general update of NUZYRA’s commercial performance, NTM regulatory status in regions outside the United States, and BARDA. Following this discussion, Party B informed representatives of Moelis that they would like to have an in-person follow-up discussion with the Company at the J.P. Morgan Healthcare Conference, which was scheduled to occur on January 9-12, 2023.

On December 21, 2022, the Transaction Committee convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and R&G in attendance. At the meeting, Company management discussed the Company’s anticipated revenue results for fiscal year 2022 and the challenging environment for raising capital. Representatives of Moelis then reviewed the Company’s recent engagement with Party C and various considerations associated with Party C’s stock, and discussed with the Transaction Committee Moelis’ preliminary financial analysis and how a CVR might be part of a transaction with Party C. Company management informed the Transaction Committee that they had shared the NUZYRA rabbit data with Party C. After discussion, the Transaction Committee directed Moelis to inform Party C that its offer undervalued the Company, encourage Party C to increase its proposal and to provide feedback on potentially acceptable CVR milestones.

Between December 2022 and early January 2023, representatives of Moelis contacted two additional potential parties regarding a potential acquisition of the Company, who did not express interest in doing so.

On December 27, 2022, representatives of Moelis and representatives of Party C’s financial advisor had a discussion during which representatives of Moelis provided feedback on the November 26 Proposal, informing Party C that its proposal offered inadequate value for the Company to engage in negotiations with Party C and providing Party C’s financial advisor with potentially acceptable CVR milestones. Party C’s financial advisor requested a written description of the guidance Moelis provided, including the potential CVR construct, which was based on a contemplated Phase 2b NTM, NTM development in Asia, and a third BARDA procurement, a breakdown of anticipated cash costs that would be incurred with respect to the RPIP in a change of control transaction, and an updated estimate of the Company’s fourth quarter of 2022 revenue. Later that day, representatives of Moelis provided such written information to representatives of Party C’s financial advisor.

On January 3, 2023, with the authorization of Dr. Stein, chair of the Transaction Committee, Dr. Loh contacted the Chief Executive Officer of Party C via e-mail to inform him that the Transaction Committee was leading all strategic discussions with Party C and as such Dr. Loh was not otherwise authorized to have direct contact with him.

On January 4, 2023, Gurnet Point informed Dr. St. Onge that it had identified Novo Holdings as a potential equity partner in a proposed acquisition of the Company.

On January 6, 2023, Party C submitted a revised non-binding proposal to acquire the Company for $2.75 per Share payable in stock of Party C, plus a contingent value right, entitling the holder to a potential maximum payment of $1.00 per share based upon (1) achievement of quarterly core commercial NUZYRA net revenue equaling or exceeding $75 million in any quarter before January 1, 2025 and (2) in the event of the consummation of a license deal with a partner for the distribution rights for NUZYRA in the Japan/Asia market, half of the amount of any upfront and milestone payments paid to CVR holders when fully received, up to $0.50 per Share (the “January 6 Proposal”).

On January 6, 2023, Gurnet Point and an affiliate of Novo Holdings entered into a mutual non-disclosure agreement with the Company, which did not contain a standstill. During the ensuing three weeks, the Company continued to conduct due diligence meetings with Gurnet Point with respect to a potential transaction and answer its questions about the business.

On January 8, 2023, the Transaction Committee convened, with representatives of R&G and Moelis in attendance. The representatives of Moelis reviewed the January 6 Proposal, noting that Party C’s financial advisor had informed Moelis that Party C did not want to increase its proposal without first receiving a counterproposal from the Company. The representatives of Moelis also provided an update on where other parties actively considering a potential transaction were in their respective processes, noting in particular that the Company’s management team had scheduled meetings with potential counterparties at the upcoming JP Morgan Healthcare Conference.

On January 10, 2023, Dr. Loh met with Gurnet Point at the JP Morgan Healthcare Conference as a follow-up to their discussion held in December 2022. Gurnet Point confirmed that Novo Holdings’ diligence activities were ongoing and informed Dr. Loh that the timeline for the parties to submit a non-binding offer to the Company would be the second half of February 2023.

Also on January 10, 2023, members of Company management and Party B held an in-person diligence meeting, after which the Company provided VDR access to Party B.

On January 13, 2023, the Transaction Committee convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and R&G in attendance. At the meeting, Dr. Loh provided a summary of the meetings that the Company had held at the JP Morgan Healthcare conference, including with potential partners for NUZYRA in Japan and with a potential co-promote partner for NUZYRA, as well as any recent engagement with Gurnet Point, Party A, Party B and Party C, and shared the management team’s assessment of the Company’s prospects as an independent public company.

On January 16, 2023, the Transaction Committee convened a meeting by videoconference with members of the Company’s management and representatives from R&G in attendance. Mr. Bigham shared his view with the Transaction Committee that Company management would not be willing to agree to amend their individual RPIP awards to reduce RPIP payments that had been proposed by Party C in its previous offer. After discussion, the Transaction Committee determined to inform Party C that further discussions between the companies were unlikely to be fruitful unless Party C meaningfully improved its offer. Later that day, Dr. Stein delivered this message in a letter to Party C.

On January 19, 2023, Party C responded that it would not make an improved offer until the Company provided a specific counterproposal.

On January 20, 2023, representatives of Moelis and representatives of Party B had a discussion regarding Party B’s diligence process and the timing of a potential bid from Party B.

On January 27, 2023, Dr. Loh, Mr. Woodrow, Mr. Brenner, Dr. St. Onge and Mr. Brenner met with Gurnet Point and its advisors to discuss the Company’s business, during which the representatives from Gurnet Point indicated its intent to submit a non-binding offer with Novo Holdings during the week of February 7, 2023.

On January 30, 2023, Party B notified the Company that its management committee had elected not to pursue a potential acquisition of the Company.

On February 9, 2023, representatives of Moelis and representatives of another potential counterparty (“Party E”) had a general discussion on business development opportunities, during which Party E expressed potential interest in an acquisition of the Company.

On February 10, 2023, the Company received a non-binding proposal from Gurnet Point and Novo Holdings to acquire all of the outstanding Shares for $2.55 per Share, payable in cash (the “February 10 Offer”). The February 10 Offer specified that, while Gurnet Point was interested in discussing a potential “rollover” of management’s equity and the RPIP, such a rollover was not a condition to the proposal.

On February 13, 2023, representatives of Moelis and representatives of a potential counterparty had a general discussion on business development opportunities, during which time the potential party expressed potential interest in an acquisition of the Company. On February 17, 2023, representatives of this potential transaction party informed representatives of Moelis that it was not interested pursuing a transaction with the Company.

On February 14, 2023, the Transaction Committee convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and R&G in attendance. At the meeting, the representatives of Moelis provided a general update on Moelis’ discussions with potential transaction counterparties and reviewed its preliminary financial analysis that was previously presented to the Company’s Board of Directors on December 21, 2022. Following this discussion, the Transaction Committee determined to propose a transaction at $3.15 per Share to Gurnet Point in response to the February 10 Offer.

On February 15, 2023, Dr. Loh and Dr. St. Onge met with Gurnet Point and delivered the Company’s counterproposal, both orally and in a following confirmatory letter.

On February 17, 2023, as directed by the Transaction Committee, representatives of Moelis notified Party C’s advisors that the Company had received a non-binding proposal to acquire the Company for cash.

On February 21, 2023, Gurnet Point conveyed to Dr. Loh and Dr. St. Onge a revised proposal for Gurnet Point and Novo Holdings to acquire the Company for $2.85 per Share, payable in cash, subject to due diligence (the “February 21 Proposal”). Later in the day, Gurnet Point and Novo Holdings submitted a revised written non-binding proposal reflecting that proposal.

Subsequent to receipt of the February 21 Proposal, on February 21, 2023, the Transaction Committee convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and R&G in attendance to discuss the February 21 Proposal. The Transaction Committee also discussed potential timing challenges presented by the Company’s annual earnings call and its potential plans to announce a reduction-in-force at such earnings call unless the Company was able to come to agreement with Gurnet Point on valuation and announce a transaction with Gurnet Point. Based on that discussion, the Transaction Committee authorized Company management to engage in further diligence activities with Gurnet Point.

On February 22, 2023, Mr. Woodrow, Mr. Brenner and Dr. St. Onge spoke with Party C to review NUZYRA sales during fiscal year 2022, NUZYRA’s outlook for 2023 and to provide certain updates with respect to BARDA and opportunities with respect to NTM and Japan.

Also on February 22, 2023, the Company Board convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and R&G in attendance. Dr. Loh noted for the Company Board that the Transaction Committee had authorized the Company to engage in due diligence with Gurnet Point and summarized the consideration offered in the January 6 Proposal and the February 21 Proposal. Representatives of Moelis also provided an update on Moelis’ discussions with two other potential bidders who were in the early stages of evaluating a potential strategic transaction with the Company.

On February 23, 2023, Gurnet Point discussed the February 21 Proposal with Dr. Loh and Dr. St. Onge. In the discussion, Gurnet Point informed Dr. Loh and Dr. St. Onge that it would not be in a position to execute a transaction until early to mid-April, but was prepared to proceed with its due diligence investigation without an exclusivity commitment from the Company. In a follow-up discussion on the same day, Dr. St. Onge, with the Transaction Committee’s authorization, verbally proposed a price per share of $3.00 in cash and a target signing date of early to mid-April, with that proposal to be confirmed in writing.

On February 24, 2023, the Company delivered a written counterproposal to Gurnet Point and Novo Holdings in which the Company agreed to provide confirmatory due diligence materials and initiate the negotiation of definitive transaction documentation with Gurnet Point and Novo Holdings if Gurnet Point and Novo Holdings agreed to (1) a price of $3.00 per Share, to be paid in cash, (2) deliver equity commitments sufficient to cover the entire purchase price, required debt repayments and transaction expenses, with the transaction not subject to any financing conditions, and (3) work toward executing definitive transaction documents and announcing a transaction by April 10, 2023 (or, if mutually agreed, April 17, 2023). Each of the Company, Gurnet Point and Novo Holdings executed this written counterproposal.

On February 27, 2023, the Company provided additional members of the Gurnet Point and Novo Holdings team and their advisors with access to Company diligence materials. Over the ensuing several weeks, the Company and Gurnet Point held a series of due diligence discussions.

On February 28, 2023, as directed by the Transaction Committee, representatives of Moelis contacted three parties it had previously contacted regarding their potential interest in a strategic transaction with the Company, as well as an additional party that was not previously contacted. None of those parties indicated an interest in pursuing a transaction with the Company at that time.

On March 3, 2023, Party C’s financial advisors responded that Party C would not pursue further an acquisition of the Company at that time.

On March 9, 2023, the Company Board convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and R&G in attendance. At the meeting, Moelis provided an update on Gurnet Point’s diligence activities and the importance to Gurnet Point of retaining key employees of the Company after the closing of a transaction between it and the Company. Moelis also provided an update on its outreach to other potential counterparties to a transaction with the Company.

During the week of March 13, 2023, Gurnet Point’s legal counsel at Latham & Watkins, LLP (“L&W”) contacted R&G to express Gurnet Point’s interest in engaging in discussions with the management team regarding post-closing employment terms. R&G informed L&W that the Company Board would not permit that engagement until such time as Gurnet Point had completed its due diligence investigation and confirmed that it remained willing to proceed with the transaction at the proposed $3.00 per share.

On March 16, 2023, the Company released its Annual Report on Form 10-K for fiscal year 2022 (the “2022 Form 10-K”). In the 2022 Form 10-K, the Company disclosed that the Company’s then-current level of cash and cash equivalents was not sufficient to fund operations for the next twelve months following the issuance of the financial statements included in the 2022 10-K and, as a result, there was substantial doubt regarding the Company’s ability to continue as a going concern for a period of one year from the issuance of the financial statements included in the 2022 Form 10-K. Following release of the 2022 Form 10-K, the Company’s Shares traded down from a closing price of $1.91 per Share on March 15, 2023 to a closing price of $1.48 per Share on March 16, 2023.

On March 17, 2023, the Company and Party E executed an NDA, which did not contain a standstill.

On March 20, 2023, the Company and Party E had a discussion, during which the Company provided an update of NUZYRA’s commercial performance and an overview of the Company’s BARDA contract.

Also on March 20, 2023, representatives of Party C’s financial advisor notified representatives of Moelis that Party C was potentially interested in re-engaging with the Company on a strategic transaction.

On March 21, 2023, R&G sent an initial draft of the Merger Agreement to L&W, which contemplated a two-step merger transaction structure and provided for fully committed equity financing covering the entire purchase price, including debt repayment and transaction expenses, a “hell or high water” regulatory efforts covenant, and a customary non-solicit provision with a fiduciary out for the Company Board and a Company termination fee of 2.5% of the Company equity value (the “March 21 Merger Agreement Draft”).

Also on March 21, 2023, Betaville Intelligence reported that the Company was in takeover discussions and that an unnamed private equity firm was the leading candidate to acquire the Company.

On March 21, 2023, the Shares closed on Nasdaq at $1.86 per share, 35.8% above the closing price of the Shares on Nasdaq on March 20, 2023. Between March 24 and March 31, 2023, representatives of the Company, Moelis, Gurnet Point and its financial advisor discussed Gurnet Point’s diligence progress, as well as the story published by Betaville Intelligence and resulting volatility in the trading of the Shares.

On March 23, 2023, NexPoint Real Estate Opportunities, LLC (together with its affiliates and related parties, “NexPoint”) contacted the Company to ask questions following the Company’s recent earnings report and indicated that it would like the Company to add a director nominated by NexPoint to the Company Board. According to its most recent Schedule 13G filed January 20, 2023, NexPoint held 3,870,197 Shares, constituting 6.97% of the outstanding Shares.

On March 27, 2023, NexPoint filed a Schedule 13D disclosing its intent to engage in discussions with the Company and its management and the Company Board. The Schedule 13D reported that NexPoint had increased its ownership in the Company to 6,692,447 Shares, constituting 11.69% of the Company’s outstanding Shares.

Also on March 27, 2023, Party E informed representatives of Moelis that the Company’s near-term cash needs posed a significant challenge to an acquisition. Ultimately, Party E did not proceed further.

On March 31, 2023, Dr. Loh and Mr. Bigham had a call with Gurnet Point to share concerns about the story published by Betaville Intelligence.

On April 3, 2023, the Company and NexPoint entered into a non-disclosure agreement, expiring on June 1, 2023, which included a standstill provision and an obligation on the Company to cleanse NexPoint of any material non-public information that the Company had communicated to NexPoint upon the expiry of the non-disclosure agreement. Following execution of the non-disclosure agreement with NexPoint, the Company shared with NexPoint details of its operational initiatives, including its plans for a potential reduction in force if the Company did not enter into a strategic transaction and instead pursued a standalone strategy.

On April 6, 2023, the Company Board convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and R&G in attendance. At the meeting, Dr. Loh provided an update on the discussions and non-disclosure agreement with NexPoint as well as the discussions with Gurnet Point. Dr. Loh informed the Company Board that Gurnet Point had indicated that it intended to perform additional due diligence, such that it would be unlikely to be in a position to execute definitive agreements in connection with a potential transaction in mid-April, and that based on the work it had done to date, Gurnet Point was unlikely to proceed with a transaction at $3.00 per Share.

On April 11, 2023, the Transaction Committee convened a meeting by videoconference with members of the Company’s management and representatives from Moelis and R&G in attendance. The meeting participants discussed Gurnet Point’s ongoing due diligence process, as well as when, whether and how the Company should seek to affirmatively re-engage with Party C.

On April 14, 2023, Dr. Loh, Mr. Bigham, Dr. Stein, Dr. St. Onge met with Gurnet Point. Dr. Loh expressed concern with the pace of Gurnet Point’s progress on due diligence and definitive documentation for a transaction, given that the initial target date for an execution of definitive transactional documents had arrived. Gurnet Point informed Dr. Loh that it had completed its material due diligence but was seeking an additional equity financing partner to participate in the transaction and was unwilling to proceed with the transaction in the absence of an additional equity financing partner.

On April 20, 2023, representatives of Party C’s financial advisor contacted representatives of Moelis to inform them that Party C had been further considering a business combination with the Company and was considering a potential revised proposal.

On April 21, 2023, Dr. Loh, Dr. Stein, Dr. St. Onge, and Mr. Bigham provided Gurnet Point with an update on the Company’s financial performance in April, which included a modest increase in sales of NUZYRA. On this call, Gurnet Point informed the Company representatives that it had approached additional potential equity investors. Ultimately, none of these investors was willing to participate in the Transaction on the terms outlined in the February 24 counterproposal agreed to by Gurnet Point and Novo Holdings and on the required timeline.

On April 28, 2023, the Company Board convened a meeting by videoconference with members of the Company’s management and representatives of Moelis and R&G in attendance. At the meeting, Dr. Loh informed the Company Board that Gurnet Point had concluded its due diligence of the Company, but was still seeking an additional equity financing partner for the transaction and was unwilling to proceed without one. The discussion then turned to the Company’s initiatives to reduce operational expenses, primarily through a reduction-in-force. Dr. Loh shared his view that the Company needed to execute on these initiatives by the end of May if a more favorable alternative had not been identified by that point. The representatives of Moelis then provided an update on discussions with Party C, which was continuing to evaluate a potential business combination with the Company but had outstanding questions regarding the Company’s intellectual property and the financial implications of the RPIP. Given that Party C had indicated in recent discussions that changes would need to be made to the RPIP in order for a transaction with the Company to occur, Dr. Stein noted that it would be important that discussions with Party C occur through the Transaction Committee, and, after discussion, the Company Board resolved that Dr. Stein and the Transaction Committee should seek to engage with Party C regarding a potential business combination with the Company. At the meeting, Mr. Woodrow and Mr. Bostrom also provided an update on first quarter results, including that the Company had fallen short of its revenue projections, but beat consensus on SG&A, net loss and earnings per share.

On May 3, 2023, Party C and the Company extended the term of their existing non-disclosure agreement, which had expired.

Between May 5, 2023 and May 15, 2023, Party C and the Company held additional due diligence discussions, and the Company provided Party C the Company’s 2023 Operating Budget (identical to the May 2023 Long-Range Plan, with the exception of the contemplated financings and the assumed proceeds from a Japan out-licensing transaction), as well as an illustrative 2023 Operating Budget based on a scenario on which the Company did not implement any headcount reductions.

On May 9, 2023, the Company held its first quarter of 2023 earnings call, which was attended by representatives of Party D’s and Party A’s respective business development teams. Later on May 9, 2023, Company management instructed Moelis to contact representatives of Party D to gauge Party D’s interest in a management presentation and to contact representatives of Party A to gauge interest in a potential transaction. Also on May 9, 2023, the CEO of Party C contacted Dr. Loh to ask for an update on the Company’s business.

On May 10, 2023, Mr. Brenner, Mr. Woodrow, Mr. Bostrom and Dr. St. Onge met with members of Party C management in follow-up to the request between Dr. Loh and the CEO of Party C. Company management discussed recent progress with ex-U.S. parties related to the out-licensing of NUZYRA, including a high-level review of the financial terms that parties had proposed in term sheets. Additionally, Company management answered questions related to the operational efficiencies referenced on the earnings call and provided details on areas that would be most impacted if the reduction-in-force had to be implemented in a standalone environment. Party C asked Company management how a potential revised offer could be considered competitive versus the all cash offer currently being contemplated by the Company Board. Company management reminded Party C that, at the direction of the Transaction Committee, Company management was not authorized to engage in negotiations but suggested that Party C’s advisors connect with Moelis for further discussion related to a potential revised proposal.

As directed, representatives of Moelis contacted representatives of Party A on May 15, 2023 and representatives of Party D on May 22, 2023, in each case to determine their respective potential interest in a strategic transaction involving the Company.

On May 18, 2023, Dr. Loh and Gurnet Point had a telephonic discussion during which Dr. Loh provided an update on the Company’s commercial business and BARDA-related progress. Gurnet Point re-affirmed that its due diligence activities were complete but that efforts to syndicate its equity financing requirements were unlikely to succeed prior to the potential transaction. Gurnet Point also noted that they were going to convene an internal meeting on May 19, 2023 with their senior partners to review open diligence concerns and to agree on terms for a revised proposal, if any. Later on May 18, 2023, Dr. Loh, Mr. Bigham and Gurnet Point convened a meeting during which Dr. Loh and Mr. Bigham informed Gurnet Point that timing and total deal consideration of $3.00 per share remained priorities of the Company and suggested that a contingent value right could be considered as part of the total deal consideration.

On May 19, 2023, Gurnet Point and Novo Holdings submitted a revised non-binding proposal to acquire the Company for $2.10 per Share, payable in cash and a contingent value right entitling the holders to $0.90 per Share, contingent upon achieving U.S. NUZYRA net sales of $350 million in any calendar year by year-end 2026 (the “May 19 Proposal”). In connection with the delivery of the May 19 Proposal, Gurnet Point indicated to Dr. Loh that it did not have material flexibility to increase this offer.

On May 21, 2023, the Transaction Committee convened, with members of management and representatives of R&G and Moelis present for some or all of the meeting, to discuss and evaluate the May 19 Proposal. The Transaction Committee determined to provide Gurnet Point with a verbal counterproposal for an upfront offer of $2.50 per Share in cash with a contingent value right entitling the holders to up to (1) $0.25 per Share contingent upon achievement of $240 million of annual net NUZYRA sales by year end 2025 and (2) $0.25 per Share contingent upon achievement of $320 million of annual net NUZRYA sales by year-end 2026. Later that day, Dr. Stein communicated the counterproposal to Gurnet Point. At the meeting, Mr. Bostrom also discussed Company management’s potential plan for financing the Company as a standalone company based on certain assumptions.

On May 22, 2023, Gurnet Point and Novo Holdings provided a verbal counterproposal to Dr. Stein of $2.15 per Share in upfront cash and a contingent value right entitling its holder to $0.85 per Share payable upon achievement of $320 million of U.S. sales of NUZYRA in any calendar year by December 31, 2026, which proposal was subsequently confirmed in writing on May 23, 2023 (the “May 22 Proposal”). Gurnet Point indicated that the May 22 Proposal was its “best and final” offer.

Later on May 22, 2023, the Transaction Committee convened, with members of management and representatives of R&G and Moelis present, to discuss the May 22 Proposal as well as the potential dilutive impact of the Company’s alternative financing plans if the Company were to remain a standalone company. After discussion, the Transaction Committee resolved to commence negotiations of definitive transaction documentation with Gurnet Point and Novo Holdings on the basis of the May 22 Proposal.

Also on May 22, 2023, representatives of Moelis contacted representatives of Party D to discuss a potential acquisition of the Company. Party D expressed interest in the Company and indicated a preference for an all-stock merger with the Company but raised concerns regarding the Company’s cash and debt positions.

On May 23, 2023, the Company contacted NexPoint to request a three-week extension on the term of its non-disclosure agreement. Dr. Loh also contacted Party A on May 23, 2023 to inquire about its potential interest in a strategic transaction involving the Company but did not receive a response.

On May 24, 2023, the Company Board convened a meeting by videoconference with members of the Company’s management, and with Moelis and R&G in attendance. Mr. Bostrom reviewed the management team’s latest perspectives regarding financial projections and financing requirements as a stand-alone organization with the Company Board (the “May 24 Projections”). These projections were based on a number of assumptions, including that the Company could (1) successfully extend the maturity of $130 million worth of its Convertible Notes, which would leave $35 million of notes requiring repayment in 2024 and (2) raise an aggregate of $30 million of additional financing. Mr. Bostrom further noted that a $50 million equity raise would be preferable, given potential variability in the Company’s revenue projections and the Company’s projected low cash position with a $30 million equity raise. The Company Board discussed the financing assumptions and noted that the financing would result in substantial dilution to the Company’s existing shareholders.

On May 24, 2023, the Company executed a non-disclosure agreement with Party D, which did not contain a standstill provision. Between May 25 and June 4, 2023, the Company and Party D held discussions to progress Party D’s diligence of the Company.

Also on May 25, 2023, Dr. Loh and Gurnet Point discussed the status of the transaction process. On this call, Gurnet Point provided its requirements for management’s re-investment in its buyer entity and with respect to management’s go-forward employment agreements, which Gurnet Point indicated were conditions to its willingness to sign the Merger Agreement. Prior to this discussion, Gurnet Point had not discussed the terms of the Company management team’s potential re-investment in its buyer entity or their go-forward employment agreement. The re-investment proposal provided by Gurnet Point included, among other things, a requirement that all recipients of the RPIP re-invest 47.5% of the pre-tax Tranche 1 RPIP proceeds for each participant (with the exception of the two former employee participants, who would re-invest zero, and Michael Bigham, who would re-invest 25%), the continuation of all PRSUs and RSUs held by RPIP participants on its current terms and vesting schedule, and the continuation of 65% of PRSUs and RSUs held by VP level, non-RPIP participants on its current terms and vesting schedule. Further, the proposal required that the re-invested equity be subject to a two-year vesting schedule, in equal 25% tranches every six months from the closing date.

On May 25, 2023, Party C communicated an updated proposal to Dr. Stein to acquire the Company for $2.75 per Share upfront, payable in stock of Party C. The proposal contained a condition that the Company’s management team accept an aggregate of $25 million under the RPIP, payable in Party C shares, which would constitute an approximately 50% reduction in the amount due under the RPIP pursuant to its terms in connection with a change-in-control transaction. Party C also requested a 45-day exclusivity period.

On May 26, 2023, L&W sent R&G a revised draft merger agreement, which provided, among other things, that a portion of the transaction consideration would be financed with debt, the requirement for delivery of voting and support agreements, a limitation on the efforts it would be required to devote to obtain regulatory approval of the transaction, an increase in the amount of the Company termination fee to be an amount equal to 5% of the Company’s equity value, that a full termination fee was payable by the Company in the event that shareholder approval of the transaction was not obtained and that a termination fee was payable by Parent in the event the Merger Agreement was terminated due to a breach by Parent or a failure of Parent to close when all conditions to the Company’s obligations to close were satisfied (other than those conditions that by their terms were to be satisfied by the delivery of documents or the taking of actions at the accepted time of the then-contemplated tender offer and the closing).

Also on May 26, 2023, the Company Board convened a meeting by videoconference with members of the Company’s management, and with representatives of Moelis and R&G in attendance. At the meeting, the representatives of Moelis shared with the Company Board an update on the discussions that Moelis had conducted with various parties relating to a potential strategic transaction. After this presentation, members of the Company’s management reviewed the May 24 Projections with the Company Board and the representatives of Moelis led a discussion of Moelis’ preliminary financial analysis and analysis of the May 22 Proposal. The meeting participants also discussed the risks and substantial dilution of the Company’s shareholders if the Company were to proceed with a standalone strategy. Dr. Stein then shared with the Company Board updates from his conversation with Party C and the terms of the offer Party C made on May 25, 2023.

The Transaction Committee met immediately following the Company Board meeting with members of management present, along with representatives from R&G and Moelis. The Transaction Committee members and others discussed the risks to and substantial dilution of the Company’s shareholders if the Company were to proceed with a standalone strategy, the need to cleanse NexPoint of material non-public information by the end of May, which would require disclosure of the potential reduction in force prior to the time Gurnet Point had indicated they would be in a position to sign definitive documents and announce a transaction, Gurnet Point’s indication that announcement of a reduction in force could potentially reduce its interest in proceeding with the potential acquisition of the Company, and the challenges associated with proceeding with Party C given the extended due diligence period Party C indicated it would require, Party C’s condition regarding the RPIP and the additional lack of certainty that the degree of due diligence Party C had left to complete introduced to its proposal. Representatives from R&G and Moelis then provided their perspective regarding the practicality of utilizing the one-step merger structure and the proposed Company Termination Fee and their impact on the opportunity for a superior proposal even if the Company and Gurnet Point were to execute a Merger Agreement. The attendees then discussed the response to Party C’s CEO and revisions to the terms of the offer required to make the offer actionable by the Company. Later that day, Dr. Stein and Party C discussed Party C’s offer, including the condition that the management team accept a reduction in the RPIP payments and the 45-day diligence requirement. Dr. Stein encouraged Party C’s CEO to consider whether Party C would be willing to submit a proposal that assumed full payment of the RPIP in stock, which the management team had indicated a willingness to accept, and to consider a shorter diligence period. Dr. Stein also suggested that Party C consider a $0.25 per share CVR tied to achievement of $320 million of commercial revenue from NUZYRA in 2026.

Between May 28 and June 6, 2023, Dr. Loh and his counsel, McDonald Hopkins LLC, Mr. Bigham and other members of management conducted a series of discussions with Gurnet Point to negotiate the terms on which each of them would be willing to re-invest in Gurnet Point’s buyer entity. The negotiations resulted in, among other things, a reduction in the amount certain executives would be required to re-invest, including those who would not continue with the Company after the closing.

On May 30, 2023, R&G delivered a revised draft of the Merger Agreement, which reflected, among other things, the transaction being structured as a one-step merger, the reimbursement of Gurnet Point fees and expenses in the event of a failure of a shareholder vote up to a cap of $1,000,000. It also provided for a termination fee equal to $4,300,000 and a parent termination fee equal to $8,600,000. Between May 30 and June 6, 2023, Company management, Gurnet Point, R&G and L&W negotiated the remaining open points in the Merger Agreement, including that the Company Termination Fee would be $4,900,000 and that the Parent Termination Fee would be $6,750,000 along with the CVR Agreement and other Transaction Documents.

Also on May 30, 2023, Party C delivered a revised verbal proposal to acquire all of the Company’s outstanding Shares for $2.50 per Share, payable in stock, and included in its proposal that it would pay out the full value of the RPIP (excluding accrued interest) in Party C stock.

On May 31, 2023, NexPoint informed the Company that it was willing to provide an extension on the cleansing obligation of the non-disclosure agreement to 9:00am ET on June 9, 2023, provided, that the Company agree to cleanse it on that date and to appoint a director nominated by NexPoint if the Company did not announce a strategic transaction on or prior to such date. The Company and NexPoint ultimately agreed to an extension to 9:00am on June 12, 2023 and otherwise on the terms proposed by NexPoint.

On May 31, 2023, the Transaction Committee convened a meeting with representatives from R&G and Moelis in attendance. The attendees discussed the risks and challenges of the offers from Gurnet Point, Party C and the potential reduction in force. The Transaction Committee determined that in light of the “best and final” offer from Gurnet Point and the timeline of the Gurnet Point transaction, the Company would inform Party C that the Company would engage in final diligence and negotiations of definitive transaction documents with Party C if it increased its offer to $2.75 per Share in stock and was able to provide a binding offer by June 9, 2023. Later that day, Dr. Stein communicated the Company’s position to Party C. That evening, the Company provided an anonymized version of the May 30 draft merger agreement previously delivered to Gurnet Point to Party C and provided an index of VDR contents to Party C.

On June 1, 2023, Party C informed Dr. Stein that it would not be able to meet the required timeline to provide a binding offer.

Also, on June 1, 2023, representatives of Party D’s financial advisor contacted representatives of Moelis and indicated that Party D was aware of the Company’s short timeline with a potential acquirer.

Also on June 1, 2023, Betaville Intelligence reported that Gurnet Point was one of the private equity firms that had been considering a takeover of the Company. Following the news reports, Dr. Loh spoke with Gurnet Point several times to review outstanding Merger Agreement items and to encourage Gurnet Point to position itself to finalize and execute the Merger Agreement.

On June 4, 2023, Party D indicated to the Company that it could be in a position to submit a non-binding offer on June 6 or June 7, 2023, subject to further diligence, which Party D estimated would take 45 days. At the direction of the Transaction Committee, Moelis reiterated that time was of the essence and that negotiations with another potential acquiror were in advanced stages. Party D did not make an acquisition proposal prior to the execution of the Merger Agreement.

Also on June 4, 2023, Dr. Loh had a telephone call with Gurnet Point to discuss the status of outstanding Merger Agreement issues. Dr. Loh also informed Gurnet Point that a competing strategic party had meaningfully accelerated its diligence work and engagement with the Company’s management team over the course of the prior week.

On the evening of June 5, 2023, the Company Board convened a meeting by videoconference with members of the Company’s management, and representatives from Moelis and R&G in attendance. Representatives from R&G shared the status of negotiations of the definitive documentation and its view that remaining open topics were resolvable over the course of the subsequent 24 hours. Discussion ensued among the directors with respect to certain points on the draft transaction documents, including the non-solicitation provision, the size of the company termination fee and the “commercially reasonable efforts” obligation in the draft CVR Agreement, including the lack of any specific obligation by Gurnet Point to deploy additional sales representatives on any timetable, which Gurnet Point had refused to accept. Mr. Woodrow then reviewed with the Company Board the management team’s revenue projections, assuming that Gurnet Point deployed an additional 40 field representatives by the end of 2023 and an additional 40 representatives in July 2024, which Mr. Woodrow indicated were likely, based his understanding of Gurnet Point’s intentions. The revenue projections shared by Mr. Woodrow indicated that based on those assumptions, the Company’s revenue was projected to exceed $320 million, the milestone threshold in the draft CVR Agreement. Representatives of Moelis then reviewed with the Company Board Moelis’ preliminary financial analysis of the proposed merger consideration. As part of this review, the representatives of Moelis updated the Company Board on Party C’s indication that it would not be able to meet the proposed timeline and its discussions with Party D, including its current progress in diligence and that Moelis had reminded Party D multiple times that it would not likely have as long as its expected timeline to make a binding proposal to the Company.

Later in the evening of June 5, 2023, Company management, Gurnet Point, R&G and L&W negotiated and resolved the final open points on the definitive documentation.

On the morning of June 6, 2023, the Company Board convened a meeting by videoconference with members of the Company’s management, and with Moelis and R&G in attendance. Representatives of R&G led a discussion of the Company Board’s fiduciary duties in the context of considering approval of a sale of the Company and summarized the key terms of the proposed transaction documents, which had previously been distributed to the Company Board. Moelis then delivered an oral opinion, which was confirmed by delivery of a written opinion dated June 6, 2023, addressed to the Company Board to the effect that, as of the date of such opinion and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken set forth therein, the Merger Consideration to be received by the holders of Shares in the Merger was fair from a financial point of view to such holders. See the section entitled “Special Factors — Opinion of the Company’s Financial Advisor” for further information on the Moelis opinion and analyses. Following additional discussion and consideration of the Merger Agreement and the Merger and the other Contemplated Transactions, the Company Board unanimously (i) determined that the Merger Agreement and the Contemplated Transactions are fair to, and in the best interests of, the Company and the holders of Shares, and that it was advisable to enter into the Merger Agreement, (ii) approved the Merger Agreement and (iii) resolved to recommend that the holders of the Shares adopt the Merger Agreement.

Prior to the opening of market hours on NASDAQ on June 6, 2023, Parent, Merger Sub and the Company executed the Merger Agreement, the Subscribers and TopCo executed the Subscription Agreement, and the Management Stockholders, including Dr. Loh, and Parent executed the Voting Agreement. On the morning of June 6, 2023, the Company issued a press release announcing the transaction.

Considerations of the Company Board and Procedural Safeguards with respect to the Contemplated Transactions

The Board believes that the Merger Agreement and the Contemplated Transactions are fair to, and in the best interests of, the Company and the holders of Shares. Further, the Board believes the Merger Agreement and the Contemplated Transactions are fair to, and in the best interests of, the unaffiliated security holders (as defined by Rule 13e-3(a)(4) of the Securities Exchange Act of 1934).

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Value to Stockholders on Both a Relative and Absolute Basis. The Company Board considered the aggregate value and form of the consideration to be received in the Merger by the Company’s stockholders, including:

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the upfront payment of $2.15 per Share in cash to be received upon consummation of the Merger, the current and historical market prices of the Shares, and the fact that the Cash Consideration represents a substantial premium to recent market prices of the Shares, including representing a 20.4% premium to the trailing 30-day volume weighted-average price for the Shares as of June 2, 2023 and 56.9% premium to the last reported sale price for the Shares as of March 20, 2023, the day prior to press reports regarding a potential transaction;

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that the Cash Consideration provides the Company’s stockholders with immediate and certain value in respect of their Shares, especially when viewed against the risks, uncertainties and potential substantial dilution associated with the Company’s stand-alone strategy, including the substantial doubt regarding the Company’s ability to continue as a going concern and the potential impact of such risks and uncertainties and of potential financing transactions on the trading price of the Shares and the ownership percentage of the Company represented by the Shares;

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that in addition to the Cash Consideration, the Company’s stockholders will receive one CVR per Share, which provides the Company’s stockholders with an opportunity to realize additional value if the milestone is achieved, as described in the CVR Agreement, is achieved; and

•

that the Company Board believes, based on management’s assumptions regarding the probability and timing of achievement of the conditions with respect to the CVR set forth in the CVR Agreement, that the CVR milestone is achievable, taking into account the latest forecasts with respect to NUZRYA revenue and the fact that Parent has agreed to use commercially reasonable efforts to achieve the milestone;

•	Full and Fair Value. The Company Board believed that the Cash Consideration plus the CVR represented the full and fair value for the Shares, taking into account the Company Board’s familiarity with the Company’s business strategy, assets, prospects, and projected financial performance and financing requirements, and the relative certainty of the Cash Consideration for the Merger as compared to forecasted financial results and the risks associated with the Company’s financing strategy;

•

Moelis Analysis and Fairness Opinion. The Company Board considered the financial analyses of Moelis, as reviewed and discussed with the Company Board, as well as the opinion of Moelis to the effect that, as of June 6, 2023, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken as set forth in Moelis’ written opinion, the Merger Consideration to be received by the holders of Company Common Stock in the Merger was fair from a financial point of view to such holders;

•

Potentially Limited Period of Opportunity The timing of the Contemplated Transactions and the risk that if the Company did not accept Gurnet Point’s and Novo Holdings’ (together with Gurnet Point, the “Buyers”) offer when it executed the Merger Agreement, it may not have another opportunity to do so, and the belief of the Company Board that the Buyers are only willing to enter into the Contemplated Transactions for a limited period of time;

•

Best Offer. The Company Board’s belief that (i) as a result of the negotiating process, the Company has obtained the Buyers’ best offer and (ii) there was substantial risk of losing the Buyers’ offer of $2.15 in cash and one (1) CVR per Share in the Buyers’ May 23, 2023 proposal if the Company determined that it should pursue a higher price or delay execution of the Merger Agreement;

•

Results of Market Check Process. The fact that the Company conducted a robust market check, with the assistance of the Company’s outside legal counsel and financial advisor, including outreach and discussions with potential parties that were, in the view of the Company Board with input from the Company’s management and financial advisor, reasonably likely to have interest in a potential strategic transaction involving the Company; and that none of those potential parties have offered a transaction that the Company Board considers more advantageous to stockholders than the Contemplated Transactions, taking into account certainty of value in light of due diligence requirements, timeline and likelihood of completion;

•

Prospects of the Company on a Standalone Basis. The Company Board, in assessing the Company’s business, operations, prospects, strategic and short- and long-term operating plans, assets, liabilities, financial condition, believed there is a high risk of insolvency of the Company if it continued to operate independently and pursue its business on a standalone basis. With the Company’s convertible notes coming due on May 1, 2024, the Company believes it will need to successfully execute one or more financing transactions prior to that date or otherwise risk bankruptcy. The Company anticipates that any such financing transactions, if they could be completed, would likely be substantially dilutive to current Company stockholders. For illustrative purposes, if the Company were to negotiate an extension of its convertible notes and raise $50 million in an equity financing round, the Company estimates that approximately 260 million of shares of Company Common Stock would be outstanding or reserved for issuance upon the conversion of the amended notes or exercise of warrants issued in connection with the equity financing transaction after those transactions, assuming the equity financing was consummated at a 30% discount to a $1.37 per share trading price of the Company Common Stock, which is the last reported sale of the Company Common Stock on March 20, 2023, the day prior to press reports regarding a potential transaction, and included 100% warrant coverage. For reference, there are approximately 53 million shares issued and outstanding presently. Using the same assumptions, but a different trading price per share at the time of the financing, the approximate number of shares outstanding or reserved for issuance following the transactions would be as follows: (i) 330 million shares at a $1.00 per share trading price, (ii) 415 million shares at a $0.75 per share trading price and (iii) 535 million shares at a $0.55 per share trading price. These assumptions are merely intended to be illustrative and to demonstrate the potential substantial dilution that could occur from financing transactions. Different assumptions regarding the discount for the equity issuance, the amount of warrant coverage and other factors would create different outcomes. In addition to financing transactions that, if they could be completed, would likely be substantially dilutive to current Company stockholders, the Company’s plans would require it to reduce its workforce by at least 30%, including substantial reductions among the sales force, without materially negatively impacting the Company’s ability to generate sales of NYZURA or to otherwise successfully operate its business. The Company also anticipates that an amendment to the convertible notes would require the grant of a security interest, thereby restricting the Company’s ability to raise debt financing in the future;

•

Liquidity Risks of the Company. The Company’s current level of cash and cash equivalents may not be sufficient to fund operations for the next twelve months from the last of the last Quarterly Report on Form 10-Q, leading to the Company’s expression of substantial doubt as to its ability to continue operations as a going concern;

•

The Company’s Need for Additional Capital. The need for the Company to raise additional capital primarily through a combination of public or private equity offerings, debt or other structured financings, strategic collaborations, grant funding and government funding, which may not be available to the Company on favorable terms or at all;

•

Likelihood of Closing. The belief of the Company Board that the likelihood of completing the Merger is high, particularly in light of the terms of the Merger Agreement, including (i) the conditions to the Merger being specific and limited, (ii) the exceptions contained within the “Company Material Adverse Effect” definition, which generally defines the standard for closing risk, and (iii) the likelihood of obtaining required regulatory approvals, including the commitment of Parent to use its reasonable best efforts to obtain the required regulatory approvals;

•

Opportunity to Accept a Superior Proposal. The fact that the terms of the Merger Agreement permit the Company to respond to unsolicited proposals, that the provisions of the Merger Agreement permit the Company Board in certain circumstances to terminate the Merger Agreement in order to enter into a definitive agreement with respect to an unsolicited superior proposal, subject to the payment of a termination fee of $4,900,000 (approximately $0.08 per Share) which amount the directors believed to be unlikely to serve as a meaningful deterrent to other acquisition proposals, and that the anticipated time period until the Special Meeting to consider approval of the proposed transaction would afford both of the parties with whom the Company was engaged close in time to the execution of the Merger Agreement or any other parties with potential interest sufficient time for such potential parties to complete their due diligence and make a binding proposal should they be willing to offer a Superior Proposal;

•

Termination of Voting Agreements. The fact that the Voting Agreements terminate in the event that the Merger Agreement is validly terminated in accordance with its terms, as more fully described in the section titled “Special Factors — Voting Agreements”;

•

Reverse Termination Fee. The fact that, in the event the Contemplated Transactions are not consummated due to the unavailability of the Debt Financing or Parent breach, Parent will be required to pay the Parent Termination Fee of $6,750,000 to the Company; and

•

Appraisal Rights. That stockholders who do not believe that the Merger Consideration represents fair consideration for their Shares will have an opportunity to pursue appraisal rights under Section 262 of the DGCL.

In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations described above, the transaction committee formed by the Company Board (the “Transaction Committee”) and the Company Board considered, among other things, a number of procedural safeguards that they believed were and are present to ensure the fairness of the Merger Agreement and the Contemplated Transactions, including the Merger. These procedural safeguards include, among other things, the following, which are not intended to be exhaustive and are not presented in any relative order of importance:

•	Consideration of Alternative Transactions

•

that prior to entering into the Merger Agreement, the Company Board and the Transaction Committee, which was comprised of solely independent directors, was authorized to solicit, initiate, propose or introduce the making, submission or announcement of, or encourage, facilitate or assist, any proposal or offer that could constitute a potential transaction with respect to the Company from any person;

•

that the Company Board, in consultation with its independent financial and legal advisors and including through the Transaction Committee, conducted an extensive process, involving frequent and extensive deliberations and negotiations over a period of time, to consider:

•	potential transactions and alternatives thereto, including engaging with potential counterparties; and

•

the Merger Agreement and the transactions contemplated thereby, including the Merger, and, in each case, each member of the Transaction Committee was actively engaged in that process on a regular basis and was provided with full access to the Company’s management and its advisors in connection with the evaluation process (as more fully described under “Special Factors — Background of the Merger”);

•

Independent Counsel. That the Company Board retained and was advised by independent legal counsel and financial advisor, and that the Management Stockholders, including Dr. Loh, were represented by a different counsel than the Company;

•

Stockholder Approval Required. The consummation of the transactions contemplated by the Merger Agreement is subject to the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the Shares outstanding as of the close of business on the Record Date;

•

Negotiation Process. That the terms of the Merger Agreement, including the Merger Consideration, were the product of extensive negotiations between the Transaction Committee in consultation with its legal and financial advisors, on the one hand, and Parent and its affiliates and advisors, on the other hand, that resulted in the improvement, from the perspective of the Company, of other terms of the Merger and the Merger Agreement, including the amount and circumstances payable of the Company Termination Fee, Parent Termination Fee and Reimbursement Payment, relative to Parent’s initial proposed terms, and that the Transaction Committee completed its negotiation with the Buyers on behalf of the Company stockholders, obtaining what it determined to be the Buyers’ “best and final” offer, prior to permitting the Company’s management team to engage with the Buyers on their future equity and employment relationships with the Buyers;

•	Merger Agreement Terms.

•	The various terms of the Merger Agreement that are intended to help ensure that the Company’s stockholders receive the highest price per Share reasonably available, including:

•

that the Merger Agreement may be terminated, in certain circumstances, including, among others, by the Company to accept and enter into a definitive agreement with respect to a Superior Proposal (as more fully described under “The Merger Agreement”), provided that the Company pay Parent the Company Termination Fee;

•	that the Company Board or a committee thereof, in certain circumstances, may make a Change of Board Recommendation, including in response to (i) an Intervening Event, or

(ii) a bona fide written Acquisition Proposal that the Company Board or a committee thereof determines constitutes a Superior Proposal, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement; and

•

that the Company Board made its evaluation of the Merger Agreement and the transactions contemplated thereby, including the Merger, based upon the factors discussed in this proxy statement and with the full knowledge of the interests of Dr. Loh’s and management’s interests in the Merger.

In evaluating the Merger Agreement and the Contemplated Transactions, including the Merger, and making the decisions, determinations and recommendations described above, the Company Board also considered, among other things, certain countervailing reasons, including the following uncertainties, risks and other potentially negative reasons, which are not intended to be exhaustive and are not presented in any relative order of importance:

•

Opportunity Costs. The fact that the Company will no longer exist as an independent public company and the Company’s stockholders will forego any future increase in its value as an independent public company that might result from its possible growth, other than in connection with the CVR, and the fact that the Company may have been able to negotiate a more favorable binding offer from one of the parties with whom the Company was engaged close in time to the time at which the Merger Agreement was executed;

•

Potential Negative Impact of Announcement on the Company’s Business. The possible negative effect of the Merger and public announcement of the Merger on the Company’s financial performance, operating results and stock price and the Company’s relationships with customers, suppliers, other business partners, management and employees;

•

Risk of Not Closing. The risk that the transactions contemplated by the Merger Agreement, including the Merger, may not be consummated in a timely manner or at all, and the consequences thereof, including (i) the potential loss of value to the Company’s stockholders, (ii) the potential negative impact on the operations and prospects of the Company, including the risk of loss of key personnel, and (iii) that the market’s perception of the Company’s prospects could be adversely affected if such transactions were delayed or were not consummated;

•

Risk of Debt Financing Failure. The possibility that, at the Closing the available amount of the Debt Financing is less than the amount required to consummate the Merger, in which event the Company would not be able to specifically enforce Parent’s obligation to complete the Merger and instead would have the sole and exclusive remedy of terminating the Merger Agreement and causing Parent to pay the Parent Termination Fee;

•	Prohibition Against Solicitations. The fact that the Merger Agreement precludes the Company from actively soliciting competing Acquisition Proposals;

•

Business Operation Restrictions. The fact that the Merger Agreement imposes restrictions on the conduct of the Company’s business in the pre-closing period, which may adversely affect the Company’s business, including by delaying or preventing the Company from raising financing or pursuing non-ordinary course opportunities that may arise or precluding actions that would be advisable if the Company were to remain an independent company, such as executing the workforce reduction it would have executed as part of its stand-alone strategy;

•

Resources Required. That the Company’s directors, officers and employees have expended and will expend extensive efforts attempting to complete the transactions contemplated by the Merger Agreement and such persons have experienced and will experience significant distractions from their work during the pendency of such transactions;

•

Transaction Expenses. The substantial transaction expenses to be incurred in connection with the Contemplated Transactions and the negative impact of such expenses on the Company’s cash reserves and operating results should the Merger not be completed;

•	Risk of Litigation. The risk of litigation in connection with the transactions contemplated by the Merger Agreement; and

•

Interests of Insiders. The interests that some of the Company’s management may have with respect to the Contemplated Transactions that may be different from, or in addition to, their interests as stockholders of the Company or the interests of the Company’s other stockholders generally, including with respect to the RPIP (as defined below).

Although the Merger Agreement does not require the vote of at least a majority of the unaffiliated security holders (as defined by Rule 13e-3(a)(4) of the Exchange Act), Dr. Loh holds only 2.11% of the outstanding Shares, the Parent Entities hold no outstanding Shares and therefore unaffiliated security holders (as defined by Rule 13e-3(a)(4) of the Exchange Act) holding in excess of 97% of the outstanding Shares will have an opportunity to consider and vote upon the adoption of the Merger Agreement.

In the course of evaluating the Merger Agreement and the Contemplated Transactions, including the Merger, and making the decisions, determinations and recommendations described above (as applicable), the Company Board did not consider the liquidation value of the Company because (1) they believe that liquidation sales generally result in proceeds substantially less than sales of going concern; and (2) they considered determining a liquidation value to be impracticable given the significant execution risk involved in any breakup of the Company. For the foregoing reasons, the Company Board did not consider liquidation value to be a relevant factor. Further, the Company Board did not consider the Company’s net book value, which is an accounting concept, as a factor because they believe (1) that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs and (2) net book value does not take into account the prospects of the Company, market conditions, trends in the industry in which the Company operates or the business risks inherent in the industry. In addition, the Company Board implicitly considered the value of the Company as a going concern by taking into account the value of the Company’s current and anticipated business, financial condition, results of operations, prospects, and other forward-looking matters.

Other than as described in this proxy statement, the Company Board is not aware of any firm offers by any unaffiliated person during the past two years for (1) the merger or consolidation of the Company with or into another company, or vice versa; (2) the sale or transfer of all or any substantial part of the assets of the Company; or (3) a purchase of the Company’s securities that would enable the holder to exercise control of the Company.

Certain Company Management Forecasts

Important Information Concerning the Company Management Forecasts

Except for annual guidance, the Company does not publicly disclose long-term forecasts or internal projections as to future revenues, earnings or other results, due to, among other reasons, the unpredictability of the underlying assumptions and estimates and the inherent difficulty of accurately predicting financial performance for future periods.

In connection with its evaluation of the Company’s stand-alone prospects and potential strategic transactions available to the Company, including the Contemplated Transactions, the Company’s management prepared unaudited non-public prospective financial projections for the Company on a stand-alone basis, without giving effect to the Contemplated Transactions. These prospective financial projections were prepared and updated by the Company’s management and reviewed and discussed with the Company Board in May 2022, December 2022, March 2023 and May 2023. Specifically, the Company Board reviewed the May 2022 Baseline Long-Range Plan, the May 2022 High Case Long-Range Plan, the May 2022 Low Case Long-Range Plan (together with the May 2022 Baseline Long-Range Plan and the May 2022 High Case Long-Range Plan, the “May 2022 Long-Range Plan”), the Preliminary December 2022 Long-Range Plan, the Preliminary December 2022 Low Case Long-Range Plan (together with the Preliminary December 2022 Long-Range Plan, the “Preliminary December 2022 Long-Range Plans”), the December 2022 Long-Range Plan, the December 2022 Risk-adjusted Long-Range Plan, the March 2023 Long-Range Plan and the May 2023 Long-Range Plan (collectively, the “Long-Range Plans”) projections in connection with their evaluation of strategic alternatives. The Company Board used the May 2023 Long-Range Plan to assist in its decision-making process in determining to approve and adopt the Merger Agreement and to recommend the Merger, and directed Moelis to use and rely on the May 2023 Long-Range Plan for purposes of its financial analyses and opinion described in under the heading “— Opinion of the Company’s Financial Advisor” which is filed as Annex D to this proxy statement and incorporated herein by reference. We refer to these Long-Range Plans in this section generally as the “Forecasts.”

The Forecasts were prepared by the Company’s management based on assumptions they believed at the time to be achievable. The Forecasts reflect numerous assumptions including (i) expectations regarding the likely trajectory of sales for NUZRYA for acute bacterial skin and skin structure infections (“ABSSSI”), community-acquired bacterial pneumonia (“CABP”), off-label revenue from other indications and government procurement revenue, grant revenue and royalties from Zai, Tetraphase and Seysara; (ii) expectations regarding commercial, research & development, and other operating expenses; and (iii) other relevant factors relating to the Company’s strategic plan, as well as how certain of these assumptions may change over time. The foregoing is a summary of certain key assumptions and estimates and does not purport to be a comprehensive overview of all assumptions and estimates reflected in the projections prepared by Company management.

The Forecasts are summarized below:

May 2022 Long-Range Plan

In May 2022, Company management prepared the May 2022 Long-Range Plan, reflecting management’s view of the trajectory of the Company’s business through the end of the fiscal year ending December 31, 2032. In preparing the May 2022 Long-Range Plan, Company management assumed that NUZYRA sales would continue to grow based on community and hospital expansion, off-label use in nontuberculous mycobacterial (“NTM”) infections, and government contracts. The May 2022 Long-Range Plan did not contemplate label expansion or inclusion of NUZYRA in the NTM treatment guidelines and only included currently contracted revenue from the Company’s agreement with BARDA. Company management also assumed full issuance under the Company’s at-the-market offering program, issuance of an additional $30.0 million of equity, and refinancing of the Company’s outstanding Company Convertible Notes.

The Company’s assumptions for the May 2022 Long-Range Plan regarding its expectations for commercial, research & development, salaries and benefits and other operating expenses during the forecasted period were the following:

	Q1 2022E	Q2 2022E	Q3 2022E	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Commercial	$4.8	$5.3	$5.8	$5.4	$21.5	$25.9	$32.3	$37.4	$41.8	$44.6	$47.5	$48.6	$50.6	$50.1	$20.9
Outside R&D Services	$6.4	$7.5	$9.9	$10.9	$34.6	$27.9	$24.7	$21.5	$10.7	$1.8	$2.2	$1.6	$1.6	$1.6	$0.7
Salaries and Benefits	$19.8	$22.0	$22.9	$23.4	$88.0	$127.0	$124.6	$135.6	$141.2	$147.0	$153.3	$159.7	$166.3	$164.9	$68.7
Other Operating Expenses	$7.0	$7.4	$6.8	$7.4	$28.6	$26.4	$36.1	$36.3	$66.0	$70.5	$74.5	$78.1	$82.7	$82.5	$34.3

These Forecasts were endorsed by the Company Board as the basis for the preliminary financial analysis that Moelis provided to the Company Board at a meeting on May 11, 2022.

May 2022 Baseline Long-Range Plan

	Q1 2022E	Q2 2022E	Q3 2022E	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Total Revenue (net)(1)	$28.4	$32.3	$38.7	$78.7	$178.2	$190.1	$291.7	$330.2	$426.3	$431.2	$477.0	$536.0	$594.9	$590.1	$245.9
Gross Profit	$24.5	$28.0	$33.3	$67.5	$153.3	$160.6	$257.8	$285.8	$371.7	$367.7	$405.4	$454.9	$504.9	$500.8	$208.7
Total Operating Expenses	$38.0	$42.2	$45.4	$47.1	$172.7	$207.2	$217.7	$230.8	$259.7	$263.9	$277.5	$288.0	$301.2	$299.1	$124.6
EBIT(2)	($13.5)	($14.2)	($12.3)	$20.4	($19.7)	($46.8)	$39.9	$54.9	$111.9	$103.7	$127.9	$166.8	$203.6	$201.6	$83.9
EBITDA(3)	($13.4)	($14.2)	($12.2)	$20.4	($19.4)	($46.6)	$40.1	$55.0	$112.0	$103.8	$128.0	$166.9	$203.7	$201.6	$84.0
Net Income	($17.6)	($19.1)	($18.0)	$14.6	($39.3)	($70.0)	$18.2	$24.4	$84.9	$76.8	$100.3	$138.3	$175.5	$175.4	$78.2

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

May 2022 High Case Long-Range Plan

Company management also prepared the May 2022 High Case Long-Range Plan, reflecting expanded uptake for NUZYRA in ABSSSI and CABP, NUZYRA NTM revenue based on positive Phase 2b data and inclusion of NUZYRA in NTM treatment guidelines, and incremental BARDA procurement revenue while maintaining planned operating cost. In preparing the May 2022 High Case Long-Range Plan, Company management assumed an increased uptake of NUZYRA in ABSSSI and CABP of 5% in 2022, 10% in 2023 and 15% beginning in 2024, as compared to the May 2022 Long-Range Plan. Company management also assumed NUZYRA NTM revenue starting at $1.0 million in 2024 and growing during the forecasted period up to a maximum of $112.0 million in 2031. Company management also assumed increased BARDA procurements revenue of $150.0 million annually from 2027 through 2031 and $50.0 million in 2032 versus no BARDA procurements revenue from 2027 through 2032 in the May 2022 Long-Range Plan and each of the other Long-Range Plans. Additionally, Company management assumed the same key operating expenses assumed in the May 2022 Long-Range Plan. The May 2022 High Case Long-Range Plan also assumed a $20.0 million equity financing.

	Q1 2022E	Q2 2022E	Q3 2022E	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Total Revenue (net)(1)	$29.0	$33.0	$39.5	$79.4	$180.8	$198.9	$312.6	$373.5	$508.2	$701.8	$778.3	$852.7	$926.3	$957.2	$386.3
Gross Profit	$25.0	$28.5	$33.8	$68.1	$155.5	$167.8	$276.1	$322.8	$442.5	$597.3	$660.2	$722.4	$784.8	$810.9	$327.3
Total Operating Expenses	$38.0	$42.2	$45.4	$47.1	$172.7	$207.2	$217.7	$230.8	$259.7	$263.9	$277.5	$288.0	$301.2	$299.1	$124.6
EBIT(2)	($13.1)	($13.7)	($11.7)	$21.0	($17.5)	($39.6)	$58.1	$91.9	$182.7	$333.3	$382.6	$434.3	$483.5	$511.6	$202.6
EBITDA(3)	($13.0)	($13.7)	($11.6)	$21.0	($17.2)	($39.4)	$58.3	$92.0	$182.8	$333.4	$382.7	$434.4	$483.6	$511.7	$202.7
Net Income	($17.1)	($18.6)	($17.4)	$15.2	($37.1)	($62.8)	$36.5	$54.6	$142.2	$261.4	$312.0	$366.4	$419.3	$447.1	$190.9

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

May 2022 Low Case Long-Range Plan

Company management also prepared the May 2022 Low Case Long-Range Plan, reflecting lower-than-anticipated uptake for NUZYRA in existing indications and no incremental BARDA procurements beyond the May 2022 Baseline Long-Range Plan. In preparing the May 2022 Low Case Long-Range Plan, Company management assumed a 5% incremental annual reduction in NUZYRA revenue as compared to the May 2022 Long-Range Plan, beginning at a reduction of 5% in 2022 as compared to the May 2022 Long-Range Plan and peaking at a reduction of 30% beginning in 2027 as compared to the May 2022 Long-Range Plan in those years. In addition, in the May 2022 Low Case Long-Range Plan, Company management assumed a reduction in operating expenses as compared to the operating expenses in the May 2022 Long-Range Plan equal to 50% of the prior year’s reduction in revenue in the May 2022 Low Case Long-Range Plan as compared to, the May 2022 Long-Range Plan. The May 2022 Low Case Long-Range Plan also assumed a $80.0 million equity financing.

	Q1 2022E	Q2 2022E	Q3 2022E	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Total Revenue (net)(1)	$27.0	$30.7	$36.8	$76.6	$171.2	$171.1	$253.9	$264.1	$329.3	$301.9	$333.9	$375.2	$416.5	$413.0	$172.1
Gross Profit	$23.3	$26.6	$31.6	$65.7	$147.2	$144.5	$224.4	$228.7	$287.0	$257.4	$283.8	$318.4	$353.4	$350.5	$146.1
Total Operating Expenses	$38.0	$41.5	$44.7	$46.3	$169.8	$203.1	$209.3	$216.8	$240.0	$238.3	$245.4	$254.9	$266.8	$265.0	$110.4
EBIT(2)	($14.8)	($14.9)	($13.2)	$19.3	($22.9)	($58.8)	$14.8	$11.7	$46.9	$19.1	$38.3	$63.5	$86.6	$85.5	$35.6
EBITDA(3)	($14.7)	($14.8)	($13.1)	$19.4	($22.6)	($58.6)	$15.1	$11.8	$47.0	$19.1	$38.4	$63.6	$86.7	$85.6	$35.6
Net Income	($18.8)	($19.8)	($18.9)	$13.6	($42.5)	($82.0)	($7.0)	($11.3)	$31.7	$9.1	$25.0	$49.4	$72.8	$71.9	$31.9

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

In addition, at the direction of Company management, Moelis calculated, from the May 2022 Long-Range Plan Forecasts and based on information and assumptions, provided by Company management, unlevered after-tax free cash flow as set forth below. Assumptions included no capital expenditures or amortization and de minimis depreciation.

Baseline

	2H 2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Unlevered Free Cash Flow(1)	$8	($60)	$14	$26	$49	$47	$93	$120	$149	$160	$138

(1)	Unlevered Free Cash Flow is defined as EBIT less (a) (i) taxes, (ii) payments in satisfaction of the RPIP and (iii) changes in net working capital, plus (b) depreciation.

High Case

	2H 2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Unlevered Free Cash Flow(1)	$9	($54)	$25	$51	$95	$243	$288	$329	$367	$398	$242

(1)	Unlevered Free Cash Flow is defined as EBIT less (a) (i) taxes, (ii) payments in satisfaction of the RPIP and (iii) changes in net working capital, plus (b) depreciation.

Low Case

	2H 2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Unlevered Free Cash Flow(1)	$7	($69)	($0)	($3)	$6	($15)	$24	$42	$60	$68	$78

(1)	Unlevered Free Cash Flow is defined as EBIT less (a) (i) taxes, (ii) payments in satisfaction of the RPIP and (iii) changes in net working capital, plus (b) depreciation.

Preliminary December 2022 Long-Range Plan

In December 2022, following lower-than-expected growth in Q3 2022, Company management prepared the Preliminary December 2022 Long-Range Plan to reflect revised expectations for reduced long-term topline growth and a down-sized organization. The Preliminary December 2022 Long-Range Plans were an interim and illustrative set of projections that were used for discussion purposes and subsequently refined during the preparation of the December 2022 Long-Range Plans. The Preliminary December 2022 Long-Range Plan was informed by the May 2022 Low Case Long-Range Plan, which reflected near-term NUZYRA growth in-line with actual performance through Q3 2022, with more modest reductions in long-term NUZYRA revenue relative to the May 2022 Long-Range Plan.

The Company’s assumptions for the Preliminary December 2022 Long-Range Plan regarding its expectations for commercial, research & development, salaries and benefits and other operating expenses during the forecasted period were the following:

	Q1 2022A	Q2 2022A	Q3 2022A	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Commercial	$3.9	$4.4	$5.9	$6.2	$20.3	$17.6	$22,4	$27.2	$31.1	$35.1	$39.0	$42.3	$46.2	$45.8	$19.1
Outside R&D Services	$4.8	$4.6	$5.6	$7.4	$22.4	$29.2	$29.4	$30.4	$19.9	$3.2	$3.2	$3.0	$3.0	$3.0	$1.2
Salaries and Benefits	$18.8	$20.3	$22.8	$22.5	$84.3	$85.7	$106.0	$85.9	$89.9	$94.0	$98.3	$101.8	$105.6	$104.7	$43.6
Other Operating Expenses	$7.3	$8.2	$7.8	$10.5	$34.9	$32.6	$30.5	$31.8	$30.4	$40.0	$39.8	$33.8	$33.9	$33.6	$14.0

	Q1 2022A	Q2 2022A	Q3 2022A	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Total Revenue (net)(1)	$24.9	$29.6	$30.2	$75.6	$160.3	$166.9	$249.6	$258.2	$351.2	$349.2	$395.2	$445.7	$502.5	$498.4	$207.7
Gross Profit	$21.4	$24.8	$25.8	$66.3	$138.3	$149.7	$218.6	$218.7	$301.5	$301.3	$333.3	$375.4	$423.4	$419.9	$175.0
Total Operating Expenses	$35.1	$37.9	$42.3	$46.7	$162.0	$165.0	$188.3	$175.3	$171.3	$172.3	$180.2	$180.9	$188.7	$187.1	$78.0
EBIT(2)	($13.9)	($13.3)	($16.6)	$19.5	($24.3)	($15.6)	$30.1	$43.4	$130.0	$128.9	$153.0	$194.5	$234.6	$232.7	$96.9
EBITDA(3)	($13.7)	($13.2)	($16.5)	$19.7	($23.7)	($15.3)	$30.3	$43.5	$130.1	$129.0	$153.1	$194.6	$234.7	$232.8	$97.0
Net Income	($18.1)	($17.8)	($21.0)	$15.4	($38.9)	($36.5)	$10.3	$23.2	$98.9	$95.1	$114.0	$148.6	$182.5	$183.0	$83.2

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

Preliminary December 2022 Low Case Long-Range Plan

In December 2022, Company management also prepared the Preliminary December 2022 Low Case Long-Range Plan to reflect continued underperformance of NUZYRA in approved indications across both the community and hospital settings, as well as reduced off-label use in NTM. In preparing the Preliminary December 2022 Low Case Long-Range Plan, management assumed a 5% incremental annual reduction in NUZYRA revenues beginning at a reduction of 5% in 2023 as compared to the Preliminary December 2022 Long-Range Plan and peaking at a reduction of 30% beginning in 2030 as compared to the Preliminary December 2022 Long-Range Plan in those years. Additionally, in the Preliminary December 2022 Low Case Long-Range Plan, Company management assumed a reduction in operating expenses as compared to the operating expenses in the Preliminary December 2022 Long-Range Plan equal to 50% of the prior year’s reduction in revenue in the Preliminary December 2022 Low Case Long-Range Plan as compared to the Preliminary December 2022 Long-Range Plan. The Company did not ask Moelis to calculate unlevered after-tax free cash flow for either the Preliminary December 2022 Long-Range Plan or the Preliminary December 2022 Low-Case Long-Range Plan.

	Q1 2022A	Q2 2022A	Q3 2022A	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Total Revenue (net)(1)	$24.9	$29.6	$30.2	$75.6	$160.3	$160.1	$232.3	$225.0	$296.1	$265.3	$281.5	$317.2	$357.3	$354.4	$147.7
Gross Profit	$21.4	$24.8	$25.8	$66.3	$138.3	$143.6	$203.6	$190.8	$253.9	$227.2	$235.1	$264.3	$297.8	$295.3	$123.1
Total Operating Expenses	$35.1	$37.9	$42.3	$46.7	$162.0	$165.0	$184.9	$169.2	$161.6	$158.6	$162.0	$158.0	$164.6	$163.3	$68.0
EBIT(2)	($13.9)	($13.3)	($16.6)	$19.5	($24.3)	($21.6)	$18.5	$21.5	$92.2	$68.5	$73.0	$106.2	$133.0	$132.0	$54.9
EBITDA(3)	($13.7)	($13.2)	($16.5)	$19.7	($23.7)	($21.4)	$18.7	$21.6	$92.3	$68.6	$73.1	$106.3	$133.1	$132.0	$55.0
Net Income	($18.1)	($17.8)	($21.0)	$15.4	($38.9)	($42.6)	($1.4)	$5.0	$67.1	$48.2	$52.0	$80.2	$103.8	$104.2	$47.7

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.

(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

December 2022 Long-Range Plan

Later in December 2022, Company management refined the Preliminary December 2022 Long-Range Plan following additional review of the Company’s commercial infrastructure. Company management revised NUZRYA’s long term trajectory upward by approximately 2% to 6% in comparison to the Preliminary December 2022 Long-Range Plan to reflect revised expectations for the Company’s ability to better preserve long-term growth despite down-sizing the organization. The December 2022 Long-Range Plan also assumed full issuance under the Company’s at-the-market offering program, issuance of an additional $30.0 million of equity, and refinancing of the Company’s outstanding Company Convertible Notes. As directed by the Company Board, these Forecasts were used as the part of the basis for the preliminary financial analysis that Moelis provided to the Transaction Committee at a meeting on December 21, 2022.

The Company’s assumptions for the December 2022 Long-Range Plan regarding its expectations for commercial, research & development, salaries and benefits and other operating expenses during the forecasted period were the following:

	Q1 2022A	Q2 2022A	Q3 2022A	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Commercial	$3.9	$4.4	$5.9	$6.2	$20.3	$17.6	$22.4	$27.2	$35.1	$39.5	$43.3	$46.6	$50.6	$50.2	$20.9
Outside R&D Services	$4.8	$4.6	$5.6	$7.4	$22.4	$29.2	$29.4	$30.4	$19.9	$3.2	$3.2	$3.0	$3.0	$3.0	$1.2
Salaries and Benefits	$18.8	$20.3	$22.8	$22.4	$84.3	$85.7	$106.0	$86.3	$100.1	$104.7	$109.4	$113.5	$117.7	$116.7	$48.6
Other Operating Expenses	$7.3	$8.2	$7.8	$10.7	$35.0	$32.5	$30.5	$31.8	$32.2	$41.6	$41.5	$35.4	$35.5	$35.2	$14.8

	Q1 2022A	Q2 2022A	Q3 2022A	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Total Revenue (net)(1)	$24.9	$29.6	$30.2	$72.9	$157.6	$166.9	$249.6	$258.2	$356.6	$366.7	$418.1	$474.8	$531.5	$527.2	$219.7
Gross Profit	$21.4	$24.8	$25.8	$63.6	$135.6	$149.7	$218.6	$218.7	$306.7	$318.6	$352.6	$400.1	$448.0	$444.3	$185.1
Total Operating Expenses	$35.1	$37.9	$42.3	$46.7	$162.0	$165.0	$188.3	$175.7	$187.3	$189.0	$197.4	$198.5	$206.8	$205.1	$85.5
EBIT(2)	($13.9)	($13.3)	($16.6)	$16.8	($27.0)	($15.6)	$30.1	$43.0	$119.3	$129.5	$155.2	$201.5	$241.1	$239.1	$99.6
EBITDA(3)	($13.7)	($13.2)	($16.5)	$17.0	($26.4)	($15.3)	$30.4	$43.1	$119.4	$129.6	$155.3	$201.6	$241.2	$239.2	$99.7
Net Income	($18.1)	($17.8)	($21.0)	$14.4	($41.6)	($36.5)	$10.3	$23.0	$90.6	$95.5	$115.4	$153.6	$187.0	$187.6	$85.2

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

In addition, at the direction of Company management, Moelis calculated, from the December 2022 Long-Range Plan Forecasts and based on information and assumptions, provided by Company management, unlevered after-tax free cash flow as set forth below. Assumptions included no capital expenditures or amortization and de minimis depreciation.

	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Unlevered Free Cash Flow(1)	$7	$44	$22	$47	$47	$111	$135	$163	$174	$134

(1)	Unlevered Free Cash Flow is defined as EBIT less (a) (i) taxes, (ii) payments in satisfaction of the RPIP and (iii) changes in net working capital, plus (b) depreciation.

December 2022 Risk-adjusted Long-Range Plan

Later in December 2022, Company management also prepared the Risk-adjusted Long-Range Plan to reflect continued underperformance of NUZYRA in approved indications across both the community and hospital settings, as well as reduced off-label use in NTM. In preparing the December 2022 Risk-adjusted Long-Range Plan, Company management assumed a 5% incremental annual reduction in NUZYRA revenue as compared to the December 2022 Long-Range Plan beginning at a reduction of 5% in 2023 as compared to the December 2022 Long-Range Plan and peaking at 30% beginning in 2032 as compared to the December 2022 Long-Range Plan in those years. In addition, Company management assumed a reduction in operating expenses as compared to the operating expenses reflected in the December 2022 Long-Range Plan equal to 50% of the prior year’s reduction in revenue in the December 2022 Risk-adjusted Long-Range Plan as compared to the revenue reflected in the December 2022 Long-Range Plan. The December 2022 Risk-adjusted Long-Range Plan also assumed an equity financing of $60.0 million. As directed by the Company Board, these Forecasts were used as part of the basis for the preliminary financial analysis that Moelis provided to the Transaction Committee at a meeting on December 21, 2022.

	Q1 2022A	Q2 2022A	Q3 2022A	Q4 2022E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Total Revenue (net)(1)	$24.9	$29.6	$30.2	$72.9	$157.6	$160.1	$232.3	$225.0	$300.4	$278.5	$297.5	$337.6	$377.7	$374.6	$156.1
Gross Profit	$21.4	$24.8	$25.8	$60.0	$132.0	$139.9	$198.5	$184.9	$253.5	$240.5	$249.1	$282.5	$316.1	$313.6	$130.6
Total Operating Expenses	$35.1	$37.9	$42.3	$46.7	$162.0	$165.0	$184.9	$169.5	$176.4	$173.6	$177.0	$173.0	$180.0	$178.6	$74.4
EBIT(2)	($13.9)	($13.3)	($16.6)	$13.2	($30.6)	($25.3)	$13.4	$15.2	$77.0	$66.8	$72.0	$109.4	$136.0	$134.9	$56.2
EBITDA(3)	($13.7)	($13.2)	($16.5)	$13.3	($30.0)	($25.1)	$13.7	$15.3	$77.1	$66.9	$72.1	$109.5	$136.1	$135.0	$56.2
Net Income	($18.1)	($17.8)	($21.0)	$10.8	($45.2)	($46.2)	($6.4)	($0.2)	$55.1	$46.8	$50.9	$82.2	$105.6	$106.0	$48.3

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

In addition, at the direction of Company management, Moelis calculated, from the December 2022 Risk-adjusted Long-Range Plan Forecasts and based on information and assumptions provided by Company management, unlevered after-tax free cash flow as set forth below. Assumptions included no capital expenditures or amortization and de minimis depreciation.

	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Unlevered Free Cash Flow(1)	($6)	$35	$6	$21	$6	$56	$72	$91	$99	$84

(1)	Unlevered Free Cash Flow is defined as EBIT less (a) (i) taxes, (ii) payments in satisfaction of the RPIP and (iii) changes in net working capital, plus (b) depreciation.

March 2023 Long-Range Plan

In March 2023, Company management prepared the March 2023 Long-Range Plan to reflect NUZYRA’s continued underperformance (as compared to the December 2022 Long-Range Plan) in the fiscal quarter ended December 31, 2022. Following the Q4 2022 results, Company management revised NUZRYA’s long term trajectory down by approximately 1% to 4% in comparison to the December 2022 Risk-adjusted Long-Range Plan based on lower than expected growth in NUZYRA sales in approved indications. The Company did not ask Moelis to calculate unlevered after-tax free cash flow for the March 2023 Long-Range Plan.

The Company’s assumptions for the March 2023 Long-Range Plan regarding its expectations for commercial, research & development, salaries and benefits and other operating expenses during the forecasted period were the following:

	Q1 2023E	Q2 2023E	Q3 2023E	Q4 2023E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Commercial	$5.7	$5.6	$4.5	$4.2	$20.1	$22.4	$27.2	$33.8	$39.1	$43.8	$47.1	$51.1	$50.7	$21.1
Outside R&D Services	$9.2	$7.7	$5.8	$6.5	$29.2	$29.4	$30.4	$19.9	$3.2	$3.2	$3.0	$3.0	$3.0	$1.2
Salaries and Benefits	$24.7	$27.5	$19.4	$19.1	$90.6	$106.3	$86.1	$90.1	$94.2	$98.5	$102.0	$105.8	$104.9	$43.7
Other Operating Expenses	$8.2	$8.4	$7.3	$7.3	$31.3	$31.5	$33.9	$32.9	$42.4	$42.2	$36.2	$36.2	$35.9	$15.1

	Q1 2023E	Q2 2023E	Q3 2023E	Q4 2023E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Total Revenue (net)(1)	$38.5	$38.7	$40.8	$48.5	$166.6	$240.1	$229.1	$302.7	$279.9	$301.1	$330.8	$360.5	$358.9	$149.5
Gross Profit	$33.9	$34.1	$35.9	$43.9	$147.7	$217.4	$196.7	$265.8	$233.9	$256.4	$280.5	$305.5	$304.3	$126.8
Total Operating Expenses	$47.8	$49.2	$37.0	$37.1	$171.2	$189.6	$177.6	$176.7	$178.9	$187.7	$188.3	$196.1	$194.5	$81.1
EBIT(2)	($13.9)	($15.2)	($1.2)	$6.7	($23.7)	$27.6	$18.9	$88.9	$54.9	$68.7	$92.0	$109.3	$109.7	$45.6
EBITDA(3)	($13.8)	($15.2)	($1.2)	$6.7	($23.4)	$27.9	$19.0	$89.0	$55.0	$68.8	$92.1	$109.4	$109.8	$45.7
Net Income	($18.7)	($20.0)	($6.0)	$1.9	($42.8)	$10.3	$3.1	$63.1	$40.2	$50.6	$73.1	$88.2	$89.6	$41.3

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

May 2023 Long-Range Plan

In May 2023, Company management prepared the May 2023 Long-Range Plan to reflect implementation of additional potential operational efficiencies to reduce its operational expenses. Company management revised NUZYRA’s projected total revenue amounts in the years 2023 through 2026 in comparison to the March 2023 Long-Range Plan due to Q1 2023 sales being lower than expected. In preparing the May 2023 Long-Range Plan, Company management also assumed a further reduction in operating costs given the reduction in revenue in order to continue as a going concern. The May 2023 Long-Range Plan also assumed full issuance under the Company’s at-the-market offering program, issuance of an additional $30.0 million of equity, and refinancing of the Company’s outstanding Company Convertible Notes. As directed by the Company Board, these Forecasts were used as the basis for the preliminary financial analysis that Moelis provided to the Company Board at a meeting on May 26, 2023 and as the basis for the financial analysis that Moelis provided to the Company Board at a meeting on June 6, 2023 and its opinion described in under the heading “— Opinion of the Company’s Financial Advisor” which is filed as Annex D to this proxy statement and incorporated herein by reference.

The Company’s assumptions for the May 2023 Long-Range Plan regarding its expectations for commercial, research & development, salaries and benefits and other operating expenses during the forecasted period were the following:

	Q1 2023A	Q2 2023E	Q3 2023E	Q4 2023E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Commercial	$5.2	$6.6	$5.6	$5.6	$23.0	$26.1	$31.1	$35.0	$38.5	$42.4	$45.9	$49.9	$49.5	$20.6
Outside R&D Services	$4.2	$5.6	$6.0	$7.5	$23.3	$30.6	$30.7	$19.7	$3.0	$2.9	$2.7	$2.7	$2.7	$1.1
Salaries and Benefits	$23.4	$32.0	$17.2	$17.1	$89.6	$74.8	$78.3	$81.8	$85.6	$89.5	$92.6	$96.0	$95.2	$39.7
Other Operating Expenses	$8.0	$9.9	$8.7	$8.4	$35.0	$27.4	$33.6	$37.7	$36.9	$36.8	$35.9	$35.9	$35.6	$14.9

	Q1 2023A	Q2 2023E	Q3 2023E	Q4 2023E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Total Revenue (net)(1)	$31.3	$36.3	$41.8	$50.9	$160.3	$234.8	$230.9	$295.3	$279.9	$301.4	$330.8	$360.5	$358.9	$149.5
Gross Profit	$25.0	$31.8	$36.9	$45.3	$139.0	$205.5	$200.8	$251.6	$239.5	$260.6	$284.9	$310.5	$309.2	$128.9
Total Operating Expenses	$40.7	$54.1	$37.5	$38.6	$170.9	$158.9	$173.7	$174.2	$164.0	$171.6	$177.1	$184.5	$183.0	$76.3
EBIT(2)	($15.8)	($22.3)	($0.7)	$6.7	($32.1)	$46.4	$27.0	$77.3	$75.4	$88.9	$107.7	$125.9	$126.1	$52.5
EBITDA(3)	($15.7)	($22.2)	($0.6)	$6.7	($31.9)	$46.6	$27.1	$77.4	$75.5	$89.0	$107.8	$126.0	$126.2	$52.6
Net Income	($20.0)	($27.6)	($6.1)	$1.3	($52.4)	$27.8	$8.5	$53.6	$56.4	$66.6	$85.5	$101.5	$103.1	$47.3

(1)	Total Revenue (net) comprised of net NUZYRA revenue (including BARDA procurement revenue), contract service and grant revenue and collaboration and royalty revenue.
(2)	EBIT is earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.
(3)	EBITDA is earnings before interest, taxes, depreciation, and amortization. For purposes of calculating EBITDA, stock-based compensation was treated as a cash expense.

In addition, at the direction of Company management, Moelis calculated, from the May 2023 Long-Range Plan Forecasts and based on information and assumptions provided by Company management, unlevered after-tax free cash flow as set forth below. Assumptions included no capital expenditures or amortization and de minimis depreciation.

	Q3 2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
($ in millions)
Unlevered Free Cash Flow	($28)	$30	$9	$32	$16	$58	$73	$86	$92	$79

(1)	Unlevered Free Cash Flow is defined as EBIT less (a) (i) taxes, (ii) payments in satisfaction of the RPIP and (iii) changes in net working capital, plus (b) depreciation.

Additional Information Concerning the Forecasts

The summary of the Forecasts is included in this proxy statement solely to give the Company’s stockholders access to certain financial Forecasts that were made available to the Company Board and Moelis and is not being included in this proxy statement to influence any stockholder’s decision whether to vote in favor of adopting the Merger Agreement or for any other purpose. The Forecasts were generated solely for internal use and not developed with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data or published guidelines of the SEC regarding forward-looking statements or U.S. generally accepted accounting principles (“GAAP”). The Forecasts are forward-looking statements. All of the Forecasts summarized in this section were prepared by the Company’s management.

The Forecasts contain non-GAAP financial measures including EBIT, EBITDA and Unlevered Free Cash Flow. The Company’s management included such measures in the Forecasts because it believed that such measures might be useful in evaluating, on a prospective basis, the potential operating performance and cash flow of the Company and the Surviving Corporation in the Merger. A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable with similar non-GAAP financial measures used by other companies. Due to the forward-looking nature of these Forecasts, specific quantification of the amounts that would be required to reconcile such Forecasts to GAAP measures are not available and the Company’s management believes that it is not feasible to provide accurate forecasted non-GAAP reconciliations. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Unlevered Free Cash Flow should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow or as a measure of liquidity.

No independent registered public accounting firm provided any assistance in preparing the Forecasts. Accordingly, no independent registered public accounting firm has examined, compiled or otherwise performed any procedures with respect to the Forecasts or expressed any opinion or given any other form of assurance with respect thereto, and no independent registered public accounting firm assumes any responsibility for the information contained in the Forecasts. The Ernst & Young LLP reports included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 relate solely to the historical financial information of the Company and to an assessment of the Company’s internal controls over financial reporting. Such reports do not extend to the Forecasts and should not be read to do so.

By including the Forecasts in this proxy statement, neither the Company nor any of its affiliates, advisors, officers, directors or representatives has made or makes any representation to any security holder regarding the information included in the Forecasts or the ultimate performance of the Company, Parent, the Surviving Corporation or any of their affiliates compared to the information contained in the Forecasts. The Company has made no representation to Parent or Merger Sub, in the Merger Agreement or otherwise, concerning the Forecasts.

The assumptions and estimates underlying the Forecasts, all of which are difficult to predict and many of which are beyond the control of the Company, may not be realized. There can be no assurance that the forecasted results or underlying assumptions will be realized, and actual results likely will differ, and may differ materially, from those reflected in the Forecasts, whether or not the Merger is completed. In addition, the Forecasts may be affected by the Company’s ability to achieve strategic goals, objectives and targets over the applicable period. Neither the Company nor any of its affiliates assumes any responsibility to holders of Shares for the accuracy of this information.

The Company’s actual future financial results may differ materially from those expressed or implied in the Forecasts due to numerous factors, including many that are beyond the Company’s ability to control or predict. While presented with numerical specificity, the Forecasts necessarily are based on numerous assumptions, many of which are beyond the control of the Company and difficult to predict, including with respect to industry performance, competitive factors, industry consolidation, general business, economic, regulatory, market and financial conditions, as well as matters specific to the Company’s business, including with respect to future business initiatives and changes to the Company’s business model for which the Company have no historical financial data, which assumptions may not prove to have been, or may no longer be, accurate. The Forecasts also reflect assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results and result in the Forecasts not being achieved include, but are not limited to, availability of third party reimbursement, impact of competitive products and pricing, the effect of regulatory actions, the impact of legal proceedings, the effect of global economic conditions, the cost and effect of changes in tax and other legislation and other risk factors described in the Company’s SEC filings, including the Company’s annual report on Form 10-K for the year ended December 31, 2022 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and described under the section below entitled “Cautionary Statement Concerning Forward Looking Information”. The Forecasts also reflect assumptions as to certain business decisions that are subject to change, including a sales force contraction that has not yet been implemented. Modeling and forecasting the future revenue for drug products is a highly speculative endeavor. The information set forth in the Forecasts is not fact and should not be relied upon as being necessarily indicative of actual future results.

The Forecasts were developed for the Company on a standalone basis without giving effect to the Merger, and therefore the Forecasts do not give effect to the Merger or any changes to the Company’s operations or strategy that may be implemented after the consummation of the Merger, including potential cost synergies to be realized as a result of the Merger, or to any costs incurred in connection with the Merger. Furthermore, the Forecasts do not take into account the effect of any failure of the Merger to be completed and should not be viewed as accurate or continuing in that context.

The Forecasts summarized in this section were prepared prior to the execution of the Merger Agreement and have not been updated to reflect any changes after the date they were prepared. The Company undertakes no obligation, except as required by law, to update or otherwise revise the Forecasts to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error or to not be appropriate, or to reflect changes in general economic or industry conditions. Please consider carefully the discussion entitled “Cautionary Statement Concerning Forward Looking Information” elsewhere in the proxy statement.

In light of the foregoing factors and the uncertainties inherent in the Forecasts, readers of this Proxy Statement are cautioned not to place undue, if any, reliance on the Forecasts.

Annual and Quarterly Reports.

For additional information regarding the business and the financial results and condition of the Company, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q for the three months ended March  31, 2023, each of which has been filed with the SEC.

Opinion of the Company’s Financial Advisor

At the meeting of the Company Board on June 6, 2023 to evaluate and consider approval of the Agreement and the Merger, Moelis delivered an oral opinion, which was confirmed by delivery of a written opinion, dated June 6, 2023, addressed to the Company Board (solely in its capacity as such) to the effect that, as of the date of the opinion and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken as set forth in the opinion, the Merger Consideration to be received by holders of the Company Common Stock in the Merger was fair from a financial point of view to such holders.

The full text of Moelis’ written opinion dated June 6, 2023, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex D to this proxy statement and is incorporated herein by reference. Moelis’ opinion was provided for the use of the Company Board (solely in its capacity as such) in its evaluation of the Merger Consideration. Moelis’ opinion was limited solely to the fairness from a financial point of view of the Merger Consideration to be received by the holders of the Company Common Stock in the Merger and does not address Paratek’s underlying business decision to effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available to Paratek. Moelis’ opinion does not constitute a recommendation as to how any holder of securities should vote or act with respect to the Merger or any other matter.

In arriving at its opinion, Moelis, among other things:

•	reviewed certain publicly available business and financial information relating to Paratek;

•

reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities and prospects of Paratek furnished to Moelis by Paratek, including financial forecasts provided to or discussed with Moelis by the management of Paratek (including assumptions regarding the probability and timing of achievement of the conditions with respect to the CVR set forth in the CVR Agreement) (which financial forecasts are described beginning on page 45 of this proxy statement under the heading “Special Factors  — Certain Company Management Forecasts”);

•	reviewed information regarding the capitalization of Paratek furnished to Moelis by Paratek;

•

reviewed estimates prepared and provided to Moelis by the management of Paratek as to Paratek’s projected utilization on a standalone basis of net operating losses and tax credits to achieve future tax savings;

•	conducted discussions with members of the senior management and representatives of Paratek concerning the information described above as well as the business and prospects of Paratek generally;

•	reviewed the reported prices and trading activity for the Company Common Stock;

•

considered the results of efforts by or on behalf of Paratek, including by Moelis at Paratek’s direction, to solicit indications of interest from third parties with respect to a possible acquisition of all or a portion of Paratek;

•	reviewed publicly available financial and stock market data of certain other companies in lines of business that Moelis deemed relevant;

•	reviewed the financial terms of certain other transactions that Moelis deemed relevant;

•	reviewed the Agreement and the CVR Agreement;

•	participated in certain discussions and negotiations among representatives of Paratek and Parent and their advisors; and

•	conducted such other financial studies and analyses and took into account such other information as Moelis deemed appropriate.

In connection with its analysis and opinion, Moelis, at the direction of the Company Board, relied on the information supplied to, discussed with or reviewed by Moelis for purposes of its opinion being complete and accurate in all material respects. Moelis did not independently verify any such information (or assume any responsibility for the independent verification of any of such information). With the consent of the Company Board, Moelis also relied on the representation of Paratek’s management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With the consent of the Company Board, Moelis relied upon, without independent verification, the assessment of Paratek and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. With respect to the financial forecasts referred to above, Moelis assumed, at the direction of the Company Board, that they were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Paratek as to the future performance of Paratek (including Paratek management’s assumptions regarding the probability and timing of achievement of the conditions with respect to the CVR set forth in the CVR Agreement). Moelis expressed no views as to the reasonableness of any financial forecasts or the assumptions on which they were based. In addition, Moelis did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of Paratek, nor was Moelis furnished with any such evaluation or appraisal.

Moelis’ opinion did not address Paratek’s underlying business decision to effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available to Paratek and did not address any legal, regulatory, tax or accounting matters. Moelis was not asked to, and did not, offer any opinion as to any terms of the Agreement (including the CVR Agreement) or any aspect or implication of the Merger (including the form or terms of the CVR or the restrictions on transferability thereof), except for the fairness of the Merger Consideration from a financial point of view to the holders of the Company Common Stock. Moelis did not express any opinion as to fair value, viability or the solvency of Paratek following the closing of the Merger. Moelis did not consider, and Moelis did not express any opinion as to, the terms of any of the Support Agreements or Subscription Agreements (each as defined in the Agreement) to be entered into by certain members of the management of Paratek or any of the transactions contemplated thereby, including the value of any limited partnership interests of Resistance TopCo L.P. to be acquired by such persons thereunder or any consideration to be paid by such persons in respect thereof.

In rendering its opinion, Moelis assumed, with the consent of the Company Board, that the Merger would be consummated in accordance with the terms of the Agreement and the CVR Agreement without any waiver or modification that could be material to Moelis’ analysis, that the representations and warranties of each party set forth in the Agreement were accurate and correct, and that the parties to the Agreement and the CVR Agreement would comply with all the material terms of such agreements. Moelis assumed, with the consent of the Company Board, that all governmental, regulatory or other consents or approvals necessary for the completion of the Merger would be obtained, except to the extent that could not be material to its analysis. In addition, at the direction of the Company Board, for purposes of Moelis’ analyses and opinion, Moelis utilized probabilities for the achievement of the CVR, which were informed by the management of Paratek, and assumed the timing of the CVR will be consistent with the financial forecasts referred to above. Further, Moelis assumed, with the consent of the Company Board, that if the CVR is achieved, the payment in respect of the CVR will be made in accordance with the CVR Agreement.

Moelis’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Moelis as of, the date of the opinion and Moelis assumed no responsibility to update its opinion for developments after that date.

Moelis’ opinion did not address the fairness of the Merger or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors or other constituencies of Paratek, other than the fairness of the Merger Consideration from a financial point of view to the holders of the Company Common Stock. In addition, Moelis did not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Merger, or any class of such persons, relative to the Merger Consideration or otherwise. Moelis’ opinion was approved by a Moelis fairness opinion committee.

Summary of Financial Analyses

The following is a summary of the material financial analyses presented by Moelis to the Company Board at their meeting held on June 6, 2023, in connection with delivery of its opinion. This summary describes the material analysis underlying Moelis’ opinion but does not purport to be a complete description of the analyses performed by Moelis in connection with its opinion.

Some of the summaries of financial analyses below include information presented in tabular format. In order to fully understand Moelis’ analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Moelis’ analyses.

For purposes of its financial analyses, Moelis calculated the implied value of the Merger Consideration to be a range of $2.15 to $2.69 per share of Company Common Stock (the “Consideration Range”) by adding (a) the Cash Consideration of $2.15 per share of Company Common Stock and (b) the present value, as of March 31, 2023, of the CVR Consideration, which was calculated to be $0 to $0.54 per share of Company Common Stock utilizing the following assumptions: (i) an illustrative probability of achievement range of 0% to 100% for the condition relating to the CVR, (ii) a discount rate range of 12.75% to 15.25% for the payment relating to the CVR, which discount rate range was based on the estimated range of Paratek’s weighted average cost of capital (“WACC”), as described in further detail below under “—Discounted Cash Flow Analysis”, and (iii) timing of achievement of the condition with respect to the CVR based on Paratek’s management’s views of illustrative NUZYRA commercialization post-Closing. Paratek’s management assumed a probability of achievement of the condition relating to the CVR of 75% which implied a value range for the net present value, as of March 31, 2023, of the CVR Consideration of $0.37 to $0.41 per share of Company Common Stock utilizing the discount rate range of 12.75% to 15.25%.

For purposes of its financial analyses, Moelis reviewed a number of financial and operating metrics, including “EBIT” which was generally calculated as earnings before interest and taxes. For purposes of calculating EBIT, stock-based compensation was treated as a cash expense.

Discounted Cash Flow Analysis

Utilizing the May 2023 LRP, Moelis performed a discounted cash flow (“DCF”) analysis of Paratek to calculate the present value, as of March 31, 2023, of (a) estimated future unlevered after-tax free cash flows projected by management of Paratek to be generated by Paratek for the nine months ending December 31, 2023, the calendar years ending December 31, 2024 through December 31, 2032 and (b) the estimated terminal value of Paratek. For purposes of the DCF analysis, Moelis calculated unlevered free cash flow as EBIT less (a) (i) taxes, (ii) payments in satisfaction of the RPIP and (iii) changes in net working capital, plus (b) depreciation.

Moelis utilized a range of discount rates of 12.75% to 15.25% based on an estimated range of the WACC for Paratek. The WACC range was derived using the Capital Asset Pricing Model and a size premium. Moelis used the foregoing range of discount rates to calculate estimated present values as of March 31, 2023 of (a) projected unlevered after-tax free cash flows of Paratek for the nine months ending December 31, 2023, the calendar years ending December 31, 2024 through December 31, 2032 (in each case, discounted using a mid-year discounting convention) and (b) estimated terminal values derived using the perpetuity growth method and assuming a range of perpetuity growth rates of negative 20.0% to negative 60.0%, reflecting potential declines in sales and generation of cash flow following expected patent-loss of NUZYRA in 2031. At the direction of Paratek’s management, Moelis assumed a standalone 27.5% effective tax rate, before the impact of the utilization of net operating losses (“NOLs”) and tax credits. In addition, utilizing a range of discount rates of 12.75% to 15.25% based on an estimated range of the WACC for Paratek, Moelis calculated the estimated present values as of March 31, 2023 of the utilization of Paratek’s NOLs and tax credits based on the May 2023 Long-Range Plan.

The DCF analysis yielded an implied range of prices per Company Common Stock of $0.80 to $1.40, which Moelis compared to the Consideration Range of $2.15 to $2.69 per share.

Selected Publicly Traded Companies Analysis

Moelis reviewed financial and stock market information of the selected publicly traded companies noted below (the “Selected Companies”), which Moelis determined, based on in its professional judgment and experience, to be generally relevant for purposes of this analysis. In determining the publicly traded companies to use in this analysis, Moelis referenced pharmaceutical companies with primary commercial operations in North America having market capitalization between $100 million and $1.5 billion, with a focus on companies marketing anti-infective treatments, therapies utilized primarily in the hospital setting, and other specialty pharmaceutical companies promoting branded products with a similar growth profile to NUZYRA. Moelis excluded clinical-stage companies due to their lack of an established revenue base and different risk factors, as well as companies trading below net cash value on an enterprise value basis.

The Selected Companies used in this analysis are as follows:

•	SIGA Pharmaceuticals, Inc. (“SIGA”)

•	Emergent BioSolutions Inc. (“Emergent”)

•	Heron Therapeutics, Inc. (“Heron”)

•	Xeris Biopharma Holdings, Inc. (“Xeris”)

In performing its analysis, Moelis reviewed and analyzed, among other things, closing price as of June 2, 2023, market capitalization, enterprise value (“EV”), and enterprise value as a multiple of estimated net revenue for calendar year 2023 (“2023E Net Revenue”) and estimated net revenue for calendar year 2024 (“2024E Net Revenue”). Financial data for the Selected Companies were based on publicly available consensus research estimates and public filings as of June 2, 2023. In the case of estimated net revenue for Paratek, Moelis reviewed the mean consensus research analyst estimates and the May 2023 LRP. The data used in this analysis is summarized in the following table:

($ in mm, except per share data)	Share Price as of June 2, 2023	Market Cap.	Enterprise Value	EV/2023E Net Revenue	EV/2024E Net Revenue
Selected Companies
SIGA	$5.60	$401	$285	1.6x	1.6x
Emergent	$8.24	$434	$1,183	1.2x	1.2x
Heron	$1.12	$148	$238	1.8x	1.4x
Xeris	$2.82	$418	$520	3.5x	2.8x

Mean				2.0x	1.7x
Median				1.7x	1.5x

Paratek
May 2023 LRP	$1.92	$118	$335
Mean street consensus estimates	$1.92	$118	$335	2.2x	1.5x

For purposes of selecting its reference ranges for this analysis, Moelis noted that none of the Selected Companies reviewed in their analysis were deemed directly comparable to Paratek. Moelis noted that none of the Selected Companies have a primary commercial focus on anti-infectives, as public companies focused on anti-infectives have faced substantial commercial and financial headwinds and have market capitalizations below the minimum threshold used in Moelis’s analysis or were deemed to be distressed. Moelis further noted that, since December 2022, certain of the Selected Companies have had fundamental business changes that have impacted their relevance to Paratek in certain respects.

In light of the foregoing review and based on its professional judgment and experience, Moelis selected reference ranges of (i) 1.2x to 2.0x for 2023E Net Revenue and (ii) 1.2x to 1.7x for 2024E Net Revenue. Moelis applied these ranges to the 2023E and 2024E Net Revenue of Paratek included in the May 2023 LRP.

The Selected Publicly Traded Companies analysis yielded an implied range of prices per share of Company Common Stock of $0 to $1.70 based on Paratek’s 2023E Net Revenue, and $0.30 to $1.85 based on Paratek’s 2024E Net Revenue, which Moelis compared to the Consideration Range of $2.15 to $2.69 per share.

Selected Precedent Transactions Analysis

Moelis reviewed financial information for the precedent transactions listed below (the “Selected Precedent Transactions”), which Moelis determined, based on in its professional judgment and experience, to be generally relevant for purposes of this analysis. In determining the precedent transactions to use in this analysis, Moelis referenced precedent transactions that (i) were announced since 2017 with a total value in excess of $100 million and up to $1 billion, (ii) involved target companies with primary commercial operations conducted in North America, (iii) involved pharmaceutical companies focused on branded specialty pharmaceuticals used as anti-infective treatments or otherwise primarily utilized in a hospital setting, (iv) included asset acquisitions that involved the purchase of commercial anti-infective treatments and (v) excluded transactions involving targets without commercial assets.

In performing this analysis, Moelis reviewed, among other things, the upfront transaction value, the contingent transaction value and the total transaction value of each Selected Precedent Transaction and the upfront transaction value as a multiple of next twelve month (“NTM”) net revenue for each target company. Financial data for the Selected Precedent Transactions were based on public filings and other publicly available information relating to the relevant transaction and NTM net revenue for each target company were calculated based on publicly available financial data at the time of announcement of the relevant Selected Precedent Transaction.

The Selected Precedent Transactions used by Moelis in its analysis are summarized in the following table:

Date Announced	Target	Acquiror	Transaction Value ($ in millions)			NTM Revenue ($ in millions)	Upfront Consideration/ NTM Revenue
			Upfront	Contingent	Total
02/15/2023	Emergent (Traveler’s Vaccines)	Bavarian Nordic A/S	$270	$110	$380	$49	5.5x
07/11/2022	La Jolla Pharmaceutical Company	Innoviva, Inc.	$149	—	$149	$56	2.7x
05/16/2022	Chimerix, Inc. (“Chimerix”) (Tembexa)	Emergent	$225	$100	$325	$110	2.0x
02/14/2022	Biodelivery Sciences International Inc.	Collegium Pharmaceutical, Inc.	$552	—	$552	$194	2.8x
10/11/2021	Flexion Therapeutics, Inc. (“Flexion”)	Pacira Biosciences, Inc.	$587	$422	$1,009	$151	3.9x
10/11/2021	Adamas Pharmaceuticals Inc. (“Adamas”)	Supernus Pharmaceuticals, Inc.	$457	$49	$506	$112	4.1x
10/01/2020	AMAG Pharmaceuticals, Inc.	Covis Group S.à.r.l.	$651	—	$651	$244	2.7x
08/29/2018	Adapt Pharma, Inc.	Emergent	$635	$100	$735	$210	3.0x
08/09/2018	Paxvax, Inc.	Emergent	$270	—	$270	$80	3.4x
11/29/2017	The Medicines Company (AI Business)	Melinta Therapeutics, Inc.	$270	—	$270	$80	3.4x
Mean			$407	$78	$485	$128	3.4x
Median			$363	$25	$443	$111	3.2x

In reviewing the characteristics of the Selected Precedent Transactions for purposes of selecting reference ranges, Moelis noted that the low end of range was informed by Chimerix (Tembexa), given the asset involved was an anti-infective product with sales in the government channel and influenced by seasonality, while the high end of range was informed by Medicines Company (AI Business), given the fact that the transaction reflected the more favorable market conditions at the time of the transaction (November 2017). Moelis also noted that Flexion and Adamas had more attractive call points relative to Paratek and that the growth profile of Emergent’s traveler vaccines portfolio was primarily driven by a clinical-stage asset, making the NTM multiple less relevant. Moelis noted that broader biotech share prices have traded down substantially over the last year, impacting valuations and therefore comparability of any one transaction to the current market environment. Moelis also noted that Selected Precedent Transactions included broader specialty pharma transactions given the limited number of relevant anti-infective transactions over the past five years.

In light of the foregoing review and based on its professional judgment and experience, Moelis selected a reference range as of March 31, 2023 of 2.0x to 3.4x for Paratek’s NTM net revenue.

The Selected Precedent Transactions analysis yielded an implied range of prices per share of $2.00 to $5.85, which Moelis compared to the Consideration Range of $2.15 to $2.69 per share.

Other Information

Moelis also noted for the Company Board certain additional factors that were not considered part of Moelis’ financial analysis with respect to its opinion but were referenced for informational purposes only, including, among other things:

Premium Paid Analysis

Moelis performed a premium paid analysis using publicly available information. Moelis selected a premium range of 50% to 70% to apply to Paratek’s share price and applied the premium range to the closing price per share of Company Common Stock on June 2, 2023 of $1.92 and to the unaffected closing price per share of Company Common Stock on March 20, 2023 (the last trading day prior to the emergence of speculation regarding a potential transaction involving Paratek) of $1.37. The premium range selected by Moelis yielded a range of implied prices per share of $2.05 to $2.35 (based on the premium to Paratek’s unaffected closing price on March 20, 2023), and a range of implied prices per share of $2.90 to $3.25 (based on Paratek’s closing price on June 2, 2023). For reference only, Moelis compared this range with the Consideration Range of $2.15 to $2.69 per share.

Analyst Price Target Analysis

Moelis also reviewed publicly available Wall Street research analysts’ price targets for the Company Common Stock published as of May 9, 2023 and May 10, 2023, which ranged from $5.00 to $6.00 per share, with a median of $5.00 per share. For reference only, Moelis compared this range with the Consideration Range of $2.15 to $2.69 per share.

52-Week Low/High Paratek Per Share Price Analysis

Moelis reviewed the historical trading performance of the shares of Company Common Stock over a 52-week period ending June 2, 2023, which ranged from a closing trading price low of $1.37 per share on March 20, 2023 to a high of $3.56 per share on October 31, 2022. For reference only, Moelis compared this range with the Consideration Range of $2.15 to $2.69 per share.

Miscellaneous

This summary of the analyses is not a complete description of Moelis’ opinion or the analyses underlying, and factors considered in connection with, Moelis’ opinion. The preparation of a fairness opinion is a complex analytical process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Moelis’ opinion. In arriving at its fairness determination, Moelis considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis. Rather, Moelis made its fairness determination on the basis of its professional judgment and experience after considering the results of all of its analyses.

No company or transaction used in the analyses described above is identical to Paratek or the Merger. In addition, such analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because the analyses described above are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, neither Moelis nor any other person assumes responsibility if future results are materially different from those forecast.

Except as described in this summary, the Company Board imposed no other instructions or limitations on Moelis with respect to the investigations made or procedures followed by Moelis in rendering its opinion. The Merger Consideration was determined through arms’ length negotiations between Paratek, on the one hand, and Parent, on the other, and was approved by the Company Board. Moelis did not recommend any specific consideration to the Company Board, or that any specific amount or type of consideration constituted the only appropriate consideration for the Merger.

Moelis acted as financial advisor to Paratek in connection with the Merger. Paratek agreed to pay Moelis certain fees for its services in connection with the Merger, comprised of (i) an opinion fee of $1 million, which became payable upon Moelis’ informing Paratek that it was prepared to deliver its opinion on June 6, 2023 and which shall be offset against the transaction fee referred to below, and (ii) a transaction fee, which shall become payable upon consummation of the Merger. The transaction fee is calculated by reference to the fully diluted enterprise value of Paratek implied by the Merger and is currently estimated to be [approximately $9.4 million]. In addition, Paratek has agreed to reimburse Moelis for certain of its expenses, including reasonable attorneys’ fees, and to indemnify Moelis and related persons against various liabilities, including certain liabilities under the federal securities laws.

Moelis’ affiliates, employees, officers and partners may at any time own securities (long or short) of Paratek or Parent or their respective affiliates. In the past two years prior to the date hereof, Moelis has not provided investment banking or other services to Paratek, Parent or Gurnet Point unrelated to the Merger. In the past two years prior to the date hereof, Moelis has acted as financial advisor to Novo Nordisk A/S in connection with its acquisition of Forma Therapeutics Holdings, which was completed in October 2022, and for which Moelis received $4.5 million in fees. Novo Holdings holds a material interest in Novo Nordisk A/S. In the future Moelis may provide investment banking or other services to any of the parties involved in the Merger or their affiliates and may receive compensation for such services.

Paratek selected Moelis as its financial advisor in connection with the Merger because Moelis has substantial experience in similar transactions and familiarity with Paratek. Moelis is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, and valuations for corporate and other purposes.

Additional Presentations by Moelis

In addition to the fairness presentation described above, Moelis presented to the Company Board at the meetings held on December 21, 2022, May 26, 2023, and June 6, 2023, which were supplemented by written presentations. Copies of such presentations (which we collectively refer to as the “additional Moelis presentations”) have been filed as exhibits to the Schedule 13E-3 filed with the SEC in connection with the Merger, will be made available for inspection and copying at the principal executive offices of Paratek during its regular business hours by any interested holder of the Company Common Stock, and may be obtained by requesting it in writing from Paratek at the address described in the section of this proxy statement captioned “Where You Can Find More Information.”

The additional Moelis presentations did not form the basis of the Moelis fairness opinion described above. The additional Moelis presentations dated December 21, 2022, May 26, 2023, and June 6, 2023 were given to the Company Board to assist in the negotiations with Parent and the evaluation of potential strategic transactions involving the Company, including the proposed Merger and contained, among other things, a review of the share price performance of Company Common Stock over various periods, the status of the negotiations with other interested parties and Moelis’ preliminary financial analysis (including a selected publicly traded companies analysis, selected precedent transactions analysis and discounted cash flow analysis), in each case subject to further updates reflected in the fairness presentation.

Position of Parent Entities as to the Fairness of the Merger

The Parent Entities are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the Parent Entities as to the fairness of the Merger should not be construed as a recommendation to any Company stockholder as to how that stockholder should vote on the proposal to adopt the Merger Agreement. The Parent Entities have interests in the Merger that are different from, and in addition to, those of the other stockholders of the Company.

The Parent Entities did not participate in the deliberations of the Transaction Committee or the Company Board regarding, nor did they receive advice from the respective legal or other advisors of the Transaction Committee or the Company Board as to, the fairness of the Merger. The Parent Entities have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Merger to the Public Stockholder. Based on, among other things, the factors considered by, and the analysis and resulting conclusions of, the Company Board and the Transaction Committee discussed in “Special Factors —Considerations of the Company Board and Procedural Safeguards with respect to the Contemplated Transactions” (which analysis and resulting conclusions the Parent Entities adopt), the Parent Entities believe that the Merger is substantively fair to the Company stockholders, including the unaffiliated security holders (as defined by Rule 13e-3(a)(4) of the Exchange Act). In particular, the Parent Entities considered the following:

•

the fact that the Transaction Committee and the Company Board unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders;

•

the reported prices and the historical trading activity of the Company Common Stock, including the fact that the Merger Consideration represents a significant premium over the closing price of the Company Common Stock on June 5, 2023, the last trading day prior to the public announcement of the Merger;

•

the fact that the Parent Entities designed the CVR based on their view of the prospects for NUZYRA. The Parent Entities believe, based on their assumptions regarding the probability and timing of achievement of the conditions with respect to the CVR set forth in the CVR Agreement, and their plans for the Company after the Merger, that the CVR milestone is achievable;

•

the Company’s current level of cash and cash equivalents may not be sufficient to fund operations for the next twelve months from the last of the last Quarterly Report on Form 10-Q, and that the Company needs to raise additional capital primarily through a combination of public or private equity offerings, debt or other structured financings, strategic collaborations, grant funding and government funding, which may not be available to the Company on favorable terms or at all;

•	the fact that the Company stockholders will not be exposed to risks and uncertainties relating to the prospects of the Company following completion of the Merger;

•

the fact that the Company faced potential risks by continuing to have publicly traded common stock, including the risks of market volatility and the recent and prolonged decline in the price of the Company Common Stock along with the compliance costs and obligations imposed on the Company as a result of having publicly traded common stock;

•

the fact that GPC WH Fund provided a limited guarantee in favor of the Company with respect to the payment of the Parent Termination Fee, as well as certain reimbursement and indemnity obligations that may be owed by Parent pursuant to the Merger Agreement, in an amount not to exceed $9.25 million;

•

the fact that the Merger will provide liquidity for the Company stockholders without the delays that would otherwise be necessary in order to liquidate the positions of larger holders, and without incurring brokerage and other costs typically associated with market sales; and

•

the fact that the Merger is not conditioned on any financing being obtained by Parent, increasing the likelihood that the Merger will be consummated and that the consideration to be paid to the Company stockholders in the Merger will be received.

The Parent Entities further believe that the Merger is procedurally fair to the Company stockholders based upon, among other things, the following factors:

•	the fact that the Company Board retained, and had the benefit of advice from, nationally recognized legal and financial advisors;

•	that the Company Board had the authority to reject any proposals made by Parent or any other person;

•	the fact that the Merger Consideration was the result of extensive arm’s-length negotiations between the parties;

•	the fact that the closing of the Merger is conditioned on the Company’s receipt of the approval of the Company’s stockholders;

•

the Company’s ability, under certain circumstances as set out in the Merger Agreement, to provide information to, or participate in discussions or negotiations with, third parties regarding Acquisition Proposals that constitute Superior Proposals;

•

the Company’s ability, under certain circumstances as set out in the Merger Agreement, to terminate the Merger Agreement to enter into a definitive agreement related to a Superior Proposal, subject to paying Parent a Company Termination Fee of $4,900,000 in cash, subject to and in accordance with the terms and conditions of the Merger Agreement; and

•

the availability of appraisal rights to the Company’s stockholders who comply with all of the required procedures under Delaware law for exercising appraisal rights, which allow such holders to seek appraisal of the fair value of their Shares.

The Parent Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Merger, including:

•

that the stockholders of the Company will not participate in any future earnings, appreciation in value or growth of the Company’s business other than the CVR, which provides the Company’s stockholders with an opportunity to realize additional value if the milestone is achieved, as described in the CVR Agreement and will not benefit from any potential sale of the Company or its assets to a third party in the future;

•	the risk that the Merger might not be completed in a timely manner or at all;

•

the restrictions on the conduct of the Company’s business prior to the completion of the Merger set forth in the Merger Agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the Merger;

•

the negative effect that the pendency of the Merger, or a failure to complete the Merger, could potentially have on the Company’s business and relationships with its employees, strategic partners vendors and patients;

•

that the Company and its subsidiaries are restricted from soliciting, initiating, knowingly encouraging or knowingly facilitating any inquiry with respect to, or the making, submission or announcement of Acquisition Proposals from Third Parties or entering into, continuing or engaging in negotiations with Third Parties with respect to Acquisition Proposals or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal;

•

the possibility that the amounts that may be payable by the Company upon the termination of the Merger Agreement, including payment to Parent of a Company Termination Fee of $4,900,000 in cash, and the processes required to terminate the Merger Agreement, including the opportunity for Parent to make revisions to its Merger proposal, could discourage other potential acquirors from making a competing bid to acquire the Company; and

•	the fact that the transaction would be taxable to the Company’s stockholders that are U.S. holders for U.S. federal income tax purposes.

In the course of evaluating the Merger Agreement and the Contemplated Transactions, including the Merger, and making the decisions, determinations and recommendations described above (as applicable), the Parent Entities did not consider the liquidation value of the Company because (1) they believe that liquidation sales generally result in proceeds substantially less than sales of going concern; and (2) they consider determining a liquidation value to be impracticable given the significant execution risk involved in any breakup of the Company. For the foregoing reasons, the Parent Entities did not consider liquidation value to be a relevant factor. Further, the Parent Entities did not consider the Company’s net book value, which is an accounting concept, as a factor because they believe (1) that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs and (2) net book value does not take into account the prospects of the Company’s, market conditions, trends in the industry in which the Company operates or the business risks inherent in the industry. In addition, the Parent Entities implicitly considered the value of the Company as a going concern by taking into account the value of the Company’s current and anticipated business, financial condition, results of operations, prospects, and other forward-looking matters.

Other than as described in this proxy statement, the Parent Entities are not aware of any firm offers by any unaffiliated person during the past two years for (1) the merger or consolidation of the Company with or into another company, or vice versa; (2) the sale or transfer of all or any substantial part of the assets of the Company; or (3) a purchase of the Company’s securities that would enable the holder to exercise control of the Company.

The foregoing discussion of the information and factors considered and given weight by the Parent Entities in connection with the fairness of the Merger is not intended to be exhaustive but is believed to include all material factors considered by them. The Parent Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Merger. Rather, the Parent Entities reached their position as to the fairness of the Merger after considering all of the foregoing as a whole. The Parent Entities believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the Merger to the Company stockholders. This position should not, however, be construed as a recommendation to any Company stockholder to approve the Merger Agreement. The Parent Entities make no recommendation as to how stockholders of the Company should vote their Shares relating to the Merger. The Parent Entities attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the stockholders of the Company, and, accordingly, did not negotiate the Merger Agreement with a goal of obtaining terms that were fair to such stockholders. None of the Parent Entities believes that it has or had any fiduciary duty to the Company or its stockholders, including with respect to the Merger and its terms.

Based on the Parent Entities’ knowledge and analysis of available information regarding the Company, the Transaction Committee and the Company Board, as well as discussions with members of the Company’s senior management regarding the Company and its business and the factors considered by, and findings of, the Transaction Committee and the Company Board and discussed in this proxy statement in the section entitled “Special Factors — Considerations of the Company Board and Procedural Safeguards with respect to the Contemplated Transactions,” the Parent Entities believe that the Merger is fair to the Company stockholders, including the unaffiliated security holders (as defined by Rule 13e-3(a)(4) of the Exchange Act).

Purpose and Reasons of the Parent Entities for the Merger

The requirements of Rule 13e-3 under the Exchange Act apply to the Merger because Dr. Loh is deemed to be engaged in a “going private” transaction under Rule 13e-3 under the Exchange Act. The Parent Entities could also be deemed to be engaged in a “going private” transaction under these rules. The Parent Entities are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

For the Parent Entities, the primary purpose of the Merger is to allow Parent to own equity interests in the Company and to bear the rewards and risks of such ownership after the Merger is completed and the Shares cease to be publicly traded. The Parent Entities believe that structuring the transaction in such manner is preferable to other transaction structures because it (i) will enable Parent to acquire all of the Shares at the same time, (ii) will allow the Company to cease to be a publicly registered and reporting company, and (iii) represents an opportunity for the Company stockholders (other than the holders of Cancelled Shares and Dissenting Shares) to receive the Merger Consideration, subject to and in accordance with the terms and conditions of the Merger Agreement. The Parent Entities, together with the Company, initially considered structuring the transaction to acquire 100% ownership and control of the Company as a two-step merger, by first initiating a tender offer to acquire at least a majority of the Shares, followed by a back-end merger. However, the Parent Entities, together with the Company, decided that structuring the transaction as a one-step merger is the most direct, efficient and effective way for the Parent Entities to acquire the equity interest in the Company.

Position of Dr. Loh as to the Fairness of the Merger

Under the SEC rules governing “going-private” transactions, Dr. Loh may be deemed to be an affiliate of the Company and, therefore, required to express his beliefs as to the fairness of the proposed Merger to the Company stockholders, including the unaffiliated security holders (as defined by Rule 13e-3(a)(4) of the Exchange Act). The Merger is the Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. As described below, Dr. Loh believes that the Merger is fair to the Company stockholders, including the unaffiliated security holders (as defined by Rule 13e-3(a)(4) of the Exchange Act) on the basis of the factors described under “Special Factors — Considerations of the Company Board and Procedural Safeguards with respect to the Contemplated Transactions” and “Special Factors — Position of Parent Entities as to the Fairness of the Merger.” While Dr. Loh supported the work of the Transaction Committee in his role as CEO, he did so at the direction of the Transaction Committee and did not participate in the deliberations of the Transaction Committee regarding the Merger, which occurred in executive session, and did not receive advice from the legal or other advisors of the Company Board or the Transaction Committee as to the fairness of the Merger (except in his capacity as a member of the Company Board). As disclosed under “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger,” Dr. Loh has interests in the Merger both the same as those of the Company stockholders by virtue of the expected receipt of the Merger Consideration for his Share holdings upon completion of the Merger, and not identical to those of the Company stockholders by virtue of (i) the reinvestment of a portion of the value of his RPIP award in exchange for a continuing ownership stake in TopCo (ii) the potential that his Equity Award Consideration that becomes payable after the Closing may be settled in the form of cash or vested non-voting common units of an affiliate of Parent, pursuant to the terms of his Subscription Agreement, (iii) Dr. Loh’s membership on the board of directors of the Surviving Corporation and (iv) Dr. Loh’s continuing leadership role in the Surviving Corporation as its Chief Executive Officer.

The Company’s stockholders were represented by the Company Board, which as a body and through its Transaction Committee, negotiated the terms and conditions of the Merger Agreement on their behalf, with the assistance of the Company’s independent legal and financial advisors and management team. The Merger was approved by the Company Board. Dr. Loh has not performed, or engaged a financial advisor to perform, an evaluation of the fairness of the Merger to the Company stockholders. Based on, among other things, the factors considered by, and the analysis and resulting conclusions of, the Transaction Committee and the Company Board discussed in the section of this proxy statement entitled “Special Factors — Considerations of the Company

Board and Procedural Safeguards with respect to the Contemplated Transactions,” (which analysis and resulting conclusions Dr. Loh expressly adopts), Dr. Loh believes that the Merger is substantively and procedurally fair to the Company stockholders, including the unaffiliated security holders (as defined by Rule 13e-3(a)(4) of the Exchange Act).

The foregoing discussion of the information and factors considered and given weight by Dr. Loh in connection with the fairness of the Merger Agreement and transactions contemplated thereby, including the Merger, is not intended to be exhaustive but is believed to include all material factors considered by Dr. Loh. Dr. Loh did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching his position as to the fairness of the Merger Agreement and transactions contemplated thereby, including the Merger. Rather, Dr. Loh made the fairness determinations after considering all of the foregoing as a whole. Dr. Loh believes these factors provide a reasonable basis upon which to form the belief that the Merger is fair to the Company stockholders. Dr. Loh has not performed, or engaged a financial advisor to perform, any valuation or other analyses for the purposes of assessing the fairness of the Merger to the Company stockholders. Together with the other members of the Company Board, Dr. Loh resolved to recommend that the holders of the Shares adopt the Merger Agreement.

Purpose and Reasons of Dr. Loh for the Merger

Under the SEC rules governing “going private” transactions, Dr. Loh may be deemed to be an affiliate of the Company, and, therefore, required to express his purposes and reasons for the Merger to the Company stockholders. Dr. Loh is making the statements in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

Dr. Loh has served as the Company’s Chief Executive Officer since 2019 and as a member of the Company Board since 2014. Prior to the Company’s merger with Transcept Pharmaceuticals, Inc., Dr. Loh had served as Chairman of the Company Board and Chief Medical Officer since 2012. Dr. Loh agrees with the analyses, determinations and conclusions described under “Special Factors — Position of the Parent Entities as to the Fairness of the Merger,” and “Special Factors — Considerations of the Company Board and Procedural Safeguards with respect to the Contemplated Transactions, and concluded that a take-private transaction that would provide fair value to all of the Company’s stockholders was in the best interest of the Company’s stockholders. Representatives of the Parent Entities indicated that Parent was unwilling to proceed with a proposed transaction without a significant reinvestment of the RPIP payment and Company Equity Awards held by members of management, in particular Dr. Loh and the other members of the Company’s management team which would continue in important roles with the Company. As a result, Dr. Loh agreed to enter into a Subscription Agreement because he believed that the overall benefits of the Merger outweighed the detriments to him associated with the Subscription Agreement, including the lack of liquidity he would have in TopCo, and the control of TopCo by affiliates of Gurnet Point. In determining to enter into the Subscription Agreement, Dr. Loh also considered the confidence he had in the go-forward management team and in the growth potential of NUZYRA and in the prospects of the Company and in the track record of Gurnet Point to operate acquired companies.

Dr. Loh believes that it is in the best interests of the Company’s stockholders to effect a liquidity transaction now given market conditions and the risks, uncertainties and potential substantial dilution associated with the Company’s stand-alone strategy, including the substantial doubt regarding the Company’s ability to continue as a going concern and the potential impact of such risks and uncertainties and of potential financing transactions on the trading price of the Shares and the ownership percentage of the Company represented by the Shares, as well as in the best interests of the Company to operate as a privately held entity. Dr. Loh believes that, as a privately held entity, the Company will have greater operational flexibility to pursue its strategic objectives than it would have as a public company, and that management of the Company will be able to concentrate on long-term growth, without the focus on the quarter-to-quarter performance often emphasized by the public equity market’s valuation of the Shares. Although Dr. Loh believes that there may be substantial opportunities associated with his ownership of TopCo shares following the Closing, Dr. Loh recognizes that there may also be substantial risks (including the risks and uncertainties relating to the prospects of the Company) and that such opportunities may not ever be fully realized.

If the Merger is completed, the Company will become a wholly owned subsidiary of Parent, and the Shares will cease to be publicly traded. For Dr. Loh, the purpose of the Merger is to effectuate the transactions contemplated by the Merger Agreement and his separate Subscription Agreement, which will allow him to realize the value of a portion of his Shares by receiving the Merger Consideration and opportunity to own equity interests of TopCo and to bear the rewards and risks of such ownership after the Merger is completed and the Shares cease to be publicly traded. Dr. Loh believes that structuring the transaction in such a manner is preferable to other alternative transaction structures because (i) it will enable Parent to acquire all of the outstanding Shares of the Company at the same time; (ii) it represents an opportunity for all of the Company stockholders to immediately realize a portion of the value of their investment in the Company, in addition to allowing them to benefit from the future value created by NUZYRA through the CVR and (iii) it allows Dr. Loh to immediately realize the value of his Shares at a price of $2.15 per Share in cash, without interest, less any applicable withholding taxes, in accordance with and subject to the terms and conditions set forth in the Merger Agreement; and (iii) it allows Dr. Loh to benefit from the future value created by NUZYRA through the CVR and the opportunity to continue to own indirect equity interests in the Company after the Merger and to bear the rewards and risks of such ownership after the Merger.

Plans for the Company After the Merger

Following completion of the Merger, Merger Sub will have been merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent. The Shares of the Company are currently listed on the Nasdaq and registered under the Exchange Act. Following completion of the Merger, there will be no further market for the Shares and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company’s securities will be delisted from the Nasdaq and deregistered under the Exchange Act.

The Parent Entities currently anticipate that the Company’s operations initially will be conducted following completion of the Merger substantially as they are currently being conducted (except that the Company will cease to be a public company and will instead be a wholly-owned subsidiary of Parent). The Parent Entities are currently conducting a review of the Company and its business and operations with a view towards determining how to redirect the Company’s operations to improve the Company’s long-term earnings potential as a private company (including by reducing the Company’s costs and expenses following the Merger) and expect to complete such review following completion of the Merger. Further, following completion of the Merger, the Parent Entities will continue to assess the Company’s assets, corporate and capital structure, capitalization, operations, business, properties and personnel to determine what additional changes, if any, would be desirable following the Merger to enhance the business and operations of the Company. In addition, Parent may seek to buy or combine the Company with target companies that provide earnings and growth synergies; however, no definitive contracts, arrangements, plans, proposals, commitments or understanding currently exist. Although presently there are no definitive contracts, arrangements, plans, proposals, commitments or understandings regarding any such transactions, the Parent Entities and certain of their affiliates may seek, from and after the Effective Time, to acquire target companies or assets that operate in the Company’s industry.

From and after the Effective Time, the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation and the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation, in each case, to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their death, resignation or removal or until their respective successors are duly elected and qualified in accordance with the certificate of incorporation and bylaws of the Surviving Corporation, as the case may be.

Certain Effects of the Merger

If the approval of the Merger Agreement Proposal is obtained and all other conditions to the Closing of the Merger are either satisfied or waived, Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Parent does not currently own any interest in the Company. Following the Closing, Parent will own 100% of the Surviving Corporation’s outstanding common stock and will have a corresponding interest in the Surviving Corporation’s net book value and net earnings. The Company’s net book value (referred to as stockholders’ deficit) as of December 31, 2022 was approximately $(171.0) million and the Company’s net loss for the fiscal year ended December 31, 2022 was approximately $(63.6) million.

The Parent Entities have agreed to make an equity contribution in an aggregate amount of up to $300.0 million to capitalize Parent (indirectly through TopCo), subject to the terms and conditions set forth in the Equity Commitment Letter. In addition, pursuant to the Subscription Agreements, the Subscribers subscribed for a number of non-voting common units of TopCo based on a specified percentage of each Subscriber’s gross, pre-tax payments under the Company’s RPIP that become due in connection with the Closing. The aggregate value of RPIP payments to be reinvested pursuant to the Subscription Agreements is expected to be approximately $13.1 million. Pursuant to his Subscription Agreement, Dr. Loh agreed to invest 50% of the RPIP that would otherwise be payable to him at Closing, or $5.2 million assuming a closing date of August 31, 2023. For certain Subscribers, including Dr. Loh, the Subscription Agreement further provides that the CVR Payment in respect of shares subject to Company Equity Awards that vest and become payable after the Closing may be settled in the form of cash or vested non-voting common units of TopCo, as determined by the general partner of TopCo in its sole discretion, with a fair market value, as of the payment date, equal to the amount of CVR Payment that has become payable.

Immediately after the Closing, certain of the Parent Entities and the Subscribers will own all of the limited partnership interests in TopCo. After the Closing, each limited partner of TopCo will have an interest in the Company’s net book value and net earnings in proportion to such limited partner’s ownership interest in TopCo.

If the Merger is completed, the Company’s unaffiliated stockholders will have no interest in the Company’s net book value or net earnings. The table below sets forth the interests in the Company’s net book value and net earnings for the Parent Entities and Dr. Loh before and after the Merger, based on the Company’s historical net book value of $(171.0) million as of December 31, 2022 and its net loss of $(63.6) million for the year ended December 31, 2022.

	Ownership of the Company Prior to the Merger			Ownership of the Surviving Corporation After the Merger
	% Ownership	Net book value as of December 31, 2022	Net earnings for the fiscal year ended December 31, 2022	% Ownership	Net book value as of December 31, 2022	Net earnings for the fiscal year ended December 31, 2022
	(Dollars in millions)			(Dollars in millions)
Parent Entities(1)	—	—	—	100.0%	$(171.0)	$(63.6)
Dr. Loh(2)	2.11%	$(3.6)	$(1.3)	1.7%	$(2.9)	$(1.1)

(1)

Following the Merger, (i) Parent will own 100% of the capital stock of the Surviving Corporation, (ii) TopCo will indirectly own 100% of the capital stock of Parent and (iii) GPC WH Fund and Novo Holdings will indirectly collectively own 100% of the voting interests in TopCo, and approximately 95.8% of the economic interests in TopCo.

(2)

Following the Merger, Dr. Loh will own no voting interests in TopCo and approximately 1.7% of the economic interests in TopCo. This percentage does not give effect to any potential issuance of vested non-voting common units in TopCo that may be issued in respect of CVR Payments in the future or incentive equity in TopCo that may be issued in the future.

Treatment of the Shares

At the Effective Time, each Share outstanding immediately prior to the Effective Time (but excluding Cancelled Shares and Dissenting Shares) will be cancelled and retired and automatically converted into the right to receive the Merger Consideration, in accordance with and subject to the terms and conditions set forth in the Merger Agreement, whereupon the holders of such Shares will cease to have any rights with respect thereto, other than the right to receive the Merger Consideration, subject to and in accordance with the terms and conditions of the Merger Agreement.

Treatment of Equity Awards and Company Warrants

Pursuant to the Merger Agreement, at the Effective Time:

•	Each Company Stock Option that is then outstanding and unvested will vest in full.

•

Each In-the-Money Option that is outstanding will be cancelled, and, in exchange therefor, the holder of such cancelled In-the-Money Option will be entitled to receive (without interest), (A) an amount in cash (less applicable tax withholdings) equal to the product of (x) the total number of Shares subject to such In-the-Money Option immediately prior to the Effective Time, multiplied by (y) the excess of the Cash Consideration over the applicable exercise price per Share with under such In-the-Money Option, and (B) the CVR Payment with respect to each Share subject to such In-the-Money Option.

•

Each CVR In-the-Money Option that is outstanding will be cancelled and, in exchange therefor, the holder of such cancelled CVR In-the-Money Option will be entitled to receive (without interest), in respect of the cancellation of such CVR In-the-Money Option, (A) if the conditions to payment of CVRs set forth in the CVR Agreement are satisfied, an amount in cash (less applicable tax withholdings) equal to (1) the excess, of (x) the sum of the Cash Consideration plus the CVR Payment over (y) the applicable exercise price per Share under such CVR In-the-Money Option, multiplied by (2) the total number of Shares subject to such CVR In-the-Money Option immediately prior to the Effective Time, or (B) if the conditions to payment of CVRs set forth in the CVR Agreement are not satisfied, no consideration.

•	Each Company Stock Option that is not an In-the-Money Option or a CVR In-the-Money Option shall be cancelled for no consideration.

•

Except as otherwise agreed in a Subscription Agreement, each Company Equity Award that is outstanding will be cancelled, and the holder of such cancelled Company Equity Award will be entitled, in exchange therefor, to receive (without interest and less any applicable withholding taxes) the Equity Award Consideration; provided, that any payment of the Equity Award Consideration in respect of an unvested Company Equity Award will remain subject to the same vesting conditions as were applicable to such Company Equity Award immediately prior to the Effective Time and shall only become payable to the holder of such cancelled Company Equity Award to the extent such vesting conditions are satisfied following the Closing (including by reason of any qualifying employment termination in the case of any Company Equity Award with single- or double-trigger severance protection pursuant to the terms of the applicable Company equity plan, a Company Equity Award agreement, an employment agreement, the New Severance Plan (as defined below) or otherwise).

•	Each Company Warrant shall be cancelled for no consideration.

Subject to the Merger Agreement and, as applicable, the terms of a Subscription Agreement, Parent shall cause the Surviving Corporation to make all payments to former holders of Company Stock Options and Company Equity Awards required under the Merger Agreement as promptly as reasonably practicable after the Effective Time, and, in any event no later than the first regularly scheduled payroll date of the Surviving Corporation occurring on or after the fifth business day after (i) the Effective Time or (ii), with respect to any CVR Payment, the satisfaction of the conditions to payment of CVRs set forth in the CVR Agreement.

The Merger Agreement provides that the commencement of any future offering period during which participating employees of the Company may purchase shares of Company Common Stock under the Company’s Employee Stock Purchase Plan (the “Company ESPP”) or the Company’s 2009 Employee Stock Purchase Plan is suspended unless and until the Merger Agreement is terminated. The Company previously elected to suspend the Company ESPP, and there are no outstanding options to purchase Company Common Stock under the Company ESPP or under the Company’s 2009 Employee Stock Purchase Plan.

Benefits of the Merger for the Company Stockholders

The primary benefit of the Merger to the Company stockholders (other than the holders of Cancelled Shares or Dissenting Shares) will be their right to receive the Merger Consideration. The Merger Consideration represents a 20.4% premium to the trailing 30-day volume weighted-average price for the Shares as of June 2, 2023 and 56.9% premium to the last reported sale price for the Shares as of March 20, 2023, the day prior to press reports regarding a potential transaction. Additionally, such Company stockholders will avoid the risk after the Merger of any possible decrease in the Company’s future earnings, growth or value.

Detriments of the Merger to the Company Stockholders

The primary detriments of the Merger to the Company stockholders include the lack of an interest of such stockholders in the potential future earnings, growth, or value realized by the Company after the Merger other than the CVR, which provides the Company stockholders with an opportunity to realize additional value if the milestone is achieved, as described in the CVR Agreement. In addition, the Company stockholders will not benefit from any sale of the Company or its assets to a third party in the future.

Certain Effects of the Merger for the Parent Entities

Following the Merger, all the equity interests in the Company will be beneficially owned, indirectly through Parent. If the Merger is completed, the Parent Entities will be beneficiaries of the Company’s future earnings and growth, if any, and they will be the only ones entitled to vote on corporate matters affecting the Company following the Merger.

Certain Effects on the Company if the Merger is Not Completed

If the Merger Agreement Proposal is not approved by the Company’s stockholders or if the Merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their Shares in connection with the Merger. Instead, unless the Company is sold to a third party, the Company will remain an independent public company, and the Shares will continue to be listed and traded on the Nasdaq, so long as the Company continues to meet the applicable listing requirements. In addition, if the Merger is not completed, the Company expects that management will operate the Company’s business in a manner similar to that in which it is being operated today, after giving effect to an anticipated reduction in workforce by at least 30%, including substantial reductions among the sales force, and that the Company’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject. Further, with the Company’s convertible notes coming due on May 1, 2024, the Company will need to successfully execute one or more financing transactions prior to that time to raise sufficient cash for the Company to be able to repay or refinance that debt. The Company anticipates that any such financing transactions would likely be substantially dilutive to current common stockholders. The effect of these risks and opportunities on the future value of your Shares is uncertain, including the risk that the market price of Shares may decline to the extent the current market price of Shares reflects a market assumption that the Merger will be completed.

Under certain circumstances, if the Merger is not completed, the Company may be required to pay Parent the Company Termination Fee, as well as, under certain circumstances, the Reimbursement Payment, or Parent may be required to pay the Company the Parent Termination Fee. For more information about such fees, see “The Merger Agreement — Termination Fees.”

Interests of Executive Officers and Directors of the Company in the Merger

In considering the recommendations of the Company Board with respect to the Merger, the Company’s stockholders should be aware that the executive officers and directors of the Company have certain interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Transaction Committee, consisting solely of independent and disinterested directors of the Company Board, and the Company Board were aware of these interests and considered the interests described below, among other matters, in evaluating the Merger Agreement and the Contemplated Transactions, including the Merger. Further, the Company Board considered these interests in making its recommendations.

Payments to Executive Officers in Respect of Equity Awards; Shares and Equity Awards Held by Directors and Executive Officers

The Merger Agreement provides for the treatment set forth below with respect to the Company equity awards that are outstanding at the Effective Time.

Company Stock Options. Each In-the-Money Option that is outstanding will be cancelled, and, in exchange therefor, the holder of such cancelled In-the-Money Option will be entitled to receive (without interest), (A) an amount in cash (less applicable tax withholdings) equal to the product of (x) the total number of Shares subject to such In-the-Money Option immediately prior to the Effective Time, multiplied by (y) the excess of the Cash Consideration over the applicable exercise price per Share under such In-the-Money Option, and (B) the CVR Payment. Each CVR In-the-Money Option that is then outstanding will be cancelled and, in exchange therefor, the holder of such cancelled CVR In-the-Money Option will be entitled to receive (without interest), in respect of the cancellation of such CVR In-the-Money Option, (A) if the conditions to payment of CVRs set forth in the CVR Agreement are satisfied, an amount in cash (less applicable tax withholdings) equal to (1) the excess of (x) the sum of the Cash Consideration plus the CVR Payment over (y) the applicable exercise price per Share under such CVR In-the-Money Option, multiplied by (2) the total number of Shares subject to such CVR In-the-Money Option immediately prior to the Effective Time, or (B) if the conditions to payment of CVRs set forth in the CVR Agreement are not satisfied, no consideration. Each Company Stock Option that is not an In-the-Money Option or a CVR In-the-Money Option shall be cancelled for no consideration.

Company Equity Awards. Except as otherwise agreed in a Subscription Agreement, each Company Equity Award that is outstanding will be cancelled, and the holder of such cancelled Company Equity Award will be entitled, in exchange therefor, to receive (without interest and less any applicable withholding taxes) the Equity Award Consideration; provided, that any payment of the Equity Award Consideration in respect of an unvested Company Equity Award, will remain subject to the same vesting conditions as were applicable to such Company Equity Award immediately prior to the Effective Time and shall only become payable to the holder of such cancelled Company Equity Award to the extent such vesting conditions are satisfied following the Closing (including by reason of any qualifying employment termination in the case of any Company Equity Award with single- or double-trigger severance protection pursuant to the terms of a Company Equity Plan, a Company Equity Award agreement, an employment agreement, the New Severance Plan or otherwise).

Under the terms of each Company Equity Award held by a non-employee director and the terms of the Company’s Non-Employee Director Compensation Policy, the Company Equity Awards held by each non-employee director will accelerate immediately prior to the effective time of a change in control, including the Merger.

Under the terms of a Subscription Agreement entered into by each of Dr. Loh and Messrs. Woodrow and Brenner with TopCo (as defined below) and the Company, notwithstanding anything to the contrary in the applicable Company equity plan, the award agreement governing the terms of the applicable Company Equity Award, the Merger Agreement or the applicable Subscription Agreement, the Equity Award Consideration (if any) will be paid in the form of cash or vested Class B Units of TopCo, as determined by the General Partner of TopCo in its sole discretion (with a fair market value, as of the payment date, equal to the amount of the Equity Award Consideration that has become payable), in accordance with the payment schedule set forth in the applicable award agreement. In the event the Company elects to settle the Equity Award Consideration in the form of vested Class B Units of TopCo, the Company shall retain a number of Class B Units of TopCo from settlement of the Equity Award Consideration sufficient to satisfy all withholding taxes that become due with respect to the Equity Award Consideration, based on maximum statutory withholding rates and the fair market value of such Class B Units of TopCo as of the payment date. Pursuant to the terms of their employment agreements, if any of the executive officers’ employment is terminated by the Company without cause or by the executive officer for good reason within the twelve months following the Closing, their Company Equity Awards will vest in full and become payable.

The following table sets forth (i) the number of Shares underlying the outstanding Company Stock Options and Company Equity Awards held by the Company’s executive officers and directors; and (ii) the estimated consideration, including the maximum potential CVR Payments, that the Company’s executive officers and directors are eligible to receive (before deduction of applicable tax withholdings) in connection with the Merger in respect of such awards, in each case as of August 31, 2023. Solely for purposes of the table below, we have assumed that the Effective Time occurs on August 31, 2023 and that each executive officer has a termination of employment at the Effective Time that entitles him to accelerated vesting of all unvested Company Equity Awards at the Effective Time. The table below does not take into account any vesting or forfeiture of equity awards, nor any additional equity awards that may be granted, in each case, between August 31, 2023 and the Closing. None of the Company’s executive officers or directors hold Company Stock Options for which the exercise price is less than the sum of the Cash Consideration and the CVR Payment; thus, pursuant to the terms of the Merger Agreement, all Company Stock Options held by the Company executive officers and directors will be cancelled without payment of any consideration.

Executive Officers and Directors	Number of Unvested Company Stock Options (#)	Cash Consideration Value of Unvested Company Stock Options ($)	Potential CVR Payment in respect of Unvested Company Stock Options ($)	Number of Vested Company Stock Options (#)	Cash Consideration Value of Vested Company Stock Options ($)	Potential CVR Payment in respect of Vested Company Stock Options ($)	Number of Unvested Company Equity Awards (#)	Cash Consideration Value of Unvested Company Equity Awards ($)	Potential CVR Payment in respect of Unvested Company Equity Awards ($)	Total Potential Payment in respect of Unvested Company Equity Awards ($)
Executive Officers
Michael F. Bigham	—	—	—	—	—	—	547,159	1,176,392	465,085	1,641,477
Randall Brenner	—	—	—	—	—	—	210,137	451,795	178,616	630,411
William M. Haskel	—	—	—	—	—	—	221,387	475,982	188,179	664,161
Evan Loh, M.D.	—	—	—	—	—	—	605,387	1,301,582	514,579	1,816,161
Adam Woodrow	—	—	—	—	—	—	310,704	668,014	264,098	932,112
Directors
Minnie Baylor-Henry	3,556	0	0	9,244	0	0	26,400	56,760	22,440	79,200
Thomas J. Dietz, Ph.D.	—	—	—	62,000	0	0	20,000	43,000	17,000	60,000
Timothy R. Franson, M.D.	—	—	—	62,000	0	0	20,000	43,000	17,000	60,000
Rolf K. Hoffmann	—	—	—	41,000	0	0	20,000	43,000	17,000	60,000
Kristine Peterson	—	—	—	50,000	0	0	20,000	43,000	17,000	60,000
Robert S. Radie	—	—	—	62,000	0	0	20,000	43,000	17,000	60,000
Jeffrey Stein, Ph.D.	—	—	—	62,000	0	0	20,000	43,000	17,000	60,000

Revenue Performance Incentive Plan

Under the Revenue Performance Incentive Plan (the “RPIP”), which was adopted by the Company in 2018, the Company granted performance-based cash incentive awards to key employees and consultants of the Company that were intended to provide a long-term, cash based incentive program to drive revenue growth. The RPIP provides for an incentive pool of $50 million, plus, in certain cases, accrued interest during the period between the awards’ vesting date and payment dates. The following percentages of the incentive pool were allocated to the executive officers: (i) 25% to Mr. Bigham, (ii) 25% to Dr. Loh, (iii) 14% to Mr. Woodrow, (iv) 8% to Mr. Brenner, and (v) 8% to Mr. Haskel.

The incentive pool is divided into two equal tranches with the first tranche being achieved upon the Company’s achievement of cumulative net product revenues over $300 million by December 31, 2025 (“Tranche 1”), and the second tranche being achieved upon the Company’s achievement of cumulative product revenues over $600 million by December 31, 2026, (“Tranche 2”). Upon the achievement of a Tranche 1 or Tranche 2 milestone (but not a deemed achievement in connection with a change of control), each participant’s payout in respect of the applicable tranche of the participant’s award will equal (a) the participant’s then-time-vested percentage, multiplied by (b) $25 million, multiplied by (c) the participant’s individual percentage allocation of the incentive pool. The amounts payable will also include accrued interest from the date the milestone is achieved through the relevant tranche’s payment date. Each of the executive officers is fully time-vested in his RPIP award.

Amounts that become payable upon achievement of the Tranche 1 milestone will be paid in a lump-sum in the first quarter of 2026 and amounts that become payable upon achievement of the Tranche 2 milestone will be paid in a lump-sum in the first quarter of 2027. Notwithstanding the foregoing, in the event of a change of control, which would include the Merger, any portion of the incentive pool that is achieved, but unpaid, or deemed achieved in connection with the change of control will be paid at the time of the change of control. Because the Tranche 1 milestone was achieved prior to the Merger, the Tranche 1 payment amount will accelerate and be paid in cash, with accrued interest, at the Closing. Because the Tranche 2 milestone was not achieved prior to the Merger, it will be deemed to have been achieved based upon the Company’s cumulative product revenues as of the Closing, divided by $600 million. It is estimated that the Tranche 2 milestone will be deemed to have been achieved at 62.4% as of the Closing, but the actual percentage will depend upon the Company’s cumulative product revenues as of such date. The Tranche 2 portion of the awards deemed achieved upon the Closing is to be paid in cash at the Closing. The remaining unearned Tranche 2 portion of the awards will remain outstanding following the Closing and eligible to be paid following the achievement of the Tranche 2 milestone, with any amount payable to be paid in a lump-sum in the first quarter of 2027.

Notwithstanding the foregoing, as required by Gurnet Point, each executive officer entered into a Subscription Agreement pursuant to which he agreed to reinvest in the form of Class B Units of TopCo (“New TopCo Units”) the following percentage of the gross, pre-tax cash amounts under Tranche 1 and Tranche 2 of the RPIP that would otherwise be payable to him at Closing: (i) 20% for Mr. Bigham, (ii) 50% for Dr. Loh, (iii) 45% for Mr. Woodrow, (iv) 35% for Mr. Brenner, and (v) 15% for Mr. Haskel.

In the case of Dr. Loh, and Messrs. Woodrow and Brenner, as required by Gurnet Point, their New TopCo Units will be initially unvested and will vest in four equal installments of 25% of their total number of New Topco Units on each six-month anniversary of the Closing Date (as defined below), subject to the executive officer’s continued employment with the Company and/or its affiliates through the applicable vesting date; provided, that (i) in the event the executive officer’s employment with the Company and its affiliates is terminated by the Company or its applicable affiliate without cause, by the executive officer for good reason or due to the executive officer’s death or disability or (ii) upon the occurrence of a subsequent change in control on or prior to the executive officer’s termination of employment with the Company and its affiliates, 100% of the New Topco Units will vest as of the employment termination date or change in control, as applicable. Any New Topco Units that are not vested as of the date the executive officer’s employment with the Company and its affiliates terminates (after giving effect to any accelerated vesting that occurs in connection with such termination of employment) will automatically be forfeited by the executive officer on the date of such termination of employment without any additional consideration. The New TopCo Units to be purchased by each of Messrs. Bigham and Haskel will be fully vested.

In addition, the Subscription Agreements for each of Dr. Loh and Messrs. Woodrow and Brenner provide that, notwithstanding anything to the contrary in the RPIP or their RPIP award agreements, the portion of their payout with respect to Tranche 2 of the RPIP that is unvested (and not deemed achieved at Closing) and does not pay out at the Closing will vest in four equal installments of 25% of the amount of the unpaid Tranche 2 Award on each six-month anniversary of the Closing Date, subject to the executive officer’s continued employment with the Company and/or its affiliates through the applicable vesting date; provided, that (i) in the event the executive officer’s employment with the Company and its affiliates is terminated by the Company or its applicable affiliate without cause, by the executive officer for good reason or due to the executive officer’s death or disability or (ii) upon the occurrence of a subsequent change in control on or prior to the executive officer’s termination of employment with the Company and its affiliates, 100% of the unpaid portion of the Tranche 2 Award will vest (subject to achievement of the Tranche 2 milestone) as of the executive officer’s termination date or the occurrence of such change in control, respectively. Any portion of the unpaid Tranche 2 award that is not vested as of the date the executive officer’s employment with the Company and its affiliates terminates (after giving effect to any accelerated vesting that occurs in connection with such termination of employment) will automatically be forfeited by the executive officer on the date of such termination of employment without any additional consideration. To the extent vested, the unpaid portion of the Tranche 2 award will be paid (subject to achievement of the Tranche 2 milestone) in a lump sum in the form of cash or vested Class B Units of TopCo, as determined by the General Partner of TopCo in its sole discretion (with a fair market value, as of the payment date, equal to the amount of the unpaid portion of the Tranche 2 Award that has become payable), in the first quarter of 2027, in accordance with the terms of the RPIP. In the event the Company elects to settle the unpaid portion of the Tranche 2 award in the form of vested Class B Units of TopCo, the Company shall retain a number of Class B Units from settlement of the unpaid portion of the Tranche 2 award sufficient to satisfy all withholding taxes that become due with respect to the unpaid portion of the Tranche 2 award, based on maximum statutory withholding rates and the fair market value of such Class B Units as of the payment date. The unpaid portion of the Tranche 2 award will remain fully vested, subject to achievement for the Tranche 2 milestone, for each of Messrs. Bigham and Haskel.

Employment Agreements and Amendments

The Company has entered into employment agreements with each of Dr. Loh and Messrs. Bigham, Woodrow, Brenner and Haskel. The executives’ employment agreements, as amended from time to time, provide for the following severance entitlements:

•

Upon a termination of Mr. Bigham’s employment for any reason, he will be paid all accrued but unpaid base salary, any earned but unpaid bonus, reimbursement for business expenses incurred but not yet paid and all accrued but unused vacation. Any unvested options and other equity awards will become fully vested if Mr. Bigham’s employment is terminated by the Company without cause or by him for good reason or if a change of control occurs and the Company elects to accelerate vesting of any other employees’ or directors’ awards; provided, in each case, that any equity awards subject to performance-based vesting conditions will be deemed to have been achieved at target. Upon termination of Mr. Bigham’s employment at any time by the Company without cause or by him with good reason, subject to Mr. Bigham’s execution of a general release and waiver of claims in favor of the Company and its affiliates, he will also be eligible to receive cash severance equal to twelve months of his annual base salary, a prorated portion of the performance bonus he would have earned for the year in which his employment terminates, and twelve months of Company-paid premiums for continued health care insurance coverage and all unvested options and other equity awards shall accelerate effective as of the date of termination; provided, however, that any equity awards subject to performance-based vesting conditions will be deemed to have been achieved at target.

•

With respect to each of Dr. Loh and Messrs. Woodrow, Brenner, and Haskel, upon a termination of their employment for any reason, the executive will be paid all accrued but unpaid base salary, any earned but unpaid bonus, reimbursement for business expenses incurred but not yet paid and all accrued but unused vacation, and the executive’s options will terminate, as to all unvested shares, as of his termination date. Upon a termination of employment at any time by the Company without cause or by the executive with good reason, subject to the executive’s execution of a general release and waiver of claims in favor of the Company and its affiliates, the executive will also be eligible to receive cash severance equal to twelve months of his annual base salary, a prorated portion of the performance bonus he would have earned for the year in which his employment terminates and twelve months of Company-paid premiums for continued health care insurance coverage. Upon a termination of employment by the Company without cause or by the executive with good reason, from 90 days before the closing of a change of control until 12 months after such a closing, subject to the executive’s execution of a general release and waiver of claims in favor of the Company and its affiliates and continued service through the date his employment terminates, all unvested options and other equity awards shall accelerate effective as of the date of termination; provided, however, that any equity awards subject to performance-based vesting conditions will be deemed to have been achieved at target.

The executives’ employment agreements further provide for the following tax gross-up reimbursements:

•

Mr. Bigham’s and Dr. Loh’s employment agreements provide that if any payments or benefits they receive constitute “excess parachute payments” under Section 280G of the Code, they will be entitled to a full reimbursement by the Company of all associated taxes that arise.

•

Messrs. Woodrow and Haskel’s respective employment agreements provide that if any payments or benefits they receive constitute “excess parachute payments” under Section 280G of the Code, they will be entitled to a reimbursement by the Company of all associated taxes that arise, subject to a cap of $1.5 million.

•

Mr. Brenner’s employment agreement, as amended, provides that if any payments or benefits Mr. Brenner receives constitute “excess parachute payments” under Section 280G of the Code, he will be entitled to a reimbursement by the Company of all associated taxes that arise, subject to a cap of $1.25 million.

On June 6, 2023, the Company entered into an Amendment to Amended and Restated Employment Agreement (each, an “Employment Agreement Amendment”) with each of Dr. Loh and Messrs. Bigham Woodrow, Brenner and Haskel. Each Employment Agreement Amendment amends the executive’s employment agreement with the Company to provide that if the executive’s employment is terminated by the Company without cause or the executive resigns for good reason, in either case in the three-month period prior to the closing of a change in control or in the twenty-four month period following the closing of a change in control in the case of Mr. Bigham or twelve-month period following the closing of a change in control in the case of Dr. Loh, and Messrs. Woodrow, Brenner and Haskel, the pro-rata bonus component of his severance will be calculated based on the executive’s target bonus for the year in which his employment termination occurs, without regard to individual or Company performance, and paid out in a lump-sum.

Indemnification Benefits

Each of the Company’s executive officers and directors is entitled to the indemnification benefits in favor of the Company’s directors and executive officers, as described in more detail in “The Merger Agreement — Indemnification; Directors’ and Officers’ Insurance.”

Golden Parachute Compensation

In accordance with the requirements of Item 402(t) of Regulation S-K, the table below sets forth the amount of payments and benefits (on a pre-tax basis) that each named executive officer would receive in connection with the Merger, assuming (i) that the Merger is consummated and each such named executive officer experiences a qualifying termination of employment on August 31, 2023 (which is the assumed date solely for purposes of this golden parachute compensation disclosure), (ii) a per Share price of $3.00 in cash, without interest and less any applicable withholding taxes (assuming that the maximum CVR Payment of $0.85 per Share is received), (iii) that each named executive officer’s base salary rate and annual target bonus remain unchanged from those in effect as of the date of this proxy statement, (iv) the equity awards described below are the only equity awards outstanding as of the Closing and (v) that Tranche 2 of the RPIP will be deemed earned at 62.4% as of the Closing. The calculations in the table below do not include any amounts that the named executive officers may be entitled to receive with respect to equity awards that are vested as of the date hereof. In addition, these amounts do not attempt to forecast any additional awards, grants or forfeitures that may occur prior to the Effective Time of the Merger, or any awards that, by their terms, vest irrespective of the Merger prior to August 31, 2023. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a named executive officer may differ materially from the amounts set forth below.

Name of Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Other ($)(5)	Total ($)
Michael F. Bigham	770,000	1,641,477	32,530	—	10,400,064	12,844,071
Evan Loh, M.D.	974,667	1,816,161	27,792	2,360,357	10,400,064	15,579,041
Adam Woodrow	655,720	932,112	32,530	—	5,824,036	7,444,398

(1)

Cash. These amounts represent the cash severance payments each named executive officer would be entitled to receive pursuant to the terms of his employment agreement with the Company upon a termination of his employment by the Company without cause or upon the executive’s resignation for good reason. Subject to the executive’s execution of a general release and waiver of claims in favor of the Company and its affiliates, each of Dr. Loh and Messrs. Bigham and Woodrow would be eligible to receive cash severance equal to twelve months of his annual base salary and a prorated portion of the target annual bonus he would have earned for the year in which his employment terminates. These amounts are single-trigger payments and would be payable upon a qualifying termination of employment, whether or not there is also a change in control.

(2)

Equity. For Mr. Bigham, these amounts represent single-trigger payments that will occur in respect of his Company Equity Awards held as of the date of this proxy statement solely as a result of the consummation of the Merger pursuant to the terms of his employment agreement with the Company. For each of Dr. Loh and Mr. Woodrow, these amounts represent double-trigger payments that will occur in respect of their Company Equity Awards held as of the date of this proxy statement as a result of the occurrence of both the consummation of the Merger and a termination of their employment by the Company without cause or upon the executive’s resignation for good reason, in either case, in the three-month period prior to the Closing or in the twelve-month period following the Closing pursuant to the terms of their employment agreements with the Company and the applicable award agreements. The treatment of the named executive officers’ Company Equity Awards is described in more detail above in the Section “Interests of Executive Officers and Directors of the Company in the Merger — Payments to Executive Officers in Respect of Equity Awards.”

(3)

Perquisites/Benefits. These amounts represent the estimated value of the Company’s contribution to twelve months of continued healthcare insurance coverage each named executive officer would be entitled to receive upon termination by the Company without cause or upon the executive’s resignation for good reason pursuant to the terms of his employment agreement with the Company, subject to the executive’s execution of a general release and waiver of claims in favor of the Company and its affiliates. These amounts are single-trigger payments and would be payable upon a qualifying termination of employment, whether or not there is also a change in control.

(4)

Tax Reimbursements. Each named executive officer is entitled to receive a tax gross up if any payments or benefits he receives constitute “excess parachute payments” under Section 280G of the Code (as defined below) pursuant to the terms of his employment agreement with the Company (which gross up is capped in the case of Mr. Woodrow), as described in the Section “Interests of Executive Officers and Directors of the Company in the Merger — Employment Agreements and Amendments.” This amount represents the Company’s current estimated tax gross up that Dr. Loh would be entitled to receive in connection with the Merger if his employment were terminated by the Company without Cause or he resigned for Good Reason at the Effective Time. This estimated gross-up amount would only become payable if Dr. Loh’s employment were terminated in connection with the Contemplated Transactions and is payable on a double-trigger basis.
(5)

Other. These amounts represent payments under the terms of the RPIP including amounts payable due to the achievement of the Tranche 1 milestone and the estimated portion of the Tranche 2 milestone that will be deemed to have been earned as of the Closing, as described above in the Section “Interests of Executive Officers and Directors of the Company in the Merger— Revenue Performance Incentive Plan.” These amounts are payable on a single-trigger basis at the Closing, whether or not the named executive officer also has a termination of employment.

Intent of the Directors and Executive Officers to Vote in Favor of the Merger

Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the Shares owned directly by them in favor of the approval of the Merger Agreement Proposal and each of the other proposals. As of [             ], 2023, the most recent practicable date before this proxy statement was distributed to our stockholders, our directors and executive officers directly owned, in the aggregate, [             ] Shares of Company Common Stock entitled to vote at the Special Meeting, or collectively approximately [         ]% of the total voting power entitled to vote at the Special Meeting. The Management Stockholders, including Evan Loh, holding an aggregate of 4.73% of the outstanding Company Common Stock have also entered into the Voting Agreement with Parent, pursuant to which the Management Stockholders, including Dr. Loh, have agreed to vote, and have granted Parent an irrevocable proxy with respect to the voting of, all Shares of Company Common Stock owned by them in favor of the adoption of the Merger Agreement and the approval of the Contemplated Transactions and against certain actions that would prevent, interfere with or delay the consummation of the Merger.

Commitment of Dr. Loh to Vote in Favor of the Merger

On June 6, 2023, concurrently with the execution and delivery of the Merger Agreement, Dr. Loh, along with other Management Stockholders entered into a Voting Agreement with Parent. Pursuant to such Voting Agreement, Dr. Loh along with other Management Stockholders has agreed to vote, and has granted Parent an irrevocable proxy with respect to the voting of, all Shares of Company Common Stock owned by him in favor of the adoption of the Merger Agreement and the approval of the Contemplated Transactions and against certain actions that would prevent, interfere with or delay the consummation of the Merger. A copy of the form of Voting Agreement entered into by each Management Stockholder and Parent is attached as Annex C to this proxy statement. See “Special Factors — Voting Agreement.”

Material U.S. Federal Income Tax Consequences of the Merger

The following is a discussion of the material U.S. federal income tax consequences of the Merger to holders whose Shares are converted into the right to receive the Cash Consideration and CVR pursuant to the Merger. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder (the “Treasury Regulations”) and administrative guidance and judicial interpretations thereof, each in effect as of the date of this Merger Agreement, and all of which are subject to change, possibly with retroactive effect. We have not sought, and do not intend to seek, any ruling from the Internal Revenue Service (the “IRS”) or any opinion of counsel with respect to the statements made and the conclusions reached in the following summary. No assurance can be given that the IRS will agree with the views expressed herein or that a court will not sustain any challenge by the IRS in the event of litigation.

This discussion applies to a holder only if the holder holds its Shares as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion is not a comprehensive description of all U.S. federal income tax considerations that may be relevant to the Merger. This discussion does not address consequences relevant to holders of Shares subject to special rules, including, but not limited to:

•

a holder that is a regulated investment company, real estate investment trust, cooperative, bank or certain other financial institution, insurance company, controlled foreign corporation, passive foreign investment company, tax-exempt organization (including a private foundation), governmental organization, retirement or pension plan, dealer in securities or foreign currency, trader that uses the mark-to-market method of accounting with respect to its securities, expatriate or former long-term resident of the United States;

•	a holder that is, or holds Shares through, a partnership, S corporation or other pass-through entity for U.S. federal income tax purposes;

•

a holder that holds Shares as part of a straddle, hedging, constructive sale, conversion or other integrated transaction, or that is required to recognize income or gain with respect to the Merger no later than such income or gain is required to be reported on an applicable financial statement;

•	a holder that holds or has held, directly, indirectly or constructively by attribution, more than 5 percent of the Shares;

•	a holder that holds Shares as qualified small business stock for purposes of Sections 1045 or 1202 of the Code;

•

a holder that exercises appraisal rights in the Merger, or received the Shares as compensation, pursuant to the exercise of employee stock options, stock purchase rights or stock appreciation rights, or as restricted stock;

•	a U.S. Holder (as defined below) whose functional currency is not the U.S. dollar; and

•	persons subject to special tax accounting rules as a result of any item of gross income with respect to the CVRs being taken into account in an applicable financial statement.

In addition, this discussion does not address (i) any aspect of the alternative minimum tax, (ii) the Medicare contribution tax on net investment income tax, or (iii) the U.S. federal gift or estate tax, or U.S. state or local or non-U.S. taxation.

If a partnership (or another entity or arrangement treated as a partnership, or other pass-through entity for U.S. federal income tax purposes) holds Shares, the tax treatment of its partners or members generally will depend on the status of the partner or member, the activities of the partnership or other entity and certain determinations made at the partner level. Accordingly, partnerships and other entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes that hold Shares, and partners or members in those entities or arrangements, are urged to consult their tax advisors regarding the specific U.S. federal income tax consequences to them of the Merger.

This discussion is for informational purposes only and is not tax advice. Holders of Shares should consult their tax advisors with respect to the application of the U.S. federal income tax laws to their particular situations as well as any tax consequences of the Merger, under the U.S. federal estate or gift tax laws or under the laws of any state, local or non-U.S. taxing jurisdiction or under any applicable income tax treaty.

Tax Consequences to U.S. Holders.

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of Shares that, for U.S. federal income tax purposes, is or is treated as any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust that (A) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (B) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The exchange of a Share for the Merger Consideration, i.e., the Cash Consideration plus a CVR, pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes.

The amount of gain or loss a U.S. Holder recognizes, and the timing and potential character of a portion of such gain or loss, depends in part on the U.S. federal income tax treatment of the CVRs, which is subject to significant uncertainty. The installment method of reporting any gain attributable to the receipt of or payments on the CVRs will not be available because the Shares are traded on an established securities market. The receipt of the CVRs pursuant to the Merger may be treated as either a “closed transaction” or as an “open transaction” for U.S. federal income tax purposes, each as discussed in more detail below.

There is no legal authority expressly addressing whether contingent payment rights with characteristics similar to the rights under the CVRs should be treated as received as part of either a closed transaction or an open transaction, and this determination is inherently factual in nature. Accordingly, U.S. Holders are urged to consult their tax advisors regarding this issue. The receipt of the CVRs would generally be treated as an “open transaction” if the value of the CVRs cannot be “reasonably ascertained. ” Treasury Regulations state that only in “rare and extraordinary” cases would the value of contingent payment obligations not be reasonably ascertainable and, therefore, be subject to the open transaction method. Under Treasury Regulations addressing contingent payment obligations analogous to the CVRs, if the fair market value of the CVRs is reasonably ascertainable, a U.S. Holder should treat the transaction as a closed transaction and include the fair market value of the CVRs as additional consideration received in the Merger for purposes of determining gain or loss. It is possible that the CVRs may be treated as debt instruments for U.S. federal income tax purposes. However, as such treatment is unlikely, the discussion below does not address the tax consequences of such a characterization and assumes that the CVRs are not treated as debt instruments for U.S. federal income tax purposes.

The following sections discuss the possible tax treatment if the receipt of the Merger Consideration in the Merger is treated as a closed transaction or an open transaction.

U.S. Holders are urged to consult their tax advisors regarding the proper characterization, method of tax accounting and tax reporting with respect to receipt of a CVR under the closed transaction method or open transaction method, as applicable in their respective case.

Treatment as Closed Transaction. If the receipt of a CVR is part of a closed transaction for U.S. federal income tax purposes, a U.S. Holder who sells or exchanges Shares pursuant to the Merger generally will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (i) the amount of cash received plus the fair market value (determined as of the Effective Time) of the CVRs received and (ii) the U.S. Holder’s adjusted tax basis in the Shares sold or exchanged. No express guidance under current U.S. federal income tax law is available regarding the proper method for determining the fair market value of the CVRs. Any capital gain or loss recognized will be long-term capital gain or loss if the U.S. Holder’s holding period for such Shares exceeds one year. The deductibility of capital losses is subject to limitations. Gain or loss generally will be determined separately for each block of Shares (that is, Shares acquired at the same cost in a single transaction) exchanged pursuant to the Merger.

The character of any gain, income or loss recognized with respect to a payment on a CVR is uncertain. Such payments may be treated as payments with respect to a sale or exchange of a capital asset or as giving rise to ordinary income, including in part as imputed interest, as described more fully below. If any payment received by a U.S. Holder in respect of a CVR (except to the extent any portion of such payment is required to be treated as imputed interest, as described below) is treated an amount realized on the disposition of the applicable CVR by the U.S. Holder, U.S. Holder should recognize gain equal to the difference between such payment (less any portion of such payment required to be treated as imputed interest, as described below) and the U.S. Holder’s adjusted tax basis in the applicable CVR and, if the CVR expires without the milestone being achieved, as described in the CVR Agreement, loss equal to the U.S. Holder’s adjusted tax basis in the applicable CVR. A U.S. Holder’s adjusted basis in a CVR generally will equal the CVR’s fair market value when the CVR was received pursuant to the Merger. The gain or loss will generally be long-term capital gain or loss if the U.S. Holder has held the applicable CVR (or possibly the Share in respect of which such CVR was received) for more than one year at the time of such payment or expiry. The deductibility of capital losses is subject to limitations.

Treatment as Open Transaction. If the receipt of a CVR pursuant to the Merger is treated under the open transaction method of accounting for U.S. federal income tax purposes, the fair market value of the CVR will not be treated as additional consideration for the Shares at the time the CVR is received, and the U.S. Holder will not have any tax basis in the CVR. Instead, the U.S. Holder will take payments under a CVR into account when made or deemed made in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. Generally, a portion of such payments will be treated as imputed interest, as described in more detail below, and the balance as additional consideration recognized in exchange for the Shares. Although not entirely clear, the Cash Consideration and the portion of payment on any CVR that is not treated as imputed interest will generally be applied first against a U.S. Holder’s adjusted tax basis in the Shares and any excess thereafter treated as capital gain. A U.S. Holder will recognize capital loss with respect to a Share to the extent that the holder’s adjusted tax basis in such Share exceeds the Cash Consideration plus the payment (other than imputed interest), if any, in respect of the CVR, and a U.S. Holder may not be able to recognize such loss until the resolution of all contingencies under the CVR. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holders’ holding period in the Share exceeds one year. The deductibility of capital losses is subject to limitations. Gain or loss generally will be determined separately for each block of Shares (that is, Shares acquired at the same cost in a single transaction) exchanged pursuant to the Merger.

Imputed Interest. If payment with respect to a CVR is made more than one year after the Effective Time, a portion of the payment may be treated as imputed interest that is ordinary income to a U.S. Holder. The portion of any payment made with respect to a CVR treated as imputed interest will be determined at the time such payment is made and generally should equal the excess of (i) the amount of the payment in respect of the CVR over (ii) the present value of such amount as of the Effective Time, calculated using the applicable federal rate as the discount rate. A U.S. Holder must include in its taxable income imputed interest using such stockholder’s regular method of accounting for U.S. federal income tax purposes.

Tax Consequences to Non-U.S. Holders

For purposes of this discussion, a “Non-U.S. Holder” is any beneficial owner of Shares that is neither a partnership (or other entity or arrangement treated as a partnership) for U.S. federal income tax purposes nor a U.S. Holder.

Any gain realized by a Non-U.S. Holder upon the exchange of Shares pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a U.S. trade or business of such Non-U.S. Holder (and, if an applicable treaty so provides, is also attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case the (i) Non-U.S. Holder generally will be taxed in the same manner as a U.S. Holder (as described above under “Tax Consequences to U.S. Holders”) and (ii) if the Non-U.S. Holder is a foreign corporation, an additional branch profits tax may apply at a rate of 30% (or a lower applicable treaty rate); or

•

the Non-U.S. Holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Effective Time and certain other conditions are met, in which case the Non-U.S. Holder may be subject to a 30% U.S. federal income tax (or a tax at a reduced rate under an applicable income tax treaty) on such gain (net of certain U.S. source losses, provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses).

Generally, if payments are made to a Non-U.S. Holder with respect to a CVR, such Non-U.S. Holder may be subject to withholding at a rate of 30% (or a lower applicable treaty rate) of the portion of any such payments treated as imputed interest (as discussed above under “Tax Consequences to U.S. Holders—Imputed Interest”), unless such Non-U.S. Holder establishes its entitlement to exemption from or a reduced rate of withholding under an applicable tax treaty by providing the appropriate documentation (generally, IRS Form W-8BEN or W-8BEN-E or other applicable IRS Form W-8) to the applicable withholding agent.

Information Reporting and Backup Withholding

Information reporting generally will apply to payments to a stockholder pursuant to the Merger, unless such stockholder is an entity that is exempt from information reporting and, when required, properly demonstrates its eligibility for exemption. In addition, payments with respect to the CVRs may be subject to information reporting and backup withholding.

Any payment to a U.S. Holder that is subject to information reporting generally will also be subject to backup withholding, unless such U.S. Holder (i) provides the appropriate documentation (generally, IRS Form W-9) to the applicable withholding agent certifying that, among other things, its taxpayer identification number is correct, or otherwise establishes an exemption and (ii) with respect to payments on the CVRs, provides the Rights Agent with the certification documentation in clause (i) of this sentence or otherwise establishes an exemption from backup withholding.

The information reporting and backup withholding rules that apply to payments to a stockholder pursuant to the Merger generally will not apply to payments to a Non-U.S. Holder if such Non-U.S. Holder certifies under penalties of perjury that it is not a U.S. person (generally by providing an IRS Form W-8BEN or W-8BEN-E or other applicable IRS Form W-8) or otherwise establishes an exemption. Non-U.S. Holders should consult their own tax advisors to determine which IRS Form W-8 is appropriate.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against a U.S. Holder’s U.S. federal income tax liability if the required information is properly and timely furnished by such U.S. Holder to the IRS.

U.S. Holders should consult their own tax advisors to determine their qualification for exemption from backup withholding and the procedure for obtaining such exemption.

Additional Withholding Tax on Payments to Foreign Accounts

Under the “Foreign Account Tax Compliance Act” provisions of the Code, related U.S. Treasury guidance and related intergovernmental agreements (“FATCA”), Parent or another applicable withholding agent will be required to withhold tax at a rate of 30% on the portion of payments on the CVRs treated as imputed interest and paid to “foreign financial institutions” or “non-financial foreign entities” (each as defined in the Code), unless (i) the foreign financial institution undertakes certain diligence and information reporting obligations, (ii) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. In general, no such withholding will be required with respect to a person that timely provides certifications that establish an exemption from FATCA withholding on a valid IRS Form W-8. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. A Non-U.S. Holder may be able to claim a credit or refund of the amount withheld under certain circumstances.

Under currently proposed Treasury Regulations, FATCA withholding would no longer apply to payments of gross proceeds from the sale or other disposition of property of a type that can generate U.S. source interest or dividends, including the Shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Non-U.S. Holders should consult their tax advisors regarding the possible implications of the FATCA rules on their receipt of, and payments with respect to, the CVRs.

Financing of the Merger

Equity Financing

The Merger Agreement does not contain any financing-related contingencies or financing conditions to consummation of the Merger. Concurrently with the execution of the Merger Agreement, on June 6, 2023, the Guarantor entered into the Equity Commitment Letter with Parent and the Company, pursuant to which the Guarantor agreed to the Equity Commitment to finance the consummation of the Merger and the Contemplated Transactions and to pay related fees and expenses.

The Guarantor’s obligation to fund the Equity Commitment will be subject to: (i) the terms and conditions set forth in the Equity Commitment Letter; (ii) the satisfaction or waiver of each of the conditions to Parent’s and Merger Sub’s obligations to effect the Merger set forth in the Merger Agreement (other than conditions that by their terms are to be satisfied by the delivery of documents or the taking of actions at the Closing by any party, but subject to the satisfaction or waiver of such conditions at the Closing); (iii) the substantially contemporaneous funding of the Debt Financing (as defined below) (including any Alternative Debt Financing (as defined below) that has been obtained in accordance with the Merger Agreement) in accordance with the terms thereof; and (iv) the substantially simultaneous consummation of the Merger and the Contemplated Transactions in accordance with the terms of the Merger Agreement. Subject to the terms and conditions of the Equity Commitment Letter, the Guarantor irrevocably committed that, at or prior to the Closing, it shall contribute or cause to be contribute to Parent (directly or indirectly through one or more equityholders of the Guarantor or otherwise) by way of equity, loans or other instruments or securities, the Equity Commitment to (a) permit Parent to fund a portion of the Cash Consideration and any other amounts required to be paid by Parent or Merger Sub, as applicable, at Closing pursuant to the Merger Agreement and (b) pay related fees and expenses of the Company, Parent and Merger Sub required to be paid by Parent and Merger Sub, as applicable, pursuant to the Merger Agreement. In the event that Parent does not require all of the Equity Commitment in order to consummate Contemplated Transactions, then the amount to be funded by the Equity Investor and/or its permitted assignees with respect to the Equity Commitment shall be proportionately reduced so long as the aggregate of such amounts funded by the Guarantor, together with cash on hand of the Company, are sufficient for Parent or Merger Sub, as applicable, to pay and perform Parent’s or Merger Sub’s, as applicable, obligations with respect to payment of (i) the Cash Consideration and any other amounts required to be paid by Parent or Merger Sub, as applicable, at Closing pursuant to the Merger Agreement and (ii) pay related fees and expenses of the Company, Parent and Merger Sub required to be paid by Parent and Merger Sub, as applicable, pursuant to the Merger Agreement. Subject to the terms of the Equity Commitment Letter, the Guarantor is entitled to assign a portion of the Equity Commitment to one or more persons; provided, however, that the amount required to be funded by the Guarantor with respect to the Equity Commitment will only be reduced by the amount actually contributed by such assignees to Guarantor.

The obligations of the Guarantor under the Equity Commitment Letter will terminate automatically and immediately upon the earliest to occur of:

(a) the consummation of the Closing (at which time all such obligations shall be discharged);

(b) the termination of the Merger Agreement;

(c) the receipt by the Company of the Parent Termination Fee;

(d) the Company or any person claiming by, through or for the benefit of the Company, asserting in writing a claim against the Guarantor or any Non-Recourse Party (as defined below ) under or in connection with the Merger Agreement, the Limited Guarantee or the Equity Commitment Letter or the transactions contemplated thereby, other than the Company asserting any Retained Claim (as defined in the Limited Guarantee) against certain Non-Recourse Parties against which such Retained Claim may be asserted pursuant to and in accordance with the Limited Guarantee; or

(e) the occurrence of any event which, by the terms of the Limited Guarantee, is an event that terminates the Guarantor’s obligations or liabilities under the Limited Guarantee.

The Company is an express third-party beneficiary of the Equity Commitment Letter solely for the purposes of enforcement of the Equity Commitment Letter by the Company pursuant to an action of specific performance to enforce the obligations of the Guarantor thereunder, solely to the extent that the requirements for Parent’s obligation to draw down the full proceeds of the Equity Commitment in accordance with (and subject to the requirements of) the terms and conditions of the Merger Agreement are satisfied, and subject to the express terms, conditions and limitations in the Equity Commitment Letter and in the Merger Agreement.

The Equity Commitment Letter may only be enforced by (i) Parent at the direction of the Guarantor and/or (ii) the Company pursuant to an action of specific performance to enforce the obligations of the Guarantor thereunder, solely to the extent that the requirements for Parent’s obligation to draw down the full proceeds of the Equity Commitment in accordance with (and subject to the requirements of) the terms and conditions of the Merger Agreement are satisfied, and subject to the express terms, conditions and limitations in the Equity Commitment Letter and in the Merger Agreement.

Debt Financing

Concurrently with the execution of the Merger Agreement, Parent entered into the Debt Commitment Letter with Oaktree, pursuant to which, and subject to the terms and conditions set forth therein, the Debt Commitment Party committed to provide to Parent, on the Closing Date, senior secured term loans to, among other things, finance the Contemplated Transactions, including the Merger and pay fees and expenses in connection with the Contemplated Transactions, including the Merger and the Debt Financing.

The Debt Commitment Party has committed to provide, subject to the terms and conditions of the Debt Commitment Letter, (i) a five (5) year senior secured term loan facility in an aggregate principal amount equal to $175,000,000 (the “Initial Term Facility”). Parent will be permitted to add one or more incremental term loan facilities and/or to increase any existing term loan facility (any such new facility or increase, an “Incremental Term Facility” and all Incremental Term Facilities, together with the Initial Term Facility, the “Senior Secured Term Facilities”). The original principal amount of any individual Incremental Term Facility must be at least $25,000,000, and the aggregate principal amount of all Incremental Term Facilities, taken together, shall not exceed $100,000,000. Incremental Term Facilities are, for the avoidance of doubt, uncommitted as of the date of the funding of the Initial Term Facility (such date the “Debt Commitment Closing Date”), but may be established in one or more tranches at any time on or after the Debt Commitment Closing Date, subject to the terms and conditions of the Debt Commitment Letter.

The Senior Secured Term Facilities will accrue interest at a rate equal to Term SOFR for a 3-month tenor (subject to a floor of 2.75% per annum) plus a margin of 7.75% per annum (the “Margin”); provided, that if the trailing twelve month revenue generated from NUZYRA sales exceeds $175,000,000 as of any date prior to December 31, 2025, the Margin will be reduced to 7.50% per annum from such date through and including December 31, 2025.

Parent will be the Borrower under the Senior Secured Term Facilities. All obligations of Parent under the Senior Secured Term Facilities will be unconditionally guaranteed jointly and severally on a senior secured basis by Resistance Intermediate, Inc. (“Holdings”), the direct parent company of Parent, and each existing and subsequently acquired or organized subsidiary of Parent, subject to certain exceptions set forth in the Debt Commitment Letter, including an exception for immaterial subsidiaries (such guarantor subsidiaries, together with Holdings and the Borrower, collectively, the “Loan Parties”). The Senior Secured Term Facilities will be secured on a first priority basis by, subject to certain customary exceptions, substantially all of the assets, wherever located, presently owned or thereafter acquired, of the Loan Parties.

The obligation of the Debt Commitment Party to provide the Debt Financing is subject to customary terms and conditions, including, but not limited to, the consummation of the Merger in accordance with the terms of the Merger Agreement in all material respects, delivery of customary financial statements, the repayment of certain existing indebtedness of the Company, the receipt by Parent of the proceeds of the Equity Commitment, the funding by the Equity Investor of a specified level of cash to the balance sheet of Holdings, the absence of a “Company Material Adverse Effect” (as defined in the Merger Agreement), the execution and delivery of definitive debt facilities documentation consistent with the Debt Commitment Letter and certain other customary closing conditions (subject, where applicable, to customary “Sungard” limitations).

If any portion of the Debt Financing becomes unavailable (or Parent reasonably expects that it may become unavailable) on the terms and conditions in the Debt Commitment Letter or on such other terms not materially less favorable to Parent (unless the Equity Commitment is increased by a corresponding amount), Parent is required, under the terms of the Merger Agreement, to use its commercially reasonable efforts to obtain sufficient alternative debt financing from the same or alternative financing sources, on terms and conditions that are not materially less favorable in the aggregate to Parent (in Parent’s reasonable discretion) than those contained in the Debt Commitment Letter (the “Alternative Debt Financing”). There are currently no such alternative financing arrangements or alternative financing plans in place.

The Merger Agreement provides that Parent take, or cause to be taken, all actions and do, or cause to be done, all things necessary or advisable to obtain, no later than the Closing Date, the proceeds of the Debt Financing on the terms and conditions described in the Debt Commitment Letter. Although the Merger is not conditioned on Parent’s receipt of the Debt Financing, the failure of Parent to obtain sufficient Debt Financing may result in the failure of the Merger to be completed. In such case, Parent may be required to pay the Parent Termination Fee to the Company.

There are currently no plans or arrangements to finance or repay the indebtedness to be incurred under the Senior Secured Term Facilities.

Limited Guarantee

Concurrently with the execution of the Merger Agreement, the Guarantor entered into the Limited Guarantee in favor of the Company, pursuant to which the Guarantor has provided a limited guarantee with respect to the payment of the Parent Termination Fee, as well as certain reimbursement and indemnity obligations that may be owed by Parent pursuant to the Merger Agreement, in each case, subject to the terms of the Merger Agreement and of such Limited Guarantee.

Subject to the terms and conditions set forth in the Limited Guarantee, the Guarantor has guaranteed the due and punctual payment of the obligations of Parent, with respect to the payment of (i) the Parent Termination Fee pursuant to the Merger Agreement and (ii) Parent’s reimbursement and indemnity obligations in connection with Parent’s cooperation with respect to the Debt Financing, pursuant to, and to the extent set forth in the Merger Agreement, if and when such payment obligation becomes payable under the Merger Agreement (collectively, the “Obligation”). Notwithstanding anything to the contrary contained in the Limited Guarantee, (A) in no event will the aggregate liability of the Guarantor under the Limited Guarantee exceed $9,250,000 (collectively, the “Cap”) and (B) the Company has agreed that the Limited Guarantee may not be enforced against the Guarantor without giving effect to the Cap.

Pursuant to the Limited Guarantee, (a) no person or entity other than the Guarantor (and the legal successors and assigns of its obligations thereunder) will have any obligations under or in connection with the Limited Guarantee notwithstanding the fact that the Guarantor is a Delaware limited partnership with a general partner, (b) the Guarantor will have no obligations under or in connection with the Limited Guarantee except as expressly provided by the Limited Guarantee, and (c) no personal liability attaches to, and no recourse shall be had by the Company or any of its affiliates or any person or entity purporting to claim by or through any of them or for the benefit of any of them under any theory of liability (including without limitation by attempting to pierce a corporate, limited liability company, partnership or similar veil, by attempting to compel Parent to enforce any rights that they may have against any person or entity, by attempting to enforce any assessment, or by attempting to enforce any purported right at law or in equity, whether sounding in contract, tort, statute or otherwise) against any Non-Recourse Party in any way under or in connection with the Limited Guarantee, the Merger Agreement, the Equity Commitment Letter, or any other agreement or instrument delivered in connection with this Limited Guarantee, the Merger Agreement or the Equity Commitment Letter, or the transactions contemplated thereby (whether at law or in equity, whether sounding in contract, tort, statute or otherwise). Subject to certain exceptions (the “Retained Claims”), the Company covenants and agrees that it will not, and will cause its affiliates not to, institute any proceeding or bring any other claim arising under, or in connection with, the Limited Guarantee, the Merger Agreement, Contemplated Transactions, the Equity Commitment Letter or the transactions contemplated thereby (whether at law or in equity, whether sounding in contract, tort, statute or otherwise) against the Guarantor or any Non-Recourse Party. The term “Non-Recourse Parties” means, collectively, Parent, the Guarantor, and any of the foregoing’s respective former, current or future equity holders, controlling persons, directors, officers, employees, agents, general or limited partners, managers, management companies, members, stockholders, affiliates, representatives, assignees or any fund under common control with the Guarantor, Parent or Merger Sub and any and all former, current or future equity holders, controlling persons, directors, officers, employees, agents, attorneys, general or limited partners, managers, management companies, members, stockholders, affiliates or assignees of any of the foregoing, and any and all former, current or future heirs, executors, administrators, trustees, successors or assigns of any of the foregoing.

The Limited Guarantee will terminate and the Guarantor will have no further obligations under or in connection with the Limited Guarantee as of the earliest of (i) the Closing Date if, and only if, the Closing occurs, (ii) the date that is thirty (30) days following any valid termination of the Merger Agreement in accordance with its terms, unless prior to such date the Company has commenced proceedings in a court in accordance with the terms of the Limited Guarantee, to enforce the Limited Guarantee (but in all cases, subject to the Cap), in which case the Limited Guarantee will terminate upon the final, non-appealable resolution of such proceedings and satisfaction by the Guarantor of any obligations finally determined or agreed to be owed by the Guarantor, consistent with the terms of the Limited Guarantee, (iii) the payment to the Company in full of any Obligation or payments in an aggregate amount equal to the Cap and (iv) the funding of the Equity Commitment under the Equity Commitment Letter. Notwithstanding any other term or provision of the Limited Guarantee, or anything express or implied in the Limited Guarantee or otherwise, in the event that the Company or any of its affiliates (A) asserts in writing, or directs any other Person to assert in writing, that the provisions of the Limited Guarantee limiting the Guarantor’s liability to the Cap or that certain of the provisions of the Limited Guarantee with respect to the Guarantor’s continuing guarantee or the Company’s rights of recourse are illegal, invalid or unenforceable in whole or in part, or that a the Guarantor is liable in respect of the Obligation in excess of or to a greater extent than the Cap, or asserting that the Obligation is payable more than once, or (B) seeks any remedies against, or asserts any theory of liability against any Non-Recourse Party with respect to the Merger Agreement, the Equity Commitment Letter, the Limited Guarantee or any other agreement or instrument delivered in connection with the Merger Agreement, the Equity Commitment Letter, the Limited Guarantee, or the transactions contemplated thereby, other than Retained Claims asserted against the Non-Recourse Parties as contemplated by the Limited Guarantee, or (C) seeks any remedies against the Guarantor, or any of its affiliates, other than those remedies expressly provided against Parent under the Merger Agreement or expressly provided against the Guarantor under the Limited Guarantee or the Equity Commitment Letter, then, in any such instance (x) the obligations of the Guarantor under or in connection with the Limited Guarantee will terminate ab initio and will thereupon be null and void, (y) if the Guarantor has previously made any payments under or in connection with the Limited Guarantee, it will be entitled to recover such payments from the Company, together with reasonable out-of-pocket expenses (including reasonable fees of counsel) incurred by the Guarantor in connection with the enforcement of its rights under the Limited Guarantee, and (z) none of the Guarantor or any other Non-Recourse Party will have any liability whatsoever (whether at law or in equity, whether sounding in contract, tort, statute or otherwise) to the Company or any other person or entity in any way under or with respect to the Limited Guarantee, the Equity Commitment Letter or the Merger Agreement, or the transactions contemplated thereby.

Fees and Expenses

The estimated fees and expenses incurred or expected to be incurred by the Company in connection with the Merger are as follows:

Description	Amount
Financial advisory fees and expenses	$	[	]
Legal fees and expenses	$	[	]
Accounting and tax advisory fees	$	[	]
SEC filing fees		$23,781.99
Printing, proxy solicitation and mailing costs	$	[	]
Miscellaneous	$	[	]
Total	$	[	]

The Company will be responsible for paying all fees and expenses owed by it in connection with the Merger, whether or not the Merger is consummated. Certain fees, including portions of the financial advisory fees and expenses are owed only in the event the Merger is consummated. It is also expected that Merger Sub and/or Parent will incur approximately $[            ] of legal, financial, accounting and other advisory fees and financing fees.

Provisions for the Company’s Stockholders

No provision has been made (a) to grant the Company’s stockholders access to the corporate files of (i) any party to the Merger, (ii) Gurnet Point, (iii) Novo Holdings or (iv) any of their respective affiliates; or (b) to obtain counsel or appraisal services at the expense of the Company, any other such party or affiliate. On June 9, 2023 the Company received a letter from counsel for NexPoint Event Driven Fund seeking disclosure of certain Company records pursuant to Section  220 of the DGCL.

Accounting Treatment

It is anticipated that Parent will be considered the acquirer for accounting purposes. If so, Parent will use the acquisition method of accounting to allocate the purchase consideration to the Company assets acquired and liabilities assumed, which will be recorded at fair value.

Regulatory Approvals

HSR Approval

The Merger is subject to the requirements of the HSR Act, which prevents the parties from completing the Merger until required information and materials are furnished to the Antitrust Division of the Department of Justice and the Federal Trade Commission, and all statutory waiting period requirements have been satisfied and/

or all applicable consents have been obtained. The requisite notification and report forms under the HSR Act were filed with the Antitrust Division of the Department of Justice and the Federal Trade Commission on June 21, 2023 and the applicable waiting period expired on 11:59 pm, July 21, 2023.

Litigation Relating to the Merger

Between July 11, 2023 and July 27, 2023, the Company received eight demand letters (the “Demand Letters”), each from a purported stockholder of the Company alleging to have identified purportedly materially misleading and incomplete statements in the preliminary proxy statement filed by the Company on June 30, 2023. Certain of the Demand Letters also purport to raise issues with aspects of the process that led to the Merger. Certain of those Demand Letters were served pursuant to Section 220 of the DGCL and seek books and records of the Company related to the Merger. The Company believes the allegations asserted in the Demand Letters are without merit. Additional demand letters or lawsuits relating to the Merger may also be received and/or filed in the future.

Appraisal Rights

If the Merger is consummated, Company stockholders and beneficial owners of Shares of Company Common Stock who continuously are the record holders or beneficial owners, as the case may be, of such Shares of Company Common Stock through the Effective Time, who do not vote such shares (and ensure that such shares are not voted) in favor of the adoption of the Merger Agreement, who properly demand appraisal of such shares in accordance with Section 262 of DGCL (“Section 262”), and who otherwise comply with the statutory requirements of Section 262 will be entitled to seek an appraisal by the Delaware Court of Chancery of the “fair value” of their Shares of Company Common Stock. The amount determined to be fair value by the court will be determined as of the Effective Time and could be more than, the same as or less than the Merger Consideration. Voting “AGAINST” or failing to vote “FOR” the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262.

This section is intended as a brief summary of the material provisions of Delaware law pertaining to appraisal rights. The following discussion, however, is not a complete summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 is attached as Annex E to this proxy statement and is incorporated by reference herein. Due to the complexity of the appraisal process, Company stockholders and beneficial owners of Shares of Company Common Stock who wish to seek appraisal of their shares or who wish to preserve their rights to do so should review the following summary and the applicable provisions of Section 262 carefully and are encouraged to seek the advice of legal counsel and financial advisors with respect to the exercise of appraisal rights since failure to timely and fully comply with the procedures set forth therein will result in the loss of such rights.

Generally, to exercise appraisal rights, Company stockholders and beneficial owners of Shares of Company Common Stock must: (i) submit a proper written demand for appraisal of such shares to the Company before the vote by the Company stockholders is taken on the proposal to adopt the Merger Agreement at the Special Meeting; (ii) not submit a proxy or otherwise vote such shares (and ensure that such shares are not voted) in favor of the proposal to adopt the Merger Agreement; (iii) continue to be the record holders or beneficial owners, as the case may be, of such Shares of Company Common Stock through the Effective Time; and (iv) strictly comply with all other procedures and requirements for exercising appraisal rights under Section 262. Such Company stockholders and beneficial owners of Shares of Company Common Stock will be entitled to have their shares appraised by the Delaware Court of Chancery and receive payment in cash of the “fair value” of such shares (as determined by the Delaware Court of Chancery, exclusive of any element of value arising from the accomplishment or expectation of the Merger) as of the completion of the Merger instead of the Merger Consideration. Failure to follow exactly the procedures specified under Section 262 may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the

Company unless certain stock ownership conditions are satisfied by the Company stockholders and beneficial owners of Shares of Company Common Stock seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, which is qualified in its entirety by Section 262, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 attached as Annex E to this proxy statement and is incorporated by reference herein. If you hold your shares of Company Common Stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee. For more information, please see the section of this proxy statement captioned “Information about the Special Meeting — Appraisal Rights.”

Contingent Value Rights Agreement

Prior to consummation of the Merger, Parent will enter into the CVR Agreement with the Rights Agent, which will govern the terms of the CVR Consideration (as defined below). Each CVR represents the right to receive a contingent payment of $0.85 in cash, without interest, upon the achievement of Net Sales (as further described below) of NUZYRA in the United States equal to or exceeding $320 million during any calendar year period beginning on the date of the CVR Agreement and ending on or prior to December 31, 2026 (the “Milestone”).

For purposes of determining if the Milestone has been achieved, “Net Sales” means the gross amount invoiced by or on behalf of Parent or any if its controlled affiliates for NUZYRA sold to third parties other than Parent or any of its controlled affiliates, excluding (a) the Permitted Deductions (as further described below), (b) all fees, milestones, funding, reimbursements and any and all other payments paid to or accrued by Parent or any of its controlled affiliates pursuant to or in connection with the Award/Contract, dated as of December 18, 2019, as amended, between BARDA and the Company, (c) any payments related to NUZYRA paid to or accrued by Parent or any of its controlled affiliates from a governmental entity solely with respect to any amounts invoiced by on or behalf of Parent or any of its controlled affiliates resulting from a subscription model, pull incentive or other incentive mechanism created by legislation and (d) all fees, milestones, royalties and other payments paid to or accrued by Parent or any of its controlled affiliates by any third party licensor in consideration for a license to any patents or other intellectual property of the Parent or any of its controlled affiliates, including, but not limited to, (i) any payments (including but not limited to royalties, milestones, and sublicense revenue) received by Parent or any of its controlled affiliates pursuant to a license agreement with a third party headquartered in China, including that certain License and Collaboration Agreement, by and between Zai Lab (Shanghai) Co., Ltd. and Paratek Bermuda Ltd., dated April 21, 2017; (ii) any such payments that are made or owed pursuant to any future license agreements between the selling entity and a third party for the exploitation of NUZYRA; (iii) any royalties received by Parent or any of its controlled affiliates under an agreement to exploit NUZYRA; and (iv) any amounts received by Parent or any of its controlled affiliates from a third party for sale of the right to receive royalties based on sales of NUZYRA, in each case, as determined in accordance with Parent’s or its applicable controlled affiliate’s usual and customary accounting methods consistent with the treatment of other branded prescription products commercialized by Parent or its applicable controlled affiliate, which shall be in accordance with GAAP, including the accounting methods for translating activity denominated in foreign currencies into United States dollar amounts. In the case of any sale of NUZYRA between or among the Company, its affiliates, distributors, licensees and sublicensees, for resale, Net Sales will be calculated as above only on the value charged or invoiced on the first arm’s-length sale thereafter to a third party. In the case of any sale for value other than exclusively for money (but excluding any patient assistance programs), Net Sales will be calculated on the market price of NUZYRA in the jurisdiction of sale during the relevant period.

For purposes of determining if the Milestone has been achieved, “Permitted Deductions” means, without duplication, the following deductions to the extent included in the gross invoiced sales price of NUZYRA, or otherwise directly paid or incurred by Parent or any of its controlled affiliates with respect to the sale: (1) normal and customary trade and quantity discounts, including prompt payment discounts, actually allowed and properly taken directly with respect to sales of NUZYRA; (2) amounts repaid or credited by reasons of defects, recalls, returns, rebates or allowances of goods or because of retroactive price reductions specifically identifiable to

NUZYRA; (3) chargebacks, rebates (or the equivalent thereof) and other amounts paid on sale of NUZYRA, including such payments mandated by programs of governmental bodies; (4) rebates (or the equivalent thereof) and administrative fees paid to medical healthcare organizations, to group purchasing organizations or to trade customers in line with approved contract terms or other normal and customary understandings and arrangements; (5) tariffs, duties, excise, sales, value-added and other taxes (other than taxes based on net income) and charges of governmental bodies; (6) reasonable reserves made for uncollectible debt or amounts on previously sold products to the extent actual collections do not ultimately exceed the amount of net sales net of such reserves; (7) discounts pursuant to indigent patient programs and patient discount programs and coupon discounts; (8) transportation, freight, postage, importation, shipping insurance and other handling expenses; (9) institutional and other buying group chargebacks; (10) that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111 148 (as amended) and reasonably allocable to sales of NUZYRA; (11) the portion of administrative fees paid during the relevant time period to group purchasing organizations, pharmaceutical benefit managers, or Medicare Prescription Drug Plans relating to NUZYRA; (12) amounts paid or credited to wholesalers for services related to the sales of NUZYRA; and (13) required distribution commissions and fees (including fees related to services provided pursuant to distribution service agreements with wholesalers, fee-for-service wholesaler fees and inventory management fees) payable to any third party providing distribution services to the Company.

The Company Board believes, based on management’s assumptions regarding the probability and timing of achievement of the conditions with respect to the CVR set forth in the CVR Agreement, that the CVR milestone is achievable, taking into account the latest forecasts with respect to NUZRYA revenue and the fact that Parent has agreed to use commercially reasonable efforts to achieve the milestone. However, it is possible that the Milestone described above will not be achieved, in which case a holder of a CVR will be entitled to receive only the Cash Consideration and no payment with respect to such holder’s CVRs.

Upon the written request of the Rights Agent or holders of at least forty percent (40%) of the outstanding CVRs (the “Acting Holders”) within thirty (30) days of the delivery of any written statement from Parent setting forth the related calculations for a determination of “Net Sales”, which is referred to as a “Net Sales Statement”, (each period, a “Review Request Period”) but no more than once per calendar year, Parent shall permit, and shall cause its controlled affiliates to permit, the independent accountant selected pursuant to the terms of the CVR Agreement have access during normal business hours to such of the records of the Company as may be reasonably necessary to verify the accuracy of the Net Sales Statement and the figures underlying the calculations set forth therein, including, without limitation, all written materials related to any sale transaction reasonably requested by such independent accountant. If the independent accountant concludes that the Milestone was achieved and the payment of $0.85 per share upon satisfaction of the conditions set forth in the Contingent Value Rights Agreement was not paid to the CVR holders, Parent shall pay or cause to be paid to the Rights Agent such amount with respect to each CVR within ninety (90) calendar days of the date the Acting Holders deliver to Parent the independent accountant’s written report. The decision of the independent accountant shall be final, conclusive and binding on Parent and the CVR holders, shall be non-appealable and shall not be subject to further review. If, upon the expiration of a Review Request Period, the Acting Holders have not requested a review of the Net Sales Statement in accordance with the terms of the CVR Agreement, the calculations set forth in such Net Sales Statement shall be binding and conclusive upon the CVR holders.

With the consent of the Acting Holders, whether evidenced in writing or taken at a meeting of the CVR holders, Parent, when authorized by a resolution of the board of directors of Parent, and the Rights Agent may enter into one or more amendments to the CVR Agreement for the purpose of adding, eliminating or changing any provisions of the CVR Agreement, even if such addition, elimination or change is materially adverse to the interest of the CVR holders; provided, however, that the following amendments require consent of the CVR holders of sixty-five percent (65%) of the outstanding CVRs: (i) modifying in a manner adverse to the CVR holders (A) any provision contained in the CVR Agreement with respect to the termination of the CVR Agreement or the CVRs, (B) the time for, and amount of, any payment to be made to the CVR holders pursuant to the CVR Agreement, or (C) the Milestones, (ii) reducing the number of CVRs, or (iii) modifying any provisions of the amendment provision, except to increase the percentage of CVR holders from whom consent is required or to provide that certain provisions of the CVR Agreement cannot be modified or waived without the consent of the holder of each outstanding CVR affected thereby.

Subject to the requirements outlined in the preceding paragraph, Parent, when authorized by a resolution of the board of directors of Parent, and the Rights Agent, in the Rights Agent’s sole and absolute discretion, may enter into one or more amendments to the CVR Agreement without the consent of any CVR holders for the purpose of (i) evidencing the succession of another person or entity as a successor rights agent and the assumption by any such successor of the covenants and obligations of the Rights Agent, (ii) adding to the covenants of Parent such further covenants, restrictions, conditions or provisions as Parent and the Rights Agent will consider to be for the protection of the CVR holders, provided that such provisions do not materially adversely affect the interests of the CVR holders, (iii) curing any ambiguity, to correct or supplement any provision in the CVR Agreement that may be defective or inconsistent with any other provision of the CVR Agreement, or to make any other provision with respect to matters or questions arising under the CVR Agreement, provided that such provisions do not materially adversely affect the interests of the CVR holders, (iv) ensuring that the CVR is not subject to registration under the Securities Act or the Exchange Act, (v) canceling CVRs in the event that (A) any CVR holder has abandoned its rights to such CVRs in accordance with the terms of the CVR Agreement or (B) following a transfer of such CVRs to Parent or its affiliates in accordance with the terms of the CVR Agreement, (vi) ensuring that Parent complies with applicable law, provided that such amendments do not materially affect the interests of the CVR holders, or (vii) adding, eliminating or changing any provisions of the CVR Agreement, provided that such addition, elimination or change is not materially adverse to the interests of the CVR holders. Parent, when authorized by a resolution of the board of directors of Parent, may enter into one or more amendments to the CVR Agreement without the consent of any CVR holders or the Rights Agent for the purpose of evidencing the succession of another person or entity to Parent and the assumption by any such successor of the covenants of Parent in the CVR Agreement. Promptly following the execution of any amendment without the consent of any CVR holders, Parent will mail (or cause the Rights Agent to mail) a notice of such amendment by first class mail to the CVR holders setting forth in general terms the substance of such amendment.

Except for the rights of the Rights Agent set forth in the CVR Agreement, the Acting Holders will have the sole right, on behalf of all CVR holders to institute any action or proceeding with respect to the CVR Agreement, and no individual CVR holder or other group of CVR holders will be entitled to exercise such rights.

After the Closing, Parent may from time to time instruct the Rights Agent to include as holders of CVRs any record holders of Company Convertible Notes who have elected to convert such Company Convertible Notes into Merger Consideration pursuant to Section 5.20 of the Merger Agreement and the First Supplemental Indenture in respect of such Company Convertible Notes. The inclusion of additional CVR holders as a result of any conversion of Company Convertible Notes into Merger Consideration is not expected to impact the likelihood that existing CVR holders will receive the CVR Consideration.

The right to the CVR Consideration is a contractual right pursuant to the CVR Agreement and will not be transferable, except in the limited circumstances specified in the CVR Agreement.

The foregoing summary and description of the CVR Agreement is qualified in its entirety by the more detailed description and explanation contained in the CVR Agreement, the form of which is attached to this proxy statement as Annex B.

Voting Agreement

On June 6, 2023, concurrently with the execution and delivery of the Merger Agreement, the Management Stockholders (including Evan Loh), holding an aggregate of 4.73% of the outstanding Company Common Stock, entered into the Voting Agreement with the Company and Parent. Pursuant to the Voting Agreement, the

Management Stockholders have agreed to vote, and have granted Parent an irrevocable proxy with respect to the voting of, all Shares of Company Common Stock owned by them in favor of the adoption of the Merger Agreement and the approval of the Contemplated Transactions and against certain actions that would prevent, interfere with or delay the consummation of the Merger. The Voting Agreement terminates upon the earlier of the Effective Time, the termination of the Merger Agreement in accordance with its terms or upon mutual agreement of Parent and the Management Stockholder. A copy of the form of Voting Agreement entered into by each Management Stockholder and Parent is attached as Annex C to this proxy statement.

Subscription Agreement

On June 6, 2023, concurrently with the execution and delivery of the Merger Agreement, certain management employees and former management employees of the Company (the “Subscribers”) each entered into a subscription agreement (the “Subscription Agreement”) with Resistance TopCo L.P., a Delaware limited partnership (“TopCo”) and the Company, pursuant to which, immediately after the Effective Time, each Subscriber subscribes for a number of non-voting common units of TopCo based on the Subscriber’s gross, pre-tax payments under the Company’s RPIP that become due in connection with the Closing. For certain Subscribers, the Subscription Agreement further provides that the Equity Award Consideration that becomes payable after the Closing may be settled in the form of cash or vested non-voting common units of TopCo with a fair market value, as of the payment date, equal to the amount of Equity Award Consideration that has become payable; provided, that the Company will retain a number of TopCo units sufficient to satisfy all withholding taxes that become due with respect to the Equity Award Consideration.

Effective Time of the Merger

Subject to the terms and conditions set forth in the Merger Agreement, the Closing will take place by the remote exchange of documents as soon as practicable, but in no event later than the third (3rd ) business day after the satisfaction or waiver of all conditions to the Closing (excluding conditions that, by their terms, cannot be satisfied until the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) (see “The Merger Agreement — Conditions to the Completion of the Merger”), or at such other place or on such other date as Parent and the Company may mutually agree.

The Merger will become effective, at the Effective Time, upon the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with, the relevant provisions of the DGCL, or later time as specified in the Certificate of Merger and such later time specified in the Certificate of Merger and agreed to by Merger Sub and the Company.

Payment of Merger Consideration

At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time of the Merger (but excluding Cancelled Shares and Dissenting Shares) will be cancelled and automatically converted into the right to receive the Merger Consideration, in accordance with and subject to the terms and conditions set forth in the Merger Agreement.

At or prior to the Effective Time, Parent will deposit, or cause to be deposited, with the Paying Agent, cash in an amount sufficient to pay the aggregate Cash Consideration required to be paid by the Paying Agent in accordance with the Merger Agreement, for the benefit of holders of (i) a Certificate which, immediately prior to the Effective Time represented outstanding Shares that were cancelled and retired and converted pursuant to the Merger Agreement into the right to receive the Merger Consideration and (ii) each Book-Entry Share, which, immediately prior to the Effective Time represented outstanding Shares that were cancelled and retired and converted pursuant to the Merger Agreement into the right to receive the Merger Consideration.

As soon as reasonably practicable after the Effective Time, Parent will cause the Paying Agent to mail to each holder of record of a Certificate, which immediately prior to the Effective Time represented outstanding Shares that were cancelled and retired and converted pursuant to the Merger Agreement into the right to receive the Merger Consideration, (i) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificate will pass, only upon delivery of such Certificate to the Paying Agent and (ii) instructions for effecting the surrender of the Certificate in exchange for payment of the Merger Consideration.

Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed and properly completed, or “agent’s message,” as applicable, the holder of such Certificate will be entitled to receive in exchange therefor the Merger Consideration, subject to all required tax withholding as provided in the Merger Agreement, for each Share formerly represented by such Certificate, and the Certificate so surrendered will be cancelled. Until surrendered as contemplated by the foregoing, each Certificate will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration, subject to all required tax withholding as provided in the Merger Agreement, and will not evidence any interest in, or any right to exercise the rights of a stockholder or other equity holder of, the Company or the Surviving Corporation.

No holder of record of a Book-Entry Share, which immediately prior to the Effective Time represented outstanding Shares that were cancelled and retired and converted pursuant to the Merger Agreement into the right to receive the Merger Consideration, will be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration in respect of such Book-Entry Share. In lieu thereof, upon receipt by the Paying Agent, or by such other agent or agents as may be appointed by Parent, of an “agent’s message” in customary form (or such other evidence, if any, as the Paying Agent may reasonable request) the holder of such Book-Entry Share will be entitled to receive in exchange therefor the Merger Consideration, subject to all required tax withholding as provided in the Merger Agreement, for each Share formerly represented by such Book-Entry Share, and the Book-Entry Share will be cancelled. Payment of the Merger Consideration with respect to Book-Entry Shares will only be made to the person in whose name the Book-Entry Shares are registered. Until such “agent’s message” (or such other evidence) is received as contemplated by the Merger Agreement, each Book-Entry Share will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration, subject to all required tax withholding as provided in the Merger Agreement, and will not evidence any interest in, or any right to exercise the rights of a stockholder or other equity holder of, the Company or the Surviving Corporation.

At any time following the date that is twelve (12) months after the Effective Time, Parent may require the Paying Agent to deliver to the Surviving Corporation any funds (including any interest received with respect thereto) that have been made available to the Paying Agent and that have not been disbursed to holders of Certificates and Book-Entry Shares, and thereafter such holders will be entitled to look to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) with respect to the Cash Consideration payable upon surrender of a Certificate or Book-Entry Share. The Surviving Corporation will pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Shares for the Cash Consideration. If any Certificate or Book-Entry Share has not been surrendered immediately prior to the date on which the Cash Consideration in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any governmental body, any Cash Consideration in respect of such Certificate or Book-Entry Share will, to the extent permitted by applicable law, immediately prior to such time become the property of the Surviving Corporation, free and clear of all claims or interest of any individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act) previously entitled thereto.

From and after the Effective Time, the stock transfer books of the Company will be closed, and no subsequent transfers of Shares that were issued prior to the Effective Time will be registered. After the Effective Time, any Certificate or Book-Entry Share presented to the Surviving Corporation for transfer will be cancelled and exchanged for the consideration provided for, and in accordance with the procedures set forth in the Merger Agreement.

In the event that any Certificate has been lost, stolen or destroyed, upon the holder’s delivery of an affidavit of loss to the Paying Agent (and, if required by Parent or the Paying Agent, the posting by such holder of a bond in customary amount and upon such terms as may be reasonably required by Parent or the Paying Agent as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate), the Paying Agent will deliver as consideration for the lost, stolen or destroyed Certificate the applicable Merger Consideration payable in respect of the Shares represented by such Certificate.

THE MERGER AGREEMENT

The Merger Agreement

The following describes the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference herein in its entirety. The descriptions in this section and elsewhere in this proxy statement are subject to, and qualified in their entirety by, reference to the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read carefully the Merger Agreement in its entirety before making any decisions regarding the Merger because it is the principal document governing the Merger.

The Merger Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Merger Agreement, and are not intended to provide you with any factual information about us or to modify or supplement any factual disclosures about us contained in this proxy statement or in our public reports filed with the SEC. In particular, the Merger Agreement and this summary are not intended to be, and should not be relied upon as, disclosures regarding the actual state of any facts and circumstances relating to the Company. Such information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in the section titled “Where You Can Find More Information.”

The Merger Agreement contains representations and warranties by and covenants of each of the parties to the Merger Agreement that were made only for the purposes of the Merger Agreement and as of specified dates. Those representations, warranties and covenants were made solely for the benefit of the parties to the Merger Agreement and as of specified dates. Those representations, warranties and covenants were made solely for the benefit of the parties to the Merger Agreement, were qualified and subject to important limitations in connection with the negotiation of the Merger Agreement (including by being qualified by confidential disclosure letters and certain other disclosures exchanged between the parties to the Merger Agreement, which are not reflected in the Merger Agreement) and may be subject to contractual standards of materiality which may differ from what may be viewed as material by you or other investors. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Contemplated Transactions if the representations and warranties of the other party prove to be untrue due to a change in circumstances or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. As of the date of this proxy statement, except as set forth in the Company’s public disclosures, there are no specific material facts that exist that the Company believes materially contradicts its representations and warranties in the Merger Agreement. The Company will provide additional disclosure in its public reports to the extent it becomes aware of the existence of any specific material facts that are required to be disclosed under U.S. federal securities laws and might contradict its representations and warranties contained in the Merger Agreement. In any event, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference herein. See the section titled “Where You Can Find More Information.”

Capitalized terms used herein and not otherwise defined in this proxy statement have the meanings set forth in the Merger Agreement. Stockholders and other interested parties should read the Merger Agreement for a more complete description of the provisions summarized below.

The Merger

Upon the terms and subject to the conditions of the Merger Agreement and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub will cease, and the Company will continue as the Surviving Corporation. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub will be vested in the Surviving Corporation, and all obligations, debts, liabilities and duties of the Company and Merger Sub will be the obligations, debts, liabilities and duties of the Surviving Corporation.

The Merger Consideration

At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or the holders of their respective securities, the following will occur:

A.

each Share issued and outstanding immediately prior to the Effective Time (other than the Cancelled Shares and Dissenting Shares) will be cancelled and retired and automatically converted into the right to receive the Cash Consideration, but subject to reduction for any applicable withholding Taxes payable in respect thereof and a CVR that shall represent the right to receive $0.85 upon satisfaction of certain conditions set forth in the Contingent Value Rights Agreement in the form attached as Annex III to the Merger Agreement, to be entered into between Parent and the Rights Agent, if any, at the times provided for in the CVR Agreement, without interest thereon (the “CVR Consideration”), but subject to reduction for any applicable withholding Taxes payable in respect thereof;

B.

each Share held in the treasury of the Company or owned by the Company or any direct or indirect wholly-owned Subsidiary, of the Company and each Share owned by Parent, Merger Sub or any direct or indirect wholly-owned Subsidiary of Parent or Merger Sub immediately prior to the Effective Time (the “Cancelled Shares”) will be cancelled and retired without any conversion thereof;

C.

each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one (1) share of common stock, par value $0.01 per share, of the Surviving Corporation with the same rights, powers and privileges as the shares so converted, which shall constitute the only outstanding shares of capital stock of the Surviving Corporation after the Effective Time; and

D.

each Dissenting Share immediately prior to the Effective Time will be cancelled and retired without any conversion thereof, and Dissenting Shares will thereafter only represent the right to receive payment pursuant to Section 262 of the DGCL and as described in the Merger Agreement.

Impact of Stock Splits, Etc.

If, between the date of the Merger Agreement and the Effective Time, the outstanding Shares are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, combination, exchange of shares, reclassification, recapitalization or other similar transaction, then the Merger Consideration will be appropriately adjusted, subject to the terms of the Merger Agreement.

Treatment of Equity Awards and Company Warrants

Pursuant to the Merger Agreement, at the Effective Time:

A.	Each Company Stock Option that is then outstanding and unvested will vest in full.

B.

Each In-the-Money Option that is outstanding will be cancelled, and, in exchange therefor, the holder of such cancelled In-the-Money Option will be entitled to receive (without interest), (A) an amount in cash (less applicable tax withholdings) equal to the product of (x) the total number of Shares subject to such In-the-Money Option immediately prior to the Effective Time, multiplied by (y) the excess, of the Cash Consideration over the applicable exercise price per Share under such In-the-Money Option, and

(B) the CVR Payment with respect to each Share subject to such In-the-Money Option. Each CVR In-the-Money Option that is outstanding will be cancelled and, in exchange therefor, the holder of such cancelled CVR In-the-Money Option will be entitled to receive (without interest), in respect of the cancellation of such CVR In-the-Money Option, (A) if the conditions to payment of CVRs set forth in the CVR Agreement are satisfied, an amount in cash (less applicable tax withholdings) equal to (1) the excess of (x) the sum of the Cash Consideration plus the CVR Payment over (y) the applicable exercise price per share under such CVR In-the-Money Option, multiplied by (2) the total number of Shares subject to such CVR In-the-Money Option immediately prior to the Effective Time, or (B) if the conditions to payment of CVRs set forth in the CVR Agreement are not satisfied, no consideration.

C.	Each Company Stock Option that is not an In-the-Money Option or a CVR In-the-Money Option shall be cancelled for no consideration.

D.

Except as otherwise agreed in a Subscription Agreement, each Company Equity Award that is outstanding will be cancelled, and the holder of such cancelled Company Equity Award will be entitled, in exchange therefor, to receive (without interest and less any applicable withholding taxes) the Equity Award Consideration; provided, that any payment of the Equity Award Consideration in respect of an unvested Company Equity Award, will remain subject to the same vesting conditions as were applicable to such Company Equity Award immediately prior to the Effective Time and shall only become payable to the holder of such cancelled Company Equity Award to the extent such vesting conditions are satisfied following the Closing (including by reason of any qualifying employment termination in the case of any Company Equity Award with single- or double-trigger severance protection pursuant to the terms of a Company Equity Plan, a Company Equity Award agreement, an employment agreement, the New Severance Plan or otherwise). Each Company Warrant shall be cancelled for no consideration.

Subject to the terms of the Merger Agreement and, as applicable, the terms of a Subscription Agreement, Parent shall cause the Surviving Corporation to make all payments to former holders of Company Stock Options and Company Equity Awards required under the Merger Agreement as promptly as reasonably practicable after the Effective Time, and, in any event no later than the first regularly scheduled payroll date of the Surviving Corporation occurring on or after the fifth (5th) business day after (i) the Effective Time or (ii), with respect to any CVR Payment, the satisfaction of the conditions to payment of CVRs set forth in the CVR Agreement.

The Merger Agreement provides that the commencement of any future offering period during which participating employees of the Company may purchase shares of Company Common Stock under the Company ESPP or the Company’s 2009 Employee Stock Purchase Plan is suspended unless and until the Merger Agreement is terminated. The Company previously elected to suspend the Company ESPP, and there are no outstanding options to purchase Company Common Stock under the Company ESPP or under the Company’s 2009 Employee Stock Purchase Plan.

Exchange Procedures and Payment Procedures

At or prior to the Effective Time, Parent will deposit or cause to be deposited with the Paying Agent, cash in an amount sufficient to pay the aggregate Cash Consideration. In the event that the amount of cash held by the Paying Agent is insufficient to pay the aggregate Cash Consideration, Parent will promptly deposit, or cause to be deposited, additional funds with the Paying Agent in an amount which is equal to the deficiency in the amount required to make all such payments described in the paragraph below. The aggregate Cash Consideration as so deposited with the Paying Agent will not be used for any purpose other than to fund payments described in the paragraph below, except as expressly provided for in the Merger Agreement. Any portion of the cash made available to the Paying Agent in respect of any Dissenting Shares will be returned to Parent, upon demand. For the avoidance of doubt, any cash consideration payable related to the In-the-Money Options, CVR In-the-Money Options or Company Equity Awards will not be deposited with the Paying Agent and will be paid in accordance with the terms of the Merger Agreement.

As soon as reasonably practicable after the Effective Time, Parent will cause the Paying Agent to mail to each holder of record of a Certificate, which immediately prior to the Effective Time represented outstanding Shares that were cancelled and retired and converted pursuant to the Merger Agreement into the right to receive the Merger Consideration, (i) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificate will pass, only upon delivery of such Certificate to the Paying Agent and (ii) instructions for effecting the surrender of the Certificate in exchange for payment of the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed and properly completed, or “agent’s message,” as applicable, the holder of such Certificate will be entitled to receive in exchange therefor the Merger Consideration, subject to all required Tax withholding as provided in the Merger Agreement, for each Share formerly represented by such Certificate, and the Certificate so surrendered will be cancelled. Until surrendered as described in this paragraph, each Certificate will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration, subject to all required Tax withholding as provided in the Merger Agreement, and will not evidence any interest in, or any right to exercise the rights of a stockholder or other equity holder of, the Company or the Surviving Corporation.

No holder of record of a Book-Entry Share, which immediately prior to the Effective Time represented outstanding Shares that were cancelled and retired and converted pursuant to the Merger Agreement into the right to receive the Merger Consideration, will be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration in respect of such Book-Entry Share. In lieu thereof, upon receipt by the Paying Agent, or by such other agent or agents as may be appointed by Parent, of an “agent’s message” in customary form (or such other evidence, if any, as the Paying Agent may reasonable request) the holder of such Book-Entry Share will be entitled to receive in exchange therefor the Merger Consideration, subject to all required Tax withholding as provided in the Merger Agreement, for each Share formerly represented by such Book-Entry Share, and the Book-Entry Share will be cancelled. Payment of the Merger Consideration with respect to Book-Entry Shares will only be made to the Person in whose name the Book-Entry Shares are registered. Until such “agent’s message” (or such other evidence) is received as described in this paragraph, each Book-Entry Share will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration, subject to all required Tax withholding as provided in the Merger Agreement, and will not evidence any interest in, or any right to exercise the rights of a stockholder or other equity holder of, the Company or the Surviving Corporation.

At any time following the date that is twelve (12) months after the Effective Time, Parent may require the Paying Agent to deliver to the Surviving Corporation any funds (including any interest received with respect thereto) that have been made available to the Paying Agent and that have not been disbursed to holders of Certificates and Book-Entry Shares, and thereafter such holders will be entitled to look to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) with respect to the Cash Consideration payable upon surrender of a Certificate or Book-Entry Share. The Surviving Corporation will pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Shares for the Cash Consideration. If any Certificate or Book-Entry Share has not been surrendered immediately prior to the date on which the Cash Consideration in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any governmental body, any Cash Consideration in respect of such Certificate or Book-Entry Share will, to the extent permitted by applicable law, immediately prior to such time become the property of the Surviving Corporation, free and clear of all claims or interest of any individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act) previously entitled thereto.

From and after the Effective Time, the stock transfer books of the Company will be closed, and no subsequent transfers of Shares that were issued prior to the Effective Time will be registered. After the Effective Time, any Certificate or Book-Entry Share presented to the Surviving Corporation for transfer will be cancelled and exchanged for the consideration provided for, and in accordance with the procedures set forth in the Merger Agreement.

In the event that any Certificate has been lost, stolen or destroyed, upon the holder’s delivery of an affidavit of loss to the Paying Agent (and, if required by Parent or the Paying Agent, the posting by such holder of a bond in customary amount and upon such terms as may be reasonably required by Parent or the Paying Agent as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate), the Paying Agent will deliver as consideration for the lost, stolen or destroyed Certificate the applicable Merger Consideration payable in respect of the Shares represented by such Certificate.

Withholding

Each of Parent, Merger Sub, the Surviving Corporation and the Paying Agent are entitled to deduct and withhold from any amounts payable or otherwise deliverable pursuant to the Merger Agreement such amounts as are required to be deducted and withheld therefrom under the Code, or the Treasury Regulations thereunder, or any other applicable tax law. Any compensatory amounts payable pursuant to or as contemplated by the Merger Agreement, will be remitted to the applicable payor for payment to the applicable Person through regular payroll procedures, as applicable. To the extent that any amounts are so deducted and withheld, such amounts (i) will be treated for all purposes under the Merger Agreement as having been paid to the Person to whom such amounts would otherwise have been paid and (ii) will be timely paid over to the appropriate governmental body.

Dissenters’ Rights

Notwithstanding anything in the Merger Agreement to the contrary, Shares outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and properly demands appraisal for such Shares in accordance with Section 262 will not be converted into a right to receive the Merger Consideration unless such holder fails to perfect or effectively withdraws or otherwise loses his, her, or its right to appraisal. From and after the Effective Time, a holder of Shares who has properly exercised appraisal rights will not have any rights of a stockholder of the Company or the Surviving Corporation with respect to such Shares, except those provided under Section 262 of the DGCL. A holder of Dissenting Shares will be entitled only to receive payment of the appraised value of such Shares in accordance with Section 262 of the DGCL, unless, after the Effective Time, such holder effectively withdraws or loses his, her, or its right to appraisal in accordance with Section 262 of the DGCL, in which case such Dissenting Shares will be treated as if such Shares had been converted as of the Effective Time into the right to receive the Merger Consideration, without interest thereon, upon surrender of the Certificate or Book-Entry Share pursuant to the terms of the Merger Agreement.

The Company will provide Parent with prompt written notice of any written demands for appraisal, withdrawals of such demands, and any other instruments received by the Company from holders of Shares relating to rights of appraisal, and Parent will have the opportunity and right to direct the conduct of all negotiations and proceedings with respect to demands for appraisal. Except with the prior written consent of Parent, the Company will not, and will not agree to, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for appraisal.

Organizational Documents, Directors and Officers of the Surviving Corporation

At the Effective Time:

A.

the certificate of incorporation of the Company will, by virtue of the Merger, be amended and restated in its entirety to read in the form of Annex I to the Merger Agreement, and as so amended, will be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with its terms and as provided by applicable law; and

B.

without any further action on the part of the Company or Merger Sub, the bylaws of the Company will be amended and restated in their entirety so as to read in the form of Annex II to the Merger Agreement, and, as so amended, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with their terms, in accordance with the certificate of incorporation of the Surviving Corporation and as provided by applicable law.

The directors of Merger Sub immediately prior to the Effective Time will be the initial directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time will be the initial officers of the Surviving Corporation, in each case, until the earlier of his or her death, resignation, or removal, or until his or her successor is duly elected and qualified in accordance with the Surviving Corporation’s certificate of incorporation and bylaws.

Closing and Effective Time of the Merger

Subject to the provisions of the Merger Agreement and pursuant to the DGCL, the Closing take place by the remote exchange of documents as soon as practicable, but in no event later than the third (3rd) business day after the satisfaction or waiver of the conditions to the Closing in the Merger Agreement (see “The Merger Agreement — Conditions to the Completion of the Merger”) (excluding conditions that, by their terms, cannot be satisfied until the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), or at such other place or on the such other date as Parent and the Company may mutually agree.

Closing of the Merger

At the Closing, the parties to the Merger Agreement will cause the Merger to be consummated by filing a Certificate of Merger with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with, the relevant provisions of the DGCL and will make all other filings or recordings required under the DGCL in connection with the Merger.

Delisting and Deregistration

Prior to the Effective Time, the Company will cooperate with Parent and the Company will use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable on its part under laws and the rules and policies of Nasdaq to cause the delisting of the Company and of the Shares from Nasdaq as promptly as practicable after the Effective Time and the deregistration of the Shares under the Exchange Act as promptly as practicable after such delisting. The Company will not cause the Shares to be delisted from Nasdaq prior to the Effective Time.

Representations and Warranties

In the Merger Agreement, the Company has made customary representations and warranties to Parent and Merger Sub, which are qualified by information set forth in a confidential disclosure letter delivered by the Company to Parent and Merger Sub in connection with the execution of the Merger Agreement (the “Company Disclosure Letter”) and certain disclosures in the Company’s SEC filings since December 31, 2022 and publicly available prior to the date of the Merger Agreement, including, among others, representations and warranties relating to: organization and corporate power; due authorization, enforceability of the Merger Agreement, capitalization; subsidiaries; required governmental authorizations; the vote of the Company’s stockholders required to approve the Merger; non-contravention of applicable law and orders and the Company’s organizational documents and contracts; SEC filings, financial statements and internal controls; the absence of undisclosed liabilities; the absence of a Company Material Adverse Effect; the absence of certain changes to the business of the Company since December 31, 2022; information provided or included in this proxy statement; brokers’ fees; employee benefit plans; litigation; taxes; compliance with laws and permits; environmental matters; intellectual property; real property; material contracts; regulatory compliance; insurance; and FDA and regulatory law matters. Each of Parent and Merger Sub has made customary representations and warranties to the Company with respect to, among other matters: organization and corporate power; due authorization; the enforceability of the Merger Agreement; information provided or included in this proxy statement; required governmental authorizations; non-contravention of applicable law and orders and their organizational documents and contracts; litigation; that neither is an “interested stockholder” within the meaning of Section 203 of the DGCL; the capitalization and operations of Merger Sub; the Cash Equity and the Debt Financing, (collectively, the “Financing”); investigation by Parent and Merger Sub into the businesses, assets, condition, operations, and prospects of the Company and its subsidiaries; solvency of Parent and its subsidiaries and brokers’ fees.

Some of the representations and warranties in the Merger Agreement made by the Company are qualified as to “materiality” or “Company Material Adverse Effect”. For purposes of the Merger Agreement, a “Company Material Adverse Effect” means any change, effect, event, inaccuracy, occurrence, circumstance, condition, facts or state of facts or worsening thereof or other matter that individually or in the aggregate, has or is reasonably expected to have, a material adverse effect on the business, condition (financial or otherwise), assets, liabilities, operations, or results of operations of the Company and its Subsidiaries, taken as a whole. However, any changes, effects, events, inaccuracies, occurrences, circumstances, conditions, facts or state of facts or worsening thereof, or other matters resulting from any of the following are not deemed to constitute a Company Material Adverse Effect and will be disregarded in determining whether a Company Material Adverse Effect has occurred:

A.

matters generally affecting the U.S. or foreign economies, financial or securities markets, or political, legislative, or regulatory conditions, or the industry in which the Company and its Subsidiaries operate, except to the extent such matters have a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the impact on other similarly situated companies in the industry and in the markets in which the Company and its Subsidiaries operate;

B.	the negotiation, execution, announcement, or pendency of the Merger Agreement or the Contemplated Transactions;

C.

any change in the market price or trading volume of the Shares, however, this exception will not preclude a determination that a matter underlying such change has resulted in or contributed to a Company Material Adverse Effect unless otherwise excluded;

D.	the occurrence, escalation, outbreak or worsening of hostilities, acts or threats of war or terrorism (including the Russian-Ukrainian War or cyber-terrorism);

E.

any plagues, pandemics (including SARS-CoV-2 or COVID-19 and any evolution thereof or related or associated epidemics, pandemics or disease outbreaks, collectively “COVID-19”) or any escalation or worsening or subsequent waves thereof, epidemics or other outbreaks of diseases or public health events, hurricane, tornado, tsunami, flood, volcanic eruption, earthquake, nuclear incident, weather conditions or other natural or man-made disaster or other force majeure event;

F.

any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar laws, directives, restrictions, guidelines, responses or recommendations of or promulgated by any governmental body, including the Centers for Disease Control and Prevention and the World Health Organization, or other reasonable actions taken, in each case, in connection with or in response to COVID-19 and any evolutions or mutations thereof;

G.

changes in laws, regulations, or accounting principles, or interpretations thereof, except to the extent such matters have a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the impact on other similarly situated companies in the industry and in the markets in which the Company and its Subsidiaries operate;

H.

the performance of the Merger Agreement and the Contemplated Transactions, including compliance with covenants set forth in the Merger Agreement, or any action taken or omitted to be taken by the Company (i) at the request or with the prior written consent of Parent or Merger Sub or (ii) due to Parent not granting a consent requested by the Company;

I.

the initiation or settlement of any legal proceedings commenced by or involving (x) any governmental body in connection with the Merger Agreement or the Contemplated Transactions or (y) any current or former holder of Shares (on their own or on behalf of the Company) arising out of or related to the Merger Agreement or the Contemplated Transactions, or the settlement of any litigation pending as of the date of the Merger Agreement;

J.

any failure by the Company to meet any internal or analyst projections or forecasts or estimates of revenues, earnings, or other financial metrics for any period on or after the date of the Merger Agreement; or

K.

any recommendations, statements or other pronouncements made, published or proposed by professional medical organizations or any governmental body, or any panel or advisory body empowered or appointed thereby, relating to any products or product candidates of any competitors of the Company, however, this exception will not preclude a determination that a matter underlying such failure has resulted in or contributed to a Company Material Adverse Effect, unless otherwise excluded

Pursuant to the Merger Agreement, the Company has represented that the Company Board has (a) determined that the Merger Agreement and the Contemplated Transactions are fair to, and in the best interests of, the Company and the holders of the Shares, and that it is advisable to enter into the Merger Agreement, (b) approved the Merger Agreement, and (c) resolved, to recommend that the holders of the Shares adopt the Merger Agreement.

Covenants Related to the Company’s Conduct of Business

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the earlier of the termination of the Merger Agreement and the Effective Time (the “Pre-Closing Period”), except (a) as set forth in the Company Disclosure Letter, (b) as required by applicable law, (c) as expressly permitted or contemplated by the Merger Agreement, or (d) with the prior written consent of Parent (which consent will not be unreasonably delayed, withheld or conditioned), from the date of the Merger Agreement until the earlier of the Effective Time or the date the Merger Agreement is terminated, the Company will, and will cause its Subsidiaries to, use reasonable best efforts to:

A.	carry on its business in the ordinary course of business and in a manner consistent with past practice;

B.	preserve intact its current assets and business organization and keep available the services of its current officers and employees;

C.	carry on its business in compliance in all respects with all applicable laws, including without limitation, all applicable Health Care Laws;

D.

notify and consult with Parent prior to meeting with, or submitting any material correspondence (other than routine correspondence as may be required in connection with any Regulatory Permit) to, the FDA or any other comparable regulatory authority; and

E.	preserve its relationships and goodwill with customers, suppliers, partners, licensors, licensees, distributors, Governmental Bodies, employees and others having business dealings with it.

The Merger Agreement also contains specific covenants restricting the Company and each of its Subsidiaries from taking certain actions during the Pre-Closing Period without the prior written consent of Parent (which will not be unreasonably delayed, withheld or conditioned) (subject to the same exceptions listed above) including, among other things, not to:

A.

establish a record date for, authorize, declare, set aside or pay any dividends on or make other distributions (whether in cash, assets, stock or property) in respect of any of its capital stock or shares, except for the declaration and payment of dividends or distributions by a direct wholly-owned Subsidiary of the Company solely to its parent;

B.

directly or indirectly redeem, repurchase or otherwise acquire any shares of its capital stock or any Company Stock Option or Company Equity Award except, in each case, (1) in transactions solely between or among the Company and its wholly-owned Subsidiaries, (2) as required to fulfill its obligations under any contract, existing as of the date of the Merger Agreement and listed in the relevant section of the Company Disclosure Letter, (3) as a result of net share settlement of any Company Stock Option or Company Equity Award or to satisfy the exercise price or withholding tax obligations in respect of any Company Stock Option or Company Equity Award or (4) any forfeitures or repurchases of Company Stock Options or Company Equity Awards;

C.

grant, issue, sell, pledge, dispose of or otherwise encumber, or authorize the grant, issuance, sale, pledge, disposition or other encumbrance of, (1) any shares of capital stock or other ownership interest in the Company or any of its Subsidiaries, (2) any securities convertible into or exchangeable or exercisable for any such shares or ownership interest, (3) any phantom equity or similar contractual rights, or (4) any rights, warrants, options, stock appreciation rights, restricted stock, stock units, or other equity or equity-based compensation to acquire or with respect to any such shares of capital stock, ownership interest or convertible or exchangeable securities, subject to certain exceptions;

D.

except as required by the terms of any employee benefit plan of the Company or any of its Subsidiaries (each, a “Company Plan”) as in effect as of the date of the Merger Agreement or as required by applicable law, (1) modify or increase the wages, salary or other compensation or benefits payable to any current or former any officer, director, employee or individual independent contractor or consultant of the Company or any of its Subsidiaries (each, a “Service Provider”), other than annual increases in base compensation made in the ordinary course of business consistent with past practice with respect to the Company’s or its Subsidiaries’ employees whose annual base compensation is less than $300,000 and provided that such modifications or increases do not, individually or in the aggregate, result in any material increase in costs, obligations or liabilities for the Company or any of its Subsidiaries, (2) establish, adopt, enter into, amend in any material respect or terminate any material Company Plan, not including annual renewals of welfare benefit plans made in the ordinary course of business consistent with past practice, (3) accelerate the payment, funding, right to payment or vesting of any compensation or benefits, (4) grant any new entitlement to severance or termination pay or any retention, change in control, or similar bonus or any similar arrangement to any current or former Service Provider, or (5) grant any new incentive compensation to any current or former Service Provider, subject to certain exceptions;

E.

adopt, enter into, amend or terminate any collective bargaining agreement or contract with any labor union, works council or other employee representative body applicable to the Company or its Subsidiaries;

F.	implement or take any actions in preparation to implement any reduction in force mass termination;

G.

hire or promote any employees, except for hiring consistent with the budget previously disclosed to Parent prior to the date of the Merger Agreement, to fill open positions or to replace an individual who departs following the date of the Merger Agreement and, in each case, provided that any such employee’s annual base compensation is less than $300,000;

H.	grant any award or otherwise allocate or take any action to allocate any unallocated amounts under the RPIP;

I.

amend any of the Company Organizational Documents or the comparable charter or organization documents of any of its Subsidiaries, adopt a stockholders’ rights plan or enter into any agreement with respect to the voting of its capital stock;

J.

effect a recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for shares of its capital stock;

K.

adopt a plan of complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization (including spin-offs and carve-outs) of the Company or any of its Subsidiaries that is significant under Rule 1-02(w) of Regulation S-X;

L.	subject to the immediately following covenant, make any capital expenditures that are individually or in the aggregate in excess of $500,000;

M.

acquire or agree to acquire, by merging or consolidating with, by purchasing an equity interest in or a portion of the material assets of any business or any corporation, partnership, joint venture, association or other business organization or division thereof, or otherwise acquire or agree to acquire any material assets of any other Person, except for the purchase of materials from suppliers or vendors in the ordinary course of business or in individual transactions involving less than $2,000,000 in assets;

N.

except with respect to any intercompany arrangements, (A) incur any Indebtedness, renew or extend any existing credit or loan arrangements, enter into any “keep well” or other agreement to maintain any financial condition of another Person or enter into any agreement or arrangement having the economic effect of any of the foregoing, except for short-term Indebtedness incurred in the ordinary course of business; (B) make any loans or advances to any other Person (except for business expenses); (C) make any capital contributions to, or investments in, any other Person or (D) repurchase, prepay or refinance any material Indebtedness;

O.

sell, transfer, license, assign, mortgage, encumber or otherwise abandon, withdraw or dispose of any assets or business with a fair market value in excess of $100,000 in the aggregate except, in the case of inventory, in the ordinary course of business consistent with past practice;

P.

commence, pay, discharge, settle, compromise or satisfy any threatened or pending Action (A) for monetary consideration in excess of $500,000, or (B) that would impose any material non-monetary obligations on the Company or its Subsidiaries that would continue after the Effective Time;

Q.

change its fiscal year, revalue any of its material assets or change any of its material financial, actuarial, reserving or Tax accounting methods or practices in any respect, except as required by U.S. generally accepted accounting principles as in effect on the date of the Merger Agreement, (“GAAP”), or law;

R.

(A) make, change or revoke any material Tax election with respect to the Company or any of its Subsidiaries, (B) file any material amended Tax Return, (C) enter into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. law), Tax allocation agreement or Tax sharing agreement (other than any commercial agreement entered into in the ordinary course of business that does not relate primarily to Taxes) relating to or affecting any material Tax liability of the Company or any of its Subsidiaries, or (D) extend or waive the application of any statute of limitations regarding the assessment or collection of any material Tax with respect to the Company or any of its Subsidiaries outside of the ordinary course of business;

S.

waive, release or assign any material rights or claims under, or enter into, terminate, renew (other than in the ordinary course), affirmatively determine not to renew, amend, modify, exercise any options or rights of first offer or refusal under or terminate, any Company Material Contract (as defined in the Merger Agreement);

T.	abandon, withdraw, terminate, suspend, abrogate, amend or modify in any material respect any Company Permits in a manner which is adverse to the Company and its Subsidiaries;

U.	enter into any new line of business material to the Company and its Subsidiaries, taken as a whole, or form a new Subsidiary of the Company;

V.	fail, cancel, reduce, terminate or fail to maintain in effect material insurance policies covering the Company and its Subsidiaries and their respective properties, assets and businesses; or

W.	authorize, agree or commit to take, any of the foregoing actions.

Notwithstanding the foregoing, nothing in the Merger Agreement gives Parent or Merger Sub, directly or indirectly, the right to control or direct the operations of the Company or any of its Subsidiaries prior to the Effective Time. The Company will exercise complete control and supervision over its and its Subsidiaries’ respective operations prior to the Effective Time, consistent with the terms and conditions of the Merger Agreement.

Employment and Employee Benefits Matters

From the Effective Time until the earlier of the first anniversary of the Effective Time and the date on which a Continuing Employee ceases to be employed by Parent, the Surviving Corporation or any of their respective Subsidiaries, Parent will, and will cause the Surviving Corporation and each of its other Subsidiaries to, maintain for each individual employed by the Company or any of its Subsidiaries immediately prior to the Effective Time (each, a “Continuing Employee”) (i) each of an annual rate of base salary or wages, as applicable, and a target annual cash incentive compensation opportunity, that are not less than that provided to the Continuing Employee as of immediately prior to the Effective Time, and (ii) employee benefits that are substantially comparable in the aggregate to the employee benefits maintained for and provided to the Continuing Employee as of immediately prior to the Effective Time (excluding severance, defined benefit pension, nonqualified deferred compensation, retiree or post-employment health and welfare, equity or equity-based, and change in control compensation or benefits).

Parent will, and will cause the Surviving Corporation to, cause service rendered by Continuing Employees to the Company and its Subsidiaries prior to the Effective Time to be taken into account for all purposes under employee benefit plans of Parent and the Surviving Corporation and its Subsidiaries (other than for benefit accrual purposes under any defined benefit plan), to the same extent as such service was taken into account under the corresponding Company Plans immediately prior to the Effective Time for those purposes; provided, that, the foregoing will not apply (i) to the extent that its application would result in a duplication of benefits with respect to the same period of service, or (ii) to any defined benefit pension, or retiree or post-employment health and welfare benefit plans. Without limiting the generality of the foregoing, Parent will, and will cause the Surviving Corporation to use commercially reasonable efforts to not, subject Continuing Employees to any eligibility requirements, waiting periods, actively-at-work requirements or pre-existing condition limitations under any employee benefit plan of Parent, the Surviving Corporation or its Subsidiaries for any condition for which they would have been entitled to coverage under the corresponding Company Plan in which they participated prior to the Effective Time. Parent will, and will cause the Surviving Corporation and its Subsidiaries to, use commercially reasonable efforts to give such Continuing Employees credit under such employee benefit plans for any eligible expenses incurred by such Continuing Employees and their covered dependents under a Company Plan during the portion of the plan year prior to the Effective Time for purposes of satisfying all co-payment, co-insurance, deductibles, maximum out-of-pocket requirements, and other out-of-pocket expenses applicable to such Continuing Employees and their covered dependents in respect of the plan year in which the Effective Time occurs.

As soon as practicable (and in no event later than ten (10) business days) following the adoption of the Merger Agreement, the Company will notify the participants in the Company’s Amended and Restated Change in Control Severance Plan (the “New Severance Plan”) in writing (the form and substance of which shall be subject to reasonable review and comment by Parent) that the New Severance Plan has been amended and restated, effective as of immediately prior to and subject to the Closing.

No provision of the Merger Agreement (i) will be construed to prohibit Parent or the Surviving Corporation or any of its Subsidiaries from amending or terminating any individual Company Plan or any other employee benefit plan, (ii) requires Parent or the Surviving Corporation or any of its Subsidiaries to keep any Person employed or in service for any period of time, (iii) constitutes the establishment or adoption of, or amendment to, any Company Plan or other employee benefit plan or (iv) confers upon any Continuing Employee or any other Person any third-party beneficiary or similar rights or remedies.

Acquisition Proposals

The Company will not, and will cause its Subsidiaries not to, and will instruct its Representatives not to:

A.	initiate, solicit, knowingly encourage or knowingly facilitate any inquiry with respect to, or the making, submission or announcement of any Acquisition Proposal;

B.

engage in negotiations with any Person (other than Parent, Merger Sub, or any designees of Parent or Merger Sub) with respect to any Acquisition Proposal or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal;

C.

provide any non-public information to any Person (other than Parent, Merger Sub, or any designees of Parent or Merger Sub) in connection with any Acquisition Proposal or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal;

D.

approve, endorse or recommend or propose to approve, endorse or recommend any Acquisition Proposal, or any Person becoming an “interested stockholder” of the Company as defined in Section 203 of the DGCL;

E.	enter into any letter of intent or agreement in principle or any agreement providing for any Acquisition Proposal, subject to certain exceptions; or

F.	resolve to do, or agree or publicly announce an intention to do any of the above.

The Company will, and will cause its Subsidiaries and Representatives to, immediately cease any solicitation, discussions, or negotiations with any Person (other than Parent, Merger Sub, or any designees of Parent or Merger Sub) with respect to any Acquisition Proposal or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal, promptly terminate access granted to any third party or its Representatives to any electronic data room maintained by the Company or its Subsidiaries with respect to the Contemplated Transactions and, to the extent the Company has the right to do so, will request the return or destruction of all confidential information provided by or on behalf of the Company or its Subsidiaries to any such Person (and in any event within twenty-four (24) hours following the date of the Merger Agreement). The Company and its Representatives may (A) seek to clarify and understand the terms and conditions of any inquiry or proposal made by any Person solely to determine whether such inquiry or proposal constitutes an Acquisition Proposal and (B) inform a Person that has made or, to the Knowledge of the Company, is considering making an Acquisition Proposal in accordance with the terms of the Merger Agreement. The Company agreed that if it (x) affirmatively permits any of its Representatives to take any action or (y) is made aware of an action by one of its Representatives and does not use its reasonable best efforts to exercise its available remedies to prohibit or terminate such action and, in each case, such action would constitute a material breach of the Merger Agreement if taken by the Company, then such action will be deemed to constitute a breach by the Company of the Merger Agreement.

Notwithstanding any other provision of the Merger Agreement, if at any time following the date of the Merger Agreement and prior to obtaining the Company Requisite Vote, (i) the Company has received a written Acquisition Proposal that did not result from a breach of the provisions of the Merger Agreement which are described in this subsection “ — Acquisition Proposals”, (ii) the Company Board or a committee thereof determines, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or is reasonably likely to lead to or result in a Superior Proposal and (iii) the Company Board or a committee thereof determined, after consultation with its financial advisors and outside legal counsel, in good faith that the failure of the Company Board to take an action described in clause (A) or (B) below would be inconsistent with its fiduciary duties under applicable law, then the Company may (A) furnish information with respect to the Company and its Subsidiaries to the Person making such Acquisition Proposal and its Representatives and (B) participate in discussions or negotiations with such Person and its Representatives regarding such Acquisition Proposal regarding the Acquisition Proposal. However, the Company will, and will instruct its Representative not to, disclose any material non-public information to such Person unless the Company has, or first enters into, a confidentiality agreement with such Person with terms governing confidentiality that, taken as a whole, are not materially less restrictive to the other Person than those contained in the Confidential Disclosure Agreements and, other than confidentiality agreements existing as of the date of the Merger Agreement, does not contain any provision that could prevent the Company from providing any disclosure to Parent as required pursuant to the provisions of the Merger Agreement as described in this subsection “ — Acquisition Proposals”. The Company will, as promptly as reasonably practicable (and in any event within one (1) business day) provide or make available to Parent any material non-public information concerning the Company or its Subsidiaries provided or made available to such other Person that was not previously provided or made available to Parent and Merger Sub.

The Company will promptly (and in any event within one Business Day) notify Parent orally and in writing of the receipt by the Company of any Acquisition Proposal or written indication by any Person that it is considering making an Acquisition Proposal. The Company will provide Parent promptly (and in any event within such one (1) business day period) with copies of any written materials submitted in connection with such Acquisition Proposal, a summary of any material terms and conditions of any such Acquisition Proposal, the identity of the Person making such Acquisition Proposal and the material terms and conditions of any such Acquisition Proposal and will keep Parent reasonably informed on a current basis of any material change to the terms of any such Acquisition Proposal, in each case, except to the extent that doing so would violate a confidentiality agreement existing as of the date of the Merger Agreement; provided, however, that in such case the Company will use reasonable best efforts to communicate the applicable information to Parent in a manner that would not violate such confidentiality agreement.

Subject to the terms and conditions of the Merger Agreement, the Company Board and each committee thereof will not (i) cause or permit the Company to approve or enter into any acquisition agreement, merger agreement, or similar definitive agreement (other than a confidentiality agreement referred to and entered into in compliance with Section 5.3(b)) of the Merger Agreement, relating to any Acquisition Proposal (an “Alternative Acquisition Agreement”) or (ii) make a Change of Board Recommendation.

Notwithstanding the foregoing restrictions or any other provision of the Merger Agreement, prior to receipt of the Company Requisite Vote:

A.

the Company may terminate the Merger Agreement to enter into an Alternative Acquisition Agreement if (1) it receives an Acquisition Proposal that the Company Board or a committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel, constitutes a Superior Proposal, (2) the Company Board or a committee thereof determines in good faith that the failure to take such action would be inconsistent with the Company Board’s fiduciary duties under applicable law, (3) the Company has notified Parent in writing that it intends to terminate the Merger Agreement to enter into an Alternative Acquisition Agreement, and (4) no earlier than the end of the period beginning at 5:00 p.m. Eastern Time on the day of delivery by the Company to Parent of a Determination Notice (even if such Determination Notice is delivered after 5:00 p.m. Eastern Time) and ending on the fifth (5th) Business Day thereafter at 5:00 p.m. Eastern Time; provided, that, with respect to any material change in the terms of any Acquisition Proposal or Superior Proposal, as applicable, the Notice Period will extend until 5:00 p.m. Eastern Time on the third (3rd) Business Day after delivery of such revised Determination Notice (the “Notice Period”), the Company Board or any committee thereof again determines in good faith, after consultation with its financial advisors and outside legal counsel (and after taking into consideration the terms of any proposed amendment or modification to the Merger Agreement, the Commitment Letters and the Guaranty made by Parent during the Notice Period), that the Acquisition Proposal that is the subject of the Determination Notice continues to constitute a Superior Proposal;

B.

the Company Board or a committee thereof may make a Change of Board Recommendation if (1) the Company receives an Acquisition Proposal that the Company Board or a committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel, constitutes a Superior Proposal, (2) the Company has notified Parent in writing that it intends to effect a Change of Board Recommendation, and (3) no earlier than the end of the Notice Period, the Company Board or a committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel (and after taking into consideration the terms of any proposed amendment or modification to the Merger Agreement, the Commitment Letters and the Guaranty made by Parent during the Notice Period), that the failure to make a Change of Board Recommendation would be inconsistent with its fiduciary duties under applicable law;

C.

other than in connection with an Acquisition Proposal, the Company Board or a committee thereof may make a Change of Board Recommendation in response to an Intervening Event if (1) the Company has notified Parent in writing of that it intends to effect a Change of Board Recommendation, which notice must include all material information with respect to any such Intervening Event and a description of the Company Board’s rationale for such action, and (2) no earlier than the end of the Notice Period, the Company Board or any committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel (and after considering the terms of any proposed amendment or modification to the Merger Agreement, the Commitment Letters and the Guaranty made by Parent during the Notice Period), that the failure to effect a Change of Board Recommendation in response to such Intervening Event would be inconsistent with its fiduciary duties under applicable law; and

D.	during any Notice Period, if requested by Parent, the Company will negotiate in good faith with Parent regarding potential changes to the Merger Agreement.

Parent Financing and Company Cooperation

Parent will use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary or advisable to obtain, no later than the Closing Date, the proceeds of the Financing on the terms and conditions described in the Commitment Letters, including (i) maintaining in effect the Commitment Letters in accordance with and subject to the terms and conditions set forth therein (it being understood that the Commitment Letters may be replaced or amended as provided below), (ii) negotiating definitive agreements with respect to the Debt Financing (the “Definitive Agreements”) that reflect the terms and conditions in the Debt Commitment Letter or such other terms that may be acceptable to Parent or the Lenders, provided that, such other terms shall not be permitted to the extent they constitute Restricted Terms (as defined below) and seeking to obtain such other terms shall not be permitted if it could reasonably be expected to materially prevent, impair or delay the Closing, (iii) satisfying on a timely basis (or obtaining a waiver of) all conditions in the Debt Commitment Letter (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) and the Definitive Agreements applicable to Parent or its Affiliates that are within their control and (iv) complying with the covenants applicable to it in the Commitment Letters and in the Definitive Agreements for the Financing that are within its control to the extent the failure to comply with such covenants could adversely impact the amount, certainty or timing of the Financing or the availability of the Financing at the Closing. In the event that all conditions contained in the Commitment Letters have been satisfied (other than, with respect to the Debt Financing, the availability of the Cash Equity), Parent will use commercially reasonable efforts to cause the Lenders and the Equity Investor to fund the Financing at Closing. Other than amendments, modifications or supplements to add lenders, lead arrangers, bookrunners, syndication agents or similar entities as parties to the Debt Commitment Letter, Parent will not, without the prior written consent of the Company (which shall not be unreasonably withheld, conditioned or delayed) permit any amendment or modification to, or any waiver of any material provision or remedy under, the Commitment Letters or Definitive Agreements if such amendment, modification, waiver or remedy (A) adds new (or expands or adversely modifies any existing) conditions to the consummation of the Financing, (B) reduces the amount of the Financing to an amount that would be less than the amount that would be required to pay the Financing Amount (unless, in the case of a reduction to the Debt Financing, the Cash Equity is increased by the amount of any such reduction (such additional amount of Cash Equity, the “Additional Cash Equity”)), (C) adversely affects the ability of Parent to enforce its rights against other parties to the Commitment Letters or the Definitive Agreements in any material respect, (D) adversely affect the ability of Parent or its Affiliates to enforce or cause the enforcement of its rights under the Financing in any material respect, (E) allow for the early termination of the Debt Commitment Letter, or (F) could reasonably be expected to prevent, impede or delay the consummation of the Merger and the other Contemplated Transactions (clauses (A) through (F), collectively, the “Restricted Terms”). In the event that any portion of the Debt Financing becomes unavailable (or Parent reasonably expects may become unavailable) on the terms and conditions in the Debt Commitment Letter or on such other terms not materially less favorable to Parent (unless the Cash Equity is increased by a corresponding amount), regardless of the reason therefor (other than the right of Parent to terminate the Merger Agreement pursuant to Section 7.4 of the Merger Agreement), Parent will use commercially reasonable efforts to (x) obtain the Alternative Debt Financing, provided that such Alternative Debt Financing shall not include any Restricted Terms and (y) promptly notify the Company of such unavailability and the reason therefor.

Parent will promptly notify the Company in writing (i) of any breach or default by any party to any Commitment Letter, (ii) of the receipt by any of Parent or Merger Sub or any of their Affiliates of any written notice from any Debt Financing Source with respect to any actual or threatened breach, dispute, termination or repudiation by any party to any Commitment Letter (but excluding in each case, for the avoidance of doubt, any ordinary course negotiations with respect to the terms of the Financing or any Definitive Agreement with respect thereto), (iii) if for any reason Parent or Merger Sub believes in good faith that it will not be able to obtain all or any portion of the Financing necessary to fund the Financing Amount (taking into account the Cash Equity) on the terms (or on such other terms not materially less favorable to Parent), in the manner or from the sources contemplated by the Commitment Letters at or prior to the time that the Closing is required to occur pursuant to the terms of the Merger Agreement and (iv) of the termination or expiration of the Debt Commitment Letter. Upon the request of the Company, Parent will keep the Company reasonably informed (and provide information reasonably requested by the Company) including, without limitation, relating to any circumstance referred to in clause (i) through (iv) of the immediately preceding sentence; provided that Parent will not be obligated to provide any information that would jeopardize any attorney-client privilege on a reasonably current basis of the status of its efforts to consummate the Financing.

Notwithstanding anything to the contrary, nothing in the financing cooperation section of the Merger Agreement will require (i) funding of any equity financing other than the Cash Equity portion of the Financing (including any Additional Cash Equity), (ii) the incurrence of any debt financing other than the Debt Financing or any Alternative Debt Financing, or (iii) the payment of fees in connection with the Debt Financing or the Cash Equity portion of the Financing in excess of the amounts contemplated by the Debt Commitment Letter and Equity Commitment Letter.

Company Cooperation

Prior to the Closing, (i) with respect to the (a) Loan Agreement, dated as of December 31, 2020, by and between R-Bridge Healthcare Cayman AIV, L.P. and PRTK SPV2 LLC, as amended, restated, amended and restated, supplemented or otherwise modified from time to time; and (b) Loan Agreement, dated as of February 25, 2019, by and between Healthcare Royalty Partners III, L.P. and Paratek Royalty Corporation, as amended, restated, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Company Credit Agreements”) the Company will, and will cause its Subsidiaries to obtain from the Company’s existing banking lenders under the Company Credit Agreements (or the relevant agent therefor) customary payoff letters, lien releases and instruments of termination or discharge, if applicable, in form and substance reasonably satisfactory to the Parent, at least one (1) business day prior to the Closing Date (and will use commercially reasonable efforts to obtain drafts of such customary payoff letters by the date that is at least five (5) business days prior to the Closing Date), and (ii) with respect to the Company Convertible Notes, the Company shall comply with Company Convertible Notes section in the Merger Agreement (as summarized in subsection “ — Company Convertible Notes,” hereof). Prior to the Closing, the Company will, and will cause its Subsidiaries to, use reasonable best efforts to provide, and will cause its Representatives to use their reasonable best efforts to provide, all cooperation reasonably requested by Parent in connection with the arrangement of the Debt Financing (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company or any of its Subsidiaries; it being understood and agreed that the actions set forth in clauses (A) through (G) below do not so unreasonably interfere), including, but not limited to, using reasonable best efforts to, upon Parent’s request:

A.

participate in a reasonable number of virtual meetings, conference calls, presentations and due diligence sessions with arrangers, potential lenders and/or rating agencies, at reasonable times and locations mutually agreed, and upon reasonable notice;

B.	assist Parent with the preparation of customary rating agency presentations and investor and lender presentations required in connection with the Debt Financing;

C.

assist Parent in connection with the preparation of (but not executing prior to the Closing) any loan agreement, guarantees, pledge and security documents and other definitive financing documents as may be reasonably requested by Parent or the Lenders and otherwise reasonably cooperating with Parent and the Lenders in facilitating the pledging of collateral and the granting of security interests relating to the collateral if required by the Debt Commitment Letter, it being understood that such documents will not take effect until the Closing;

D.

provide or obtain customary closing and perfection certificates and insurance, in each case, as reasonably requested by Parent provided that they are contingent on the completion of the Debt Financing;

E.	take all corporate and other customary actions, subject to the occurrence of the Closing, reasonably requested by Parent to permit the consummation of the Debt Financing;

F.

furnish Parent with the financial statements of the Acquired Business (as defined in the Debt Commitment Letter) set forth in paragraph 2 of Exhibit C of the Debt Commitment Letter (the “Required Information”); and

G.

at least three (3) business days prior to the Closing Date, provide all documentation and other information about the Company and each of its Subsidiaries as is reasonably requested in writing by Parent at least ten (10) business days prior to the Closing Date that relates to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and customary beneficial ownership certifications.

The foregoing notwithstanding, nothing in the financing cooperation section of the Merger Agreement or otherwise shall require (i) any persons who are directors of the Company or any of its Subsidiaries prior to the Closing Date to pass resolutions or consents to approve or authorize any aspect of the Debt Financing to the extent they are not continuing in the same role following the Closing Date; (ii) the Company and its Subsidiaries to pass resolutions or consents to approve or authorize any aspect of the Debt Financing prior to the Closing that is not contingent on the occurrence of the Closing; (iii) the Company or any of its Subsidiaries or any of their respective Representatives to enter into any agreement (other than customary authorization letters and KYC/beneficial ownership certification documentation) or undertake any obligation which becomes effective prior to the Closing and that is not contingent on the occurrence of the Closing; (iv) the Company or any of its Subsidiaries to pay any commitment or other similar fee or incur any other cost or expense, in each case prior to the Closing that is not contingent on the occurrence of the Closing; (v) the Company, any Subsidiary or any Representative thereof to deliver any opinion or solvency certificate; (vi) the Company or any of its Subsidiaries to take any action that could reasonably be expected to (A) conflict with, or result in any violation or breach of, or default under, the organizational documents thereof, any applicable law, or any material contract to which it is a party; (B) result in the waiver of any legal privilege or (C) cause any conditions to the Closing set forth in the Merger Agreement to not be satisfied; (vii) any Representative of the Company to deliver any certificate or take any other action in any personal capacity; (viii) the preparation of quarterly or annual financial statements for the Company with a different fiscal quarter end or fiscal year end than the Company’s current fiscal quarter end and fiscal year end dates; or (ix) the Company or any of its Subsidiaries to provide or cause to be provided any Excluded Information or any other financial information other than the Required Information.

Parent will, promptly upon request by the Company, reimburse the Company for all reasonable and reasonably documented out-of-pocket costs and expenses (including reasonable and reasonably documented out-of-pocket attorneys’ fees) incurred by the Company or any of its Subsidiaries or their respective Representatives in connection with the cooperation contemplated by the financing cooperation section of the Merger Agreement (other than the preparation of its normal quarterly and annual financial statements). Parent will indemnify and hold harmless the Company and its Subsidiaries and their respective Representatives from and against any and all losses, damages, claims, costs, charges or expenses (including reasonable attorneys’ fees), suffered or incurred by them in connection with (i) the Debt Financing (including the arrangement or obtaining thereof), (ii) any action taken by them pursuant to the financing cooperation section of the Merger Agreement, or (iii) any information utilized in connection with the Debt Financing except with respect to any historical financing statements or other information provided by or on behalf of the Company or any of its Subsidiaries in writing specifically for use in connection with any Debt Financing, except to the extent resulting from the gross negligence, fraud or willful misconduct of the Company or any of its Subsidiaries or Representatives, arising from incorrect or misleading information provided by Company or any of its Subsidiaries or Representatives, or to the extent that the indemnity relates to matters with respect to which the Parent is entitled to indemnity as described above.

Notwithstanding anything to the contrary, the Company will be deemed to have complied with the terms described in “ — Company Cooperation” for all purposes of the Merger Agreement unless the Debt Financing has not been obtained primarily as a result of the Company’s breach of its obligations under the terms described in “ — Company Cooperation”. For the avoidance of doubt, the parties acknowledge and agree that (i) the provisions contained in “ — Company Cooperation” represent the sole obligation of the Company and its Subsidiaries and their respective Representatives with respect to cooperation in connection with the arrangement of the Debt Financing, and no other provision of the Merger Agreement shall be deemed to expand or modify such obligations and (ii) any action taken or omitted to be taken by the Company or its Subsidiaries with respect to the matters contemplated by this subsection “ — Parent Financing and Company Cooperation” will not be taken into account for purposes of determining whether any condition to the transactions contemplated hereby has been satisfied.

The Company consented to the reasonable and customary use of its and its Subsidiaries’ logos in connection with the Debt Financing; provided, that such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of the Subsidiaries or the reputation or goodwill of the Company or any of the Subsidiaries.

Company Convertible Notes

The Company, the Surviving Corporation and Parent, will take all necessary action to execute and deliver supplemental indentures to the Trustee (as defined in the Convertible Notes Indenture) at or prior to the Effective Time with respect to the $165.0 million aggregate principal amount of 4.75% Convertible Senior Subordinated Notes due 2024 issued pursuant to the Convertible Notes Indenture (the “Company Convertible Notes”), to provide, among other things, that at and after the Effective Time, the right to convert the Company Convertible Notes shall be changed into a right to convert each $1,000 principal amount of Company Convertible Notes into Reference Property (as defined in the Convertible Notes Indenture) that consists of the Merger Consideration that a holder of a number of Shares equal to the Conversion Rate (as defined in the Convertible Notes Indenture) immediately prior to the Effective Time would have been entitled to receive upon consummation of the Merger. As promptly as practicable following the date of the Merger Agreement and otherwise as reasonably requested by Parent, the Company will provide Parent with the position listing of the Company Convertible Notes, including the number of record holders. In addition, (1) the Company will provide the Fundamental Change Company Notice (as defined in the Convertible Notes Indenture), and such other matters as may be required or advisable under the Convertible Notes Indenture, to each holder of Company Convertible Notes, the Trustee and the Paying Agent (as defined in the Convertible Notes Indenture) on or before the twentieth (20th) calendar day after the occurrence of the Effective Time and simultaneously with providing such Fundamental Change Company Notice, publish a notice containing the information contained in such Fundamental Change Company Notice, in accordance with Section 15.02(c) of the Convertible Notes Indenture and (2) prior to and after the Effective Time, the Company and Surviving Corporation will take all such other actions as may be required in accordance with, and subject to, the terms of the Convertible Notes Indenture including delivery of any supplemental indentures, legal opinions, officers’ certificates or other documents or instruments required to comply with the Convertible Notes Indenture. Prior to taking any of the foregoing actions prior to the Effective Time, the Company will consult with and reasonably cooperate with Parent with respect to the action and the intended manner and form thereof. Parent will be given a reasonable opportunity to review any notice, announcement, certificate or legal opinion before such document is provided to the trustee under the Convertible Notes Indenture prior to the Effective Time, and the Company will give reasonable and good faith consideration to any comments made by Parent. The Company will not make any settlement election under or make any change to the terms of the Convertible Notes Indenture or take any action that would result in a change to the Conversion Rate (as defined in the Convertible Notes Indenture) without the prior written consent of Parent.

Company Stockholder Approval

Subject to the other provisions of the Merger Agreement, the Company will (i) take all action necessary in accordance with the DGCL and the Company Organizational Documents to duly call, give notice of, convene and hold a meeting of its stockholders as promptly as reasonably practicable following the mailing of the Proxy Statement or Schedule 13E-3 (and in no event later than the thirty-seventh (37th) day following the first mailing of the Proxy Statement or Schedule 13E-3) for the purpose of obtaining the Company Requisite Vote, (ii) conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act and establish a record date for the Special Meeting, (iii) unless the Company Board shall have effected a Change of Board Recommendation in accordance with the terms of the Merger Agreement, (A) use all reasonable efforts to solicit from its stockholders proxies in favor of the approval of the Merger Agreement and the Contemplated Transactions and (B) take all reasonable lawful action to solicit the Company Requisite Vote and (iv) be entitled, but not required, to postpone or adjourn the Special Meeting to use all reasonable best efforts to solicit additional proxies and votes in favor of adoption of the Merger Agreement if sufficient votes have not been obtained. Subject to the Company Board not having effected a Change of Board Recommendation, the Company will (x) submit the Merger Agreement to the stockholders of the Company as promptly as practicable for the purpose of obtaining the Company Requisite Vote at the Special Meeting and (y) not submit any Acquisition Proposal for approval by the stockholders of the Company. Except as required by applicable law, once the Company has established the record date for the Special Meeting, the Company will not change such record date or establish a different record date without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed). In the event that the date of the Special Meeting as originally called is for any reason postponed or adjourned, the Company agreed that unless Parent shall have otherwise approved (with such approval not to be unreasonably withheld, conditioned or delayed) in writing, it will implement such postponement or adjournment in such a way that the Company does not establish a new record date for the Special Meeting, as so postponed or adjourned, except as required by applicable law.

Regulatory Approvals; Third Party Consents

Subject to the terms and conditions of the Merger Agreement, prior to the Effective Time, each party to the Merger Agreement will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper, or advisable under applicable laws to consummate the Merger and the other Contemplated Transactions as promptly as reasonably possible and, in any event, by or before December 6, 2023, (the “Outside Date”). Notwithstanding anything in the Merger Agreement to the contrary, the parties thereto agree to, or to cause their ultimate parent entity (as such term is defined in the HSR Act) to, (i) make an appropriate Filing of a Notification and Report Form pursuant to the HSR Act and all other Filings required pursuant to applicable foreign Antitrust Laws with respect to the Merger as promptly as reasonably practicable and in any event prior to the expiration of any applicable legal deadline (provided that, unless otherwise agreed by the Company and Parent in writing, the Filing of a Notification and Report Form pursuant to the HSR Act must be made within ten (10) business days after the date of the Merger Agreement) and (ii) to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any other Antitrust Law. Parent is, with the reasonable cooperation of the Company, responsible for making any Filing or notification required under foreign Antitrust Laws within ten (10) business days after the date of the Merger Agreement, unless otherwise agreed to by the Company and Parent in writing. The parties to the Merger Agreement also will consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and may provide to the other parties on a counsel-only basis as necessary, any analyses, appearances, presentations, memoranda, briefs, arguments, opinions, and proposals made or submitted by or on behalf of such party hereto in connection with proceedings under or relating to any Antitrust Laws. Without limiting the foregoing, the parties to the Merger Agreement agreed (A) to give each other reasonable advance notice of all meetings with any governmental body relating to any Antitrust Laws, (B) to give each other an opportunity to participate in each of such meetings, (C) to the extent practicable, to give each other reasonable advance notice of all substantive oral communications with any governmental body relating to any Antitrust Laws, (D) if any governmental body initiates a substantive oral communication regarding any Antitrust Laws, to promptly notify the other party hereto of the substance of such communication, (E) to provide each other with a reasonable advance opportunity to review and comment upon all substantive written communications (including any analyses, presentations, memoranda, briefs, arguments, opinions and proposals) with a governmental body regarding any Antitrust Laws and (F) to provide each other with copies of all written communications to or from any governmental body relating to any Antitrust Laws. Any such disclosures or provision of copies by one party hereto to the other may be made on an outside counsel basis, if appropriate.

Notwithstanding anything in the Merger Agreement to the contrary, Parent will, and will cause its Subsidiaries to, take any and all actions necessary to obtain any consents, clearances, or approvals required under or in connection with collectively, the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state or foreign law designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade or significant impediment of effective competition (the “Antitrust Laws”) to enable all waiting periods under applicable Antitrust Laws to expire, and to avoid or eliminate impediments under applicable Antitrust Laws asserted by any governmental body, in each case, to cause the Merger to occur as promptly as possible, provided, however, that nothing in the Merger Agreement will be deemed to require Parent, its Subsidiaries or Affiliates to (i) offer, negotiate, commit to, or effect, by consent decree, hold separate order, or otherwise, the sale, divestiture, license, or other disposition of any and all of the capital stock, assets, equity holdings, rights, products, or businesses of Parent and its Subsidiaries (including the Surviving Corporation and its Subsidiaries), and any other restrictions on the activities of Parent and its Subsidiaries (including the Surviving Corporation and its Subsidiaries) or (ii) contest, defend, or appeal any threatened or pending preliminary or permanent injunction or other order, decree, or ruling or statute, rule, regulation, or executive order that would adversely affect the ability of any party hereto to consummate the Merger and taking other actions to prevent the entry, enactment, or promulgation thereof, if any such action described in subparts (i) or (ii) of this paragraph would, individually or in the aggregate, reasonably be expected to have (A) a material adverse effect on the business, assets or financial condition of Parent and its Subsidiaries or Affiliates, taken as a whole, after giving effect to the Contemplated Transactions or (B) a material adverse effect on the business, assets or financial condition of the Company; it being understood that a request for information or documentary material pursuant to the HSR Act shall not in itself constitute a material adverse effect under the Merger Agreement. Parent and the Company will each pay one-half of the filing fees for the Notification and Report Forms filed under the HSR Act and all other filings required pursuant to the applicable foreign Antitrust Laws.

Without limiting the obligations set forth above, in the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a governmental body challenging the Merger, each of Parent, Merger Sub, and the Company will cooperate in all respects with each other and will use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any decree, judgment, injunction, decision, or other order, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the Merger.

Prior to the Effective Time, each party to the Merger Agreement will use reasonable best efforts (subject to, and in accordance with, applicable law) to take promptly, or cause to be taken, all actions necessary, and to do promptly, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective the Merger and the Contemplated Transactions, including (i) obtaining any Approvals of third parties with respect to any contracts to which it is a party as may be necessary for the consummation of the Contemplated Transactions or required by the terms of any contract as a result of the execution, performance, or consummation of the Contemplated Transactions, (ii) defending any Action challenging the Merger Agreement or the consummation of the Contemplated Transactions and (iii) executing and delivering any additional instruments necessary to consummate the Contemplated Transactions; provided, that, in no event will the Company or its Subsidiaries be required to pay, prior to the Effective Time, any fee, penalty, or other consideration or make any other accommodation to any third party to obtain any Approvals required with respect to any such contract (for the avoidance of doubt, excluding filing fees required to be paid to a governmental body). Each party to the Merger Agreement promptly deliver to the other party a copy of each such filing made, each such notice given and each such consent obtained by such party prior to the Effective Time.

Takeover Laws

If any “fair price”, “business combination” or “control share acquisition” statute or other similar statute or regulation is or may become applicable to any of the Contemplated Transactions, the parties to the Merger Agreement will take all such actions as are reasonably necessary to minimize the effects of any such statute or regulation on such transactions.

Indemnification; Directors’ and Officers’ Insurance

Parent and Merger Sub will cause the Surviving Corporation’s certificate of incorporation and bylaws to contain provisions no less favorable with respect to indemnification, advancement of expenses, and exculpation from liabilities of present and former directors or officers of the Company than are currently provided in the Company Organizational Documents, which provisions may not be amended, repealed, or otherwise modified in any manner that would adversely affect the rights thereunder of any such individuals until six (6) years from the Effective Time, and in the event that any Action is pending or asserted or any claim made during such period, until the disposition of any such Action or claim, unless such amendment, modification, or repeal is required by applicable law, in which case Parent shall, and shall cause the Surviving Corporation to, make such changes to the certificate of incorporation and the bylaws as to have the least adverse effect on the rights of the individuals referenced in the Merger Agreement.

Without limiting any additional rights that any Person may have under any agreement or Company Plan, from and after the Effective Time, Parent and the Surviving Corporation will indemnify and hold harmless each present (as of the Effective Time) or former director or officer of the Company (each, together with such Person’s heirs, executors or administrators, an “Indemnified Party”), against all obligations to pay a judgment, settlement, or penalty and reasonable expenses incurred in connection with any Action, whether civil, criminal, administrative, arbitrative, or investigative, and whether formal or informal, arising out of or pertaining to any action or omission, including any action or omission in connection with the fact that the Indemnified Party is or was an officer, director, fiduciary, or agent of the Company or its Subsidiaries, or of another entity if such service was at the request of the Company, whether asserted or claimed prior to, at, or after the Effective Time, to the fullest extent permitted under applicable law. In the event of any such Action, Parent and the Surviving Corporation will advance to each Indemnified Party reasonable expenses incurred in the defense of the Action, including reasonable attorneys’ fees (provided that any Person to whom expenses are advanced shall have provided, to the extent required by the DGCL, an undertaking to repay such advances if it is finally determined that such Person is not entitled to indemnification).

Notwithstanding anything to the contrary in the Merger Agreement, the Company will purchase prior to the Effective Time a tail policy under the current directors’ and officers’ liability insurance policies maintained at such time by the Company, which tail policy (i) will be effective for a period from the Effective Time through and including the date six (6) years after the Effective Time with respect to claims arising from facts or events that existed or occurred prior to or at the Effective Time and (ii) will contain coverage that is at least as protective to such directors and officers as the coverage provided by such existing policies; provided, that, the annual premium for such tail policy may not be in excess of three hundred percent (300%) of the last annual premium paid prior to the Effective Time (the “Maximum Tail Premium”), and if the cost for such “tail” insurance policy exceeds the Maximum Tail Premium, then the Company or the Parent, as applicable, will obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Tail Premium. Parent will cause such policy to be maintained in full force and effect for their full term, and cause all obligations thereunder to be honored by the Surviving Corporation.

Without limiting any of the foregoing rights or obligations under Merger Agreement, from and after the Effective Time, the Surviving Corporation will keep in full force and effect, and will comply with the terms and conditions of, certain agreements in effect as of the date of the Merger Agreement between or among the Company or any of its Subsidiaries and any Indemnified Party providing for the indemnification of such Indemnified Party and Parent guarantees the obligations of the Surviving Corporation pursuant to such agreements.

The foregoing will survive the consummation of the Merger and is intended to benefit, and is enforceable by, any Person or entity referred to in the foregoing. The indemnification and advancement provided for in the foregoing is not exclusive of any other rights to which the Indemnified Party is entitled whether pursuant to law, contract, or otherwise. If the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity resulting from such consolidation or merger or (ii) transfers all or a majority of its properties and assets to any Person, then, and in each such case, Parent will make proper provisions such that the successors and assigns of the Surviving Corporation assume the applicable obligations set forth in the foregoing.

Stockholder Litigation

The Company will give Parent notice as promptly as practicable of, and the opportunity to participate in (subject to a customary joint defense agreement), and the right to review and comment on all material filings or responses to be made by the Company in connection with (shall give good faith consideration to any comments made by Parent and its counsel) the defense or settlement of, any stockholder litigation against the Company or its directors or executive officers relating to or in connection with the Merger Agreement, the Merger or the Contemplated Transactions, whether commenced prior to or after the execution and delivery of the Merger Agreement. The Company will not settle any stockholder litigation against the Company and/or its directors relating to the Merger Agreement, the Merger or the other Contemplated Transactions without Parent’s prior consent (such consent not to be unreasonably withheld, conditioned or delayed). The Company will keep Parent reasonably and promptly informed with respect to the status of any such litigation.

Other Covenants

The Merger Agreement contains other customary covenants, including, but not limited to, covenants relating to public announcements and other public statements, notice of certain events, Section 16 matters, resignation of directors and officers, termination of contracts, access to information and confidentiality.

Conditions to the Completion of the Merger

Mutual Closing Conditions

The respective obligations of each party to the Merger Agreement to effect the Merger are subject to the satisfaction (or, to the extent permitted by applicable law, waiver by all parties to the Merger Agreement) at or prior to the Effective Time of each of the following conditions:

A.

No order, injunction or decree issued by any governmental body of competent jurisdiction preventing the consummation of the Merger will be in effect, and no statute, rule, regulation, order, injunction, or decree will have been enacted, entered, promulgated, or enforced (and continue to be in effect) by any governmental body that prohibits, enjoins, restricts, prevents or makes illegal the consummation of the Contemplated Transactions.

B.	The Company Requisite Vote shall have been obtained.

C.

Any waiting period (and any extensions thereof) and any approvals or clearances applicable to the consummation of the Contemplated Transactions in accordance with the HSR Act shall have expired, or been terminated or obtained, as applicable.

Additional Parent and Merger Sub Closing Conditions

The respective obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

A.

Certain representations and warranties of the Company set forth in the Merger Agreement are true and correct in all respects as of the date of the Merger Agreement and as of the Effective Time as if made as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), (ii) certain representations and warranties of the Company set forth in the Merger Agreement are true and correct in all but de minimis respects as of the date of the Merger Agreement and as of the Effective Time as if made as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), (iii) certain representations and warranties of the Company set forth in the Merger Agreement are true and correct in all material respects as of the date of the Merger Agreement and as of the Effective Time as if made as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), and (iv) certain other representations and warranties of the Company set forth in the Merger Agreement are true and correct either when made or at and as of the Effective Time, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to any qualifications or exceptions contained as to materiality or Company Material Adverse Effect contained in such representations and warranties) would not have a Company Material Adverse Effect;

B.

The Company shall have performed or complied in all material respects with all covenants and obligations that the Company is required to comply with or to perform under the Merger Agreement at or prior to the Closing Date;

C.	Since the date of the Merger Agreement, there shall not have been a Company Material Adverse Effect that is continuing as of the Closing Date; and

D.

The Company shall have delivered to Parent a certificate signed by an authorized officer of the Company, dated the Closing Date, certifying as to the satisfaction by the Company of the conditions described above.

Additional Company Closing Conditions

The obligation of the Company to effect the Merger are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

A.

The representations and warranties of Parent and Merger Sub contained in the Merger Agreement shall have been true, correct and complete in all respects as of the date of the Merger Agreement and shall be true, correct and complete in all respects as of the Effective Time as if made as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to any qualifications or exceptions contained as to materiality or any change, effect, event, inaccuracy, occurrence, or other matter that has a material adverse effect on the ability of Parent or Merger Sub to timely perform its obligations under the Merger Agreement or to timely consummate the Contemplated Transactions (“Parent Material Adverse Effect”)) would not have a Parent Material Adverse Effect;

B.

Parent and Merger Sub shall have performed or complied in all material respects with all covenants and obligations that Parent and Merger Sub are required to comply with or to perform under the Merger Agreement at or prior to the Closing Date;

C.

Parent shall have delivered to the Company a certificate signed by an authorized officer or Parent, dated the Closing Date, certifying as to the satisfaction by Parent and Merger Sub of the conditions described above; and

D.	The CVR Agreement shall be in full force and effect.

Termination

Termination by Mutual Agreement

The Merger Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, by mutual written consent of Parent and the Company.

Termination by Either Parent or the Company

The Merger Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, by Parent or the Company if:

A.

Any court of competent jurisdiction or other governmental body has issued an order, decree, or ruling, or taken any other final action permanently restraining, enjoining, or otherwise prohibiting the Merger, and such order, decree, ruling, or other action has become final and non-appealable; provided, however, that the terms of the foregoing are not available to any party hereto unless such party has complied with its obligations under the Merger Agreement in all material respects;

B.

The Effective Time has not occurred on or prior to the Outside Date; provided, however, that the terms of the foregoing are not available to any party hereto unless such party has complied in all material respects with its obligations under the Merger Agreement; or

C.	The Company Requisite Vote shall not have been obtained at the Special Meeting or any adjournment or postponement thereof.

Termination by the Company

The Merger Agreement may be terminated and the Merger may be abandoned, at any time prior to the Effective Time, by the Company, if:

A.

There has been a breach in any material respect of any covenant or agreement made by Parent or Merger Sub in the Merger Agreement, or any representation or warranty of Parent or Merger Sub is inaccurate or becomes inaccurate after the date of the Merger Agreement, and such breach or inaccuracy would cause a failure of the conditions described in “ — Conditions to the Completion of the Merger — Mutual Closing Conditions” (and such breach or inaccuracy is not capable of being cured before the earlier of (i) the Outside Date and (ii) thirty (30) days following receipt by Parent or Merger Sub of written notice of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period, it has not been cured within such period); provided that the Company will not have the right to terminate the Merger Agreement pursuant to the foregoing if it is then in material breach of the Merger Agreement; or

B.

The Company Board or any committee thereof effects a Change of Board Recommendation in respect of a Superior Proposal in accordance with subsections G through J of “ — Acquisition Proposals”; provided, that, prior to any such termination, (i) the Company Board authorizes the Company to enter into an Alternative Acquisition Agreement in respect of such Superior Proposal to the extent permitted by, and subject to the terms and conditions described in “ — Acquisition Proposals”, (ii) the Company has complied in all material respects with the provisions of “ — Acquisition Proposals” and (iii) the Company pays to Parent (or one or more of its designees) the Company Termination Fee; or

C.	(i) The Closing shall not have occurred on or before the date required by “ — Closing and Effective Time of the Merger” , (ii) all of the conditions to Closing described in “ — Conditions to the

Completion of the Merger — Mutual Closing Conditions” and “ — Conditions to the Completion of the Merger — Additional Parent and Merger Sub Closing Conditions” have been satisfied (other than conditions that by their terms are to be satisfied by the delivery of documents or the taking of actions at the Closing, as applicable, each of which would be, at the time of the termination of the Merger Agreement, satisfied if the Closing were to occur at such time), (ii) the Company has certified to Parent and Merger Sub by irrevocable written notice that the Company is ready, willing and able to consummate the Closing on such date of notice and at all times during the three (3) business day period immediately thereafter and (iii) Parent and Merger Sub fail to consummate the Closing prior to 5:00 p.m. on the third (3rd) business day following the date of receipt of such written notification by Parent and Merger Sub.

Termination by Parent

The Merger Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, by Parent, if:

A.

There has been a breach in any material respect of any covenant or agreement made by the Company in the Merger Agreement, or any representation or warranty of the Company is inaccurate or becomes inaccurate after the date of the Merger Agreement, and such breach or inaccuracy would cause a failure of the conditions described in “ — Conditions to the Completion of the Merger — Mutual Closing Conditions” and “ — Conditions to the Completion of the Merger — Additional Parent and Merger Sub Closing Conditions” (and such breach or inaccuracy is not capable of being cured before the earlier of (i) the Outside Date and (ii) within thirty (30) days following receipt by the Company of written notice of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period, it has not been cured within such period); provided that the Parent will not have the right to terminate the Merger Agreement pursuant to the foregoing if it is then in material breach of the Merger Agreement; or

B.

(i) The Company Board or any committee thereof effects a Change of Board Recommendation, (ii) the Company shall have entered into an Alternative Acquisition Agreement, or (iii) the Company shall have committed a material an act or omission intentionally undertaken by the breaching party with the knowledge that such act or omission would result in a material breach of the Merger Agreement (“Intentional Breach”) of any of the terms described in “ — Acquisition Proposals”.

Termination Fees

Company Termination Fee

In the event that the Merger Agreement is terminated: (i) by the Company because the Company Board or any committee thereof effects a Change of Board Recommendation in respect of a Superior Proposal, (ii) by Parent because (x) the Company Board or any committee thereof effects a Change of Board Recommendation, (y) the Company has entered into an Alternative Acquisition Agreement, or (z) the Company has committed a material breach of the provisions of the Merger Agreement as described in “The Merger Agreement — Acquisition Proposals”, or (iii) (A) by either Parent or the Company because (x) the Effective Time has not occurred on or prior to the Outside Date, or (y) the Company Requisite Vote has not been obtained at the Special Meeting or any adjournment or postponement thereof or by Parent pursuant to subsection A of “The Merger Agreement — Termination — Termination by Parent” as a result of a breach or inaccuracy described in such subsection that first occurred following the making of an Acquisition Proposal of the type referenced in the following clause (B), (B) any Person has publicly disclosed an Acquisition Proposal after the date of the Merger Agreement and prior to such termination, which Acquisition Proposal has not been publicly withdrawn prior to the date of such termination, and (C) within twelve (12) months after such termination, the Company enters into an Alternative Acquisition Agreement with respect to any Acquisition Proposal and such Acquisition Proposal is subsequently consummated (regardless of whether such consummation occurs within the twelve (12)-month period), then, the

Company has agreed to pay Parent the Company Termination Fee of $4,900,000. The Company will not be required to pay the Company Termination Fee more than once pursuant to the terms of the Merger Agreement.

Reimbursement Payment

If the Merger Agreement is terminated by either Parent or the Company because the Company Requisite Vote has not been obtained at the Special Meeting or any adjournment or postponement thereof, the Company has agreed to pay Parent an amount equal to the Reimbursement Payment. If, following the payment of any Reimbursement Payment, the Company Termination Fee becomes payable to Parent, the amount of the Reimbursement Payment actually paid prior to such time will offset the amount of Company Termination Fee payable by the Company to Parent. The maximum amount payable for the Reimbursement Payment is $1,750,000.

Parent Termination Fee

In the event the Merger Agreement is terminated by the Company pursuant to the provision of the Merger Agreement as described in subsection A of “ — Termination — Termination by the Company” or subsection C of “ — Termination — Termination by the Company”, Parent agrees to pay the Company the Parent Termination Fee of $6,750,000. Parent and the Company acknowledge that the Parent Termination Fee is not a penalty, but is liquidated damages in a reasonable amount that will compensate the Company in circumstances in which the Parent Termination Fee is payable, which amount would otherwise be impossible to calculate with precision and in no event will Parent be required to pay the Parent Termination Fee on more than one occasion.

Expenses

Except as otherwise specifically provided in the Merger Agreement, each party to the Merger Agreement will bear its own expenses in connection with the Merger Agreement and the Contemplated Transactions.

Specific Performance

The parties to the Merger Agreement acknowledged and agreed that, in the event of any breach of the Merger Agreement, irreparable harm would occur that monetary damages could not make whole. It was accordingly agreed that (i) each party to the Merger Agreement will be entitled, subject to the terms of the Merger Agreement, in addition to any other remedy to which it may be entitled at law or in equity, to compel specific performance to prevent or restrain breaches or threatened breaches of the Merger Agreement in any action without the posting of a bond or undertaking and (ii) the parties to the Merger Agreement will, and do, waive, in any action for specific performance, the defense of adequacy of a remedy at law and any other objections to specific performance of the Merger Agreement.

Notwithstanding anything in the Merger Agreement to the contrary, the parties thereto acknowledged and agreed that the Company will be entitled to specific performance to cause Parent to draw down the full proceeds of the Cash Equity pursuant to the terms and conditions of the Equity Commitment Letter and to cause Parent to effect the Closing in accordance with the terms of the Merger Agreement, in each case, only if (i) all conditions to Closing set forth in the Merger Agreement have been satisfied or waived (other than conditions that by their terms are to be satisfied by the delivery of documents or the taking of actions at the Closing, as applicable, each of which would be satisfied if the Closing were to occur at such time), (ii) the Debt Financing (or Alternative Debt Financing in accordance with the terms of the Merger Agreement) has been funded or will be funded at the Closing, (iii) the Company has confirmed to Parent and Merger Sub by irrevocable written notice that the Company is ready, willing and able to effect the Closing on such date of notice and at all times during the three (3) business day period immediately thereafter, and (iv) Parent and Merger Sub fail to effect the Closing prior to 5:00 p.m. on the third (3rd ) business day following the date of receipt of such written notification by Parent and Merger Sub.

Amendment and Waiver

The Merger Agreement may not be amended except by an instrument in writing signed by the parties thereto prior to the Effective Time. At any time prior to the Effective Time, the Company, on the one hand, and Parent and Merger Sub, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any inaccuracies in the representations and warranties of the other contained in the Merger Agreement or in any document delivered pursuant thereto and (c) subject to the requirements of applicable law, waive compliance by the other with any of the agreements or conditions contained therein. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the party to the Merger Agreement or parties to the Merger Agreement to be bound thereby. The failure of any party hereto to assert any rights or remedies will not constitute a waiver of such rights or remedies.

Governing Law

The Merger Agreement is governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

This communication includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the Company and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed transaction, similar transactions, prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for the Company’s business; the commercial success of the Company’s products; the timing of and receipt of filings and approvals relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the merger; uncertainties as to how many of the Company’s stockholders will vote their stock in favor of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to the consummation of the proposed transaction, including the ability to secure regulatory approvals and stockholder approval on the terms expected, at all or in a timely manner; the effects of the transaction (or the announcement or pendency thereof) on relationships with associates, customers, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners or governmental entities; transaction costs; the risk that the merger will divert management’s attention from the Company’s ongoing business operations or otherwise disrupt the Company’s ongoing business operations; changes in the Company’s businesses during the period between now and the closing; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation relating to the proposed transaction; the Company’s ability to continue as a going concern; our ability to maintain or expand regulatory approvals or commercialize our products; the results of any ongoing or future clinical trials may not satisfy U.S. or non-U.S. regulatory authorities; the regulatory approval process is expensive, time consuming and uncertain; our dependence on the commercialize success of NUZYRA and, to a lesser extent, SEYSARA; our dependence on funding from BARDA; our substantial indebtedness; risk associated with litigation; the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of COVID-19, rising inflation, increasing interest rates, natural disasters, military conflicts, including the conflict between Russia and Ukraine, terrorist attacks and other similar matters, and other risks and uncertainties detailed from time to time in documents filed with the SEC by the Company, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K. All forward-looking statements are based on information currently available to the Company and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. The information set forth herein speaks only as of the date hereof.

PARTIES TO THE MERGER

The Company

Paratek Pharmaceuticals, Inc.

75 Park Plaza

3rd Floor

Boston, MA 02116

Attention: Investor Relations

Telephone: (617) 807-6600

The Company is a commercial-stage biopharmaceutical company focused on the development and commercialization of novel life-saving therapies for life-threatening diseases or other public health threats for civilian, government and military use. The company’s lead commercial product, NUZYRA® (omadacycline), is a once-daily oral and intravenous antibiotic available in the United States for the treatment of adults with community-acquired bacterial pneumonia (CABP) and acute bacterial skin and skin structure infections (ABSSSI). Paratek has a collaboration agreement with Zai Lab for the development and commercialization of omadacycline in the greater China region and retains all remaining global rights. Paratek is also conducting a Phase 2b study with NUZYRA in a rare disease, NTM pulmonary disease, caused by Mycobacterium abscessus complex. Paratek estimates this opportunity represents a potential $1 billion addressable market in the United States. Paratek exclusively licensed U.S. rights and rights to the greater China territory for SEYSARA® (sarecycline), a once-daily oral therapy for the treatment of moderate to severe acne vulgaris, to Almirall, LLC. Paratek retains the development and commercialization rights for sarecycline in the rest of the world. In 2019, Paratek was awarded a contract from the U.S. Department of Health and Human Services’ Biomedical Advanced Research and Development Authority (BARDA), now valued at up to $304 million, to support the development and U.S.-based manufacturing of NUZYRA for pulmonary anthrax. The principal executive office is located at 75 Park Plaza, 3rd Floor, Boston, MA 021164 and the telephone number of our principal executive office is (617) 807-6600.

Parent

Parent was formed on June 2, 2023, solely for the purpose of completing the proposed Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger and arranging financing therefor. Parent is a Delaware corporation and is a direct, wholly-owned subsidiary of Resistance Intermediate, an affiliate of Gurnet Point. Parent has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement and the Voting Agreement. The principal office is located at c/o B-FLEXION International GP LLC, 55 Cambridge Parkway, Suite 401, Cambridge, MA 02142 and the telephone number of the principal executive office is (617) 588-4900.

Merger Sub

Merger Sub was formed on June 2, 2023, solely for the purpose of completing the proposed Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger and arranging financing therefor. Merger Sub is a direct, wholly-owned subsidiary of Parent and has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. At the Effective Time, Merger Sub will merge with and into the Company, the separate corporate existence of the Company will cease, and the Company will continue as the surviving corporation of the Merger. The principal office of Merger Sub is located at c/o B-FLEXION International GP LLC, 55 Cambridge Parkway, Suite 401, Cambridge, MA 02142 and the telephone number of the principal executive office is (617) 588-4900.

OTHER INTERESTED PARTIES IN THE MERGER

Affiliates of Parent

GPC WH Fund. GPC WH Fund LP is controlled by B-FLEXION International GP LLC. B-FLEXION International GP LLC is a Delaware limited liability company. The business address of B-FLEXION International GP LLC is 55 Cambridge Parkway, Suite 401, Cambridge, MA 02142, and the business telephone number of B-FLEXION International GP LLC is (617) 588-4900. The following table sets forth information about B-FLEXION International GP LLC’s managers and executive officers as of [            ], 2023. The current business address of each such person is c/o Gurnet Point Capital, LLC, 55 Cambridge Parkway, Suite 401, Cambridge, MA 02142, and the business telephone number of each such person is (617) 588-4900.

Name	Position at B-FLEXION International GP LLC	Citizenship	Current Principal Occupation or Employment and 5-Year Employment History
Ronald Cami	President and Manager	United States	Mr. Cami has been a partner at Gurnet Point Capital since September 2022. Prior to that, Mr. Cami served as group general counsel of B-FLEXION Group since June 2018, prior to which he was a partner at Davis Polk & Wardwell LLP from June 2016 to May 2018. Mr. Cami was a partner and general counsel at TPG Global, LLC from January 2010 to December 2015.

Stefan Meister	Manager	Switzerland	Mr. Meister has been Vice Chairman of B-FLEXION Group since January 2021. Prior to that, Mr. Meister was Group Chief Operating Officer of the Waypoint Group (B-FLEXION’s predecessor) since 2011.

Cyrus Jilla	Manager	United Kingdom	Mr. Jilla is a partner of B-FLEXION Group and member of its board of directors and Chief Executive Officer of B-FLEXION Advisors (UK) LLP. Prior to joining Waypoint Group (B-FLEXION’s predecessor) in March 2020, Mr. Jilla served as President and Officer at Fidelity International Limited, the parent of the global asset management business.

Elias Zerhouni	Manager	United States	Dr. Zerhouni joined the board of directors of Waypoint Group (B-FLEXION’s predecessor) in May 2020. Dr. Zerhouni is Professor Emeritus of Radiology

Name	Position at B-FLEXION International GP LLC	Citizenship	Current Principal Occupation or Employment and 5-Year Employment History
and Biomedical Engineering at the Johns Hopkins University, and was most recently the President, Global Research and Development for Sanofi from January 2011 to July 2018. Dr. Zerhouni’s academic career was spent at the Johns Hopkins University and Hospital where he was Professor and Chair of Radiology and Biomedical Engineering and Executive Vice Dean from 1996 to 2002.

Adam Dilluvio	Secretary and Treasurer	United States	Mr. Dilluvio joined B-FLEXION Services, Inc. and Gurnet Point Capital, LLC in May 2019, and has served as general counsel since September 2021. Prior to joining B-FLEXION and Gurnet Point, he was an investment banking associate at Raymond James Financial, Inc. from July 2017 to May 2019. Mr. Dilluvio was an associate at Weil, Gotshal & Manages LLP from October 2013 to June 2017.

None of the natural persons listed above have been convicted in a criminal proceeding during the past five (5) years (excluding traffic violations or similar misdemeanors) or were a party to any judicial or administrative proceeding during the past five (5) years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining him from future violations of, or prohibiting activities subject to, federal or state securities laws, or finding of any violation of federal or state securities laws.

Dr. Loh

Evan Loh, M.D.

Chief Executive Officer

Paratek Pharmaceuticals, Inc.

75 Park Plaza

3rd Floor

Boston, MA 02116

Telephone: (617) 807-6600

Dr. Loh has served as the Company’s Chief Executive Officer since 2019 and as a member of the Company Board since 2014. Prior to the Company’s merger with Transcept Pharmaceuticals, Inc., Dr. Loh had served as Chairman of the Company Board and Chief Medical Officer. Dr. Loh has not been convicted in a criminal proceeding during the past five (5) years (excluding traffic violations or similar misdemeanors) and was not a party to any judicial or administrative proceeding during the past five (5) years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining him from future violations of, or prohibiting activities subject to, federal or state securities laws, or finding of any violation of federal or state securities laws. Dr. Loh is a citizen of the United States.

INFORMATION ABOUT THE SPECIAL MEETING

Date, Time and Place

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Company Board for use at the Special Meeting to be held on [             ], 2023, starting at [             ] Eastern Time, or at any postponement or adjournment thereof, at [             ].

Purpose of the Special Meeting

At the Special Meeting, holders of Shares entitled to vote at the Special Meeting will be asked to approve:

•	the Merger Agreement Proposal;

•	the Management Compensation Proposal; and

•	the Adjournment Proposal.

Our stockholders must approve the Merger Agreement Proposal in order for the Merger to occur. If our stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur. Approval of the Management Compensation Proposal and approval of the Adjournment Proposal are not conditions to completion of the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety. We encourage you to read the Merger Agreement carefully in its entirety.

The votes on the Management Compensation Proposal and the Adjournment Proposal are separate and apart from the Merger Agreement Proposal. Accordingly, a stockholder may vote in favor of the Management Compensation Proposal and/or Adjournment Proposal and vote not to approve the Merger Agreement Proposal (and vice versa).

Recommendation of the Company Board

After careful consideration, the Company Board recommends that you vote:

•	“FOR” the Merger Agreement Proposal;

•	“FOR” the Management Compensation Proposal; and

•	“FOR” the Adjournment Proposal.

You should read “Special Factors — Considerations of the Company Board and Procedural Safeguards with respect to the Contemplated Transactions” for a discussion of the factors that the Company Board considered in deciding to recommend the approval of the Merger Agreement and the Contemplated Transactions, including the Merger. See also “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”

Record Date and Quorum

We have fixed [     ], 2023 as the Record Date for the Special Meeting, and only record holders of Shares as of the close of business on the Record Date are entitled to notice of, and to attend and vote at, the Special Meeting or any adjournment or postponement thereof. You are entitled to receive notice of, and to attend and vote at, the Special Meeting if you are a record holder of the Shares at the close of business on the Record Date.

Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date. As of [             ], 2023, the most recent practicable date before this proxy statement was distributed to our stockholders, there were [             ] Shares of Company Common Stock outstanding and entitled to vote at the Special Meeting.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding Shares entitled to vote are present at the Special Meeting or represented by proxy.

The Shares entitled to vote at and represented at the Special Meeting, that are not voted, including the Shares for which a stockholder directs an abstention from voting, if any, will be counted for purposes of establishing a quorum. A quorum is necessary to transact business at the Special Meeting. Once a Share entitled to vote at the Special Meeting is represented at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment of the Special Meeting. However, if a new record date is set for the adjourned Special Meeting, a new quorum will have to be established. In the event that a quorum is not present at the Special Meeting, the stockholders who are present at the Special Meeting, attending the Special Meeting virtually or represented by proxy may be asked to vote as to whether the Special Meeting will be adjourned to another time and/or place.

Vote Required

In accordance with the DGCL, the approval of the proposal to adopt the Merger Agreement requires the affirmative vote of a majority of Shares of Company Common Stock outstanding as of the close of business on the Record Date. For the Merger Agreement Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

The approval of the Management Compensation Proposal requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, so long as a quorum is present. For the Management Compensation Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

The approval of the Adjournment Proposal requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present. For the Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date.

Voting Intentions of the Company’s Directors and Executive Officers

Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the Shares owned directly by them “FOR” the Merger Agreement Proposal, “FOR” the Management Compensation Proposal and “FOR” the Adjournment Proposal.

As of [             ], 2023, the most recent practicable date before this proxy statement was distributed to our stockholders, our directors and executive officers directly owned, in the aggregate, [             ] Shares of Company Common Stock entitled to vote at the Special Meeting, or collectively approximately [         ]% of the total voting power entitled to vote at the Special Meeting. The Management Stockholders, including Evan Loh, holding an aggregate of 4.73% of the outstanding Company Common Stock have also entered into the Voting Agreement with Parent, pursuant to which the Management Stockholders, including Dr. Loh, have agreed to vote, and have granted Parent an irrevocable proxy with respect to the voting of, all Shares of Company Common Stock owned by them in favor of the adoption of the Merger Agreement and the approval of the Contemplated Transactions and against certain actions that would prevent, interfere with or delay the consummation of the Merger. A copy of the form of Voting Agreement entered into by each Management Stockholder and Parent is attached as Annex C to this proxy statement. See “Special Factors — Voting Agreement.” For purposes of clarity, the Shares directly owned by the directors and executive officers, including the Management Stockholders, will be (i) included in determining whether the Merger Agreement Proposal has been approved by the affirmative vote of a majority of Shares of Company Common Stock outstanding as of the close of business on the Record Date.

On June 6, 2023, concurrently with the execution and delivery of the Merger Agreement, the Management Stockholders (including Evan Loh), holding an aggregate of 4.73% of the outstanding Company Common Stock, entered into the Voting Agreement with the Company and Parent concurrently with the execution and delivery of the Merger Agreement. Pursuant to the Voting Agreement, the Management Stockholders have agreed to vote, and have granted Parent an irrevocable proxy with respect to the voting of, all Shares of Company Common Stock owned by them in favor of the adoption of the Merger Agreement and the approval of the Contemplated Transactions and against certain actions that would prevent, interfere with or delay the consummation of the Merger. The Voting Agreement terminates upon the earlier of the Effective Time, the termination of the Merger Agreement in accordance with its terms or upon mutual agreement of Parent and the Management Stockholder. A copy of the form of Voting Agreement entered into by each Management Stockholder and Parent is attached as Annex C to this proxy statement.

As of the date of the filing of this proxy statement, none of Parent, Merger Sub nor any of their respective affiliates (as defined under Rule 405 of the Securities Act) beneficially owns any Shares.

Voting

Stockholders of Record

If your Shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those Shares, the stockholder of record or record holder. This proxy statement and proxy card have been sent to you directly by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote electronically at the Special Meeting. If you have requested printed proxy materials, we have enclosed a proxy card for you to use.

If you do not attend the Special Meeting and fail to vote, either electronically at the Special Meeting or by proxy, your Shares will not be voted at the Special Meeting, and will not be counted as present for purposes of determining whether a quorum exists.

Additionally, if you do not attend the Special Meeting and fail to vote, either electronically at the Special Meeting or by proxy, your failure to vote will (a) have the effect of counting “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of a majority of Shares of Company Common Stock outstanding as of the close of business on the Record Date, in accordance with the DGCL, (b) have no effect on the Management Compensation Proposal (so long as a quorum is present) and (c) have no effect on the Adjournment Proposal (regardless of whether a quorum is present).

Beneficial Owners

If your Shares are held through a broker, bank or other nominee, you are considered the beneficial owner of those Shares held in “street name.” In that case, this proxy statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those Shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your Shares by following their instructions for voting. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these Shares electronically at the Special Meeting unless you submit a legal proxy from your broker, bank or other nominee.

Your broker, bank or other nominee will be permitted to vote your Shares only if you instruct your broker, bank or other nominee as to how to vote. You should follow the instructions provided by your broker, bank or other nominee regarding the voting of your Shares. Under applicable stock exchange rules, absent your instructions, a broker, bank or other nominee does not have discretionary authority to vote on “non-routine” matters, and all the matters to be considered at the Special Meeting are, under such rules, “non-routine.” As a result, absent specific instructions from the beneficial owner of such Shares, your broker, bank or other nominee is not empowered to vote such Shares.

If you instruct your broker, bank or other nominee on how to vote on at least one, but not all the proposals to be considered at the Special Meeting, your Shares will be voted according to your instructions on those proposals for which you have provided instructions, and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting. In this scenario, a “broker non-vote” will occur with respect to each other proposal for which you did not provide voting instructions to your broker, bank or other nominee.

A failure to provide instructions with respect to any of the proposals or a broker non-vote will (a) have the effect of counting “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of a majority of Shares of Company Common Stock outstanding as of the close of business on the Record Date, in accordance with the DGCL, (b) have no effect on the Management Compensation Proposal (so long as a quorum is present) and (c) have no effect on the Adjournment Proposal (regardless of whether a quorum is present).

Abstentions

An abstention will have the same effect as a vote cast “AGAINST” the Merger Agreement Proposal, the Management Compensation Proposal and the Adjournment Proposal, but will count for the purposes of determining if a quorum is present at the Special Meeting.

How to Vote

Your vote is important. You may vote via the internet, by telephone, by mail or by attending the Special Meeting and voting electronically, all as described below. The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your Shares, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the internet or by telephone. If you requested printed materials and choose to vote by telephone or via the internet, you do not need to return your proxy card or voting instruction form. If you are a stockholder of record, telephone and internet voting facilities are available now and will be available twenty-four (24) hours a day until 11:59 p.m., Eastern Time, on [                     ], 2023. If you are the beneficial owner of Shares held in “street name”, your broker, bank or other nominee will provide instructions as to whether you may submit your voting instructions via the internet or by telephone and any applicable deadlines.

Vote on the Internet. If you are a stockholder of record, you may submit your proxy via the internet by following the instructions provided set forth on the enclosed proxy card. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, you will need to go to the website provided on the enclosed voting instruction form. Have your proxy card or voting instruction form in hand when you access the voting website. On the internet voting site, you can confirm that your instructions have been properly recorded.

Vote by Telephone. If you are a stockholder of record, you can also vote by following the instructions set forth on your enclosed proxy card. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, you can vote by telephone by dialing the number specified on your enclosed voting instruction form. Voice prompts will allow you to vote your Shares and confirm that your instructions have been properly recorded. Have your proxy card or voting instruction form in hand when you call.

Vote by Mail. If you are a stockholder of record or if, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, and you have requested printed proxy materials, you may choose to vote by mail, by marking your enclosed proxy card or voting instruction form, dating and signing it, and returning in the accompanying prepaid reply envelope. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to [            ]. If the envelope is missing and you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, please mail your completed voting instruction form to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail.

Voting at the Special Meeting. If you are a stockholder of record, you may vote by attending the Special Meeting on-line and casting your vote electronically. The method or timing of your vote by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting online and vote electronically. If, as of the

Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, and you wish to vote electronically at the Special Meeting, you will need to provide proof of ownership, such as a recent account statement or letter from your broker, bank or other nominee, along with proper identification. Please note that if you are a beneficial owner and wish to vote electronically at the Special Meeting online, you must have a legal proxy from your broker, bank or other nominee naming you as the proxy. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record.

The Shares voted electronically, telephonically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Special Meeting.

If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your Shares voted. Those instructions will identify which of the above choices are available to you in order to have your Shares voted.

The control number located on your proxy card is designed to verify your identity, allow you to submit a proxy for your Shares and confirm that your voting instructions have been properly recorded when submitting a proxy over the internet or by telephone.

Please refer to the instructions on your proxy card or voting instruction form to determine the deadlines for submitting a proxy over the internet or by telephone. If you choose to submit your proxy by mailing a proxy card, your proxy card must be received by our Corporate Secretary by the time the Special Meeting begins.

If you vote by proxy, regardless of the method by which you choose to submit a proxy, the individuals named on the enclosed proxy card, and each of them, with full power of substitution will vote your Shares in the way you indicate. When completing the internet or telephone proxy processes or the proxy card, you may specify whether your Shares should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes indicating how your Shares should be voted on a matter, the Shares represented by your properly signed proxy will be voted “FOR” the Merger Agreement Proposal, “FOR” the Management Compensation Proposal and “FOR” the Adjournment Proposal.

If you have any questions or need assistance voting your Shares, please call Morrow Sodali, our proxy solicitor, at +1 (800) 662-5200 (toll-free in North America) or +1 (203) 658-9400 (outside of North America).

IT IS IMPORTANT THAT YOU SUBMIT A PROXY FOR YOUR SHARES PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, AS PROMPTLY AS POSSIBLE, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING ONLINE MAY REVOKE THEIR PROXIES AND VOTE ELECTRONICALLY AT THE SPECIAL MEETING.

Proxies and Revocation

Any stockholder of record entitled to vote at the Special Meeting may submit a proxy over the internet, by telephone or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or may vote by attending the Special Meeting online and casting your vote electronically. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote your Shares using the instructions provided by your broker, bank or other nominee. If you fail to submit a proxy or to vote electronically at the Special Meeting, or you do not provide your broker, bank or other nominee with instructions, as applicable, your Shares will not be voted at the

Special Meeting, which will have the same effect as a vote cast “AGAINST” the Merger Agreement Proposal and will not have any effect on the Management Compensation Proposal (so long as a quorum is present) and the Adjournment Proposal (regardless of whether a quorum is present).

You have the right to revoke a proxy, whether delivered over the internet, by telephone or by mail, at any time before it is exercised, by (1) submitting another proxy, including a proxy card, at a later date by telephone or on the internet or by timely delivery of a validly executed, later-dated proxy, (2) giving written notice of revocation to our Corporate Secretary, which must be filed with our Corporate Secretary before the Special Meeting begins, or (3) attending the Special Meeting online and voting electronically. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, please refer to the information forwarded by your broker, bank or other nominee for procedures on revoking your proxy.

Only your last submitted proxy will be considered. Please cast your vote “FOR” each of the proposals, following the instructions in your proxy card or voting instruction form provided by your broker, bank or other nominee, as promptly as possible.

In addition to the Merger Agreement Proposal, pursuant to rules of the SEC, you will also be asked to vote at the Special Meeting on (i) a non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, which requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon; and (ii) a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement, which requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present. Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date.

Adjournments and Postponements

Any adjournment of the Special Meeting may be made from time to time by the affirmative vote of a majority of Shares of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, or by the chairman of the meeting, whether or not a quorum is present, without further notice other than by an announcement made at the Special Meeting, unless the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, then our stockholders may be asked to vote on a proposal to approve one or more adjournments of the Special Meeting, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal (as further described in “Adjournment of the Special Meeting (The Adjournment Proposal - Proposal 3) — The Proposal”). Any adjournment of the Special Meeting for the purpose of soliciting additional proxies with respect to any such proposal will allow our stockholders who have already sent in their proxies to revoke them at any time with respect to such proposal prior to their use at the reconvened Special Meeting.

Each record holder of Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date on each matter properly brought before the Special Meeting.

Anticipated Date of Completion of the Merger

We are working to complete the Merger as promptly as practicable. Assuming timely satisfaction of necessary closing conditions, we anticipate that the Merger will be completed in the third (3rd) quarter of 2023. If our stockholders vote to approve the Merger Agreement Proposal, the Merger will become effective as promptly as practicable following the satisfaction or waiver of the other conditions to the Merger as set forth in the Merger Agreement, and, in any event, at the Effective Time.

Appraisal Rights

If the Merger is consummated, Company stockholders and beneficial owners of Shares of Company Common Stock who continuously hold such Shares of Company Common Stock through the Effective Time, who do not vote in favor of the adoption of the Merger Agreement, who properly demand appraisal of such Shares of Company Common Stock in accordance with Section 262, and who otherwise comply with the statutory requirements of Section 262 will be entitled to seek appraisal by the Delaware Court of Chancery of the “fair value” of their Shares of Company Common Stock in connection with the Merger under Section 262. The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached as Annex E to this proxy statement and is incorporated by reference herein. The following summary does not constitute any legal or other advice and does not constitute a recommendation that Company stockholders or beneficial owners of Shares of Company Common Stock exercise their appraisal rights under Section 262. All references in Section 262 and in this summary to a “stockholder,” “holder of Shares of Company Common Stock” or “Company stockholder” are to the record holder of Shares of Company Common Stock unless otherwise expressly noted herein, and all such references to a “beneficial owner” mean a person who is the beneficial owner of Shares of Company Common Stock held either in voting trust or by a nominee on behalf of such person unless otherwise expressly noted herein (and the word “person” means any individual, corporation, partnership, unincorporated association or other entity).

Under Section 262, if the Merger is completed, holders and beneficial owners of Shares of Company Common Stock who: (i) submit a written demand for appraisal of their Shares of Company Common Stock and do not withdraw their demand, fail to perfect or otherwise lose their appraisal rights, in each case in accordance with Section 262; (ii) do not vote such Shares (and ensure that such Shares are not voted) in favor of the adoption of the Merger Agreement; (iii) continuously are the record holders or beneficial owners, as the case may be, of such Shares through the Effective Time; (iv) who are entitled to demand appraisal rights under Section 262 and (v) otherwise exactly follow the procedures set forth in Section 262 will be entitled to have their shares appraised by the Delaware Court of Chancery and receive payment in cash of the “fair value” of the Shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the court. However, after an appraisal petition has been filed, Section 262 provides that the Delaware Court of Chancery will dismiss appraisal proceedings as to all Company stockholders and beneficial owners of Shares of Company Common Stock who have asserted appraisal rights unless (a) the total number of shares for which appraisal rights have been pursued and perfected exceeds 1% of the outstanding shares of Company Common Stock eligible for appraisal as measured in accordance with subsection (g) of Section 262; or (b) the value of the aggregate Merger Consideration in respect of the Shares of Company Common Stock for which appraisal rights have been pursued and perfected exceeds $1 million (conditions (a) and (b) referred to as the “ownership thresholds”). Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may voluntarily pay to each Company stockholder and beneficial owner of Company Common Stock entitled to appraisal an amount in cash pursuant to subsection (h) of Section 262, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary cash payment, unless paid at such time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Under Section 262, where a merger is to be submitted for approval at a meeting of Company stockholders, such as the Special Meeting, the corporation, not less than twenty (20) days prior to the meeting, must notify each of the Company stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice either a copy of Section 262 or information directing the Company stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes the Company’s notice to Company stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 is attached to this proxy statement as Annex E and incorporated by reference herein. In connection with the Merger, any holder of Shares of Company Common Stock or any beneficial owner of Company Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s or beneficial owner’s right to do so, should review this discussion and the applicable provisions of Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A Company stockholder or beneficial owner of Company Common Stock who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement. Moreover, the process of dissenting and exercising appraisal rights requires compliance with technical prerequisites, and because of the complexity of the procedures for exercising the right to seek appraisal of Shares of Company Common Stock, the Company believes that if a Company stockholder or beneficial owner of Company Common Stock considers exercising such rights, that Company stockholder or beneficial owner of Company Common Stock should seek the advice of legal counsel and financial advisors.

Company Stockholders or beneficial owners of Shares of Company Common Stock wishing to exercise the right to seek an appraisal of their shares of Company Common Stock must do ALL of the following:

•

in the case of a Company stockholder, such person must not vote, or abstain from voting, in favor of the proposal to adopt the Merger Agreement. In the case of a beneficial owner of Company Common Stock, such person must not instruct such person’s broker, bank or other nominee to vote such person’s share, or abstain from voting, in favor of the proposal to adopt the Merger Agreement;

•

the Company stockholder or beneficial owner of Company Common Stock must deliver to the Company a written demand for appraisal before the vote on the Merger Agreement at the Special Meeting, which written demand must reasonably inform the Company of the identity of the Company stockholder or beneficial owner of Company Common Stock and that the Company stockholder or beneficial owner of Company Common Stock intends to demand appraisal of his, her or its shares. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the Merger Agreement. Voting “AGAINST” or failing to vote “FOR” the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262;

•

the Company stockholder or beneficial owner of Company Common Stock must continuously hold or beneficially own, as applicable, the Shares of Company Common Stock from the date of making the demand through the Effective Time (a Company stockholder or beneficial owner of Company Common Stock will lose appraisal rights if the Company stockholder or beneficial owner of Company Common Stock transfers the shares before the Effective Time); and

•

the Company stockholder or beneficial owner of Company Common Stock must otherwise comply with the procedures of Section 262, including filing a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within one hundred twenty (120) days after the Effective Time. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.

In addition, one of the ownership thresholds articulated in Section 262(g) must be met.

Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, a Company stockholder or beneficial owner of Company Common Stock who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the Merger Agreement, abstain or not vote the shares.

Filing a Written Demand

Any holder of Shares of Company Common Stock or beneficial owner of Company Common Stock wishing to exercise appraisal rights must deliver to the Company, before the vote on the adoption of the Merger Agreement at the Special Meeting at which the proposal to adopt the Merger Agreement will be submitted to Company stockholders, a written demand for the appraisal of the Company stockholder’s or beneficial owner of shares of Company Common Stock.

In the case of a Company stockholder, that Company stockholder must not vote or submit a proxy in favor of the adoption of the Merger Agreement. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the Company stockholder’s appraisal rights. Therefore, a Company stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting, or otherwise fail to vote, on the adoption of the Merger Agreement.

In the case of a beneficial owner of Company Common Stock, brokers, banks and other nominees that hold Shares of Company Common Stock in “street name” for their customers do not have discretionary authority to vote those Shares on the proposal to approve and adopt the Merger Agreement without specific voting instructions from the beneficial owner on such proposal, but such brokers, banks or other nominees will vote such Shares of Company Common Stock as instructed if the beneficial owner provides such instructions. If a beneficial owner of Shares of Company Common Stock held in “street name” instructs such person’s broker, bank or other nominee to vote such person’s shares in favor of the proposal to approve and adopt the Merger Agreement, and does not revoke such instruction prior to the vote on the proposal to approve and adopt the Merger Agreement, then such Shares of Company Common Stock will be voted in favor of the approval and adoption of the Merger Agreement, and it will constitute a waiver of such beneficial owner’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a beneficial owner of Company Common Stock who wishes to exercise appraisal rights must either not provide any instructions to such person’s broker, bank or other nominee how to vote on the proposal to approve and adopt the Merger Agreement or must instruct such broker, bank or other nominee to vote against the approval and adoption of the Merger Agreement or abstain from voting on such proposal.

Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. A proxy or vote against the adoption of the Merger Agreement will not constitute a demand. A Company stockholder’s or beneficial owner of Company Common Stock’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the Special Meeting will constitute a waiver of appraisal rights.

A demand for appraisal made by a Company stockholder or beneficial owner of Company Common Stock must be executed by or on behalf of the holder of record or beneficial owner, as applicable, and must reasonably inform the Company of the identity of such holder or beneficial owner. In addition, in the case of a demand for appraisal made by a beneficial owner of Company Common Stock, the demand must also reasonably identify the holder of record of the Shares of Company Common Stock for which the demand is made, be accompanied by documentary evidence of the beneficial owner’s ownership of Company Common Stock (such as a brokerage or securities account statement containing such information or a letter from the broker or other record holder of such shares of Company Common Stock confirming such information) and a statement that such documentary evidence is a true and accurate copy of what it purports to be, and provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation under Section 262 and to be set forth on the verified list required by subsection (f) of Section 262. Whether made by a Company stockholder of beneficial owner of Company Common Stock, a written demand for appraisal must state that the person intends thereby to demand appraisal of the person’s Shares of Company Common Stock in connection with the Merger. If the Shares of Company Common Stock are owned of record or beneficially owned in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner or beneficial owner, and if the Shares of Company Common Stock are owned of record or beneficially owned by more than one (1) person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint record holders or beneficial owners. An authorized agent, including an authorized agent for two (2) or more joint record holders or beneficial owners, may execute a demand for appraisal on behalf of a holder of record or beneficial owner; however, the agent must identify the record owner or owners or beneficial owner or owners, respectively, and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners or beneficial owner or owners, as applicable.

All demands for appraisal pursuant to Section 262 should be in writing and should be mailed or delivered to:

Paratek Pharmaceuticals, Inc.

75 Park Plaza

3rd Floor

Boston, MA 02116

with a copy to:

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Attention: Tara M. Fisher

At any time within sixty (60) days after the Effective Time, any holder of Shares of Company Common Stock or beneficial owner who has delivered a written demand to the Company and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the Merger Consideration offered pursuant to the Merger Agreement by delivering to the Company a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than sixty (60) days after the Effective Time will require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any Company stockholder or beneficial owner without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this provision will not affect the right of any Company stockholder or beneficial owner who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such Company stockholder’s or beneficial owner’s demand for appraisal and to accept the Merger Consideration within sixty (60) days after the Effective Time.

Notice by the Surviving Corporation

If the Merger is completed, within ten (10) days after the Effective Time, the Surviving Corporation will notify each holder of Shares of Company Common Stock or beneficial owner who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the Merger Agreement, that the Merger has become effective and the effective date thereof.

Filing a Petition for Appraisal

Within one hundred twenty (120) days after the Effective Time, but not thereafter, the Surviving Corporation or any holder of Shares of Company Common Stock or beneficial owner who has complied with Section 262 and is entitled to seek appraisal under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a Company stockholder or beneficial owner, demanding a determination of the fair value of the shares of Company Common Stock held by all dissenting Company stockholders or beneficial owners entitled to appraisal rights who did not vote their shares of Company Common Stock in favor of the Merger and properly demanded appraisal of such shares. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and Company stockholders and beneficial owners should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the Shares of Company Common Stock. Accordingly, any holders of Shares of Company Common Stock or beneficial owners who desire to have their Shares of Company Common Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their Shares of Company Common Stock within the time and in the manner prescribed in Section 262. The failure of a holder of Company Common Stock or beneficial owner to file such a petition within the period specified in Section 262 could nullify the Company stockholder’s or beneficial owner’s previous written demand for appraisal.

Within one hundred twenty (120) days after the Effective Time, any person who has complied with the requirements of Section 262 and who is entitled to appraisal rights thereunder will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of Shares of Company Common Stock not voted in favor of the adoption of the Merger Agreement and with respect to which the Company has received demands for appraisal, and the aggregate number of holders of such Shares of Company Common Stock or beneficial owners holding or owning such Shares of Company Common Stock (provided that, in the case of a demand made by a beneficial owner in such person’s name, the record holder of such shares will not be considered a separate stockholder holding such Shares of Company Common Stock for purposes of such aggregate number). The Surviving Corporation must give such statement to the requesting Company stockholder or beneficial owner within ten (10) days after receipt by the Surviving Corporation of the written request for such a statement or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by a holder of Shares of Company Common Stock or a beneficial owner and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within twenty (20) days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all Company stockholders or beneficial owners of shares of Company Common Stock who have demanded payment for their Shares of Company Common Stock and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all of the Company stockholders or beneficial owners of shares of Company Common Stock shown on such verified list at the addresses stated therein. Such notice will also be published at least one (1) week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication determined by the Delaware Court of Chancery. The costs of these notices are borne by the Surviving Corporation. After notice to Company stockholders or beneficial owners of Shares of Company Common Stock as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those Company stockholders or beneficial owners of Shares of Company Common Stock who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the Company stockholders or beneficial owners of Shares of Company Common Stock who demanded appraisal of their Shares represented by certificates to submit their stock certificates (if any) to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and, if any Company stockholder or beneficial owner of Company Common Stock fails to comply with that direction, the Delaware Court of Chancery may dismiss that Company stockholder or beneficial owner of Company Common Stock from the proceedings. The Delaware Court of Chancery will dismiss appraisal proceedings as to all Company stockholders and beneficial owners of Shares of Company Common Stock who assert appraisal rights unless one of the ownership thresholds is met.

Determination of Fair Value

After determining the holders and beneficial owners of Shares of Company Common Stock entitled to appraisal and that at least one of the ownership thresholds described above has been satisfied as to Company stockholders or beneficial owners of Shares of Company Common Stock seeking appraisal rights, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the Shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value (subject, in the case of interest payments, to any voluntary cash payments made by the Surviving Corporation pursuant to subsection (h) of Section 262 that have the effect of limiting the sum on which interest accrues as described below). In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may pay to each Company stockholder and beneficial owner of Company Common Stock entitled to appraisal an amount in cash, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the shares of Company Common Stock as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary payment, unless paid at such time.

In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the Merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation.

In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.”

Company stockholders and beneficial owners of Shares of Company Common Stock considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the Merger Consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and Company stockholders and beneficial owners of Shares of Company Common Stock should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither the Company nor Parent anticipates offering more than the Merger Consideration to any Company stockholder or beneficial owner of Company Common Stock exercising appraisal rights, and each of the Company and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Company Common Stock is less than the Merger Consideration. If a petition for appraisal is not timely filed, or if neither of the ownership thresholds described above has been satisfied as to Company stockholders or beneficial owners of Shares of Company Common Stock seeking appraisal rights, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and charged upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a Company stockholder or beneficial owner of Company Common Stock, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a Company stockholder or beneficial owner of Company Common Stock in connection with an appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to be appraised. In the absence of such determination or assessment, each party bears its own expenses.

If any Company stockholder or beneficial owner of Company Common Stock who demands appraisal of his, her or its Shares of Company Common Stock under Section 262 fails to perfect, withdraws or otherwise loses, such holder’s right to appraisal, the Company stockholder’s or beneficial owner of Company Common Stock’s Shares of Company Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration, without interest, upon delivery by such holder of a properly completed and duly executed letter of transmittal to the Company or the Paying Agent (as defined in this proxy statement) and transfer of the Shares of Company Common Stock. A Company stockholder or beneficial owner of Company Common Stock will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal if no petition for appraisal is filed within one hundred twenty (120) days after the Effective Time, if neither of the ownership thresholds described above is met or if the Company stockholder or beneficial owner of Company Common Stock properly delivers to the Surviving Corporation a written withdrawal of the holder’s or beneficial owner’s demand for appraisal and an acceptance of the Merger Consideration in accordance with Section 262.

From and after the Effective Time, no Company stockholder or beneficial owner of Company Common Stock who has demanded appraisal rights will be entitled to vote such shares of Company Common Stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of Company Common Stock, if any, payable to Company stockholders as of a time prior to the Effective Time. If no petition for an appraisal is filed, if neither of the ownership thresholds described above is met, or if the Company stockholder or beneficial owner of Company Common Stock delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal and an acceptance of the Merger, either within sixty (60) days after the Effective Time or thereafter with the written approval of the Surviving Corporation, then the right of such Company stockholder or beneficial owner of Company Common Stock to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any Company stockholder or beneficial owner of Company Common Stock without the approval of the court, and such approval may be conditioned upon such terms as the court deems just; provided, however, that the foregoing will not affect the right of any Company stockholder or beneficial owner of Company Common Stock who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such Company stockholder’s or beneficial owner of Company Common Stock’s demand for appraisal and to accept the terms offered upon the Merger within sixty (60) days after the Effective Time.

COMPANY STOCKHOLDERS WHO VOTE SHARES IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT AND BENEFICIAL OWNERS OF SHARES OF COMPANY COMMON STOCK WHO INSTRUCT SUCH PERSONS’ BROKERS, BANKS OR OTHER NOMINEES TO VOTE SUCH PERSONS’ SHARES IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT WILL NOT BE ENTITLED TO EXERCISE APPRAISAL RIGHTS WITH RESPECT THERETO BUT, RATHER, WILL RECEIVE THE MERGER CONSIDERATION.

Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a Company stockholder’s statutory appraisal rights. Consequently, any Company stockholder or beneficial owner of Company Common Stock wishing to exercise appraisal rights is encouraged to consult legal counsel and financial advisors before attempting to exercise those rights.

Solicitation of Proxies; Payment of Solicitation Expenses

The Company has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow Sodali LLC a fee of approximately $15,000, and to reimburse Morrow Sodali LLC for certain out-of-pocket fees, charges and expenses. The Company will indemnify Morrow Sodali LLC against certain losses, damages, expenses, liabilities and claims. The Company also will reimburse brokers, banks, other nominees, custodians and fiduciaries representing beneficial owners of the Shares for their expenses in forwarding soliciting materials to beneficial owners of our Shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, over the internet or in person. Our directors, officers and employees will not be paid any additional amounts for soliciting proxies.

Householding of the Proxy Statement

The SEC rules permit companies and intermediaries such as brokers, banks and other nominees to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single proxy statement. This process is commonly referred to as “householding” and can result in significant cost savings for the Company. To take advantage of this opportunity, the Company, brokers, banks and other nominees who hold your Shares may deliver only one proxy statement to multiple stockholders who share an address unless one or more of the stockholders has provided contrary instructions. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your bank or broker, and direct your written request to the Company at 75 Park Plaza, 3rd Floor, Boston, MA 02116, Attention: Corporate Secretary, or contact us by telephone at (617) 807-6600. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their banker or broker. For more information, see “Information about the Special Meeting — Questions and Additional Information” below or “Where You Can Find More Information.”

Questions and Additional Information

If you have additional questions about the Special Meeting, the Merger or this proxy statement, need assistance in submitting your proxy or voting your Shares, or need additional copies of the proxy statement or the enclosed proxy card or voting instructions, please contact the Company’s proxy solicitor in connection with the Special Meeting:

Morrow Sodali LLC

509 Madison Avenue

New York, New York 10022

+1 (800) 662-5200 (toll-free in North America)

+1 (203) 658-9400 (outside of North America)

Email: PRTK@info.morrowsodali.com

Stockholders and brokers, banks and other nominees may call (800) 662-5200 (toll-free) or (212) 658-9400.

THE MERGER

(THE MERGER AGREEMENT PROPOSAL — PROPOSAL 1)

The Proposal

The Company is asking you to approve the Merger Agreement Proposal. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety.

General

We are asking our stockholders to consider and vote on the approval and adoption of the Merger Agreement and the Contemplated Transactions, including the Merger. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company with the Company surviving the Merger as a wholly-owned subsidiary of Parent. If the Merger is completed, each Share (other than the Cancelled Shares and Dissenting Shares) will be cancelled and retired and automatically converted into the right to receive, the Merger Consideration of (i) $2.15, payable to the holder thereof in cash, without interest but subject to reduction for any applicable withholding taxes payable in respect thereof and (ii) one CVR that shall represent the right to receive $0.85 upon the satisfaction of certain conditions pursuant to the CVR Agreement to be entered into between Parent and the Rights Agent, but subject to reduction for any applicable withholding tax payable in respect thereof. For a detailed description of the Merger Agreement and the Contemplated Transactions, including the Merger, see “The Merger Agreement.”

As discussed in the section entitled “Special Factors — Considerations of the Company Board and Procedural Safeguards with respect to the Contemplated Transactions,” the Company Board has determined that (i) the Merger Agreement and the Contemplated Transactions, including the Merger, are fair to, and in the best interests of, the Company and the holders of Shares and that it is advisable to enter into the Merger Agreement, (ii) approved the Merger Agreement and (iii) resolved to recommend that the holders of the Shares adopt the Merger Agreement.

Our stockholders must approve the Merger Agreement Proposal in order for the Merger to occur. If our stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur.

Vote Required

In accordance with the DGCL, the approval of the proposal to adopt the Merger Agreement requires the affirmative vote of a majority of Shares of Company Common Stock outstanding as of the close of business on the Record Date.

Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date.

Appraisal Rights

If the Merger is consummated, stockholders who continuously hold Shares through the Effective Time, who do not vote such Shares in favor of the adoption of the Merger Agreement and who properly demand appraisal of such Shares and do not effectively withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to an appraisal of such Shares in connection with the Merger under Section 262 of the DGCL. This means that holders of Shares who perfect their appraisal rights, who do not thereafter effectively withdraw their demand for appraisal, and who follow the procedures in the manner prescribed by Section 262 of the DGCL will be entitled to have such Shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of such Shares, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the Delaware Court of Chancery (or in certain circumstances described in further detail in the section of this proxy statement captioned “The Special Meeting — Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their Shares are encouraged to review Section 262 of the DGCL carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Stockholders considering seeking appraisal should be aware that the fair value of their Shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Shares.

To exercise your appraisal rights, you must: (i) submit a written demand for appraisal to the Company before the vote is taken on the adoption of the Merger Agreement; (ii) not submit a proxy with respect to, or otherwise vote, the Shares for which you seek appraisal in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold such Shares of record on and from the date of the making of the demand through the Effective Time; and (iv) strictly comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Your failure to follow exactly the procedures specified under Section 262 of the DGCL will result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Merger unless certain stock ownership conditions are satisfied by the stockholders seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section of this proxy statement captioned “The Special Meeting — Appraisal Rights,” which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is reproduced and attached as Annex E to this proxy statement and is incorporated by reference in this proxy statement in its entirety. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee.

Vote Recommendation

The Company Board recommends that you vote “FOR” the Merger Agreement Proposal.

MERGER RELATED EXECUTIVE COMPENSATION ARRANGEMENTS

(THE MANAGEMENT COMPENSATION PROPOSAL — PROPOSAL 2)

The Proposal

The Company is asking you to approve the Management Compensation Proposal.

General

As required by Item 402(t) of Regulation S-K and Section 14A of the Exchange Act, the Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the “Golden Parachute Compensation” table and the footnotes to that table contained in the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Golden Parachute Compensation.”

The Company believes that those certain compensation arrangements for the Company’s named executive officers in connection with the Merger are reasonable and demonstrate that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executive officers and a strong alignment with the long-term interests of the Company’s stockholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation that may become payable to the Company’s named executive officers in connection with the Merger. In addition, this vote is separate and independent from the vote of stockholders to approve the Merger Agreement Proposal. The Company asks that its stockholders vote “FOR” the following resolution:

“RESOLVED, that certain compensation arrangements for the Company’s named executive officers in connection with the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the “Golden Parachute Compensation” table and the footnotes to that table contained in the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Golden Parachute Compensation,” is hereby APPROVED on a non-binding, advisory basis.”

This vote is advisory and, therefore, it will not be binding on the Company, nor will it overrule any prior decision or require the Company Board (or any committee thereof) to take any action. Accordingly, regardless of the outcome of the advisory vote, the Company’s named executive officers may be or become entitled to certain compensation arrangements in connection with the Merger, as disclosed in this proxy statement. However, the Company Board values the opinions of the Company’s stockholders, and to the extent that there is any significant vote against the Management Compensation Proposal, the Company Board will consider stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns. The Company Board will consider the vote of a majority of the votes cast “FOR” the foregoing resolution as non-binding, advisory approval of certain compensation arrangements for the Company’s named executive officers in connection with the Merger.

Vote Required

The approval of the Management Compensation Proposal requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, so long as a quorum is present.

Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date.

Vote Recommendation

The Company Board recommends that you vote “FOR” the Management Compensation Proposal.

ADJOURNMENT OF THE SPECIAL MEETING

(THE ADJOURNMENT PROPOSAL — PROPOSAL 3)

The Proposal

The Company is asking you to approve the Adjournment Proposal.

General

The Company is asking you to approve a proposal to approve one or more proposals adjournments of the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal.

If the Company stockholders approve the Adjournment Proposal, the Company could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the approval of the Merger Agreement Proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the Special Meeting). Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, the Company could adjourn the Special Meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those Shares to change their votes to votes in favor of any such proposal. Additionally, the Company may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.

Vote Required

The approval of the Adjournment Proposal requires the affirmative vote of a majority of Shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present.

Each record holder of Company Common Stock is entitled to one (1) vote for each Share of Company Common Stock owned of record on the Record Date.

Vote Recommendation

The Company Board recommends that you vote “FOR” the Adjournment Proposal.

OTHER IMPORTANT INFORMATION REGARDING THE COMPANY

Selected Historical Consolidated Financial Data

Set forth below is certain selected historical consolidated financial data relating to the Company. The historical unaudited selected financial data as of and for the three month period ended March 31, 2022 and March 31, 2023 and the audited fiscal years ended December 31, 2021 and December 31, 2022 has been derived from the Company’s consolidated financial information and statements.

This information is only a summary. The selected historical consolidated financial data as of December 31, 2022 and 2021 should be read in conjunction with the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022 and the selected historical consolidated financial data as of an for the three months ended March 31, 2023 and 2022 should be read in conjunction with the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2023, each of which is incorporated by reference into this proxy statement in its entirety. More comprehensive financial information is included in such reports, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by the Company with the SEC, and the following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained therein. See “Where You Can Find More Information.” Results of interim periods are not necessarily indicative of the results expected for a full year or for future periods.

Statement of Operations Data and Balance Sheet Data

	Three Months Ended March 31,		Year Ended December 31,
	2023	2022	2022	2021
	(in thousands, except per share information)		(in thousands, except per share information)
Consolidated Statement of Operations Data:
Net revenue	$31,236	$24,861	$160,268	$130,162
Loss from operations	(15,805)	(13,713)	(46,209)	(59,084)
Net loss	(20,143)	(17,910)	(63,566)	(41,130)
Comprehensive gain (loss)	(20,143)	(18,081)	9	(13)
Basic and diluted net loss per common share	(0.35)	(0.35)	(1.17)	(1.22)

	March 31,		December 31,
	2023	2022	2022	2021
	(in thousands)		(in thousands)
Consolidated Balance Sheet Data:
Cash and cash equivalents	$45,026	$49,033	$34,248	$80,367
Marketable securities	—	30,020	—	15,107
Restricted cash	125	250	125	125
Accounts receivable, net	36,891	24,739	74,657	29,438
Inventories, net	13,989	12,732	16,565	11,020
Other receivables	275	3,520	3,381	3,679
Prepaid and other current assets	14,708	12,988	7,866	12,364
Long-term restricted cash	—	125	—	125
Fixed assets, net	601	762	616	794
Goodwill	829	829	829	829
Right-of-use assets	1,639	1,536	1,782	1,757
Long-term inventories, net	35,590	32,955	31,314	27,767
Other long-term assets	1,155	668	1,155	497
Total assets	150,828	170,157	172,538	183,869
Accounts payable	5,318	4,697	5,308	5,394
Accrued expenses	26,633	22,133	31,210	23,446
Other current liabilities	794	2,007	870	2,457
Long-term debt	257,695	255,949	256,946	254,428
Long-term lease liabilities	1,375	1,063	1,468	1,308
Accrued long-term compensation	45,636	21,893	45,325	21,846
Other liabilities	2,415	2,717	2,453	2,777
Total liabilities	339,866	310,459	343,580	311,656
Total stockholders’ deficit	(189,038)	(140,302)	(171,042)	(127,787)

Book Value per Share

As of March 31, 2023, the book value per Share of Company Common Stock was $(3.30). Book value per Share is computed by dividing total equity at March 31, 2023 by the total Shares outstanding on that date.

Market Price of Shares and Dividends

Shares of Company Common Stock trade on the Nasdaq under the symbol “PRTK.” As of the close of business on [                ], 2023, the most recent practicable date before this proxy statement was distributed to our stockholders, there were [            ] Shares of Company Common Stock outstanding and entitled to vote, held by approximately [            ] holders of record.

The following table sets forth, for the periods indicated, the high and low sales prices of our Shares as reported by the Nasdaq during such period.

	Market Price
Fiscal Year	High	Low
2023
First Quarter	$2.80	$1.29
Second Quarter(*)	$2.91	$1.45
2022
First Quarter	$4.80	$2.89
Second Quarter	$3.45	$1.60
Third Quarter	$3.03	$1.89
Fourth Quarter	$3.65	$1.63
2021
First Quarter	$8.75	$6.03
Second Quarter	$11.24	$6.66
Third Quarter	$7.27	$4.61
Fourth Quarter	$5.41	$4.03

(*)	Second Quarter 2023 market price range reflects trading through June 29, 2023.

The Company has not paid any dividends during the periods set forth above. The Merger Agreement prohibits us from declaring or paying any dividends on the Shares until the Effective Time of the Merger or the termination of the Merger Agreement, without Parent’s consent.

The closing price of the Shares on May 31, 2023, the last full trading day prior to market speculation regarding a potential sale of the Company, was $1.53 per Share of Company Common Stock.

On [                 ], 2023, the most recent practicable date before this proxy statement was distributed to our stockholders, the closing price for the Shares on the Nasdaq was $[                 ] per Share of Company Common Stock. You are encouraged to obtain current market quotations for the Shares in connection with voting your Shares.

If the Merger is completed, there will be no further market for the Shares and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Shares will be delisted from the Nasdaq and deregistered under the Exchange Act.

Beneficial Ownership of Common Stock by Management and Directors

The following table sets forth certain information regarding the ownership of our common stock as of June 30, 2023 by

•	each of our named executive officers;

•	each of our directors; and

•	all executive officers and directors of the Company as a group

The number of Shares owned, total Shares beneficially owned and the percentage of common stock beneficially owned below is based on total of 57,282,239 Shares of Company Common Stock outstanding as of June 30, 2023.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of Company Common Stock that may be acquired by an individual or group within 60 days of June 30, 2023, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

We believe that the stockholders named in this table have sole voting and investment power with respect to all Shares of Company Common Stock shown to be beneficially owned by them, based on information provided to us by such stockholders.

Unless otherwise indicated in the footnotes, the address for each stockholder listed is: c/o Paratek Pharmaceuticals, Inc., 75 Park Plaza, 3rd Floor, Boston, Massachusetts 02116.

	Shares Owned Directly or Beneficially	Stock Options that have Vested and will Vest within 60 Days	RSUs That Have Vested and will Vest within 60 Days	Total Shares Beneficially Owned(1)	Percentage Owned
Named Executive Officers and Directors
Michael F. Bigham	1,209,702	—	—	1,209,702	2.11%
Evan Loh, M.D.	1,208,198	—	—	1,208,198	2.11%
Adam Woodrow	651,284	—	—	651,284	1.14%
Timothy R. Franson, M.D.	72,000	62,000	—	134,000	*
Jeffrey Stein, Ph.D.	68,625	62,000	—	130,625	*
Robert S. Radie	72,250	62,000	—	134,250	*
Thomas J. Dietz, Ph.D.	70,000	62,000	—	132,000	*
Kristine Peterson	79,000	50,000	—	129,000	*
Rolf K. Hoffmann	84,000	41,000	—	125,000	*
Minnie V. Baylor-Henry	59,200	8,178	—	67,378	*
All executive officers and directors as a group	4,357,371	347,178	—	4,704,549	8.2%

*	Represents beneficial ownership of less than 1% of the Shares of Company Common Stock, if applicable.
(1)	This table is based upon information provided to us by our executive officers and directors.

Beneficial Ownership of Common Stock by Principal Stockholders

The following table sets forth the ownership by each principal stockholder who owned of record or was known by the Company to own beneficially more than 5% of our common stock as of [            ], 2023.

	Number of Shares Beneficially Owned(1)	Percentage Owned
5% Stockholders
Entities Affiliated with NexPoint Advisors, L.P.(2)	6,692,447	11.69%

(1)	This table is based upon information about principal stockholders known to us based on Schedules 13G and 13D filed with the SEC and otherwise available.
(2)

Based upon information provided by NexPoint Real Estate Opportunities, LLC, Drugcrafters, LP, NexPoint Climate Tech Fund, NexPoint Event Driven Fund, Highland Global Allocation Fund, NexPoint Asset Management, L.P., NexPoint Advisors, L.P., The Dugaboy Investment Trust, Nancy Marie Dondero and James D. Dondero in a Schedule 13D filed on March 30, 2023. NexPoint Real Estate Opportunities, LLC has shared voting and dispositive power over 50,000 Shares. Drugcrafters, LP has shared voting and dispositive power over 1,307,617 Shares. NexPoint Climate Tech Fund has shared voting and dispositive power over 64,770 Shares. NexPoint Event Driven Fund has shared voting and dispositive power over 225,000 Shares. Highland Global Allocation Fund has shared voting and dispositive power over 2,156,000 Shares. NexPoint Asset Management, L.P. has shared voting and dispositive power over 2,445,770 Shares.

NexPoint Advisors, L.P. has shared voting and dispositive power over 50,000 Shares. The Dugaboy Investment Trust has shared voting and dispositive power over 2,889,060 Shares. Ms. Dondero has shared voting and dispositive power over 2,889,060 Shares. Mr. Dondero has shared voting and dispositive power over 6,692,447 Shares. Mr. Dondero and Ms. Dondero are United States citizens. NexPoint Real Estate Opportunities, LLC, Drugcrafters, LP, NexPoint Event Driven Fund, NexPoint Asset Management, L.P. and NexPoint Advisors, L.P. are Delaware entities. NexPoint Climate Tech Fund and Highland Global Allocation Fund are Massachusetts entities. The address of the principal office for all of the foregoing, except Ms. Dondero, is 300 Crescent Court, Suite 700, Dallas, Texas 75201. The address and principal office of Ms. Dondero is 1010 Crescent Beach Road, Vero Beach, Florida 32963.

Prior Public Offerings

During the past three (3) years, neither the Company, Parent, Merger Sub nor any of their respective affiliates have made an underwritten public offering of the Shares for cash that was registered under the Securities Act of 1933, as amended, or exempt from registration under Regulation A promulgated thereunder.

Certain Transactions in the Shares

Other than the Merger Agreement and agreements entered into in connection therewith, including the Voting Agreement (as described in “Special Factors — Voting Agreement”), and certain Share activity related to our equity awards discussed elsewhere in this proxy statement, the Company, Parent, Merger Sub and their respective affiliates have not executed any transactions with respect to the Shares during the past sixty (60) days. In addition, no affiliates of Parent have nor has Dr. Loh or any of his affiliates purchased any Shares during the past two years.

Past Contracts, Transactions, Negotiations and Agreements

There have been no transactions in excess of $60,000 between the Parent or its Affiliates and any executive officer, director or affiliate of the Company that is a natural person in the past two (2) years.

Directors and Executive Officers of the Company

The Company Board presently consists of nine (9) members. The persons listed below are the directors and executive officers of the Company as of the date of this proxy statement.

The Merger Agreement provides that the directors of Merger Sub immediately prior to the Effective Time will be the initial directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time will be the initial officers of the Surviving Corporation, in each case, until the earlier of his or her death, resignation, or removal, or until his or her successor is duly elected and qualified in accordance with the Surviving Corporation’s certificate of incorporation and bylaws.

Neither the Company, nor any of the Company’s directors or executive officers listed below has, to the knowledge of the Company, been convicted in a criminal proceeding during the past five (5) years (excluding traffic violations or similar misdemeanors). In addition, neither the Company, nor any of the Company’s directors or executive officers listed below has, to the knowledge of the Company, during the past five (5) years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

The name, position, business address, present principal occupation or employment and material occupations, positions, offices or employment for the past five (5) years of each of the Company’s directors and executive officers are set forth below.

All of the Company’s directors and executive officers can be reached c/o Paratek Pharmaceuticals, Inc., 75 Park Plaza, 3rd Floor, Boston, Massachusetts 02116, (617) 807-6600, and, other than Mr. Hoffmann, each of the directors and executives officers is a citizen of the United States. Mr. Hoffmann is a citizen of Switzerland.

Directors

Name	Age	Position
Michael F. Bigham	66	Executive Chairman of the Company Board
Evan Loh, M.D.	64	Chief Executive Officer and Director
Jeffrey Stein, Ph.D.	68	Lead Independent Director
Kristine Peterson	63	Director
Minnie V. Baylor Henry	75	Director
Robert Radie	60	Director
Timothy Franson, M.D.	71	Director
Rolf K. Hoffmann	64	Director
Thomas J. Dietz, Ph.D	60	Director

Michael F. Bigham

Michael F. Bigham has been our Executive Chairman of the Company Board since June 2019. Prior to that, he was Chief Executive Officer and Chairman of the Company Board from 2014 to June 2019. Mr. Bigham has more than 25 years of senior leadership experience in the biopharmaceutical industry. From January 2003 to November 2015, he was a general partner at Abingworth LLP, a leading international investment group dedicated to life sciences and healthcare. From November 2015 to December 2018, he served as part-time Executive Partner at Abingworth LLP. He currently serves as a member of the board of directors of Frazier LifeSciences Acquisition Corporation. Mr. Bigham has previously served on the boards of Adamas Pharmaceuticals, Inc., Avila Therapeutics (where he was also the founding Chairman and Chief Executive Officer), Inmediata, Magellan Biosciences, Portola Pharmaceuticals, Inc., Supernus Pharmaceuticals, Avedro and Valeritas. He was formerly Vice Chairman of Corixa Corporation, a publicly traded biotechnology company, and was President and Chief Executive of Coulter Pharmaceuticals, a publicly traded oncology company, until it merged into Corixa Corporation. Previously, he was an early employee at Gilead Sciences where he served in various capacities, including Executive Vice President of Operations and Chief Financial Officer. Before joining Gilead Sciences, Mr. Bigham was a Partner at Hambrecht & Quist where he became Co-Head of Healthcare Investment Banking. Mr. Bigham received his B.S. from the University of Virginia and qualified as a C.P.A. before completing his M.B.A. at Stanford University.

Evan Loh, M.D.

Evan Loh, M.D. has been our Chief Executive Officer since June 2019. Prior to that, Dr. Loh served in various roles including President, Chief Operating Officer, and Chief Medical Officer from 2014 until June 2019. Dr. Loh has been a member of the Company Board since 2014. Prior to the merger with Transcept Pharmaceuticals, Inc. Dr. Loh had served as Chairman of the Company Board and Chief Medical Officer. Previously, Dr. Loh served as Senior Vice President, Development and Strategic Operations, Worldwide Research and Development, at Pfizer. While at Pfizer Inc., or Pfizer, Dr. Loh’s responsibilities included scientific, operational, and strategic drug development oversight for all R&D pre-proof of concept development phase programs and leading global portfolio prioritization. Dr. Loh joined Pfizer from Wyeth Pharmaceuticals, Inc., or Wyeth where he was Vice President, Multiple Therapeutic Areas where he was responsible for global development strategy and clinical operational deliverables. At Wyeth, he led multiple successful global registration programs, including for Torisel and Tygacil. He currently serves on the board of directors of Eiger Biopharmaceuticals, Inc. and Windtree Pharmaceuticals, Inc. Dr. Loh served as Chairman of the Antimicrobials Working Group, an industry leading coalition of biotech companies focused on antimicrobial development from

2019 to 2021, and currently serves on its Executive Committee. Dr. Loh served as a director on the board of Nivalis Therapeutics, Inc. from 2012 until the completion of its sale to Alpine Immunotherapeutics in 2017. Dr. Loh served as a faculty member at both Harvard Medical School and the University of Pennsylvania School of Medicine. Dr. Loh received his A.B. from Harvard College and his M.D. from Harvard Medical School. He completed his Internal Medicine and Cardiovascular fellowship training at Brigham and Women’s Hospital.

Jeffrey Stein, Ph.D.

Jeffrey Stein, Ph.D. has served on the Company Board since October 2014 and was appointed as our Lead Independent Director in December 2022. Dr. Stein has been the President, Chief Executive Officer and Director of Cidara Therapeutics, Inc., or Cidara, since 2014. Prior to joining Cidara, Dr. Stein was Chief Executive Officer of Trius Therapeutics, Inc. from its founding in 2007 until its acquisition by Cubist Pharmaceuticals in September 2013. Dr. Stein is also founding Chairman and President of the Antibiotics Working Group, an industry leading 501(c)(6) organization. In addition to serving on the boards of Cidara and Paratek, Dr. Stein is currently a director of Ideaya Biosciences, Inc. and serves on the board of managers of Life Science Cares, San Diego. Previously, Dr. Stein was a Venture Partner and Kauffman Fellow with Sofinnova Ventures and opened the firm’s San Diego office in 2005. Prior to joining Sofinnova Ventures, Dr. Stein was co-founder and Chief Scientific Officer of Quorex Pharmaceuticals, Inc. which was acquired by Pfizer Pharmaceuticals in 2005. He has also served as a Principal Scientist with Diversa Corporation and the Agouron Institute. Dr. Stein conducted his postdoctoral research as an Alexander Hollaender Distinguished Postdoctoral Fellow at the California Institute of Technology and his graduate work as a NASA Graduate Student Researcher Fellow at the University of California, San Diego.

Kristine Peterson

Kristine Peterson has served on the Company Board since March 2016. In her previous role as Chief Executive Officer at Valeritas, Inc., from June 2009 to February 2016, she evolved the organization from an early-stage company to a fully commercial operation, following the U.S. and EU approvals of its drug-device in type-2 diabetes. Ms. Peterson has more than 30 years of industry experience, including as Company Group Chair of Johnson & Johnson’s, or J&J, biotech groups. In that role, she was responsible for research, development, manufacturing, and commercialization of oncology, immunology, and other biotechnology therapeutics for J&J. Previously, she was Executive Vice President for J&J’s global strategic marketing organization. Prior to J&J, she was Senior Vice President, Commercial Operations for Biovail Corporation and President for Biovail Pharmaceuticals. Earlier, Ms. Peterson spent 20 years with Bristol-Myers Squibb where she held assignments of increasing responsibility in marketing, sales, and general management, including running the cardiovascular/metabolics business unit and the generics division.

Ms. Peterson currently serves as a member of the boards of Enanta Pharmaceuticals, Inc., Immunocore Holdings plc and ImmunoGen, Inc. and was previously an advisor to the Healthcare Businesswoman’s Association. She has a B.S. and an M.B.A. from the University of Illinois at Champaign-Urbana.

We believe Ms. Peterson’s qualifications to sit on the Company Board include her strong background in pharmaceutical industry leadership and market development

Minnie V. Baylor Henry

Minnie V. Baylor-Henry has served on the Company Board since June 2021. Ms. Baylor-Henry has served as the President of B-Henry & Associates, a consulting firm focused on providing regulatory and compliance strategy services to life sciences companies, since 2015. Prior to assuming her current role, she was the Worldwide Vice-President for Regulatory Affairs for Johnson & Johnson’s (J&J) Medical Devices & Diagnostics business from 2011 to 2015.

Before returning to J&J in 2011, Ms. Baylor-Henry was a National Director for Regulatory & Capital Markets Consulting at Deloitte & Touche, with a successful practice that focused on regulatory life sciences. From 1999-2008, she worked in many executive leadership roles at J&J in the Pharmaceutical and Consumer businesses, including serving as J&J’s Vice President for Medical & Regulatory Affairs for the over-the-counter drugs business.

Prior to joining J&J, Ms. Baylor-Henry worked for the U.S. Food & Drug Administration (FDA). During her career at FDA, she served in many roles, most notably, FDA’s National Health Fraud Coordinator and, within the Center for Drugs, as the Director of the Division of Drug Marketing, Advertising, and Communications.

Ms. Baylor-Henry previously served as the Board Chair for the Food and Drug Law Institute (FDLI) and was a member of the board of Flame Biosciences. Additionally, she served as the President and Chair of the board for the Drug Information Association (DIA), where she is currently serving as a Fellow. Ms. Baylor-Henry is a Trustee for Howard University, as well as the Chair of the Board of Visitors for Howard University’s College of Pharmacy. In addition, she is an independent director for scPharmaceuticals, Apyx Medical, Lantheus Holdings, Inc. and PolarityTE, all publicly traded companies. Ms. Baylor-Henry is a member of the board of directors for several not-for-profit companies, including The Partnership, Mass Eye & Ear Hospital, and Dress for Success Boston.

Ms. Baylor-Henry received her Pharmacy degree from Howard University’s College of Pharmacy and her law degree from Catholic University’s Columbus School of Law.

Robert Radie

Robert S. Radie has served on the Company Board since October 2014. Mr. Radie joined Neuraptive Therapeutics, Inc. in June 2020 as Chairman of the board and Chief Executive Officer. Previously he served as President, Chief Executive Officer and director of Zyla Life Sciences (formerly Egalet Corporation) from March 2012 to October 2019. From November 2010 to October 2011, Mr. Radie served as President and Chief Executive Officer of Topaz Pharmaceuticals Inc., a specialty pharmaceutical company acquired by Sanofi Pasteur in 2011. From March 2009 to November 2010, Mr. Radie served as President and Chief Executive Officer of Transmolecular, Inc., a biotechnology company developing cancer diagnostic and treatment products, after serving as a consultant to Transmolecular from December 2008 through March 2009. From September 2007 to September 2008, Mr. Radie served as the Chief Business Officer of Prestwick Pharmaceuticals, Inc., a specialty pharmaceutical company. Before joining Prestwick Pharmaceuticals, Mr. Radie served in senior management positions with a number of pharmaceutical and biotechnology companies, including Morphotek, Inc., Vicuron Pharmaceuticals, Inc. and Eli Lilly and Company. He currently serves as Chairman of the board of directors of Rockwell Medical, Inc., a biopharmaceutical company, Horse Power For Life, a non-profit organization dedicated to improving the quality of life for individuals diagnosed with cancer since 2007, and ValSource, an employee owned company in the healthcare space since 2020. Mr. Radie formerly served as a director of Affinium Pharmaceuticals, Ltd., a specialty pharmaceutical company, from July 2012 to March 2014, Veloxis Pharmaceuticals AS, a public commercial stage company from June 2016 until its acquisition in February 2020, and the industry advocacy group LifeScience Pennsylvania from 2015 to 2021. Mr. Radie received his B.S. in chemistry from Boston College.

Timothy Franson, M.D.

Timothy R. Franson, M.D. has served on the Company Board since July 2015. Currently he is a Principal in Faegre Drinker Consulting in the Health and FDA Practice sectors. From April 2014 to July 2019, Dr. Franson served as the Chief Medical Officer for YourEncore, a consultancy that helps global life sciences and consumer health companies accelerate new product pipelines and bring safer, more effective products to consumers. Until 2008, Dr. Franson was Vice President of Global Regulatory Affairs at Lilly Research Laboratories (Eli Lilly and Company). Dr. Franson has been directly involved in dozens of successful major regulatory approvals, and he has extensive clinical and regulatory experience in all pre- and post-approval phases of pharmaceutical development. He has co-chaired working groups for several industry initiatives, including the joint Food and Drug Administration (FDA), industry working group addressing clinical aspects of the FDA Modernization Act of 1997. Dr. Franson served as the President of the US Pharmacopeia Convention (USP), which establishes drug quality standards enforced by regulators such as FDA, from 2010 to 2015, and served on the organization’s Board of Trustees as immediate Past President until 2020. In addition, Dr. Franson serves as a member of the board of directors for Cidara Therapeutics, Inc. From 2016 to 2021, Dr. Franson served as Chair of the board of directors for the Critical Path Institute, which collaborates with FDA and industry in innovation advances, and remains on that board as Immediate Past Chair. He also served on the board of directors for Myrexis, Inc. (formerly Myriad Pharmaceuticals, Inc.) from 2010 to 2013. Dr. Franson received his medical degree from the University of Illinois College of Medicine and is Board certified in Internal Medicine and Infectious Disease.

Rolf K. Hoffmann

Rolf K. Hoffmann has served on the Company Board since April 2018. Previously Mr. Hoffmann spent 12 years at Amgen, Inc., or Amgen, including as Senior Vice President, International Commercial Operations and Senior Vice President, U.S. Commercial Operations. Mr. Hoffmann joined Amgen from Eli Lilly & Company, or Lilly, where he worked for 17 years in a variety of sales and marketing and executive management positions. His sales and marketing positions at Lilly included product manager for Prozac(R) and national sales manager for Lilly’s Central Nervous System franchise. He held positions at Lilly as Area Director of Latin America, General Manager South, Subsahara Africa and General Manager of Germany. Mr. Hoffmann currently serves as a director of Genmab A/S. He served as a Member of Supervisory Board at Stada Arzneimittel AG from August 2016 to September 2017.

Mr. Hoffmann received a Master’s degree in English from the University of Koeln, Master in Kinesiology from the Deutsche Sporthoschschule, also in Koeln, Germany and a Master’s degree in Business Administration from the University of North Carolina’s Kenan-Flagler Business School in 1987.

Thomas J. Dietz, Ph.D

Thomas J. Dietz, Ph.D. has served on the Company Board since October 2014. Dr. Dietz has been Chairman and Chief Executive Officer of Waypoint Holdings, LLC, a diversified financial holdings and services company, since December 2010. Dr. Dietz was previously co-Chief Executive Officer and then Chief Executive Officer and a director of Pacific Growth Equities, LLC, an investment bank and institutional brokerage firm, from 2004 to January 2009, when the firm was acquired by Wedbush Securities, or Wedbush, a financial services firm. Dr. Dietz subsequently served as head of the investment banking division at Wedbush until November 2010. Dr. Dietz joined Pacific Growth in 1993 and served in various roles, including senior roles in equities research and investment banking, prior to taking the Chief Executive Officer role there. Dr. Dietz currently serves as Chairman on the board of directors of Eiger BioPharmaceuticals, Inc. and as a director of Leap Therapeutics, Inc. in addition to several private companies. He previously served on the board of Transcept Pharmaceuticals, Inc. from April 2013 until its merger with Paratek on October 30, 2014. Previously, Dr. Dietz was a member of the research faculty in the Department of Medicine, University of California, San Francisco and the VA Medical Center. Dr. Dietz holds a Ph.D. in molecular biology and biochemistry from Washington University in St. Louis.

Executive Officers

Name	Age	Position
Michael F. Bigham	66	Executive Chairman of the Company Board
Evan Loh, M.D	64	Chief Executive Officer
Adam Woodrow	56	Chief Commercial Officer and President
Randall Brenner	50	Chief Development and Regulatory Officer
William M. Haskel	62	Chief Legal Officer, General Counsel and Corporate Secretary

Michael F. Bigham

Mr. Bigham’s biography is included above under the heading “ — Directors”.

Evan Loh, M.D

Dr. Loh’s biography is included above under the heading “ — Directors”.

Adam Woodrow

Mr. Woodrow has served as our President and Chief Commercial Officer since June 2019. Prior to that, Mr. Woodrow served as Vice President and Chief Commercial Officer from October 2014 to June 2019. From October 2009 until September 2014, Mr. Woodrow worked for Pfizer Inc. in various strategic and operational commercial roles. There, he had a worldwide responsibility for Global Strategic Marketing, New Business Development and Early Commercial Development for Pfizer Specialty Products. Mr. Woodrow’s portfolio included inflammation, anti-infectives, antifungals, hemophilia, endocrinology, neurology, and rare diseases. Mr. Woodrow’s early commercial work focused on inflammation, neuroscience, hematology, renal and rare diseases. Mr. Woodrow joined Pfizer from Wyeth, where he was Vice President and Global Business Manager for Enbrel. In his 10 years at Wyeth, Mr. Woodrow held senior marketing and sales positions in the United States and in his native United Kingdom. Prior to joining Wyeth, Mr. Woodrow held sales and marketing positions with Bayer Pharmaceuticals. In his career in the pharmaceutical industry, Mr. Woodrow has worked with several non-profit societies and organizations such as the Hemophilia Society, the Primary Immune Deficiency Society, the Prostate Cancer Support Association and has served on the board of the New York Chapter of the Arthritis Foundation. Mr. Woodrow received his B.S. in Industrial Chemistry with a specialization in Pharmaceutical Medicine from the University of Wales College of Cardiff.

Randall Brenner

Mr. Brenner has served as our Chief Development and Regulatory Officer since June 2019. Since 2015, Mr. Brenner has been part of the Executive team leading the regulatory, quality and manufacturing activities for NUZYRA’s development and approval. Prior to Paratek, Mr. Brenner was the Global Head of Regulatory Affairs at Shire Pharmaceuticals where he was responsible for all aspects of regulatory for a broad range of programs in multiple therapeutic areas and pharmaceutical technologies. Prior to that, Mr. Brenner was Head of Regulatory Affairs for the Emerging Markets and Established Products Business Units at Pfizer. In this role, he played an active part on the regional leadership teams and was responsible for the regulatory activities and staff leading the development, registration, launch, and life cycle of all of Pfizer’s innovative products outside the United States and European Union as well as the Established Products business in all regions. Prior to Pfizer, he spent 14 years at Wyeth Pharmaceuticals, where he held multiple senior regulatory positions. Mr. Brenner received his B.S. in Chemistry at Muhlenberg College and Master of Science from Temple University School of Pharmacy.

William M. Haskel

Mr. Haskel has served as our Chief Legal Officer, General Counsel and Corporate Secretary since June 2020. Prior to that, Mr. Haskel served as our Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer from June 2015 to June 2020. From 2011 until March 2015, Mr. Haskel served as the Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary at Cambrex Corporation. Mr. Haskel was responsible for the global law function as well as overseeing Global Regulatory and Quality Affairs, and Environment, Health and Safety. Previously, Mr. Haskel enjoyed an 18-year career of progressive responsibilities at Wyeth, which was acquired by Pfizer in 2009. Mr. Haskel served as Vice President and Associate General Counsel-Corporate managing a group of 33 employees/19 lawyers across corporate and pharmaceutical divisions and led legal teams on complex multi-billion dollar global transactions. Mr. Haskel also served as Vice President, Global Administration where he led a newly formed global department charged with designing and executing global strategies to capture cost savings and business efficiencies. Mr. Haskel also served as Advisor for the Pfizer Transaction and was a leader of the integration of Wyeth into Pfizer. Earlier at Wyeth, Mr. Haskel was selected to be the Assistant Vice President, Planning; Assistant to the Chairman, President and Chief Executive Officer; and Secretary of Wyeth Management Committee. Earlier in his career, Mr. Haskel was a corporate associate at the law firms Hale & Dorr (now WilmerHale) in Boston, and Olwine, Connelly, Chase, O’Donnell & Weyher in New York City. He received his J.D. from George Washington University Law School; his B.A. from Franklin and Marshall College; and has bar admissions in New York State; Commonwealth of Massachusetts; and the United States District Court (District of Massachusetts).

DELISTING AND DEREGISTRATION OF COMMON STOCK

If the Merger is completed, there will be no further market for the Shares and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Shares will be delisted from the Nasdaq and deregistered under the Exchange Act.

STOCKHOLDER PROPOSALS AND NOMINATIONS

If the Merger is completed, we will not have public stockholders and there will be no public participation in any future meeting of stockholders. However, if the Merger is not completed, or if we are otherwise required to do so under applicable law, we will hold a 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). Any stockholder nominations or proposals for other business intended to be presented at our 2024 Annual Meeting must be submitted to us as set forth below.

Requirements for Stockholder Proposals and Director Nominations for Paratek’s 2024 Annual Meeting

To be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting, your proposal must be submitted in writing by January 27, 2024, to our Corporate Secretary at 75 Park Plaza, 3rd Floor, Boston, MA 02116, provided, however, that if our 2024 Annual Meeting is held before June 6, 2024, or after August 5, 2024, then the reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2024 Annual Meeting. If you wish to submit a proposal (including a director nomination) at the 2024 Annual Meeting that is not to be included in the Company’s proxy materials for the 2024 Annual Meeting, you must provide specified information in writing to our Corporate Secretary at the address above no earlier than March 8, 2024, and no later than April 7, 2024, except that if our 2024 Annual Meeting is held before June 6, 2024, or after August 5, 2024, notice by the stockholder to be timely must be received not earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our Bylaws, which contain a description of the information required to be submitted as well as additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying the requirements described in the preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Company Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 7, 2024. However, if the date of the 2024 Annual Meeting is more than 30 days before or after the anniversary of the date of the 2023 annual meeting of stockholders, then such notice must be delivered by the later of (x) the 10th day following the day we first publicly announce the date of the 2024 Annual Meeting and (y) the date which is 60 days prior to the date of the 2024 Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC website at www.sec.gov. You may also obtain free copies of the documents we file with the SEC, including this proxy statement, by going to our corporate website at www.paratekpharma.com. The information provided on our website, other than the documents that the Company files with the SEC which are incorporated by reference in this proxy statement in their entirety, is not part of this proxy statement, and therefore is not incorporated herein by reference. You may also obtain a copy of these filings at no cost by writing or telephoning us at the following address:

Paratek Pharmaceuticals, Inc.

75 Park Plaza

3rd Floor

Boston, MA 02116

Attention: Investor Relations

Telephone: (617) 807-6600

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of this proxy statement or other information concerning us, without charge, by written or telephonic request directed to Paratek Pharmaceuticals, Inc., 75 Park Plaza, 3rd Floor, Boston, MA 02116, Attention: Corporate Secretary, Telephone (617) 807-6600 or from our proxy solicitor, Morrow Sodali LLC at +1 (800) 662-5200 (toll-free in North America) or +1 (203) 658-9400 (outside of North America); or from the SEC through the SEC website at the address provided above.

We are incorporating by reference specified documents that we file with the SEC, which means that we can disclose important information to you by referring you to those documents that are considered part of this proxy statement. We incorporate by reference the documents listed below (provided, that, we are not incorporating by reference any information furnished to, but not filed with, the SEC):

•	our annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 16, 2023 (as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 27, 2023);

•	our quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed with the SEC on May 9, 2023;

•	our current reports on Form 8-K, filed with the SEC on March 14, 2023, June 7, 2023 and July 11, 2023; and

•	our definitive proxy statement under Regulation 14A in connection with our 2023 Annual Meeting of Stockholders, filed with the SEC on May 26, 2023.

Because the Merger is a “going private” transaction, the Company, GPC WH Fund LP, Novo Holdings A/S, Resistance GP LLC, Resistance TopCo L.P., Resistance Holdings, Inc., Resistance Intermediate, Inc., Dr. Evan Loh, Parent and Merger Sub have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the proposed Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [                 ], 2023. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

AGREEMENT AND PLAN OF MERGER

among

RESISTANCE ACQUISITION, INC.

RESISTANCE MERGER SUB, INC.

and

PARATEK PHARMACEUTICALS, INC.

Dated as of June 6, 2023

A-i

A-ii

Annexes

Annex I	Certificate of Incorporation
Annex II	Bylaws
Annex III	CVR Agreement
Annex IV	Equity Commitment Letter
Annex V	Debt Commitment Letter

A-iii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of June 6, 2023 (this “Agreement”), among Resistance Acquisition, Inc., a Delaware corporation (“Parent”), Resistance Merger Sub, Inc., a Delaware corporation and wholly owned Subsidiary of Parent (“Merger Sub”), and Paratek Pharmaceuticals, Inc., a Delaware corporation (the “Company”).

WHEREAS, the boards of directors of Parent, Merger Sub and the Company each have approved the acquisition of the Company on the terms and subject to the conditions set forth in this Agreement, including the merger of Merger Sub with and into the Company, with the Company being the surviving corporation (the “Merger”) in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and on the terms and conditions set forth herein;

WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (i) determined that this Agreement and the Contemplated Transactions (as defined below) are fair to, and in the best interests of, the Company and the holders of the shares of common stock, par value $0.001 per share, of the Company (the “Shares”), and that it is advisable to enter into this Agreement, (ii) approved this Agreement and (iii) resolved to recommend that the holders of the Shares adopt this Agreement;

WHEREAS, the boards of directors of Parent and Merger Sub each have, on the terms and subject to the conditions set forth herein, approved this Agreement and approved the Contemplated Transactions, including the Merger;

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to Parent’s willingness to enter into this Agreement, certain members of management of the Company are entering into a subscription agreement (collectively, the “Subscription Agreements”), pursuant to which and subject to the terms and conditions set forth therein, each such holder shall agree to subscribe for newly issued limited partnership interests of Resistance TopCo L.P.;

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to Parent’s willingness to enter into this Agreement, certain members of management of the Company are entering into a voting and support agreement (the “Support Agreements”), pursuant to which and subject to the terms and conditions set forth therein, each such holder shall agree to vote in favor of the Contemplated Transactions;

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, the Equity Investor (as defined below) has entered into an Equity Commitment Letter (as defined below) and Parent has received and accepted a Debt Commitment Letter (as defined below);

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, the Equity Investor has delivered to the Company a guaranty (the “Guaranty”), pursuant to which the Equity Investor has agreed to guarantee certain of the obligations of Parent and Merger Sub hereunder; and

WHEREAS, Parent, as sole stockholder of Merger Sub, has approved the adoption of this Agreement and approved the Contemplated Transactions, including the Merger;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.1. The Merger. Upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL, at the Effective Time (as defined below), Merger Sub will be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub will cease, and the Company will continue as the surviving corporation of the Merger (the “Surviving Corporation”). Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub will be vested in the Surviving Corporation, and all obligations, debts, liabilities and duties of the Company and Merger Sub will be the obligations, debts, liabilities and duties of the Surviving Corporation.

Section 1.2. Closing; Effective Time. Subject to the provisions of this Agreement and pursuant to the DGCL, the closing of the Merger (the “Closing”) will take place by the remote exchange of documents as soon as practicable, but in no event later than the third (3rd) Business Day after the satisfaction or waiver of the conditions set forth in Article VI (excluding conditions that, by their terms, cannot be satisfied until the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), or at such other place or on such other date as Parent and the Company may mutually agree (such date, the “Closing Date”). At the Closing, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with, the relevant provisions of the DGCL (the date and time of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, or such later time as is specified in the Certificate of Merger and agreed to by Merger Sub and the Company, being hereinafter referred to as the “Effective Time”) and shall make all other filings or recordings required under the DGCL in connection with the Merger.

Section 1.3. Effects of the Merger. The Merger will have the effects set forth in this Agreement, the Certificate of Merger and the DGCL.

Section 1.4. Certificate of Incorporation and Bylaws of the Surviving Corporation.

(a) At the Effective Time, the certificate of incorporation of the Company will, by virtue of the Merger, be amended and restated in its entirety to read in the form of Annex I, and as so amended, will be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with its terms and as provided by applicable Law.

(b) At the Effective Time, and without any further action on the part of the Company or Merger Sub, the bylaws of the Company will be amended and restated in their entirety so as to read in the form of Annex II, and, as so amended, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with their terms, in accordance with the certificate of incorporation of the Surviving Corporation and as provided by applicable Law.

Section 1.5. Directors and Officers. The directors of Merger Sub immediately prior to the Effective Time will be the initial directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time will be the initial officers of the Surviving Corporation, in each case, until the earlier of his or her death, resignation, or removal, or until his or her successor is duly elected and qualified in accordance with the Surviving Corporation’s certificate of incorporation and bylaws.

ARTICLE II

EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS

Section 2.1. Conversion of Securities.

(a) At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or the holders of their respective securities, the following will occur:

(i) each Share issued and outstanding immediately prior to the Effective Time (other than any Shares described in Section 2.1(a)(ii) and Dissenting Shares) will be cancelled and retired and automatically converted into the right to receive (x) $2.15, payable to the holder thereof in cash, without interest (the “Cash Consideration”) but subject to reduction for any applicable withholding Taxes payable in respect thereof and (y) one (1) contractual contingent value right (a “CVR”) that shall represent the right to receive $0.85 upon satisfaction of certain conditions set forth in the Contingent Value Rights Agreement in the form attached hereto as Annex III (the “CVR Agreement”) to be entered into between Parent and a rights agent selected by Parent and reasonably acceptable to the Company (the “Rights Agent”), if any, at the times provided for in the CVR Agreement, without interest thereon (the “CVR Consideration” and, together with the Cash Consideration, collectively, the “Merger Consideration”), but subject to reduction for any applicable withholding Taxes payable in respect thereof;

(ii) each Share held in the treasury of the Company or owned by the Company or any direct or indirect wholly owned Subsidiary of the Company and each Share owned by Parent, Merger Sub or any direct or indirect wholly owned Subsidiary of Parent or Merger Sub immediately prior to the Effective Time will be cancelled and retired without any conversion thereof;

(iii) each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one (1) share of common stock, par value $0.01 per share, of the Surviving Corporation with the same rights, powers and privileges as the shares so converted, which shall constitute the only outstanding shares of capital stock of the Surviving Corporation after the Effective Time; and

(iv) each Dissenting Share immediately prior to the Effective Time will be cancelled and retired without any conversion thereof, and Dissenting Shares will thereafter only represent the right to receive payment pursuant to Section 262 of the DGCL and as described in Section 2.3.

(b) If, between the date of this Agreement and the Effective Time, the outstanding Shares are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, combination, exchange of shares, reclassification, recapitalization or other similar transaction, then the Merger Consideration shall be appropriately adjusted; provided, that nothing in this Section 2.1(b) shall be construed to permit the Company or any other Person to take any action that is otherwise prohibited by the terms of this Agreement.

Section 2.2. Treatment of Equity Awards.

(a) At the Effective Time:

(i) each Company Stock Option that is outstanding and unvested immediately prior to the Effective Time will vest in full;

(ii) each In-the-Money Option that is then outstanding will be cancelled, and, in exchange therefor, the holder of such cancelled In-the-Money Option will be entitled to receive (without interest), in consideration of the cancellation of such In-the-Money Option, (A) an amount in cash (less applicable Tax withholdings pursuant to Section 2.6) equal to the product of (x) the total number of Shares subject to such

In-the-Money Option immediately prior to the Effective Time multiplied by (y) the excess, if any, of the Cash Consideration over the applicable exercise price per Share under such In-the-Money Option, and (B) a right to receive with respect to each Share subject to such In-the-Money Option as of immediately prior to the Effective Time, a cash payment in the amount of $0.85 (less applicable Tax withholdings pursuant to Section 2.6) subject to and upon satisfaction of the conditions to payment of CVRs set forth in the CVR Agreement (the “CVR Payment”);

(iii) each CVR In-the-Money Option that is then outstanding will be cancelled, and, in exchange therefor, the holder of such cancelled CVR In-the-Money Option will be entitled to receive (without interest), in respect of the cancellation of such CVR In-the-Money Option, (A) if the conditions to payment of CVRs set forth in the CVR Agreement are satisfied, a right to receive an amount in cash (less applicable Tax withholdings pursuant to Section 2.6) equal to (1) the excess, if any, of (x) the sum of the Cash Consideration plus the CVR Payment over (y) the applicable exercise price per Share under such CVR In-the-Money Option multiplied by (2) the total number of Shares subject to such CVR In-the-Money Option immediately prior to the Effective Time, or (B) if the conditions to payment of CVRs set forth in the CVR Agreement are not satisfied, no consideration; and

(iv) each Company Stock Option that is not an In-the-Money Option or a CVR In-the-Money Option shall be cancelled for no consideration. As of the Effective Time, all holders of Company Stock Options will cease to have any rights with respect thereto, except the right to receive the amounts set forth in this Section 2.2(a).

(b) At the Effective Time, except as otherwise agreed in a Subscription Agreement, each Company RSU and Company PSU (the Company RSUs and the Company PSUs, collectively “Company Equity Awards”) that is then outstanding will be cancelled, and the holder of such cancelled Company Equity Award will be entitled, in exchange therefor, to receive (without interest and less applicable Tax withholdings pursuant to Section 2.6) (i) an amount in cash equal to the product of (A) the total number of Shares subject to (or deliverable under) such Company Equity Award immediately prior to the Effective Time multiplied by (B) the Cash Consideration, and (ii) a CVR Payment for each Share subject thereto (the “Equity Award Consideration”); provided, that any payment of the Equity Award Consideration in respect of an unvested Company Equity Award will remain subject to the same vesting conditions as were applicable to such Company Equity Award immediately prior to the Effective Time and shall only become payable to the holder of such cancelled Company Equity Award to the extent such vesting conditions are satisfied following the Closing (including by reason of any qualifying employment termination in the case of any Company Equity Award with double-trigger severance protection pursuant to the terms of a Company Equity Plan, a Company Equity Award agreement, an employment agreement, the New Severance Plan or otherwise). For the avoidance of doubt, the parties hereto agree that the treatment of the Company Equity Awards under this Section 2.2(b) and, if applicable, the Subscription Agreements, shall be an assumption or continuation of the Company Equity Awards in accordance with the terms of the applicable Company Equity Plan and no Equity Award Consideration shall be payable with respect to the Company Equity Awards for which the vesting conditions are not satisfied on or prior to the date the Company Equity Award would otherwise have been forfeited if such Company Equity Award had remained outstanding following the Closing (subject to any applicable double-trigger severance protection). As of the Effective Time, all holders of Company Equity Awards will cease to have any rights with respect thereto, except the right to receive the Equity Award Consideration in accordance with this Section 2.2(b) and, if applicable, the Subscription Agreements. Each Company PSU that is outstanding immediately prior to the Effective Time and for which the performance condition has been satisfied as of such time will vest in full and be settled as of immediately prior to the Effective Time and the delivered Shares shall be treated as provided in Section 2.1.

(c) At the Effective Time, each Company Warrant shall be cancelled for no consideration. As of the Effective Time, all holders of Company Warrants will cease to have any rights with respect thereto.

(d) Subject to Section 2.6 and, as applicable, the terms of a Subscription Agreement, Parent shall cause the Surviving Corporation to make all payments to former holders of Company Stock Options and Company

Equity Awards required under this Section 2.2 as promptly as reasonably practicable after the Effective Time, and, in any event no later than the first regularly scheduled payroll date of the Surviving Corporation occurring on or after the fifth (5th) Business Day after (i) the Effective Time or (ii), with respect to any CVR Payment, the satisfaction of the conditions to payment of CVRs set forth in the CVR Agreement.

(e) Subject to this Section 2.2, the Company shall continue to operate the Company’s Employee Stock Purchase Plan (the “Company ESPP”) in accordance with its terms and past practice for the Option Period (as defined in the Company ESPP) that is in effect on the date of this Agreement (the “Current Option Period”). If the Effective Time is expected to occur prior to the end of the Current Option Period, the Company Board (or if applicable, the committee administering the Company ESPP) shall take action to provide that each Company ESPP Option shall be exercised upon the earlier to occur of (i) a date that is no later than five (5) Business Days on which the Nasdaq is open for trading prior to the Effective Time, or (ii) the date on which the Current Option Period would otherwise end. From and after the date of this Agreement, (A) no individual participating in the Company ESPP shall be permitted to (x) increase the amount of such participant’s rate of contributions under the Company ESPP, or (y) except to the extent required by applicable Law, make separate non-payroll contributions to the Company ESPP, (B) no individual who is not participating in the Current Option Period may commence participation in such Current Option Period or the Company ESPP and (C) the commencement of any future Option Period under the Company ESPP or Offering (under and within the meaning of the Company’s 2009 Employee Stock Purchase Plan) shall be suspended unless and until this Agreement is terminated.

(f) Prior to the Effective Time, the Company shall provide such notices, if any, to the extent required under the terms of any of the Company Equity Plans, adopt applicable resolutions, and take all other necessary actions to (i) effect the transactions contemplated by this Section 2.2 and (ii) terminate each of the Company Equity Plans as of the Effective Time. The Company shall provide Parent with documentation evidencing the termination of the Company Equity Plans (the form and substance of such documentation shall be subject to Parent’s reasonable review and comment) no later than the Business Day preceding the Effective Time.

Section 2.3. Dissenting Shares.

(a) Notwithstanding anything in this Agreement to the contrary, Shares outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and properly demands appraisal for such Shares in accordance with Section 262 of the DGCL (the “Dissenting Shares”) will not be converted into a right to receive the Merger Consideration unless such holder fails to perfect or effectively withdraws or otherwise loses his, her, or its right to appraisal. From and after the Effective Time, a holder of Shares who has properly exercised appraisal rights will not have any rights of a stockholder of the Company or the Surviving Corporation with respect to such Shares, except those provided under Section 262 of the DGCL. A holder of Dissenting Shares will be entitled only to receive payment of the appraised value of such Shares in accordance with Section 262 of the DGCL, unless, after the Effective Time, such holder effectively withdraws or loses his, her, or its right to appraisal in accordance with Section 262 of the DGCL, in which case such Dissenting Shares will be treated as if such Shares had been converted as of the Effective Time into the right to receive the Merger Consideration, without interest thereon, upon surrender of the Certificate or Book-Entry Share pursuant to Section 2.1.

(b) The Company shall provide Parent with prompt written notice of any written demands for appraisal, withdrawals of such demands, and any other instruments received by the Company from holders of Shares relating to rights of appraisal, and Parent will have the opportunity and right to direct the conduct of all negotiations and proceedings with respect to demands for appraisal. Except with the prior written consent of Parent, the Company shall not, and shall not agree to, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for appraisal.

Section 2.4. Surrender of Shares.

(a) At or prior to the Effective Time, Parent shall deposit or cause to be deposited with a bank or trust company reasonably acceptable to the Company (the “Paying Agent”), cash in an amount sufficient to pay the aggregate Cash Consideration (calculated for the purposes of this Section 2.4(a)). In the event that the amount of cash held by the Paying Agent is insufficient to pay the aggregate Cash Consideration, Parent shall promptly deposit, or cause to be deposited, additional funds with the Paying Agent in an amount which is equal to the deficiency in the amount required to make all such payments pursuant to Section 2.4(b). The aggregate Cash Consideration as so deposited with the Paying Agent will not be used for any purpose other than to fund payments pursuant to Section 2.4(b), except as expressly provided for in this Agreement. Any portion of the cash made available to the Paying Agent in respect of any Dissenting Shares will be returned to Parent, upon demand. For the avoidance of doubt, any cash consideration payable related to the In-the-Money Options, CVR In-the-Money Options or Company Equity Awards will not be deposited with the Paying Agent and will be paid in accordance with Section 2.2.

(b) As soon as reasonably practicable after the Effective Time, Parent shall cause the Paying Agent to mail to each holder of record of a certificate (a “Certificate”), which immediately prior to the Effective Time represented outstanding Shares that were cancelled and retired and converted pursuant to Section 2.1 into the right to receive the Merger Consideration, (i) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificate will pass, only upon delivery of such Certificate to the Paying Agent and (ii) instructions for effecting the surrender of the Certificate in exchange for payment of the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed and properly completed, or “agent’s message,” as applicable, the holder of such Certificate will be entitled to receive in exchange therefor the Merger Consideration, subject to all required Tax withholding as provided in Section 2.6, for each Share formerly represented by such Certificate, and the Certificate so surrendered will be cancelled. Until surrendered as contemplated by this Section 2.4(b), each Certificate will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration, subject to all required Tax withholding as provided in Section 2.6, and will not evidence any interest in, or any right to exercise the rights of a stockholder or other equity holder of, the Company or the Surviving Corporation.

(c) No holder of record of a book-entry share (“Book-Entry Share”), which immediately prior to the Effective Time represented outstanding Shares that were cancelled and retired and converted pursuant to Section 2.1 into the right to receive the Merger Consideration, shall be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration in respect of such Book-Entry Share. In lieu thereof, upon receipt by the Paying Agent, or by such other agent or agents as may be appointed by Parent, of an “agent’s message” in customary form (or such other evidence, if any, as the Paying Agent may reasonable request) the holder of such Book-Entry Share will be entitled to receive in exchange therefor the Merger Consideration, subject to all required Tax withholding as provided in Section 2.6, for each Share formerly represented by such Book-Entry Share, and the Book-Entry Share will be cancelled. Payment of the Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name the Book-Entry Shares are registered. Until such “agent’s message” (or such other evidence) is received as contemplated by this Section 2.4(c), each Book-Entry Share will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration, subject to all required Tax withholding as provided in Section 2.6, and will not evidence any interest in, or any right to exercise the rights of a stockholder or other equity holder of, the Company or the Surviving Corporation.

(d) At any time following the date that is twelve (12) months after the Effective Time, Parent may require the Paying Agent to deliver to the Surviving Corporation any funds (including any interest received with respect thereto) that have been made available to the Paying Agent and that have not been disbursed to holders of Certificates and Book-Entry Shares, and thereafter such holders will be entitled to look to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) with respect to the Cash Consideration payable upon surrender of a Certificate or Book-Entry Share. The Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Shares for the Cash Consideration. If any Certificate or Book-Entry Share has not been surrendered immediately prior to the date on which the Cash Consideration in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Body, any Cash Consideration in respect of such Certificate or Book-Entry Share will, to the extent permitted by applicable Law, immediately prior to such time become the property of the Surviving Corporation, free and clear of all claims or interest of any individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act) previously entitled thereto.

(e) From and after the Effective Time, the stock transfer books of the Company will be closed, and no subsequent transfers of Shares that were issued prior to the Effective Time will be registered. After the Effective Time, any Certificate or Book-Entry Share presented to the Surviving Corporation for transfer will be cancelled and exchanged for the consideration provided for, and in accordance with the procedures set forth in, this Article II.

(f) In the event that any Certificate has been lost, stolen or destroyed, upon the holder’s delivery of an affidavit of loss to the Paying Agent (and, if required by Parent or the Paying Agent, the posting by such holder of a bond in customary amount and upon such terms as may be reasonably required by Parent or the Paying Agent as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate), the Paying Agent will deliver as consideration for the lost, stolen or destroyed Certificate the applicable Merger Consideration payable in respect of the Shares represented by such Certificate.

Section 2.5. Section 16 Matters. Prior to the Effective Time, the Company Board shall take all necessary and appropriate action to approve, for purposes of Section 16(b) of the Exchange Act and the related rules and regulations thereunder, the disposition by Company directors and officers of Shares, Company Stock Options and Company Equity Awards in the Contemplated Transactions.

Section 2.6. Withholding. The parties hereto and the Paying Agent are entitled to deduct and withhold from any amounts payable or otherwise deliverable pursuant to this Agreement such amounts as are required to be deducted and withheld therefrom under the Code, or the Treasury Regulations thereunder (the “Treasury Regulations”), or any other applicable Tax Law. Any compensatory amounts payable pursuant to or as contemplated by this Agreement, including pursuant to Section 2.2, will be remitted to the applicable payor for payment to the applicable Person through regular payroll procedures, as applicable. To the extent that any amounts are so deducted and withheld, such amounts (i) will be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid and (ii)  will be timely paid over to the appropriate Governmental Body.

Section 2.7. Transfer Taxes. If any payment pursuant to the Merger is to be made to a Person other than the Person in whose name the surrendered Certificate or Book-Entry Share is registered, it will be a condition to such payment that (a) such Certificate or Book-Entry Share so surrendered must be properly endorsed or must otherwise be in proper form and (b) the Person presenting such Certificate or Book-Entry Share to the Paying Agent for payment must pay to the Paying Agent any Transfer Taxes or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Book-Entry Share or must establish to the satisfaction of the Paying Agent that such Tax has been paid or is not required to be paid. Parent shall timely pay any other Transfer Taxes incurred in connection with the Contemplated Transactions.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as otherwise disclosed in (a) Company SEC Documents (excluding any disclosures in “risk factors” or otherwise relating to “forward-looking statements” to the extent that they are cautionary, predictive or forward-looking in nature) filed with the SEC and publicly available at least two (2) Business Days prior to the date hereof, or (b) the confidential disclosure letter delivered by the Company to Parent and Merger Sub prior to the execution and delivery of this Agreement (the “Company Disclosure Letter”) (it being understood and agreed that any disclosure set forth in one section or subsection of the Company Disclosure Letter also shall be deemed to apply to each other section and subsection of the Company Disclosure Letter to which its applicability is reasonably apparent on its face), the Company represents and warrants to Parent and Merger Sub as follows:

Section 3.1. Organization and Corporate Power. The Company is a corporation validly existing and in good standing under the Laws of the State of Delaware, with full corporate power and authority to enter into this Agreement and perform its obligations hereunder. Each of the Subsidiaries of the Company is a corporation or other entity validly existing under the Laws of the jurisdiction of its incorporation or organization. Each of the Company and its Subsidiaries has all requisite corporate power and authority and all authorizations, licenses and Permits necessary to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, except where the failure to hold such authorizations, licenses and Permits would not have a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or authorized to do business and is in good standing in every jurisdiction (to the extent such concept exists in such jurisdiction) in which its ownership of property or the conduct of business as now conducted requires it to qualify, except where the failure to be so qualified, authorized or in good standing would not have a Company Material Adverse Effect. True and complete copies of the certificate of incorporation and bylaws of the Company, as amended or restated (the “Company Organizational Documents”), each as in effect as of the date of this Agreement, have been heretofore made available to Parent and Merger Sub. The Company is not in material violation of any of the provisions of the Company Organizational Documents.

Section 3.2. Authorization; Valid and Binding Agreement. The Company has all requisite corporate power and authority to enter into, execute and deliver this Agreement, to perform its obligations hereunder and, subject to receipt of the Company Requisite Vote, to consummate the Contemplated Transactions. The Company Board has (a) approved this Agreement and (b) resolved to recommend that the holders of the Shares adopt this Agreement (the “Company Board Recommendation”), which actions have not, as of the date of this Agreement, been rescinded, modified or withdrawn. As of the date of this Agreement, such actions are valid and have not been amended or withdrawn. No other corporate action pursuant to the Laws of the State of Delaware, on the part of the Company, is necessary to authorize this Agreement, other than, with respect to the Merger, the approval of the adoption of this Agreement by the holders of a majority of the outstanding Shares entitled to vote on such matters at a stockholders’ meeting duly called and held for such purpose (the “Company Requisite Vote”). The Company has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by Merger Sub and Parent, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity. The Company is not a party to a stockholder rights plan, “poison pill” or similar agreement, arrangement or plan and there is no anti-takeover provision in the Company Organizational Documents that is as of the date hereof, or at the Effective Time shall be, applicable to the Company, the Shares, the Merger or the Contemplated Transactions.

Section 3.3. Capital Stock.

(a) The authorized capital stock of the Company consists of 200 million Shares and 5 million shares of preferred stock, $0.001 par value per share (“Company Preferred Stock”), of which, as of close of business on June 2, 2023 (the “Measurement Date”), (i) 57,282,239 Shares and no shares of Company Preferred Stock were issued and outstanding, (ii) 10,377,361 Shares were reserved for issuance upon conversion of the Company Convertible Notes, (iii) 1,350,094 Shares were subject to outstanding Company Stock Options, (iv) 2,187,565 Shares were subject to outstanding Company RSUs, (v) 2,065,892 Shares were subject to outstanding Company PSUs (assuming achievement of each of the applicable performance metrics), (vi) 5,707,522 Shares were reserved for future awards under the Company Equity Plans, (vii) 426,866 Shares were subject to outstanding Company Warrants, and (viii) there were no outstanding purchase rights under the Company ESPP.

(b) Section 3.3(b)(i) of the Company Disclosure Letter sets forth a true and complete list as of the Measurement Date of each Company Equity Award, Company Stock Option, that includes (i) the name (or employee identification number) and country of residence (if outside the United States) of the holder thereof, (ii) the Company Equity Plan under which such Company Equity Award or Company Stock Option was granted, (iii) each of the number of Shares issued or issuable thereunder (and, if applicable, assuming achievement of the applicable performance metrics), (iv) the expiration date, (v) the exercise price (if any), (vi) with respect to a Company Stock Option, whether such Company Stock Option is intended to constitute an “incentive stock option” within the meaning of Section 422 of the Code, and (vii) with respect to each Company Equity Award, the vesting schedule, including accelerated vesting provisions. As of the Measurement Date, other than the Company RSUs, Company PSUs and Company Stock Options, there were no other equity or equity-based awards outstanding, and the Company has granted no other such awards between the Measurement Date and the date of this Agreement. Section 3.3(b)(ii) of the Company Disclosure Letter sets forth a true and complete list as of the Measurement Date of each Company Warrant that includes (A) the name of the holder thereof, (B) the number of Shares issued or issuable thereunder, (C) the expiration date, and (D) the exercise price.

(c) Except as disclosed in this Section 3.3, the Company has no outstanding (i) shares of capital stock or other equity interests or voting securities, (ii) securities convertible or exchangeable, directly or indirectly, into capital stock of the Company, (iii) options, warrants, purchase rights, subscription rights, preemptive rights, conversion rights, exchange rights, calls, puts, rights of first refusal or other contracts that require the Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem capital stock of the Company, (iv) stock appreciation, restricted stock, stock units, phantom stock, profit participation, other incentive equity or equity-linked compensation awards or similar rights with respect to the Company or (v) bonds, debentures, notes or other indebtedness of the Company having the right to vote on any matters on which the Company’s stockholders may vote. Since the date of the Convertible Notes Indenture, no event or circumstance has occurred that has resulted in an adjustment to the Conversion Rate (as defined in the Convertible Notes Indenture as in effect on the date hereof) from 62.8931 Shares per $1,000 principal amount of the Company Convertible Notes.

Section 3.4. Subsidiaries. Section 3.4 of the Company Disclosure Letter lists each Subsidiary of the Company along with the state or country of formation and each jurisdiction in which such Subsidiary is qualified or licensed to do business. All of the outstanding shares of capital stock or equivalent equity interests of each of the Company’s Subsidiaries are owned of record and beneficially, directly or indirectly, by the Company free and clear of all Liens (other than Permitted Liens). None of the Company’s Subsidiaries has any outstanding or authorized any options or other rights to acquire from such Subsidiary, or any obligations to issue, any capital stock, voting securities, or securities convertible into or exchangeable for capital stock or voting securities of such Subsidiary not owned by the Company.

Section 3.5. No Breach. None of the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the Contemplated Transactions, will (a) conflict with or violate the Company Organizational Documents, (b) assuming all Approvals (as defined below) and other actions described in Section 3.6 have been obtained, and all Filings (as defined below) and obligations described in Section 3.6 have been made, conflict with or violate any Law, order, judgment or decree to which the Company, its Subsidiaries or any of their properties or assets is subject or (c) conflict with or result in any material breach of, constitute a material default under, result in a material violation of, give rise to a right of termination, cancellation or acceleration under any Company Material Contract, except, solely with respect to the foregoing clauses (b) and (c), any conflicts, breaches, defaults, violations, terminations, cancellations or accelerations that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

Section 3.6. Consents. Except for (a) the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and antitrust and competition Laws of other jurisdictions, (b) applicable requirements of the Securities Act, the Exchange Act, including the filing of the Proxy Statement and the related Rule 13E-3 Transaction Statement on Schedule 13E-3 (including any amendments or supplements thereto, the “Schedule 13E-3”), (c) any Filings required by Nasdaq, (d) the Filing of the Certificate of Merger, (e) the Filing of Approvals, applications and notices as required by the FDA, the DEA and any other federal, state, local or foreign Governmental Body that is concerned with or regulates the marketing, sale, use, handling and control, safety, efficacy, reliability or manufacturing of drug or biological products or medical devices or is concerned with or regulates public health care programs set forth in Section 3.6(e) of the Company Disclosure Letter and (f) any Filings with the relevant authorities of states in which the Company or any of its Subsidiaries is qualified to do business, in each case, the Company is not required to submit any Approvals or other Filing with any Governmental Body in connection with the execution, delivery or performance by it of this Agreement or the consummation of the Contemplated Transactions. Other than as stated above, no consents, clearances, approvals, applications, or authorizations waiting period expiration or termination, waiver or permit of, or action by (each, an “Approval”), filing with or application or notification to (each, a “Filing”) of any Governmental Body or any other party or Person is required to be obtained or made by the Company in connection with its execution, delivery and performance of this Agreement or the consummation of the Contemplated Transactions.

Section 3.7. SEC Reports; Disclosure Controls and Procedures.

(a) The Company has timely filed all reports and other documents with the SEC required to be filed by the Company under the Exchange Act since the Company Balance Sheet Date (such reports or documents, the “Company SEC Documents”). No Subsidiary of the Company is required to file any form, report or other document with the SEC. As of their respective filing dates (or, if amended, supplemented or superseded by a filing prior to the date of this Agreement, then on the date of such amendment, supplement or superseding filing): (i) each of the Company SEC Documents complied in all material respects with the applicable requirements of the Exchange Act, as in effect on the date so filed, and (ii) at the time of filing, none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the Company Balance Sheet Date, neither the Company nor any of its Subsidiaries has received from the SEC or any other Governmental Body any written comments or questions with respect to any of the Company SEC Documents (including the financial statements included therein) that are not resolved, or as of the date hereof has received any written notice from the SEC or other Governmental Body that such Company SEC Documents (including the financial statements included therein) are being reviewed or investigated, and, to the Knowledge of the Company, there is not, as of the date hereof, any investigation or review being conducted by the SEC or any other Governmental Body of any Company SEC Documents (including the financial statements included therein). No Subsidiary of the Company is required to file any forms, reports or other documents with the SEC.

(b) The financial statements contained in the Company SEC Documents (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto, (ii) were prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and (iii) fairly presented in accordance with GAAP in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries for the periods covered thereby (subject, in the case of unaudited statements, to the absence of footnote disclosure and to normal and recurring year-end audit adjustments not material in amount).

(c) The Company has designed and maintains a system of internal control over financial reporting (as defined in Rules 13a–15(f) and 15d–15(f) of the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting. The Company’s management has completed an assessment of the effectiveness of the Company’s system of internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2022, and, except as set forth in the Company SEC Documents filed prior to the date of this Agreement, that assessment concluded that those controls were effective. The Company has designed and maintains disclosure controls and procedures (as defined in Rules 13a–15(e) and 15d–15(e) of the Exchange Act) to provide reasonable assurance that all material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. Since January 1, 2022, neither the Company nor the Company’s independent registered accountant has identified or been made aware of, based on its most recent evaluation of its disclosure controls and procedures and internal control over financial reporting prior to the date of this Agreement, (A) any significant deficiencies and material weaknesses in the design or operation of its internal control over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the Company Balance Sheet Date, any material change in internal control over financial reporting required to be disclosed in any Company SEC Document has been so disclosed.

(d) Since the Company Balance Sheet Date, neither the Company nor any of its Subsidiaries, any director, officer, employee, nor, to the Knowledge of the Company, auditor, accountant or third party Representative of the Company or any of its Subsidiaries has received a material complaint, allegation, assertion or claim, and there have been no investigations regarding the accounting, auditing or revenue recognition practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting, auditing or revenue recognition practices.

(e) The Company is not a party to, nor does it have any obligation or other commitment to become a party to, “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act) where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company in the Company SEC Documents.

(f) As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Documents. There are no inquiries or investigations by the SEC or any internal investigations pending or threatened, in each case regarding any accounting practices of the Company.

Section 3.8. No Undisclosed Liabilities. Except (a) as and to the extent disclosed or reserved against on the consolidated balance sheet of the Company as of December 31, 2022 (the “Company Balance Sheet Date”), that is included in the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2023, (b) as incurred after the date thereof in the ordinary course of business, (c) incurred in connection with this Agreement or the Contemplated Transactions or (d) as set forth in Section 3.8 of the Company Disclosure Letter, the Company, together with its Subsidiaries, does not have any material liabilities or obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, in each case required by GAAP to be reflected or reserved against in the consolidated balance sheet of the Company and its Subsidiaries (or disclosed in the notes to such balance sheet). This Section 3.8 does not apply to Taxes, which are addressed in Section  3.12.

Section 3.9. Absence of Certain Developments. From the Company Balance Sheet Date to the date of this Agreement, the Company has not experienced a Company Material Adverse Effect. Except in connection with the Contemplated Transactions, from the Company Balance Sheet Date to the date of this Agreement, the Company has carried on and operated its business in all material respects in the ordinary course of business, and neither the Company nor its Subsidiaries has taken, committed or agreed to take any actions that would have been prohibited by Section 5.1(b) (other than Section 5.1(b)(iv) and Section 5.1(b)(vii)).

Section 3.10. Compliance with Laws.

(a) The Company and its Subsidiaries operate, and since the Reference Date have operated, in compliance, in all material respects, with all Laws applicable to them, any of their properties or other assets or any of their business or operations.

(b) Since the Reference Date, (i) neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Body that alleges (A) any material violation or noncompliance (or reflects that the Company or any of its Subsidiaries is under investigation or the subject of an inquiry by any such Governmental Body for such alleged noncompliance) with any applicable Law or (B) any material fine, assessment or cease and desist order, or the suspension, revocation or limitation or restriction of any material Company Permit, and (ii) neither the Company nor any of its Subsidiaries has entered into any material agreement or settlement with any Governmental Body with respect to its alleged noncompliance with, or violation of, any applicable Law.

(c) Since the Reference Date, the Company and each of its Subsidiaries have timely filed all material regulatory reports, schedules, statements, documents, Filings, submissions, forms, registrations and other documents, together with any amendments required to be made with respect thereto, that each was required to file with any Governmental Body, and have timely paid all fees and assessments due and payable in connection therewith.

(d) The Company and each of its officers and directors are in material compliance with, and have complied in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated under such act (“Sarbanes-Oxley”) or the Exchange Act and (ii) the applicable listing and corporate governance rules and regulations of Nasdaq.

(e) Since the Reference Date, the Company and each of its Subsidiaries has complied with all applicable Anti-Corruption Laws. Neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any of their respective officers, directors or employees, nor any agent or other third party representative acting on behalf of the Company or any if its Subsidiaries has taken any action that would constitute a violation of any applicable Anti-Corruption Law, including giving, offering, promising or authorizing the provision of anything of value to a Person, directly or indirectly, to secure an improper business advantage. The Company and each of its Subsidiaries has maintained policies and procedures to promote and ensure compliance with all applicable Anti-Corruption Laws.

(f) Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any of their respective officers, directors or employees, nor any agent or other third party representative acting on behalf of the Company or any of its Subsidiaries is currently, or has been since the Reference Date: (i) a Sanctioned Person; (ii) organized, resident or located in a Sanctioned Country; (iii) engaging in any dealings or transactions with or for the benefit of any Sanctioned Person or in any Sanctioned Country; or (iv) otherwise in violation of applicable Sanctions Laws, Ex-Im Laws or U.S. anti-boycott applicable Laws (collectively, “Trade Control Laws”).

(g) Since the Reference Date, neither the Company nor any of its Subsidiaries has: (i) received from any Governmental Body or any Person any written notice, inquiry or internal or external allegation; (ii) made any voluntary or involuntary disclosure to a Governmental Body; or (iii) conducted any internal investigation or audit, in each case of clauses (i) through (iii), concerning any actual or potential violation or wrongdoing related to Anti-Corruption Laws or Trade Control Laws.

(h) This Section 3.10 does not apply to Taxes, which are addressed in Section 3.12.

Section 3.11. Title to Tangible Properties.

(a) The Company and its Subsidiaries have good and valid title to, or hold pursuant to good, valid and enforceable leases or other comparable contract rights, all of the tangible personal property and other tangible assets necessary for the conduct of the business of the Company and its Subsidiaries, taken as a whole, as currently conducted, in each case free and clear of any Liens (other than Permitted Liens), except where the failure to do so would not reasonably expected to be material to the Company and its Subsidiaries, taken as whole.

(b) The leased real property described in Section 3.11(b) of the Company Disclosure Letter (the “Company Real Property”) is a true and complete list of all the Company Real Properties leases as of the date of this Agreement and constitutes all of the real property used, occupied or leased by the Company or its Subsidiaries. There are no subleases, licenses, occupancy agreements, consents, assignments, purchase agreements, or other contracts granting to any person (other than the Company or its Subsidiaries) the right to use or occupy the Company Real Property, and no other Person (other than the Company and its Subsidiaries) is in possession of the Company Real Property. The Company Real Property leases are in full force and effect. Except as would not have a Company Material Adverse Effect, each of the Company Real Property leases is valid, binding and enforceable on the Company or one of its Subsidiaries that is a party to such lease and, to the Knowledge of the Company, the other parties thereto, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws affecting creditors’ rights generally, and subject to general principles of equity, and is in full force and effect, and the Company or one of its Subsidiaries has performed all material obligations required to be performed by it to date under each such lease. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any other party to the applicable the Company Real Property leases is in default in any material respect under any of such leases, nor, since the Reference Date, has the Company or any of its Subsidiaries given or received written notice of termination, cancellation, breach, or default under any such lease. No event has occurred which, if not remedied, would result in a default by the Company in any material respect under the Company Real Property leases, and, to the Knowledge of the Company, no event has occurred which, if not remedied, would result in a default by any party other than the Company in any material respect under the Company Real Property leases. There are no outstanding options, rights of first offer or rights of first refusal in favor of any other party to purchase or lease the Company Real Property or any portion thereof or interest therein.

(c) The Company does not and has never owned any real property.

Section 3.12. Tax Matters.

(a) (i) The Company and its Subsidiaries have timely filed (taking into account any applicable extensions) all material Tax Returns required to be filed by them, (ii) such Tax Returns are true, complete and correct in all material respects and (iii) the Company and its Subsidiaries have paid all material Taxes due and payable.

(b) There are no material Liens for Taxes (other than Taxes not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings and for which appropriate reserves are established in the financial statements in accordance with GAAP) upon any of the assets of the Company or any of its Subsidiaries. To the Knowledge of the Company, the Company and its Subsidiaries have withheld and paid all material Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, shareholder or other Person. Neither the Company nor any of its Subsidiaries has been a party to any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4. Neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for Tax-free treatment under Section 355(a) of the Code in the last two (2) years.

(c) No material U.S., federal, state, local or non-U.S. Actions relating to Taxes are pending or being conducted by a taxing authority with respect to the Company or any of its Subsidiaries.

(d) There has been no waiver or extension of any applicable statute of limitations for the assessment or collection of any material Tax of the Company or any of its Subsidiaries that is currently in force.

(e) Neither the Company nor any of its Subsidiaries (i) is a party to or bound by any Tax allocation, sharing, indemnity or similar agreement (other than any commercial agreement that does not relate primarily to Taxes), (ii) has been a member of an affiliated group filing a combined, consolidated or unitary Tax Return (other than a group for which the Company or one of its Subsidiaries is the common parent) or (iii) has liability for the Taxes of any Person (other than the Company or its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), as a transferee or successor, or otherwise by operation of Law.

(f) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) any change in method of accounting pursuant to Section 481 of the Code (or any similar provision of state, local or non-U.S. Law) requested or filed prior to the Closing, (ii) installment sale or open transaction disposition made prior to the Closing, (iii) as a result of any prepaid amount received or deferred revenue recognized prior to the Closing or (iv) any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) executed prior to the Closing.

(g) Notwithstanding any other provision of this Agreement, (i) nothing in this Agreement will be construed as providing a representation or warranty with respect to the existence, amount, expiration date or limitations on (or availability of) any Tax attribute (including methods of accounting) of the Company or any of its Subsidiaries, and (ii) the representations in this Section 3.12 and Section 3.17 are the only representations and warranties being made with respect to Tax matters.

Section 3.13. Contracts and Commitments.

(a) As of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by any:

(i) “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company or any of its Subsidiaries that was required to be, but has not been, filed with the SEC with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, or any Company SEC Documents filed after the date of filing of such Form 10-K until the date of this Agreement;

(ii) Contracts (A) relating to the disposition or acquisition by the Company or any of its Subsidiaries of a material amount of assets that contains any material ongoing obligations (including indemnification, “earn-out” or other contingent obligations) that are still in effect, other than the sale of inventory in the ordinary course of business or (B) (other than a Company Plan) pursuant to which the Company or any of its Subsidiaries will acquire any material ownership interest in any other person or other business enterprise other than the Company’s Subsidiaries;

(iii) Contracts (A) prohibiting or materially limiting the right of the Company or any of its Subsidiaries to compete in any line of business or to conduct business with any Person or in any geographical area, (B) obligating the Company or any of its Subsidiaries to purchase or otherwise obtain any material product or service exclusively from a single party, to purchase a specified minimum amount of goods or services, or sell any material product or service exclusively to a single party, (C) requiring the Company or any of its Subsidiaries to conduct any business on a “most favored nation” basis with any third party or (D) under which any Person has been granted the right to manufacture, sell, market or distribute any product of the Company or any of its Subsidiaries on an exclusive basis to any Person or group of Persons or in any geographical area;

(iv) Contracts in respect of Indebtedness of $500,000 or more, other than loans to direct or indirect wholly owned subsidiaries, in each case in the ordinary course of business;

(v) Contract (other than a Company Plan) between the Company, on the one hand, and any Affiliate of the Company (other than a Subsidiary of the Company), on the other hand;

(vi) Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any shares of capital stock or other equity interests or securities;

(vii) Contract containing a right of first refusal, right of first negotiation or right of first offer with respect to any equity interests or assets in favor of a party other than the Company or its Subsidiaries;

(viii) Contract (other than a Company Plan) under which the Company or any of its Subsidiaries is expected to make annual expenditures or receive annual revenues in excess of $500,000 during the current or a subsequent fiscal year;

(ix) Contracts of the Company or any of its Subsidiaries relating to the settlement of any litigation proceeding that provide for any continuing material obligations on the part of the Company or any of its Subsidiaries;

(x) Contracts of the Company or any of its Subsidiaries that prohibit, limit or restrict the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries or otherwise prohibit, limit or restrict the pledging of capital stock of the Company or any of its Subsidiaries or prohibit, limit or restrict the issuance of guarantees by the Company or any of its Subsidiaries other than the Company Equity Plans or any Contracts evidencing awards granted under the Company Equity Plans;

(xi) collective bargaining, works council or other similar labor agreement or Contract with a labor union;

(xii) Contracts (A) for the employment or engagement of any individual on a full-time, part-time, consulting or other basis that provides for annual base compensation of $300,000 or more (other than any “at-will” agreements that may be terminated by the Company or any of its Subsidiaries without liability or advance notice), or (B) with a current or former Service Provider that provides for transaction, change in control, retention or severance payments or benefits or other similar payments or benefits;

(xiii) Contracts with third party manufacturers and suppliers for the manufacture and/or supply of materials or products in the supply chain for Products that involve payments in excess of $500,000 during the current or a subsequent fiscal year;

(xiv) IP Contracts;

(xv) Contracts relating to any joint venture, strategic alliance, partnership or similar agreement;

(xvi) Contracts between or among the Company or any of its Subsidiaries, on the one hand, and any directors, executive officers (as such term is defined in the Exchange Act) or any beneficial owner of five percent (5%) or more of any class of Shares (other than the Company) or any Affiliate of the foregoing (or, to the Knowledge of the Company, any immediate family member of any of the foregoing), on the other hand;

(xvii) Contracts with any Governmental Body; or

(xviii) Contracts to enter into any of the foregoing.

Each such Contract described in clauses (i) through (xviii) above of this Section 3.13(a) or excluded therefrom due to the exception of being filed as an exhibit to the Company SEC Documents, together with each Company Real Property lease listed in Section 3.11(b) of the Company Disclosure Letter, is referred to herein as a “Company Material Contract.”

(b) (i) Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (A) is, or has received written notice that any other party to any Company Material Contract is, in violation or breach of or default (with or without notice or lapse of time or both) under or (B) has waived or failed to enforce any rights or benefits under any Company Material Contract to which it is a party or any of its properties or other assets is subject, (ii) there has occurred no event giving to others any right of termination, amendment or cancellation of (with or without notice or lapse of time or both) any such Company Material Contract and (iii) each such Company Material Contract is in full force and effect and is a legal, valid and binding agreement of, and enforceable against, the Company or any of its Subsidiaries, and, to the Knowledge of the Company, each other party thereto. As of the date of this Agreement, no party to any Company Material Contract has given any written notice of termination or cancellation of any Company Material Contract or that it intends to seek to terminate or cancel any Company Material Contract (whether as a result of the Contemplated Transactions or otherwise).

Section 3.14. Intellectual Property.

(a) Section 3.14(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list of all (i) Owned Intellectual Property that has been registered with, issued by or otherwise granted by a Governmental Body, or with respect to which the Company or any of its Subsidiaries has filed an application for registration, issue, or grant, except for any such Patents, Trademarks or Copyrights that have been abandoned by the Company or any of its Subsidiaries as of the date of this Agreement in the normal course of business and (ii) Exclusive Intellectual Property (collectively, “Company Registered Intellectual Property”), indicating for each such item in (i) and (ii), as applicable and as of the date of this Agreement, the name of the current record owner(s) and if different, the legal and beneficial owner(s), the jurisdiction of application/registration, the application/registration number and the filing/issuance date. Section 3.14(a) of the Company Disclosure Letter also sets forth, as of the date of this Agreement, a list of all material internet domain names with respect to which the Company or any of its Subsidiaries are the registrant and, with respect to each domain name, the record owner of such domain name and if different, the legal and beneficial owner(s) of such domain name and the applicable domain name registrar.

(b) The Owned Intellectual Property and, to the Knowledge of the Company, the Exclusive Intellectual Property are valid, subsisting and, excluding pending applications for Owned Intellectual Property, enforceable. To the Knowledge of the Company, the Company or its applicable Subsidiary (i) has made necessary filings and paid necessary registration, maintenance, renewal and other fees required for maintaining the Owned Intellectual Property and (ii) is listed as the exclusive or joint owner of all rights, title and interests at the U.S. Patent and Trademark Office in the Owned Intellectual Property, free and clear of all Liens (except for Permitted Liens, and rights, title or interests granted under the IP Contracts). The Company and its Subsidiaries possess legally sufficient and enforceable rights to use all other Intellectual Property used in connection with and material to the conduct of the Company’s and any of its Subsidiaries’ businesses as of the date of this Agreement; provided, however, that the foregoing will not be interpreted as a representation of non-infringement of third-party Intellectual Property, which is dealt with exclusively in Section 3.14(c) below. The Company has complied with its duty of candor and disclosure in all material respects and has made no material misrepresentations in the filings submitted by it to any applicable Governmental Body with respect to all patents included in the Company Registered Intellectual Property. All Company Registered Intellectual Property that is owned by the Company is validly registered in the name of the Company and no application for, or registration with respect to, any such Company Registered Intellectual Property has been abandoned, cancelled, allowed to lapse or rejected. The Company has not engaged in patent or copyright misuse or any fraud or inequitable conduct in connection with any Company Registered Intellectual Property.

(c) To the Knowledge of the Company, since the Reference Date, neither the conduct of the Company’s business nor the conduct of any of its Subsidiaries’ businesses has misappropriated, infringed or otherwise violated the Intellectual Property of any Person in any material respect. Since the Reference Date, neither the Company nor any of its Subsidiaries has received any written notice from any Person claiming any violation, misappropriation or infringement of the Intellectual Property of such Person.

(d) Since the Reference Date, (i) to the Knowledge of the Company, no Person has misappropriated, infringed or violated any Owned Intellectual Property or Exclusive Intellectual Property in any material respect and (ii) no written claims are pending or, to the Knowledge of the Company, threatened in writing, against the Company or any of its Subsidiaries (A) regarding the Company’s or its Subsidiaries’ use or ownership of any Owned Intellectual Property or use of any Exclusive Intellectual Property or (B) challenging or questioning the validity or enforceability of any Owned Intellectual Property or Exclusive Intellectual Property. None of the Owned Intellectual Property or Exclusive Intellectual Property have been adjudged invalid or unenforceable in whole or part, and all such Intellectual Property are in full force and effect. No cancellation, interference, inter partes review, opposition, reissue, reexamination or other proceeding of any nature is, or has been, pending or, to the Knowledge of the Company, threatened against the Company or, to the Knowledge of the Company, against any of the Company’s licensors, in which the scope, validity or enforceability of any Company Registered Intellectual Property is being or has been contested or challenged, and to the Knowledge of the Company, there is no reasonable basis for any such proceedings. To the Knowledge of the Company, no application has been submitted to the FDA pursuant to 21 U.S.C. § 355(j) or 21 U.S.C. § 355(b)(2) by any Person referencing any of the Company’s Products. To the Knowledge of the Company, no notice of a patent certification pursuant to 21 U.S.C. § 355(j)(2)(A)(vii)(IV) or 21 U.S.C. § 355(b)(2)(A)(iv) relating to any Owned Intellectual Property or Exclusive Intellectual Property has been sent by any Person or received by the Company.

(e) Section 3.14(e) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a complete and correct list of all IP Contracts to which the Company or any of its Subsidiaries is a party. The Company has made available to Parent and Merger Sub true and correct copies of all such IP Contracts. To the Knowledge of the Company, (i) each other party to any such IP Contracts has performed all material obligations required to be performed by such party as of the date of this Agreement and (ii) neither the Company nor its Subsidiaries are in material breach of any such IP Contracts. The consummation of the Contemplated Transactions will not result in or by itself afford any other party to IP Contracts to which the Company or any of its Subsidiaries is a party the right to modify, cancel, terminate or suspend any such IP Contracts or accelerate any payments with respect to any such IP Contracts. Following the closing of the Contemplated Transactions, the Parent itself or the Company will be permitted to exercise all of the rights of the Company under such IP Contracts to the same extent the Company would have been able had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments that the Company would otherwise be required to pay pursuant to such Contracts. Other than with respect to Off-The-Shelf Software licenses, and as set forth on Section 3.14(a) and Section 3.14(e) of the Company Disclosure Letter, there are no outstanding Contracts, options, licenses, agreements, claims, encumbrances or shared ownership interests of any kind relating to (A) any Owned Intellectual Property or Exclusive Intellectual Property, or (B) to the Knowledge of the Company, any other Intellectual Property. All money currently due and payable by the Company in connection with any IP Contracts have been satisfied in a timely manner. Section 3.14(e) of the Company Disclosure Letter sets forth a list and description of any material payments or other consideration (in any form, including royalties, profit-share revenue, milestones, sublicense revenue and other contingent payments) required to be made by the Company to any third party under any of the IP Contracts.

(f) The Company has taken commercially reasonable measures designed to protect and maintain (i) the confidentiality of all material proprietary information that the Company holds as a Trade Secret and (ii) its ownership of, and rights in, all Company Owned Intellectual Property and the Exclusive Intellectual Property, as applicable. Without limiting the foregoing, to the Knowledge of the Company, the Company has not made any of its Trade Secrets or other material confidential or proprietary information that it intended to maintain as confidential information available to any other Person except pursuant to written agreements requiring such Person to maintain the confidentiality of such Trade Secrets or confidential information. Each current and former employee of the Company or any of its Subsidiaries, each current and former independent contractor of the Company or any of its Subsidiaries and any other third parties with access to any confidential information of the Company or any of its Subsidiaries that is material to the Company is subject to a written non-disclosure or other confidentiality agreement requiring them to maintain the confidentiality of such information and use such information only for the benefit of the Company or its Subsidiaries, as applicable. The Company and its Subsidiaries have taken reasonable steps to prevent the unauthorized disclosure or use of its and their material Trade Secrets.

(g) Each Person who is or was an employee, officer, director, consultant or contractor of the Company and who is or was engaged by the Company to design, create or otherwise develop any Owned Intellectual Property has signed a valid and enforceable agreement containing an irrevocable present assignment to the Company of all rights of such employee, officer, director, consultant or contractor in or to such Owned Intellectual Property. The Owned Intellectual Property (i) for patents and patent applications, has, to the Knowledge of the Company, been fully and properly assigned to Company by all inventors who contributed to the conception of such Owned Intellectual Property, and (ii) as applicable, accurate forms of assignments by all such inventors have been timely filed with each respective national Governmental Body before which an application for registration, issue, or grant is pending. No current or former stockholder, officer, director or employee of the Company has any valid claim, right (whether or not currently exercisable), or interest to or in any Owned Intellectual Property. To the Knowledge of the Company, no employee of the Company is (A) bound by or otherwise subject to any Contract restricting him or her from performing his or her duties for the Company or (B) in breach of any Contract with any former employer or other Person, in each case, concerning Intellectual Property or confidentiality.

(h) No Governmental Body has any right to (including any “step-in” or “march-in” rights with respect to), ownership of, commercialization of, or right to royalties or other payments for any Owned Intellectual Property or, to the Knowledge of the Company, the Exclusive Intellectual Property. Without limiting the generality of the foregoing, no invention claimed or covered by any patent within the Owned Intellectual Property or, to the Knowledge of the Company, the Exclusive Intellectual Property (i) was conceived or reduced to practice in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof, (ii) is a “subject invention” as that term is described in 35 U.S.C. Section 201(e), or (iii) is otherwise subject to the provisions of the Bayh-Dole Act or any similar Law of any other jurisdiction, including with respect to any patents that are part of the Owned Intellectual Property. No funding, facilities, or personnel of any educational or research institution were used, directly or indirectly, to develop or create in whole or in part, any of the Owned Intellectual Property or, to the Knowledge of the Company, the Exclusive Intellectual Property, and no educational institution has any right to, or right to royalties for, or to impose any requirement on the manufacture or commercialization of any product incorporating, any Intellectual Property that is, or is purportedly, owned by the Company.

(i) To the Knowledge of the Company, no Trademark (whether registered or unregistered) or trade name owned, used, or applied for by the Company conflicts or interferes with any Trademark (whether registered or unregistered) or trade name owned, used, or applied for by any other person. To the Knowledge of the Company, none of the goodwill associated with or inherent in any Trademark (whether registered or unregistered) included in the Owned Intellectual Property has been impaired. Section 3.14(i) of the Company Disclosure Letter sets forth all material unregistered Trademarks included in the Owned Intellectual Property and Exclusive Intellectual Property.

(j) Except as set forth in Section 3.14(j) of the Company Disclosure Letter, (i) the Company is not bound by any Contract to indemnify, defend, hold harmless, or reimburse any other Person with respect to any Intellectual Property infringement, misappropriation, or similar claim, and (ii) the Company has never assumed, or agreed to discharge or otherwise take responsibility for, any existing or potential liability of another Person for infringement, misappropriation, or violation of any Intellectual Property, which assumption, agreement or responsibility remains in force as of the date of this Agreement.

(k) Neither the Company nor any of its Subsidiaries is party to any Contract that, as a result of such execution, delivery and performance of this Agreement, will (i) cause the grant, assignment, or transfer to any other third party of any license or other right to or in any Owned Intellectual Property or, to the Knowledge of the Company, the Exclusive Intellectual Property, (ii) result in breach of, default under, termination of, or acceleration or adverse modification of such Contract with respect to any Owned Intellectual Property or, to the

Knowledge of the Company, the Exclusive Intellectual Property, (iii) alter, encumber, impair or extinguish, or result in any encumbrance with respect to the right of the Company and its Subsidiaries to use, sell or license or enforce any Owned Intellectual Property or, to the Knowledge of the Company, the Exclusive Intellectual Property, or portion thereof, or (iv) result in the Company or any of its Subsidiaries being bound by or subject to any exclusivity obligations, non-compete or other restrictions on the operation or scope of their respective businesses, or to any obligation to grant any rights in or to any Owned Intellectual Property or, to the Knowledge of the Company, the Exclusive Intellectual Property.

(l) The Patents set forth in Section 3.14(l) of the Company Disclosure Letter represent all of the Patents that are required by applicable Law to be listed in the Orange Book for the Company’s products as of the date hereof.

(m) The Company makes no additional representations and warranties with respect to any Intellectual Property matters except as expressly set forth in this Section 3.14.

Section 3.15. Litigation. As of the date of this Agreement, there are no Actions pending or, to the Knowledge of the Company, no Actions threatened in writing against the Company or any of its Subsidiaries, at law or in equity, or before or by any Governmental Body, and neither the Company nor any of its Subsidiaries is subject to or in violation of any outstanding material judgment, injunction, rule, order or decree of any court or Governmental Body, in each case except as would not have a Company Material Adverse Effect.

Section 3.16. Insurance. Section 3.16 of the Company Disclosure Letter sets forth each insurance policy (including policies providing casualty, liability, medical and works compensation coverage) to which the Company or any of its Subsidiaries is a party as of the date of this Agreement.    As of the date of this Agreement, each insurance policy under which the Company or any of its Subsidiaries is an insured or otherwise the principal beneficiary of coverage is in full force and effect, and (i) neither the Company nor any of its Subsidiaries is in breach or default under any such insurance policy, (ii) no notice of cancellation or termination has been received with respect to any insurance policy and (iii) no event has occurred which, with notice or lapse of time, would constitute such breach or default, or permit termination, or modification, under any such insurance policy, except as would not have a Company Material Adverse Effect. As of the date of this Agreement, there is no claim pending under any of the Company’s insurance policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies, except as would not have a Company Material Adverse Effect. The Company has delivered or made available to Parent an accurate and complete copy of all material insurance policies relating to the business, assets and operations of the Company.

Section 3.17. Employee Benefit Plans.

(a) Section 3.17 of the Company Disclosure Letter lists all material Company Plans.

(b) With respect to each material Company Plan, the Company has made available to Parent and Merger Sub true and correct copies of the following (as applicable) (except for such documents that are filed as an exhibit to a Company SEC Document) prior to the date of this Agreement: (i) the current plan document, including all amendments thereto or, with respect to any unwritten plan, a summary of all material terms thereof, (ii) the most recent summary plan description along with all summaries of material modifications thereto, (iii) all related trust instruments or other funding-related documents and insurance contracts, (iv) the financial statements for the most recent year for which such financial statements are available, in audited form if required by ERISA) and, where applicable, Annual Report/Returns (Forms 5500) with disclosure schedules and attachments for the most recent year for which such Annual Report/Return (Form 5500) is available, in each case, to the extent not publicly available, (v) a copy of all material, non-routine correspondence with any Governmental Body relating to a Company Plan received or sent within the last three (3) years, (vi) the most recent Internal Revenue Service determination or opinion letter, and (vii) written results of any required compliance testing for the most recent plan year. The Company has made available to Parent and Merger Sub true and correct copies of the following (except for such documents that are filed as an exhibit to a Company SEC Document): (A) the standard agreement evidencing Company Stock Options and Company Equity Awards; and (B) each agreement evidencing a Company Stock Option or Company Equity Award that does not conform in all material respects to the standard agreement.

(c) Each Company Plan that is intended to be qualified under Section 401(a) of the Code is the subject of a favorable determination letter or is covered by a favorable opinion letter from the Internal Revenue Service or was established on a pre-approved form of plan document that is the subject of a favorable advisory or opinion letter from the Internal Revenue Service and, to the Knowledge of the Company, no fact or circumstance has occurred that could reasonably be expected to adversely affect the qualified status of such Company Plan. Each Company Plan has been administered and maintained in all material respects in accordance with the requirements of the applicable provisions of the Code, ERISA, and other applicable Law.

(d) With respect to each Company Plan, there are no material Actions pending or, to the Knowledge of the Company, threatened, other than routine claims for benefits.

(e) None of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates has at any time within the last six (6) years sponsored, maintained or contributed to, or been required to maintain or contribute to, or had any Liability in respect of, a plan that is or was at any relevant time (i) subject to Title IV of ERISA or Section 412 of the Code, (ii) a “multiemployer plan” within the meaning of Section 3(37) of ERISA, (iii) a “multiple employer plan” as described in Section 413(c) of the Code or (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA. None of the Company or any of its Subsidiaries have any obligations to provide any officer, director, employee or individual independent contractor or consultant of the Company or any of its Subsidiaries (each, a “Service Provider”) or any former Service Provider (or any spouse or dependent thereof) any life insurance or medical, health or other welfare benefits after such Service Provider’s termination of employment or service with the Company or any of its Subsidiaries, other than as required under Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code or any other applicable Law.

(f) Except as otherwise provided in this Agreement, neither the execution or delivery of this Agreement, nor the consummation of the Contemplated Transactions, will, either individually or together with the occurrence of another event (including a termination of employment or service), (i) result in any material payment becoming due to any current or former Service Provider, including any severance payment, or in the forgiveness of any indebtedness of any current or former Service Provider, (ii) materially increase or otherwise materially enhance any benefits or compensation otherwise payable to any current or former Service Provider or under any Company Plan, (iii) result in the acceleration of the time of payment or vesting of any material amounts, payments or benefits due to any current or former Service Provider under any Company Plan, (iv) require the Company or any of its Subsidiaries to set aside any assets to fund (whether to a trust or otherwise) any compensation or benefits due to any current or former Service Provider or under any Company Plan, (v) result in any restriction that does not exist on the date of this Agreement outside of the Contemplated Transactions on the right of the Company or any of its Subsidiaries or, after the consummation of the Contemplated Transactions, the Surviving Corporation to merge, amend, terminate or transfer any material Company Plan, or (vi) result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code or in the imposition of an excise Tax under Section 4999 of the Code.

(g) Each Company Plan has complied in all material respects with Section 409A of the Code, to the extent applicable. The Company has no obligation to pay any gross-up, reimbursement or other payment in respect of any Tax imposed under Section 4999 or Section 409A of the Code.

Section 3.18. Environmental Compliance and Conditions.

(a) Except for matters that would not have a Company Material Adverse Effect:

(i) The Company and its Subsidiaries are, and since the Reference Date have been, in compliance with all Environmental Laws;

(ii) The Company and each of its Subsidiaries holds, and is in compliance with, all Permits required under Environmental Laws to operate their business at the Company Real Property as presently conducted;

(iii) Except for matters that are resolved, neither the Company nor any of its Subsidiaries has received any written claim, notice or complaint, or been subject to any Action from any Governmental Body or third party regarding any actual or alleged violation of Environmental Laws or any Liabilities or potential Liabilities under Environmental Laws; and

(iv) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has released any Hazardous Substance on, under or about the Company Real Property or any other real property now or formerly occupied or used by the Company or any of its Subsidiaries in a manner that reasonably could be expected to give rise to Liability for the Company or any of its Subsidiaries under any Environmental Laws.

Section 3.19. Employment and Labor Matters.

(a) Neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement or other agreement with a, or is party to any other legally binding commitment to any, labor union, works council or other employee representative body. Since the Reference Date, (i) to the Knowledge of the Company, there has not been any material activity on behalf of any labor union, works council or other employee representative body to organize any employees of the Company or any of its Subsidiaries and (ii) neither the Company nor any of its Subsidiaries has experienced any pending or, to the Knowledge of the Company, threatened picketing, strike, slowdown, work stoppage, lockout or material grievance, claim of unfair labor practices or other collective bargaining dispute since the Reference Date.

(b) As of the date of this Agreement, the Company and its Subsidiaries are, and between the Reference Date and the date of this Agreement have been, in compliance in all material respects with all Laws relating to labor, employment and employment practices, including all such Laws relating to wages (including minimum wage and overtime wages), discrimination, harassment, retaliation, workers’ compensation, safety and health, immigration, work authorization, worker classification (including employee-independent contractor classification and the proper classification of employees as exempt employees and non-exempt employees), the Worker Adjustment and Retraining Notification Act of 1988 (“WARN”) and any similar foreign, state, provincial or local “mass layoff” or “plant closing” Law.

(c) There has been no “mass layoff”, “mass termination”, “collective dismissal”, “group dismissal”, “group termination” or “plant closing” (as defined by WARN or any similar foreign, state, provincial or local Laws) with respect to the Company between the Reference Date and the date of this Agreement. In the six (6) month period prior to the date of this Agreement, there has not been any “employment loss” (as defined in WARN), layoff, furlough, or other act, which, if continued for six (6) months, would in the aggregate trigger obligations under WARN.

(d) Since the Reference Date, to the Knowledge of the Company, the Company and each of its Subsidiaries have investigated all sexual harassment allegations of which the Company has Knowledge in compliance in all material respects with all applicable Laws. The Company and each of its Subsidiaries have not, since the Reference Date, entered into any settlement agreement, separation agreement, or non-disclosure agreement with respect to allegations of sexual or other harassment allegedly committed by any directors or executive officers of the Company or any of its Subsidiaries. Since the Reference Date, to the Knowledge of the Company, the Company has received no written allegation that an officer employee of the Company or any of its Subsidiaries has engaged in sexual or other unlawful harassment with respect to such officer employee’s employment with the Company.

Section 3.20. FDA and Regulatory Law Matters.

(a) The Company and its Subsidiaries are, and between the Reference Date and the date of this Agreement have been, in material compliance with applicable provisions of the Federal Food, Drug and Cosmetic Act of 1938, as amended (the “FDCA”), the Public Health Services Act of 1944, as amended (the “PHSA”), and the regulations of the U.S. Food and Drug Administration (the “FDA”) promulgated thereunder (collectively, “FDA Laws”) and all equivalent or similar Laws in any jurisdiction applicable to the Company.

(b) The Company and its Subsidiaries hold all material Permits, including all authorizations under FDA Laws necessary for the lawful operation of the businesses of the Company and its Subsidiaries as currently conducted (the “Company Permits”), and as of the date of this Agreement, all such Company Permits are valid and in full force and effect. The Company and each of its Subsidiaries are in compliance in all material respects with the terms of all Company Permits. Since the Reference Date, neither the Company nor any of its Subsidiaries has received written notice of any pending claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from any Governmental Body alleging that any operation or activity of the Company or any of its Subsidiaries is in material violation of any Law that applies to a Company Permit, and to the Knowledge of the Company, neither the FDA nor any other Governmental Body has threatened any such claim, proceeding, hearing, enforcement or other Action.

(c) Since the Reference Date, the studies, tests and preclinical and clinical trials conducted by or on behalf of the Company were and, if still ongoing, are being conducted in all material respects in accordance with protocols submitted to the FDA, pursuant to all applicable Laws; and, the Company has not received any written notice or correspondence from the FDA or any Governmental Body requiring the termination or suspension of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company, other than ordinary course communications with respect to modifications in connection with the design and implementation of such trials.

(d) Since the Reference Date, neither the Company nor any of its Subsidiaries has received any (i) FDA Form 483, (ii) warning letter, (iii) untitled letter or (iv) other similar correspondence or written notice from the FDA or any other Governmental Body alleging or asserting material noncompliance with any applicable FDA Laws or the Company Permits with respect to any Product of the Company or its Subsidiaries.

(e) Since the Reference Date, neither the Company nor any of its Subsidiaries has received written notice of nor been subject to any pending or threatened claim, hearing, enforcement or other Action from any Governmental Body, including FDA, the U.S. Department of Justice, and any attorney general of any State of the United States, alleging that any operation or activity of the Company or any of its Subsidiaries is in material violation of any FDA Law or any equivalent or similar Laws in any jurisdiction applicable to the Company, and to the Knowledge of the Company, neither FDA nor any other Governmental Body has threatened any such claim, hearing, enforcement or other Action. To the Knowledge of the Company, there is no act, omission, event, or circumstance by the Company that reasonably would be expected to result in any such Action.

(f) Between the Reference Date and the date of this Agreement, the Company and its Subsidiaries have not either voluntarily or involuntarily conducted or initiated any Product recalls, nor have there been any field actions, corrections, or removals ordered by the FDA or any other Governmental Body, or any seizures or adverse regulatory actions taken by the FDA or any Governmental Body with respect to any of the Company’s products, or, to the Knowledge of the Company, threatened.

(g) The Company and its Subsidiaries are, and at all times between the Reference Date and the date of this Agreement have been, in material compliance with all applicable Health Care Laws and no civil, criminal or administrative action, is currently pending against the Company or any of its Subsidiaries by a Governmental Body related to such Health Care Laws, nor, to the Knowledge of the Company, has any such action been threatened. Neither the Company nor any of its Subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any Governmental Body.

(h) Between the Reference Date and the date of this Agreement, none of the Company or its Subsidiaries or any of their respective directors, , officers or, to the Knowledge of the Company, employees or agents: (i) has been charged with or convicted of any criminal offense relating to the delivery of an item or service under any Federal Health Care Program, (ii) has been debarred, excluded or suspended from participation in any Federal Health Care Program, (iii) has had a civil monetary penalty assessed against it under 42 U.S.C. §1320a-7a, (iv) is currently listed on the list of parties excluded from federal procurement programs and non-procurement programs as maintained in the Government Services Administration’s System for Award Management or other federal agencies or (v) has received written notice from a Governmental Body that it is the target of any investigation, proceeding or other Action relating to any Federal Health Care Program-related offense.

Section 3.21. Data Privacy.

(a) Since the Reference Date, the Company and its Subsidiaries and, to the Knowledge of the Company, all vendors, processors or other third parties Processing on or on behalf of the Company or its Subsidiaries or otherwise transferring Personal Information to the Company or any of its Subsidiaries (collectively, the “Data Partners”), comply and have complied with, in all material respects, all applicable (i) Privacy Laws relating to the privacy and security of Personal Information (including the Personal Information of clinical trial participants, patients, patient family members, caregivers or advocates, physicians and other health care professionals, clinical trial investigators, researchers, pharmacists), (ii) policies, notices, and/or statements applicable to the Company or its Subsidiaries related to Personal Information (“Privacy Notices”), and (iii) contractual commitments related to the Processing of Personal Information. (collectively, the “Privacy Requirements”).

(b) At all times since the Reference Date, the Company and its Subsidiaries and, to the Knowledge of the Company, all Data Partners, have provided adequate notice and obtained any necessary consents from persons required for the processing of Personal Information as conducted by or for the Company or its Subsidiaries, in each case to the extent required by applicable Privacy Laws. None of the Company or its Subsidiaries have transferred or permitted the transfer of Personal Information originating in the European Economic Area or UK outside the European Economic Area or UK (as applicable), except where such transfers have complied with the Privacy Requirements.

(c) Except where the failure to do so would not have a Company Material Adverse Effect, the Company and its Subsidiaries have at all times implemented, maintained and complied with technical, physical, and organizational measures, including a written information security program, which at a minimum (i) protect the computers, software, servers, workstations, routers, hubs, switches, circuits, networks, data communications lines and all other information technology equipment of the Company and its Subsidiaries (collectively, the “IT Assets”) and Personal Information against any accidental, unlawful or unauthorized access, use, loss, disclosure, alteration, destruction, compromise or other Processing (a “Security Incident”), and (ii) identify and address internal and external risks to the privacy and security of IT Assets and Personal Information.

(d) Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries have at all times since the Reference Date had agreements in place with all Data Partners, which agreements comply and are consistent with the Privacy Requirements and to the Knowledge of the Company, no Data Partners have breached or are currently in breach of such agreements. Except as would not be material to the Company and its Subsidiaries, taken as a whole, the execution and delivery of this Agreement by Parent and Merger Sub, as applicable, and the consummation of the Merger, do not and will not: (i) conflict with or result in a violation or breach of any Privacy Requirements; (ii) require the consent of or provision of notice to any Person concerning such Person’s Personal Information; or (iii) otherwise prohibit the transfer of Personal Information to the Parent or Merger Sub.

(e) Since the Reference Date, none of the Company, its Subsidiaries have (i) experienced or otherwise been impacted by any material Security Incidents; (ii) notified or been required to notify any clinical trial participant, patient, customer, consumer, employee, Governmental Body, or other Person; or (iii) received any correspondence, or been subject to, any Action, enforcement, or other proceeding (formal or informal), regarding the Processing of Personal Information or any actual or alleged non-compliance with any Privacy Requirement. To the Knowledge of the Company, there are no facts or circumstances that could give rise to the occurrence of (i), (ii) or (iii).

Section 3.22. Brokerage. Other than Moelis & Company LLC, no Person is entitled to any financial advisory fee in connection with the Contemplated Transactions based on any arrangement or agreement made by or on behalf of the Company. Section 3.22 of the Company Disclosure Letter sets forth the reasonably estimated fees paid or to be paid by the Company in connection with its engagement of Moelis & Company LLC. The Company has made available to Parent and Merger Sub (on a counsel to counsel basis) a redacted version of its engagement letter with Moelis & Company LLC. As of the date of this Agreement, such engagement letter has not been amended or modified in any way.

Section 3.23. Disclosure. None of the information supplied or to be supplied by or on behalf of the Company in writing specifically for inclusion or incorporation by reference in the proxy statement (including the letter to stockholders, notice of meeting and form of proxy, the “Proxy Statement”) will, at the time the Proxy Statement is filed with the SEC, at the time the Proxy Statement is mailed to the holders of Shares, at the time any amendment or supplement thereto is filed with the SEC or at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement will not, at the time it is filed with the SEC, at the time it is mailed to the holders of Shares, or at the time any amendment or supplement thereto is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to information supplied by or on behalf of Parent, Merger Sub, or any Affiliate of Parent or Merger Sub in writing specifically for inclusion in the Proxy Statement.

Section 3.24. Opinion. The Company Board has received an opinion from Moelis & Company LLC, to the effect that, as of the date of such opinion and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken set forth therein, the Merger Consideration to be received by the holders of Shares in the Merger is fair from a financial point of view to such holders, and, as of the date hereof, such opinion has not been withdrawn, revoked or modified.

Section 3.25. CFIUS. The Company and its Subsidiaries do not (a) produce, design, test, manufacture, fabricate, or develop “critical technologies” as that term is defined in 31 C.F.R. § 800.215, (b) perform the functions as set forth in column 2 of Appendix A to 31 C.F.R. part 800 with respect to covered investment “critical infrastructure” or (c) maintain or collect, directly or indirectly, “sensitive personal data” as that term is defined in 31 C.F.R. § 800.241; and, therefore, in turn, neither the Company nor any of its Subsidiaries is a “TID U.S. business” within the meaning of 31 C.F.R. § 800.248.

Section 3.26. Disclaimer of Reliance. The Company acknowledges that none of Parent, Purchaser, or any of their respective Subsidiaries, or any of their respective Affiliates or Representatives, have made, nor will any of them be deemed to have made (and nor has the Company or any of its Affiliates or Representatives relied upon) any representation, warranty, covenant or agreement, express or implied, with respect to Parent, Purchaser and their respective Subsidiaries, the businesses, assets, condition, operations and prospects of Parent, Purchaser and their respective Subsidiaries, or the Contemplated Transactions, other than those expressly set forth in this Agreement. The Company acknowledges and agrees that none of Parent, Purchaser or any of their respective Subsidiaries or any other Person (including any officer, director, member or partner of Parent, Purchaser or any of their respective Subsidiaries or any of their respective Affiliates) will have or be subject to any liability to the Company or any other Person, resulting from the Company’s use of any information, documents or material made available to the Company or its Representatives in any “data rooms,” management presentations, due diligence or in any other form in expectation of the Contemplated Transactions.

Section 3.27. No Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE III OF THIS AGREEMENT (AS MODIFIED BY THE COMPANY DISCLOSURE LETTER), THE COMPANY MAKES NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY AND THE COMPANY HEREBY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY. IN CONNECTION WITH PARENT’S INVESTIGATION OF THE COMPANY, PARENT MAY HAVE RECEIVED FROM OR ON BEHALF OF THE COMPANY CERTAIN PROJECTIONS. THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER WITH RESPECT TO ESTIMATES, PROJECTIONS AND OTHER FORECASTS AND PLANS (INCLUDING THE REASONABLENESS OF THE ASSUMPTIONS UNDERLYING ESTIMATES, PROJECTIONS AND FORECASTS).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

OF PARENT AND MERGER SUB

Parent and Merger Sub, jointly and severally, hereby represent and warrant to the Company as follows:

Section 4.1. Organization and Corporate Power. Each of Parent and Merger Sub is validly existing and in good standing under the Laws of the jurisdiction in which it was organized, with full corporate power and authority to enter into this Agreement and perform its obligations hereunder. Each of Parent and Merger Sub has all requisite corporate power and authority and all authorizations, licenses and Permits necessary to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, except where the failure to hold such authorizations, licenses and Permits would not have a Parent Material Adverse Effect. Parent owns beneficially and of record all of the outstanding capital stock of Merger Sub free and clear of all Liens.

Section 4.2. Authorization; Valid and Binding Agreement. Each of Parent and Merger Sub has all requisite corporate power and authority to enter into, execute and deliver this Agreement and the CVR Agreement, to perform its obligations under this Agreement and the CVR Agreement, and to consummate the Merger. No other corporate action pursuant to the Laws of the jurisdictions in which Parent or Merger Sub is organized, on the part of Parent and Merger Sub, is necessary to authorize this Agreement or the CVR Agreement. Each of Parent and Merger Sub has duly executed and delivered this Agreement and the CVR Agreement, and assuming the due authorization, execution and delivery by the applicable counterparties, this Agreement and the CVR Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.

Section 4.3. No Breach. The execution and delivery of this Agreement by Parent and Merger Sub, as applicable, and the consummation of the Merger, do not (a) conflict with or violate their respective certificates of incorporation or bylaws (or similar governing documents), (b) assuming all Approvals and other actions described in Section 3.6 have been obtained, and all Filings and obligations described in Section 3.6 have been made, conflict with or violate any Law or order, judgment or decree to which Parent, Merger Sub, either of their Subsidiaries or any of their properties or assets is subject or (c) conflict with or result in any material breach of, constitute a material default under, result in a material violation of, give rise to a right of termination, cancellation or acceleration under any Contract to which Parent, Merger Sub or any other Subsidiary of Parent is a party, with such exceptions, in the case of each of clauses (b) and (c) above, as would not have a Parent Material Adverse Effect.

Section 4.4. Consents. Except for (a) the applicable requirements of the HSR Act and antitrust and competition Laws of other jurisdictions, (b) applicable requirements of the Securities Act, the Exchange Act, including the filing of the Proxy Statement and the Schedule 13E-3, (c) any Filings required by Nasdaq and (d) the Filing of the Certificate of Merger, Parent and Merger Sub are not required to submit any Filing with any Governmental Body in connection with the execution, delivery or performance by it of this Agreement or the consummation of the Contemplated Transactions. Other than as stated above, no Approval of any Governmental Body or any other party or Person is required to be obtained by Parent or Merger Sub in connection with its execution, delivery and performance of this Agreement, the CVR Agreement or the consummation of the Contemplated Transactions.

Section 4.5. Litigation. As of the date of this Agreement, there are no proceedings pending or, to the Knowledge of Parent or Merger Sub, threatened against Parent or any of its Subsidiaries that seeks to enjoin the Merger or the other Contemplated Transactions, other than any such proceedings that have not had and would not have a Parent Material Adverse Effect.

Section 4.6. Proxy Statement. None of the information supplied by Parent or Merger Sub for inclusion in the Proxy Statement will, at the time the Proxy Statement is filed with the SEC, at the time the Proxy Statement is mailed to the holders of Shares, at the time any amendment or supplement thereto is filed with the SEC, or at the time of the Stockholders’ Meeting contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. Notwithstanding anything in the foregoing to the contrary, Parent and the Purchaser make no representation or warranty with respect to any information supplied by or on behalf of the Company, any of the Company’s Subsidiaries or any of their respective Affiliates or Representatives for inclusion (or incorporation by reference) in the Proxy Statement.

Section 4.7. Brokerage. Other than Lazard Frères & Co. LLC, no Person is entitled to any financial advisory fee in connection with the Contemplated Transactions based on any arrangement or agreement made by or on behalf of Parent or Merger Sub.

Section 4.8. Capitalization and Operations of Merger Sub. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned, directly or indirectly, by Parent. Merger Sub has been formed solely for the purpose of engaging in the Contemplated Transactions and has engaged in no business activities and will have incurred no liabilities or obligations except as contemplated by this Agreement or incident to its formation.

Section 4.9. Ownership of Shares. Neither Parent nor Merger Sub, nor any of their Affiliates or associates, is, or at any time since the Reference Date has Parent or Merger Sub or any of their Affiliates or associates been, an “interested stockholder” of the Company as defined in Section 203 of the DGCL. Neither Parent nor Merger Sub, nor any of their Affiliates and associates, beneficially owns any Shares or other securities of the Company or any options, warrants or other rights to acquire any economic interest in, the Company. Neither Parent nor Merger Sub nor any of their Affiliates are an Affiliate of the Company within the meaning of that term under the U.S. federal securities Laws.

Section 4.10. Financing.

(a) Parent has delivered to the Company a true, correct and complete copy of an executed equity commitment letter, dated as of June 6, 2023, together with all attachments thereto, which is attached hereto as Annex IV (as may be amended, restated, supplemented or otherwise modified in accordance with the terms hereof, the “Equity Commitment Letter”), from GPC WH FUND LP, a Delaware limited partnership (the “Equity Investor”), pursuant to which the Equity Investor has agreed, subject to the terms and conditions thereof, to invest in Parent the cash amounts set forth therein. The Equity Commitment Letter provides that the Company is a third-party beneficiary thereof. The cash equity committed pursuant to the Equity Commitment Letter is collectively referred to in this Agreement as the “Cash Equity.”

(b) Parent has delivered to the Company a true, correct and complete copy of an executed debt commitment letter, dated as of June 6, 2023, together with all attachments thereto, which is attached hereto as Annex V (as may be amended, restated, supplemented or otherwise modified in accordance with the terms hereof, (provided for the avoidance of doubt, that in no event shall any amendment, restatement, supplement or other modification include any Restricted Terms (as defined below)) the “Debt Commitment Letter” and together with the Equity Commitment Letter, the “Commitment Letters”), from the lenders party thereto (collectively, the “Lenders”) pursuant to which the Lenders have agreed, subject to the terms and conditions thereof, to provide the debt amounts set forth therein. The debt financing contemplated by the Debt Commitment Letter is referred to in this Agreement as the “Debt Financing.” The Cash Equity and the Debt Financing are collectively referred to as the “Financing”. Parent has delivered to the Company true, correct and complete copies of any fee letters related to the Financing (with respect to such related fee letters, redacted for provisions related to fees and other economic or commercially sensitive provisions; provided that none of the redacted provisions would reasonably be expected to adversely affect the conditionality, availability or amount of the Financing).

(c) Except as expressly set forth in the Commitment Letters, as of the date hereof, there are no conditions precedent to the obligations of the Lenders and the Equity Investor to provide the Debt Financing (in the case of the Lenders) or the Cash Equity (in the case of the Equity Investor) or any contingencies that would permit the Lenders or the Equity Investor to reduce the total amount of the Debt Financing (in the case of the Lenders) or the Cash Equity (in the case of the Equity Investor). There are no side letters, written understandings or other agreements or written arrangements relating to the Financing that would impose additional conditions precedent beyond those in the Commitment Letters to, or otherwise reasonably be expected to adversely affect the availability or amount of, the Financing. As of the date hereof, assuming the accuracy of the representations and warranties set forth in Article III, the performance by the Company of its obligations under Article V and the satisfaction of the conditions set forth in Section 6.1, Parent does not have any reason to believe that it will be unable to satisfy on a timely basis all conditions to be satisfied by it in any of the Commitment Letters on or prior to the Closing Date, nor does Parent have knowledge that any of the Lenders or Equity Investor will not perform its obligations thereunder.

(d) The Financing, when funded in accordance with the Commitment Letters, shall provide Parent with cash proceeds on the Closing Date in an amount sufficient for the payment of the aggregate Cash Consideration and any other amounts required to be paid by Parent or Merger Sub on the Closing Date in connection with the consummation of the Contemplated Transactions and the payment of any fees and expenses of or payable by Parent, Merger Sub or the Surviving Corporation in connection with the foregoing (such amount, the “Financing Amount”).

(e) As of the date hereof, the Commitment Letters are in full force and effect and are valid and binding obligations of Parent and, to the Knowledge of Parent, the other parties thereto, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by general principles of equity and assuming the accuracy of the representations and warranties set forth in Article III, the performance by the Company of its obligations under Article V and the satisfaction of the conditions set forth in Section 6.1, no event has occurred that, with or without notice, lapse of time, or both, would reasonably be expected to constitute a default or breach or a failure to satisfy a condition precedent on the part of Parent under the terms and conditions of the Commitment Letters. Parent has paid in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Commitment Letters on or before the date of this Agreement, and will pay in full any such amounts due on or before the Closing Date. None of the Commitment Letters have been modified, amended or altered as of the date hereof, none of the Commitment Letters will be amended, modified or altered at any time through the Closing Date, except as permitted by the terms of this Agreement, including Section 5.20(a), as of the date hereof, and none of the respective commitments under any of the Commitment Letters have been withdrawn or rescinded in any respect as of the date hereof.

(f) Concurrently with the execution of this Agreement, Parent has caused the Equity Investor to deliver to the Company the duly executed Guaranty. The execution, delivery and performance of the Guaranty by the Equity Investor, and the consummation of the transactions contemplated thereby, have been duly and validly authorized by all requisite action by the Equity Investor, and no other proceedings on the part of the Equity Investor are necessary to authorize the execution, delivery or performance of the Guaranty by the Equity Investor. The Guaranty has been duly and validly executed and delivered by the Equity Investor and is in full force and effect and constitutes a valid and binding obligation of the Equity Investor, duly executed by the Equity Investor and enforceable against the Equity Investor in accordance with its terms, and no event has occurred that, with or without notice, lapse of time or both, could constitute a default on the part of the Equity Investor under the Guaranty.

(g) Parent and Merger Sub acknowledge and agree that it is not a condition to any of Parent’s or Merger Sub’s obligations hereunder that Parent and Merger Sub obtain any financing or refinancing (including, for the avoidance of doubt, the Financing) for or relating to the Contemplated Transactions.

Section 4.11. Investigation by Parent and Merger Sub; Disclaimer of Reliance.

(a) Each of Parent and Merger Sub (i) is a sophisticated Merger Sub and has made its own inquiry and investigation into, and based thereon has formed an independent judgment concerning, the businesses, assets, condition, operations, and prospects of the Company and its Subsidiaries, (ii) has been furnished with or given adequate access to such information about the Company and its Subsidiaries as it has requested, (iii) to the extent it has deemed appropriate, has addressed in this Agreement any and all matters arising out of its investigation and the information provided to it and (iv) in determining to proceed with the Contemplated Transactions has not relied on any statements or information other than the representations and warranties set forth in this Agreement. Each of Parent and Merger Sub acknowledges that neither the Company nor any of its Subsidiaries, nor any of their respective Affiliates or Representatives, have made, nor will any of them be deemed to have made (and nor has Parent or Merger Sub or any of their respective Affiliates or Representatives relied upon) any representation, warranty, covenant or agreement, express or implied, with respect to the Company and its Subsidiaries, the businesses, assets, condition, operations and prospects of the Company and its Subsidiaries, or the Contemplated Transactions, other than those expressly set forth in this Agreement. Each of Parent and Merger Sub acknowledges and agrees that neither the Company nor its Subsidiaries nor any other Person (including any officer, director, member or partner of the Company or any of its Subsidiaries or any of their respective Affiliates) will have or be subject to any liability to Parent, Merger Sub or any other Person, resulting from Parent’s or Merger Sub’s use of any information, documents or material made available to Parent, Merger Sub or their Representatives in any “data rooms,” management presentations, due diligence or in any other form in expectation of the Contemplated Transactions. Each of Parent and Merger Sub acknowledges and agrees that, except for the representations and warranties contained in Article III, the assets and the business of the Company and its Subsidiaries are being transferred on a “where is” and, as to condition, “as is” basis. Each of Parent and Merger Sub acknowledges (A) that it is an informed and sophisticated Person, and has engaged advisors experienced in the evaluation and purchase of companies such as the Company and its Subsidiaries as contemplated hereunder and (B) has had the opportunity to negotiate the terms and conditions of this Agreement and the Contemplated Transactions and that the representations and warranties in this Agreement cover all of the material topics on which it is making its decision to proceed with the consummation of the Contemplated Transactions.

(b) In connection with Parent’s and Merger Sub’s investigation of the Company, each of Parent and Merger Sub may have received from the Company and its Representatives certain projections and other forecasts and certain business plan information of the Company and its Subsidiaries. Each of Parent and Merger Sub acknowledges that there are uncertainties inherent in attempting to make such projections and other forecasts and plans and accordingly is not relying on them, that each of Parent and Merger Sub is familiar with such uncertainties, that each of Parent and Merger Sub is taking full responsibility for making its own evaluation of the adequacy and accuracy of all projections and other forecasts and plans so furnished to it, and that each of Parent, Merger Sub, and their Representatives will have no claim against any Person with respect thereto. Accordingly, each of Parent and Merger Sub acknowledges that, without limiting the generality of this Section 4.11(b), neither the Company nor any Person acting on behalf of the Company has made any representation or warranty with respect to such projections and other forecasts and plans.

Section 4.12. Other Agreements. Parent and Merger Sub have disclosed to the Company all contracts, agreements, or understandings (and, with respect to those that are written, Parent and Merger Sub has furnished to the Company correct and complete copies thereof) between or among Parent, Merger Sub, or any Affiliate of Parent, on the one hand, and any member of the Company Board or officers or employees of the Company or its Subsidiaries, on the other hand.

Section 4.13. Solvency. Neither Parent nor Merger Sub is entering into the transactions contemplated hereby with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Assuming (a) that the conditions to the obligations of (i) each Party to effect the Merger pursuant to Section 6.1 and (ii) Parent and Merger Sub to effect the Merger, in each of the foregoing clauses (i) and (ii), have been satisfied or waived and (b) the accuracy in all material respects of the representations and warranties set forth in Article III, Parent and its Subsidiaries, on a consolidated basis, at the Effective Time immediately after giving effect to all of the transactions contemplated hereby, including the Merger, the payment of the aggregate Cash Consideration, the consummation of the Financing, the payment of all other amounts required to be paid by Parent or Merger Sub in connection with the consummation of the transactions contemplated hereby and the payment of all related fees and expenses, will be Solvent. As used in this Section 4.13, the term “Solvent” means with respect to any date of determination, (a) the fair value of the assets of such Parent and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of such Person and its subsidiaries on a consolidated basis, (b) Parent and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, and (c) Parent and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

Section 4.14. No Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE IV OF THIS AGREEMENT, PARENT AND MERGER SUB MAKE NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY AND PARENT AND MERGER SUB HEREBY DISCLAIM ANY SUCH REPRESENTATION OR WARRANTY.

ARTICLE V

COVENANTS

Section 5.1. Covenants of the Company.

(a) Except (i) as set forth in Section 5.1(a) of the Company Disclosure Letter, (ii) as required by applicable Law, (iii) as expressly permitted or contemplated by this Agreement or (iv) with the prior written consent of Parent (which consent will not be unreasonably delayed, withheld or conditioned), from the date of this Agreement until the earlier of the Effective Time or the date this Agreement is terminated (the “Pre-Closing Period”), the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts (A) to carry on its business in the ordinary course of business and in a manner consistent with past practice, (B) to preserve intact its current assets and business organization and keep available the services of its current officers and employees, (C) to carry on its business in compliance in all respects with all applicable Laws, including without limitation, all applicable Health Care Laws, (D) to notify and consult with Parent prior to meeting with, or submitting any material correspondence other than routine correspondence as may be required in connection with any Regulatory Permit to, the FDA or any other comparable regulatory authority, and (E) to preserve its relationships and goodwill with customers, suppliers, partners, licensors, licensees, distributors, Governmental Bodies, employees and others having business dealings with it.

(b) Without limiting the generality of Section 5.1(a), during the Pre-Closing Period and except (i) as set forth in the Company Disclosure Letter, (ii) as required by applicable Law or (iii) as expressly permitted or contemplated by this Agreement, the Company shall not and shall not permit any of its Subsidiaries to, without the prior written consent of Parent (which consent will not be unreasonably delayed, withheld or conditioned):

(i) establish a record date for, authorize, declare, set aside or pay any dividends on or make other distributions (whether in cash, assets, stock or property) in respect of any of its capital stock or shares except for the declaration and payment of dividends or distributions by a direct wholly owned Subsidiary of the Company solely to its parent;

(ii) directly or indirectly redeem, repurchase or otherwise acquire any shares of its capital stock or any Company Stock Option or Company Equity Award except, in each case, (1) transactions solely between or among the Company and its wholly owned Subsidiaries, (2) as required to fulfill its obligations under any Contract existing on the date of this Agreement and listed on Section 5.1(b)(ii) of the Company Disclosure Letter, (3) as a result of net share settlement of any Company Stock Option or Company Equity Award or to satisfy the exercise price or withholding Tax obligations in respect of any Company Stock Option, or Company Equity Award or (4) any forfeitures or repurchases of Company Stock Options, or Company Equity Awards;

(iii) grant, issue, sell, pledge, dispose of or otherwise encumber, or authorize the grant, issuance, sale, pledge, disposition or other encumbrance of, (A) any shares of capital stock or other ownership interest in the Company or any of its Subsidiaries, (B) any securities convertible into or exchangeable or exercisable for any such shares or ownership interest, (C) any phantom equity or similar contractual rights or (D) any rights, warrants, options stock appreciation rights, restricted stock, stock units, or other equity or equity-based compensation to acquire or with respect to any such shares of capital stock, ownership interest or convertible or exchangeable securities except, in each case: (1) for issuances in respect of (w) Company Stock Options, Company ESPP Options and Company Equity Awards outstanding on the date of this Agreement, (x) as required to fulfill its obligations under any Contract existing on the date of this Agreement and listed on Section 5.1(b)(iii) of the Company Disclosure Letter, including those related to any offer of employment, (y) upon conversion of the Company Convertible Notes, or (z) upon exercise of the Company Warrant, or (2) for transactions solely between or among the Company and its wholly owned Subsidiaries;

(iv) except as required by the terms of a Company Plan as in effect as of the date of this Agreement or as required by applicable Law, (A) modify or increase the wages, salary or other compensation or benefits payable to any current or former Service Provider, other than annual increases in base compensation made in the ordinary course of business consistent with past practice with respect to the Company’s or its Subsidiaries’ employees whose annual base compensation is less than $300,000 and provided that such modifications or increases do not, individually or in the aggregate, result in any material increase in costs, obligations or liabilities for the Company or any of its Subsidiaries, (B) establish, adopt, enter into, amend in any material respect or terminate any material Company Plan, not including annual renewals of welfare benefit plans made in the ordinary course of business, consistent with past practice, (C) accelerate the payment, funding, right to payment or vesting of any compensation or benefits, (D) grant any new entitlement to severance or termination pay or any retention, change in control, or similar bonus or any similar arrangement to any current or former Service Provider, or (E) grant any new incentive compensation to any current or former Service Provider other than the grant of cash-based incentive compensation consistent with the existing terms of a Company Plan and the budget previously disclosed to Parent prior to the date of this Agreement with respect to an employee who is hired or promoted as permitted under Section 5.1(b)(vii);

(v) adopt, enter into, amend or terminate any collective bargaining agreement or Contract with any labor union, works council or other employee representative body applicable to the Company or its Subsidiaries;

(vi) implement or take any actions in preparation to implement any reduction in force or mass termination;

(vii) hire or promote any employees, except for hiring consistent with the budget previously disclosed to Parent prior to the date of this Agreement, to fill open positions or to replace an individual who departs following the date of this Agreement and, in each case, provided that any such employee’s annual base compensation is less than $300,000;

(viii) grant any award or otherwise allocate or take any action to allocate any unallocated amounts under the RPIP;

(ix) amend any of the Company Organizational Document or the comparable charter or organization documents of any of its Subsidiaries, adopt a stockholders’ rights plan or enter into any agreement with respect to the voting of its capital stock;

(x) effect a recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for shares of its capital stock;

(xi) adopt a plan of complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization (including spin-offs and carve-outs) of the Company or any of its Subsidiaries that is significant under Rule 1-02(w) of Regulation S-X;

(xii) subject to clause (xiii), make any capital expenditures that are individually or in the aggregate in excess of $500,000;

(xiii) acquire or agree to acquire, by merging or consolidating with, by purchasing an equity interest in or a portion of the material assets of any business or any corporation, partnership, joint venture, association or other business organization or division thereof, or otherwise acquire or agree to acquire any material assets of any other Person, except for the purchase of materials from suppliers or vendors in the ordinary course of business or in individual transactions involving less than $2,000,000 in assets;

(xiv) except with respect to any intercompany arrangements, (A) incur any Indebtedness, renew or extend any existing credit or loan arrangements, enter into any “keep well” or other agreement to maintain any financial condition of another Person or enter into any agreement or arrangement having the economic effect of any of the foregoing, except for short-term Indebtedness incurred in the ordinary course of business; (B) make any loans or advances to any other Person (except for business expenses); (C) make any capital contributions to, or investments in, any other Person or (D) repurchase, prepay or refinance any material Indebtedness;

(xv) sell, transfer, license, assign, mortgage, encumber or otherwise abandon, withdraw or dispose of any assets or business with a fair market value in excess of $100,000 in the aggregate except, in the case of inventory, in the ordinary course of business consistent with past practice;

(xvi) commence, pay, discharge, settle, compromise or satisfy any threatened or pending Action for monetary consideration in excess of $500,000 or (B) that would impose any material non-monetary obligations on the Company or its Subsidiaries that would continue after the Effective Time;

(xvii) change its fiscal year, revalue any of its material assets or change any of its material financial, actuarial, reserving or Tax accounting methods or practices in any respect, except as required by GAAP or Law;

(xviii) (A) make, change or revoke any material Tax election with respect to the Company or any of its Subsidiaries, (B) file any material amended Tax Return, (C) enter into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law), Tax allocation agreement or Tax sharing agreement (other than any commercial agreement entered into in the ordinary course of business that does not relate primarily to Taxes) relating to or affecting any material Tax liability of the Company or any of its Subsidiaries, or (D) extend or waive the application of any statute of limitations regarding the assessment or collection of any material Tax with respect to the Company or any of its Subsidiaries outside of the ordinary course of business;

(xix) waive, release or assign any material rights or claims under, or enter into, terminate, renew (other than in the ordinary course), affirmatively determine not to renew, amend, modify, exercise any options or rights of first offer or refusal under or terminate, any Company Material Contract;

(xx) abandon, withdraw, terminate, suspend, abrogate, amend or modify in any material respect any Company Permits in a manner which is adverse to the Company and its Subsidiaries;

(xxi) enter into any new line of business material to the Company and its Subsidiaries, taken as a whole, or form a new Subsidiary of the Company;

(xxii) fail, cancel, reduce, terminate or fail to maintain in effect material insurance policies covering the Company and its Subsidiaries and their respective properties, assets and businesses; or

(xxiii) authorize, agree or commit to take any of the actions described in clauses (i) through (xxii) of this Section 5.1(b).

Section 5.2. Access to Information; Confidentiality.

(a) Except if prohibited by applicable Law, from and after the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, the Company shall use reasonable best efforts, upon reasonable advance notice, to (i) give Parent and Merger Sub and their respective Representatives reasonable access during normal business hours (under the supervision of appropriate personnel and in a manner that does not unreasonably interfere in any material respect with the normal operations of the business of the Company) to relevant officers, employees, agents and facilities and to relevant books, contracts and records of the Company and its Subsidiaries, (ii) permit Parent and Merger Sub to make such non-invasive inspections as they may reasonably request and (iii) cause its and its Subsidiaries’ officers to furnish Parent and Merger Sub with such financial and operating data and other information with respect to the business, properties, and personnel of the Company as Parent or Merger Sub may from time to time reasonably request; provided, that any such access shall be afforded and any such information shall be furnished at Parent’s expense; and provided, further that the parties hereto shall act in good faith in all respects in the performance of the obligations under this Section 5.2(a).

(b) Information obtained by Parent or Merger Sub pursuant to Section 5.2(a) will constitute “Confidential Information” under the Confidential Disclosure Agreements and will be subject to the provisions of the Confidential Disclosure Agreements.

(c) Nothing in Section 5.2(a) requires the Company to permit any inspection, or to disclose any information, to the extent (i) such information violates any of its or its Affiliates’ respective obligations with respect to confidentiality, (ii) such information relates to the applicable portions of minutes of the meetings of the

Company Board (including any presentations or other materials prepared by or for the Company Board) where the Company Board discussed (A) the Contemplated Transactions or any similar transaction involving the sale of the Company, or a material portion of its assets, to, or combination of the Company with, any Person, (B) any Acquisition Proposal or (C) any Intervening Event or (iii) that affording such access or furnishing such information would result in loss of legal protection, including the attorney-client privilege and work product doctrine; provided, however, in each case, the Company shall use reasonable best efforts to communicate the applicable information to Parent in a manner that would not violate confidentiality obligations or waive such privilege or work-product doctrine.

(d) Notwithstanding anything to the contrary herein, the Company may satisfy its obligations set forth above by electronic means if physical access is not reasonably feasible or would not be permitted under applicable Law (including as a result of COVID-19 or any COVID-19 Measures).

Section 5.3. Acquisition Proposals.

(a) The Company shall not, shall cause its Subsidiaries not to, and shall instruct its Representatives not to: (i) initiate, solicit, knowingly encourage or knowingly facilitate any inquiry with respect to, or the making, submission or announcement of any Acquisition Proposal, (ii) engage in negotiations with any Person (other than Parent, Merger Sub, or any designees of Parent or Merger Sub) with respect to any Acquisition Proposal or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal, or (iii) provide any non-public information to any Person (other than Parent, Merger Sub, or any designees of Parent or Merger Sub) in connection with any Acquisition Proposal or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal, (iv) approve, endorse or recommend or propose to approve, endorse or recommend any Acquisition Proposal, or any Person becoming an “interested stockholder” of the Company as defined in Section 203 of the DGCL, (v) enter into any letter of intent or agreement in principle or any agreement providing for any Acquisition Proposal (except for confidentiality agreements permitted under Section 5.3(b)), or (vi) resolve to do, or agree or publicly announce an intention to do any of the foregoing. The Company shall, and shall cause its Subsidiaries and Representatives to, immediately cease any solicitation, discussions, or negotiations with any Person (other than Parent, Merger Sub, or any designees of Parent or Merger Sub) with respect to any Acquisition Proposal or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal, promptly terminate access granted to any third party or its Representatives to any electronic data room maintained by the Company or its Subsidiaries with respect to the Contemplated Transactions and, to the extent the Company has the right to do so, shall request the return or destruction of all confidential information provided by or on behalf of the Company or its Subsidiaries to any such Person (and in any event within twenty-four (24) hours following the date hereof). The Company and its Representatives may (A) seek to clarify and understand the terms and conditions of any inquiry or proposal made by any Person solely to determine whether such inquiry or proposal constitutes an Acquisition Proposal and (B) inform a Person that has made or, to the Knowledge of the Company, is considering making an Acquisition Proposal of the provisions of this Section 5.3. The Company agrees that if it (x) affirmatively permits any of its Representatives to take any action or (y) is made aware of an action by one of its Representatives and does not use its reasonable best efforts to exercise its available remedies to prohibit or terminate such action and, in each case, such action would constitute a material breach of this Section 5.3 if taken by the Company, then such action will be deemed to constitute a breach by the Company of this Section 5.3.

(b) Notwithstanding Section 5.3(a) or any other provision of this Agreement, if at any time following the date of this Agreement and prior to obtaining the Company Requisite Vote, (i) the Company has received a written Acquisition Proposal that did not result from a breach of this Section 5.3, (ii) the Company Board or a committee thereof determines, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or is reasonably likely to lead to or result in a Superior Proposal and (iii) the Company Board or a committee thereof determines, after consultation with its financial advisors and outside legal counsel, in good faith that the failure of the Company Board to take an action described in clause (A) or (B) below would be inconsistent with its fiduciary duties under applicable Law, then the Company may (A) furnish information with respect to the Company and its Subsidiaries to the Person making such Acquisition Proposal and its Representatives and (B) participate in discussions or negotiations with such Person and its Representatives regarding such Acquisition Proposal; provided, that, (1) the Company shall not, and shall instruct its Representatives not to, disclose any material non-public information to such Person unless the Company has, or first enters into, a confidentiality agreement with such Person with terms governing confidentiality that, taken as a whole, are not materially less restrictive to the other Person than those contained in the Confidential Disclosure Agreements and, other than confidentiality agreements existing as of the date of this Agreement, does not contain any provision that could prevent the Company from providing any disclosure to Parent required pursuant to Section 5.3(c), and (2) the Company shall, as promptly as reasonably practicable, and in any event within one (1) Business Day, provide or make available to Parent any material non-public information concerning the Company or its Subsidiaries provided or made available to such other Person that was not previously provided or made available to Parent and Merger Sub.

(c) The Company shall promptly (and in any event within one (1) Business Day) notify Parent orally and in writing of the receipt by the Company of any Acquisition Proposal or written indication by any Person that it is considering making an Acquisition Proposal. The Company shall provide Parent promptly (and in any event within such one (1) Business Day period) with copies of any written materials submitted in connection with such Acquisition Proposal, a summary of any material terms and conditions of any such Acquisition Proposal, the identity of the Person making such Acquisition Proposal and the material terms and conditions of any such Acquisition Proposal and shall keep Parent reasonably informed on a current basis of any material change to the terms of any such Acquisition Proposal, in each case, except to the extent that doing so would violate a confidentiality agreement existing as of the date of this Agreement; provided, however, that in such case the Company shall use reasonable best efforts to communicate the applicable information to Parent in a manner that would not violate such confidentiality agreement.

(d) The Company Board and each committee thereof shall not, subject to the terms and conditions of this Agreement, (i) cause or permit the Company to approve or enter into any acquisition agreement, merger agreement, or similar definitive agreement (other than a confidentiality agreement referred to and entered into in compliance with Section 5.3(b)) relating to any Acquisition Proposal (an “Alternative Acquisition Agreement”) or (ii) make a Change of Board Recommendation.

(e) Notwithstanding Section 5.3(d) or any other provision of this Agreement, prior to receipt of the Company Requisite Vote:

(i) the Company may terminate this Agreement to enter into an Alternative Acquisition Agreement if (A) the Company receives an Acquisition Proposal that the Company Board or a committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel, constitutes a Superior Proposal; (B) the Company Board or a committee thereof determines in good faith that the failure to take such action would be inconsistent with the Company Board’s fiduciary duties under applicable Law; (C) the Company has notified Parent in writing that it intends to terminate this Agreement to enter into an Alternative Acquisition Agreement, which notice shall include the information with respect to such Acquisition Proposal that is specified in Section 5.3(c) and (D) no earlier than the end of the Notice Period, the Company Board or any committee thereof again determines in good faith, after consultation with its financial advisors and outside legal counsel (and after taking into consideration the terms of any proposed amendment or modification to this Agreement, the Commitment Letters and the Guaranty made by Parent during the Notice Period), that the Acquisition Proposal that is subject of the Determination Notice continues to constitute a Superior Proposal;

(ii) the Company Board or a committee thereof may make a Change of Board Recommendation if (A) the Company receives an Acquisition Proposal that the Company Board or a committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel, constitutes a Superior Proposal, (B) the Company has notified Parent in writing that it intends to effect a Change of Board Recommendation, which notice shall include the information with respect to such Acquisition Proposal that is specified in Section 5.3(c) and (C) no earlier than the end of the Notice Period, the Company Board or a committee thereof determines in good faith after consultation with its financial advisors and outside legal counsel (and after taking into consideration the terms of any proposed amendment or modification to this Agreement, the Commitment Letters and the Guaranty made by Parent during the Notice Period), that the failure to make a Change of Board Recommendation would be inconsistent with its fiduciary duties under applicable Law;

(iii) other than in connection with an Acquisition Proposal, the Company Board or a committee thereof may make a Change of Board Recommendation in response to an Intervening Event if (A) the Company has notified Parent in writing that it intends to effect a Change of Board Recommendation, which notice shall include all material information with respect to any such Intervening Event and a description of the Company Board’s rationale for such action and (B) no earlier than the end of the Notice Period, the Company Board or any committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel (and after considering the terms of any proposed amendment or modification to this Agreement, the Commitment Letters and the Guaranty made by Parent during the Notice Period), that the failure to effect a Change of Board Recommendation in response to such Intervening Event would be inconsistent with its fiduciary duties under applicable Law; and

(iv) during any Notice Period, if requested by Parent, the Company shall negotiate in good faith with Parent regarding potential changes to this Agreement.

The provisions of this Section 5.3(e) apply to any material revision or amendment to the terms of any applicable Acquisition Proposal determined to be a Superior Proposal with respect to Section 5.3(e)(i) and Section 5.3(e)(ii) and require a revised Determination Notice and a Notice Period extension pursuant to clause (i) or (ii), as the case may be.

(f) Nothing contained in this Agreement prohibits (i) the Company Board or a committee thereof from (A) taking and disclosing to the holders of Shares a position contemplated by Rule 14e-2(a) and Rule 14d-9 promulgated under the Exchange Act or (B) making any public statement if the Company Board or a committee thereof determines that the failure to make such statement would be inconsistent with its fiduciary duties under applicable Law or (ii) the Company or the Company Board from making any disclosure required under the Exchange Act; provided that, in each case, any such disclosure that constitutes or contains a Change of Board Recommendation shall be subject to the provisions of Section 5.3(e).

Section 5.4. Stockholders Meeting; Proxy Statement.

(a) The Company shall, as promptly as reasonably practicable after the date of this Agreement (and in any event within fifteen (15) Business Days after the date hereof), prepare and file with the SEC the Proxy Statement which shall, subject to Section 5.3, include the Company Board Recommendation, and the Company and Parent shall jointly prepare and file with the SEC a Schedule 13E-3. The Company shall use reasonable best efforts to respond promptly to any comments by the SEC staff in respect of the Proxy Statement. Parent and Merger Sub shall provide to the Company such information as the Company may reasonably request for inclusion in the Proxy Statement. The Proxy Statement and Schedule 13E-3 shall comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company will use its reasonable best efforts (with the assistance of, and after consultation with, Parent as provided by this Section 5.4(a)) to have the preliminary Proxy Statement cleared by the SEC as promptly as reasonably practicable after such filing and the Company shall use its reasonable best efforts to cause the Proxy Statement and Schedule 13E-3 to be mailed to the Company’s shareholders as promptly as reasonably practicable after the date on which Company learns that the preliminary Proxy Statement will not be reviewed or that the SEC staff has no further comments thereon (and in any event within five (5) Business Days after the date thereof). Prior to filing or mailing the Proxy Statement or Schedule 13E-3 or filing any other required documents (or in each case, any amendment or supplement thereto) or responding to any comments of the SEC or its staff with respect thereto, the Company shall provide Parent with an opportunity to review and comment on such document or response and shall give good faith consideration to any comments made by Parent and its counsel. The Company will notify Parent promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or Schedule 13E-3 or for additional information and will promptly supply Parent with copies of all correspondence between the Company and the SEC or its staff with respect to the Proxy Statement, Schedule 13E-3 or the Contemplated Transactions.

(b) Each of the Company, Parent and Merger Sub agrees to promptly (i) correct any information provided by it specifically for use in the Proxy Statement or Schedule 13E-3 if and to the extent that such information will have become false or misleading in any material respect and (ii) supplement the information provided by it specifically for use in the Proxy Statement or Schedule 13E-3 to include any information that will become necessary in order to make the statements in the Proxy Statement or Schedule 13E-3, in light of the circumstances under which they were made, not misleading. Notwithstanding anything in the foregoing to the contrary, the Company makes no representation or warranty with respect to any information supplied by or on behalf of Parent, Merger Sub or any of their respective Affiliates or Representatives for inclusion (or incorporation by reference) in the Proxy Statement or Schedule 13E-3. The Company further agrees to cause the Proxy Statement or Schedule 13E-3 as so corrected or supplemented promptly to be filed with the SEC and to be disseminated to the holders of Shares and the holders of Company Stock Options and Company Equity Awards, in each case as and to the extent required by applicable Law.

(c) Subject to the other provisions of this Agreement, the Company shall (i) take all action necessary in accordance with the DGCL and the Company Organizational Documents to duly call, give notice of, convene and hold a meeting of its stockholders as promptly as reasonably practicable following the mailing of the Proxy Statement or Schedule 13E-3 (and in no event later than the thirty-seventh (37th) day following the first mailing of the Proxy Statement or Schedule 13E-3) for the purpose of obtaining the Company Requisite Vote (the “Stockholders’ Meeting”), (ii) conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act and establish a record date for the Stockholders’ Meeting, (iii) unless the Company Board shall have effected a Change of Board Recommendation in accordance with Section 5.3, (A) use all reasonable efforts to solicit from its stockholders proxies in favor of the approval of this Agreement and the Contemplated Transactions and (B) take all reasonable lawful action to solicit the Company Requisite Vote and (iv) be entitled, but not required, to postpone or adjourn the Stockholders’ Meeting to use all reasonable best efforts to solicit additional proxies and votes in favor of adoption of this Agreement if sufficient votes have not been obtained. Subject to the Company Board not having effected a Change of Board Recommendation, the Company shall (x) submit this Agreement to the stockholders of the Company as promptly as practicable for the purpose of obtaining the Company Requisite Vote at the Stockholders’ Meeting and (y) not submit any Acquisition Proposal for approval by the stockholders of the Company. Except as required by applicable Law, once the Company has established the record date for the Stockholder’ Meeting, the Company shall not change such record date or establish a different record date without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed). In the event that the date of the Stockholders’ Meeting as originally called is for any reason postponed or adjourned, the Company agrees that unless Parent shall have otherwise approved (with such approval not to be unreasonably withheld, conditioned or delayed) in writing, it shall implement such postponement or adjournment in such a way that the Company does not establish a new record date for the Stockholders’ Meeting, as so postponed or adjourned, except as required by applicable Law.

Section 5.5. Employment and Employee Benefits Matters.

(a) From the Effective Time until the earlier of the first anniversary of the Effective Time and the date on which a Continuing Employee (as defined below) ceases to be employed by Parent, the Surviving Corporation or any of their respective Subsidiaries, Parent shall, and shall cause the Surviving Corporation and each of its other Subsidiaries to, maintain for each individual employed by the Company or any of its Subsidiaries immediately prior to the Effective Time (each, a “Continuing Employee”) (i) each of an annual rate of base salary or wages, as applicable, and a target annual cash incentive compensation opportunity, that are not less than that provided to the Continuing Employee as of immediately prior to the Effective Time, and (ii) employee benefits that are substantially comparable in the aggregate to the employee benefits maintained for and provided to the Continuing Employee as of immediately prior to the Effective Time (excluding severance, defined benefit pension, nonqualified deferred compensation, retiree or post-employment health and welfare, equity or equity-based, and change in control compensation or benefits).

(b) Parent shall, and shall cause the Surviving Corporation to, cause service rendered by Continuing Employees to the Company and its Subsidiaries prior to the Effective Time to be taken into account for all purposes under employee benefit plans of Parent and the Surviving Corporation and its Subsidiaries (other than for benefit accrual purposes under any defined benefit plan), to the same extent as such service was taken into account under the corresponding Company Plans immediately prior to the Effective Time for those purposes; provided, that, the foregoing will not apply (i) to the extent that its application would result in a duplication of benefits with respect to the same period of service, or (ii) to any defined benefit pension, or retiree or post-employment health and welfare benefit plans. Without limiting the generality of the foregoing, Parent shall, and shall cause the Surviving Corporation to use commercially reasonable efforts to not, subject Continuing Employees to any eligibility requirements, waiting periods, actively-at-work requirements or pre-existing condition limitations under any employee benefit plan of Parent, the Surviving Corporation or its Subsidiaries for any condition for which they would have been entitled to coverage under the corresponding Company Plan in which they participated prior to the Effective Time. Parent shall, and shall cause the Surviving Corporation and its Subsidiaries to, use commercially reasonable efforts to give such Continuing Employees credit under such employee benefit plans for any eligible expenses incurred by such Continuing Employees and their covered dependents under a Company Plan during the portion of the plan year prior to the Effective Time for purposes of satisfying all co-payment, co-insurance, deductibles, maximum out-of-pocket requirements, and other out-of-pocket expenses applicable to such Continuing Employees and their covered dependents in respect of the plan year in which the Effective Time occurs.

(c) As soon as practicable (and in no event later than ten (10) Business Days) following the adoption of the this Agreement, the Company shall notify the participants in the Company’s Amended and Restated Change in Control Severance Plan (the “New Severance Plan”) in writing (the form and substance of which shall be subject to reasonable review and comment by Parent) that the New Severance Plan has been amended and restated, effective as of immediately prior to and subject to the Closing.

(d) No provision of this Agreement (i) shall be construed to prohibit Parent or the Surviving Corporation or any of its Subsidiaries from amending or terminating any individual Company Plan or any other employee benefit plan, (ii) requires Parent or the Surviving Corporation or any of its Subsidiaries to keep any Person employed or in service for any period of time, (iii) constitutes the establishment or adoption of, or amendment to, any Company Plan or other employee benefit plan or (iv) confers upon any Continuing Employee or any other Person any third-party beneficiary or similar rights or remedies.

Section 5.6. Directors’ and Officers’ Indemnification and Insurance.

(a) Parent and Merger Sub shall cause the Surviving Corporation’s certificate of incorporation and bylaws to contain provisions no less favorable with respect to indemnification, advancement of expenses, and exculpation from liabilities of present and former directors or officers of the Company than are currently provided in the Company Organizational Documents, which provisions may not be amended, repealed, or otherwise modified in any manner that would adversely affect the rights thereunder of any such individuals until six (6) years from the Effective Time, and in the event that any Action is pending or asserted or any claim made during such period, until the disposition of any such Action or claim, unless such amendment, modification, or repeal is required by applicable Law, in which case Parent shall, and shall cause the Surviving Corporation to, make such changes to the certificate of incorporation and the bylaws as to have the least adverse effect on the rights of the individuals referenced in this Section 5.6.

(b) Without limiting any additional rights that any Person may have under any agreement or Company Plan, from and after the Effective Time, Parent and the Surviving Corporation shall indemnify and hold harmless each present (as of the Effective Time) or former director or officer of the Company (each, together with such Person’s heirs, executors or administrators, an “Indemnified Party”), against all obligations to pay a judgment, settlement, or penalty and reasonable expenses incurred in connection with any Action, whether civil, criminal, administrative, arbitrative, or investigative, and whether formal or informal, arising out of or pertaining to any action or omission, including any action or omission in connection with the fact that the Indemnified Party is or was an officer, director, fiduciary, or agent of the Company or its Subsidiaries, or of another entity if such service was at the request of the Company, whether asserted or claimed prior to, at, or after the Effective Time, to the fullest extent permitted under applicable Law. In the event of any such Action, Parent and the Surviving Corporation shall advance to each Indemnified Party reasonable expenses incurred in the defense of the Action, including reasonable attorneys’ fees (provided that any Person to whom expenses are advanced shall have provided, to the extent required by the DGCL, an undertaking to repay such advances if it is finally determined that such Person is not entitled to indemnification).

(c) Notwithstanding anything to the contrary in this Agreement, the Company shall purchase prior to the Effective Time a tail policy under the current directors’ and officers’ liability insurance policies maintained at such time by the Company, which tail policy (i) will be effective for a period from the Effective Time through and including the date six (6) years after the Effective Time with respect to claims arising from facts or events that existed or occurred prior to or at the Effective Time and (ii) will contain coverage that is at least as protective to such directors and officers as the coverage provided by such existing policies; provided, that, the annual premium for such tail policy may not be in excess of three hundred percent (300%) of the last annual premium paid prior to the Effective Time (the “Maximum Tail Premium”), which annual premium is set forth in Section 5.6(c) of the Company Disclosure Letter, and if the cost for such “tail” insurance policy exceeds the Maximum Tail Premium, then the Company or the Parent, as applicable, will obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Tail Premium. Parent shall cause such policy to be maintained in full force and effect for their full term, and cause all obligations thereunder to be honored by the Surviving Corporation.

(d) Without limiting any of the rights or obligations under this Section 5.6, from and after the Effective Time, the Surviving Corporation shall keep in full force and effect, and shall comply with the terms and conditions of, any agreement set forth on Section 5.6(d) of the Company Disclosure Letter and in effect as of the date of this Agreement between or among the Company or any of its Subsidiaries and any Indemnified Party providing for the indemnification of such Indemnified Party and Parent hereby guarantees the obligations of the Surviving Corporation pursuant to such agreements.

(e) This Section 5.6 will survive the consummation of the Merger and is intended to benefit, and is enforceable by, any Person or entity referred to in this Section 5.6. The indemnification and advancement provided for in this Section 5.6 is not exclusive of any other rights to which the Indemnified Party is entitled whether pursuant to Law, Contract, or otherwise. If the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity resulting from such consolidation or merger or (ii) transfers all or a majority of its properties and assets to any Person, then, and in each such case, Parent shall make proper provisions such that the successors and assigns of the Surviving Corporation assume the applicable obligations set forth in this Section 5.6.

Section 5.7. Further Action; Efforts.

(a) Subject to the terms and conditions of this Agreement, prior to the Effective Time, each party hereto shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper, or advisable under applicable Laws to consummate the Merger and the other Contemplated Transactions as promptly as reasonably possible and, in any event, by or before the Outside Date. Notwithstanding anything in this Agreement to the contrary, the parties hereto agree to, or to cause their ultimate parent entity (as such term is defined in the HSR Act) to, (i) make an appropriate Filing of a Notification and Report Form pursuant to the HSR Act and all other Filings required pursuant to applicable foreign Antitrust Laws with respect to the Merger as promptly as reasonably practicable and in any event prior to the expiration of any applicable legal deadline (provided that, unless otherwise agreed by the Company and Parent in writing, the Filing of a Notification and Report Form pursuant to the HSR Act must be made within ten (10) Business Days after the date of the Agreement) and (ii) to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any other Antitrust Law. Parent shall, with the reasonable cooperation of the Company, be responsible for making any Filing or notification required under foreign Antitrust Laws within ten (10) Business Days after the date of this Agreement, unless otherwise agreed to by the Company and Parent in writing. The parties hereto also shall consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and may provide to the other parties on a counsel-only basis as necessary, any analyses, appearances, presentations, memoranda, briefs, arguments, opinions, and proposals made or submitted by or on behalf of such party hereto in connection with proceedings under or relating to any Antitrust Laws. Without limiting the foregoing, the parties hereto agree (A) to give each other reasonable advance notice of all meetings with any Governmental Body relating to any Antitrust Laws, (B) to give each other an opportunity to participate in each of such meetings, (C) to the extent practicable, to give each other reasonable advance notice of all substantive oral communications with any Governmental Body relating to any Antitrust Laws, (D) if any Governmental Body initiates a substantive oral communication regarding any Antitrust Laws, to promptly notify the other party hereto of the substance of such communication, (E) to provide each other with a reasonable advance opportunity to review and comment upon all substantive written communications (including any analyses, presentations, memoranda, briefs, arguments, opinions and proposals) with a Governmental Body regarding any Antitrust Laws and (F) to provide each other with copies of all written communications to or from any Governmental Body relating to any Antitrust Laws. Any such disclosures or provision of copies by one party hereto to the other may be made on an outside counsel basis, if appropriate.

(b) Notwithstanding anything in this Agreement to the contrary, Parent shall, and shall cause its Subsidiaries to, take any and all actions necessary to obtain any consents, clearances, or approvals required under or in connection with Antitrust Laws to enable all waiting periods under applicable Antitrust Laws to expire, and to avoid or eliminate impediments under applicable Antitrust Laws asserted by any Governmental Body, in each case, to cause the Merger to occur as promptly as possible, provided, however, that nothing in this Section 5.7 or elsewhere in this Agreement shall be deemed to require Parent, its Subsidiaries or Affiliates to (i) offer, negotiate, commit to, or effect, by consent decree, hold separate order, or otherwise, the sale, divestiture, license, or other disposition of any and all of the capital stock, assets, equity holdings, rights, products, or businesses of Parent and its Subsidiaries (including the Surviving Corporation and its Subsidiaries), and any other restrictions on the activities of Parent and its Subsidiaries (including the Surviving Corporation and its Subsidiaries) or (ii) contest, defend, or appeal any threatened or pending preliminary or permanent injunction or other order, decree, or ruling or statute, rule, regulation, or executive order that would adversely affect the ability of any party hereto to consummate the Merger and taking other actions to prevent the entry, enactment, or promulgation thereof, if any such action described in subparts (i) or (ii) of this Section 5.7(b) would, individually or in the aggregate, reasonably be expected to have (A) a material adverse effect on the business, assets or financial condition of Parent and its Subsidiaries or Affiliates, taken as a whole, after giving effect to the Contemplated Transactions or (B) a material adverse effect on the business, assets or financial condition of the Company; it being understood that a request for information or documentary material pursuant to the HSR Act shall not in itself constitute a material adverse effect under this Section 5.7(b). Parent and the Company shall each pay one-half of the filing fees for the Notification and Report Forms filed under the HSR Act and all other filings required pursuant to the applicable foreign Antitrust Laws.

(c) Without limiting the obligations in clauses (a) and (b) of this Section 5.7, in the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Body challenging the Merger, each of Parent, Merger Sub, and the Company shall cooperate in all respects with each other and shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any decree, judgment, injunction, decision, or other order, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the Merger.

(d) Prior to the Effective Time, each party hereto shall use reasonable best efforts (subject to, and in accordance with, applicable Law) to take promptly, or cause to be taken, all actions necessary, and to do promptly, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable Laws to consummate and make effective the Merger and the Contemplated Transactions, including (i) obtaining any Approvals of third parties with respect to any Contracts to which it is a party as may be necessary for the consummation of the Contemplated Transactions or required by the terms of any Contract as a result of the execution, performance, or consummation of the Contemplated Transactions, (ii) defending any Action challenging this Agreement or the consummation of the Contemplated Transactions and (iii) executing and delivering any additional instruments necessary to consummate the Contemplated Transactions; provided, that, in no event will the Company or its Subsidiaries be required to pay, prior to the Effective Time, any fee, penalty, or other consideration or make any other accommodation to any third party to obtain any Approvals required with respect to any such Contract (for the avoidance of doubt, excluding filing fees required to be paid to a Governmental Body). Each party hereto shall promptly deliver to the other party a copy of each such filing made, each such notice given and each such consent obtained by such party prior to the Effective Time.

Section 5.8. Public Announcements. The Company shall not, and shall cause each of (a) its Subsidiaries and (b) its and its Subsidiaries’ respective Representatives to not, and Parent shall not, and shall cause each of (i) its Subsidiaries and (ii) its and its Subsidiaries’ respective Representatives to not, issue any press release or announcement concerning the Contemplated Transactions without the prior consent of the other (which consent may not be unreasonably withheld, conditioned, or delayed), except any release or announcement required by applicable Law (including in connection with the making of any filings or notifications required under the HSR Act or any foreign Antitrust Laws in connection with the Contemplated Transactions) or any rule or regulation of Nasdaq or any other stock exchange to which the relevant party hereto is subject, in which case the party required to make the release or announcement shall use reasonable best efforts to allow each other party reasonable time to comment on such release or announcement in advance of such issuance; it being understood that the final form and content of any such release or announcement, to the extent so required, shall be at the final discretion of the disclosing party. The restrictions of this Section 5.8 do not apply to communications by the Company in connection with, or following, an Acquisition Proposal or a Change of Board Recommendation; provided, however, in each case, to the extent not prohibited by applicable Law or any applicable confidentiality agreement, prior to the earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated, the Company shall give Parent reasonable advance notice of (including the contents of) its intended press release or other announcement. Before any document or other written communication prepared by or on behalf of the Company or any of its Subsidiaries to be posted or made accessible on the website of the Company (whether in written, video or oral form via webcast, hyperlink or otherwise) that is related to any of the Contemplated Transactions and, if reviewed by a stockholder of the Company, could reasonably be deemed to constitute a “solicitation” of “proxies” (in each case, as defined in Rule 14a-1 of the Exchange Act) with respect to the Merger (a “Merger Communication”) is disseminated to any investor, analyst, member of the media, employee, client, customer or other third party or otherwise made accessible on the website of the Company or such participant (whether in written, video or oral form via webcast, hyperlink or otherwise), the Company shall share a draft of such Merger Communication with Parent and give reasonable and good faith consideration to any comments made by Parent and its counsel on any such Merger Communication.

Section 5.9. Conduct of Parent and Merger Sub.

(a) Parent shall not, and shall cause each of its Subsidiaries to not, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated, take any action or fail to take any action that is intended to, or would reasonably be expected to, individually or in the aggregate, result in any of the conditions to the Merger not being satisfied or prevent, materially delay, or materially impede the ability of Parent and Merger Sub to consummate the Merger or the other Contemplated Transactions.

(b) Parent shall, immediately following execution of this Agreement, adopt this Agreement in its capacity as sole stockholder of Merger Sub in accordance with applicable Law and the certificate of incorporation and bylaws of Merger Sub.

Section 5.10. No Control of the Company’s Business. Nothing contained in this Agreement gives Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s or any of its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

Section 5.11. Merger Sub. Prior to the Effective Time, Merger Sub shall not engage in any other business activities and shall not incur any liabilities or obligations other than as contemplated herein. Parent shall take all actions necessary to cause Merger Sub to perform its obligations in accordance with this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

Section 5.12. Ownership of Company Securities. Prior to the Effective Time, Parent shall not, and shall cause each of its Subsidiaries and Affiliates under common control to not, acquire (directly or indirectly, beneficially or of record) any Shares, or any securities, contracts or obligations convertible into or exercisable or exchangeable for Shares. None of Parent, Merger Sub, or their respective Affiliates shall hold any rights to acquire any Shares except pursuant to this Agreement. Notwithstanding anything to the contrary contained herein, the prohibitions set forth in this Section 5.12 shall not apply to any investment in any securities of the Company by or on behalf of any pension or employee benefit plan or trust, including (a) any direct or indirect interests in portfolio securities held by an investment company registered under the Investment Company Act of 1940, as amended, or (b) interests in securities comprising part of a mutual fund or broad based, publicly traded market basket, or index of stocks approved for such a plan or trust in which such plan or trust invests and, in all cases, over which Parent, Merger Sub, or their respective Subsidiaries exercise no investment discretion and provided such beneficial ownership does not result in an obligation by Parent, Merger Sub, or their respective Subsidiaries to file or amend a Schedule 13D pursuant to the Exchange Act.

Section 5.13. Notice of Certain Events. Each party hereto will deliver, as promptly as practicable, notice to the other parties hereto (a) of any breach of any covenant or agreement made by such party in this Agreement or that covenant or agreement made by such party would be in breach as of the Closing Date or (b) in the event that any representation or warranty of such party is inaccurate, becomes inaccurate after the date of this Agreement or would be inaccurate as of the Closing Date, in the case of each of (a) and (b) if such breach or inaccuracy is reasonably expected to result in the failure of a condition set forth in Article VI; provided that the delivery of any notice pursuant to this Section 5.13 shall not cure any breach or inaccuracy of any covenant, agreement, representation or warranty made by or of the notifying party or limit the remedies available to the parties receiving such notification.

Section 5.14. Stockholder Litigation. The Company shall give Parent notice as promptly as practicable of, and the opportunity to participate in (subject to a customary joint defense agreement), and the right to review and comment on all material filings or responses to be made by the Company in connection with (shall give good faith consideration to any comments made by Parent and its counsel) the defense or settlement of, any stockholder litigation against the Company or its directors or executive officers relating to or in connection with this Agreement, the Merger or the Contemplated Transactions, whether commenced prior to or after the execution and delivery of this Agreement. The Company shall not settle any stockholder litigation against the Company and/or its directors relating to this Agreement, the Merger or the other Contemplated Transactions without Parent’s prior consent (such consent not to be unreasonably withheld, conditioned or delayed). The Company shall keep Parent reasonably and promptly informed with respect to the status of such litigation.

Section 5.15. State Takeover Laws. If any “fair price”, “business combination” or “control share acquisition” statute or other similar statute or regulation is or may become applicable to any of the Contemplated Transactions, the parties hereto will take all such actions as are reasonably necessary to minimize the effects of any such statute or regulation on such transactions.

Section 5.16. Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and the Company shall use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable on its part under Laws and the rules and policies of Nasdaq to cause the delisting of the Company and of the Shares from Nasdaq as promptly as practicable after the Effective Time and the deregistration of the Shares under the Exchange Act as promptly as practicable after such delisting. The Company shall not cause the Shares to be delisted from Nasdaq prior to the Effective Time.

Section 5.17. Resignations. Prior to the Effective Time, upon Parent’s request, the Company shall use reasonable best efforts to cause any director of the Company, and any director of a Subsidiary of the Company, in each case as and to the extent requested by Parent, to execute and deliver a letter effectuating his or her resignation as a director of such entity effective as of the Effective Time.

Section 5.18. CVR Agreement. Parent shall, at or prior to the Effective Time, duly authorize, execute and deliver, and shall ensure that the Rights Agent executes and delivers, the CVR Agreement, subject to any revisions to the CVR Agreement that are requested by the Rights Agent; provided that the Company has provided it prior written consent to any such revisions (such consent not to be unreasonably withheld, delayed or conditioned). Parent and the Company shall cooperate, including by making changes to the form of CVR Agreement, as necessary, to ensure that the CVRs are not subject to registration under the Securities Act, the Exchange Act or any applicable state securities or “blue sky” laws.

Section 5.19. [Reserved]

Section 5.20. Financing.

(a) Parent shall use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary or advisable to obtain, no later than the Closing Date, the proceeds of the Financing on the terms and conditions described in the Commitment Letters, including (i) maintaining in effect the Commitment Letters in accordance with and subject to the terms and conditions set forth therein (it being understood that the Commitment Letters may be replaced or amended as provided below), (ii) negotiating definitive agreements with respect to the Debt Financing (the “Definitive Agreements”) that reflect the terms and conditions in the Debt Commitment Letter or such other terms that may be acceptable to Parent or the Lenders, provided that, such other terms shall not be permitted to the extent they constitute Restricted Terms (as defined below) and seeking to obtain such other terms shall not be permitted if it could reasonably be expected to materially prevent, impair or delay the Closing, (iii) satisfying on a timely basis (or obtaining a waiver of) all conditions in the Debt Commitment Letter (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) and the Definitive Agreements applicable to Parent or its Affiliates that are within their control and (iv) complying with the covenants applicable to it in the Commitment Letters and in the Definitive Agreements for the Financing that are within its control to the extent the failure to comply with such covenants could adversely impact the amount, certainty or timing of the Financing or the availability of the Financing at the Closing. In the event that all conditions contained in the Commitment Letters have been satisfied (other than, with respect to the Debt Financing, the availability of the Cash Equity), Parent shall use commercially reasonable efforts to cause the Lenders and the Equity Investor to fund the Financing at Closing. Other than amendments, modifications or supplements to add lenders, lead arrangers, bookrunners, syndication agents or similar entities as parties to the Debt Commitment Letter, Parent shall not, without the prior written consent of the Company (which shall not be unreasonably withheld, conditioned or delayed) permit any amendment or modification to, or any waiver of any material provision or remedy under, the Commitment Letters or Definitive Agreements if such amendment, modification, waiver or remedy (A) adds new (or expands or adversely modifies any existing) conditions to the consummation of the Financing, (B) reduces the amount of the Financing to an amount that would be less than the amount that would be required to pay the Financing Amount (unless, in the case of a reduction to the Debt Financing, the Cash Equity is increased by the amount of any such reduction (such additional amount of Cash Equity, the “Additional Cash Equity”)), (C) adversely affects the ability of Parent to enforce its rights against other parties to the Commitment Letters or the Definitive Agreements in any material respect, (D) adversely affect the ability of Parent or its Affiliates to enforce or cause the enforcement of its rights under the Financing in any material respect, (E) allow for the early termination of the Debt Commitment Letter, or (F) could reasonably be expected to prevent, impede or delay the consummation of the Merger and the other Contemplated Transactions (clauses (A) through (F), collectively, the “Restricted Terms”). In the event that any portion of the Debt Financing becomes unavailable (or Parent reasonably expects may become unavailable) on the terms and conditions in the Debt Commitment Letter or on such other terms not materially less favorable to Parent (unless the Cash Equity is increased by a corresponding amount), regardless of the reason therefor (other than the right of Parent to terminate this Agreement pursuant to Section 7.4 hereof), Parent will use commercially reasonable efforts to (x) obtain alternative debt financing (in an amount, when taken together with the Cash Equity, at least equal to the Financing Amount) from the same or other sources on terms and conditions that are not materially less favorable in the aggregate to Parent (in Parent’s reasonable discretion) than those contained in the Debt Commitment Letter (the “Alternative Debt Financing”), provided that such Alternative Debt Financing shall not include any Restricted Terms and (y) promptly notify the Company of such unavailability and the reason therefor. For the purposes of this Agreement (other than as expressly provided otherwise), the term “Debt Financing” shall be deemed to include any Alternative Debt Financing arranged in compliance herewith, and the terms “Debt Commitment Letter” and “Definitive Agreement” shall be deemed to include any commitment letter (or similar agreement) or definitive agreement with respect to any such Alternative Debt Financing; provided, that, notwithstanding anything to the contrary herein, in no event shall any Alternative Debt Financing or amendment with respect to the Debt Commitment Letter be deemed to materially and adversely expand the obligations set forth in this Section 5.20 of the Company and its Subsidiaries.

(b) Parent shall promptly notify the Company in writing (i) of any breach or default by any party to any Commitment Letter, (ii) of the receipt by any of Parent or Merger Sub or any of their Affiliates of any written notice from any Debt Financing Source with respect to any actual or threatened breach, dispute, termination or repudiation by any party to any Commitment Letter (but excluding in each case, for the avoidance of doubt, any ordinary course negotiations with respect to the terms of the Financing or any Definitive Agreement with respect thereto), (iii) if for any reason Parent or Merger Sub believes in good faith that it will not be able to obtain all or any portion of the Financing necessary to fund the Financing Amount (taking into account the Cash Equity) on the terms (or on such other terms not materially less favorable to Parent), in the manner or from the sources contemplated by the Commitment Letters at or prior to the time that the Closing is required to occur pursuant to the terms hereof and (iv) of the termination or expiration of the Debt Commitment Letter. Upon the request of the Company, Parent shall keep the Company reasonably informed (and provide information reasonably requested by the Company) including, without limitation, relating to any circumstance referred to in clause (i) through (iv) of the immediately preceding sentence; provided that Parent shall not be obligated to provide any information that would jeopardize any attorney-client privilege on a reasonably current basis of the status of its efforts to consummate the Financing. Notwithstanding the foregoing, compliance by Parent with this Section 5.20(b) shall not relieve Parent of its obligation to consummate the Contemplated Transactions.

(c) Notwithstanding anything to the contrary, nothing in this Section 5.20 shall require (i) funding of any equity financing other than the Cash Equity portion of the Financing (including any Additional Cash Equity), (ii) the incurrence of any debt financing other than the Debt Financing or any Alternative Debt Financing, or

(iii) the payment of fees in connection with the Debt Financing or the Cash Equity portion of the Financing in excess of the amounts contemplated by the Debt Commitment Letter and Equity Commitment Letter.

(d) Prior to the Closing, (i) with respect to the Company Credit Agreements the Company shall, and shall cause its Subsidiaries to obtain from the Company’s existing banking lenders under the Company Credit Agreements (or the relevant agent therefor) customary payoff letters, lien releases and instruments of termination or discharge, if applicable, in form and substance reasonably satisfactory to the Parent, at least one (1) Business Day prior to the Closing Date (and shall use commercially reasonable efforts to obtain drafts of such customary payoff letters by the date that is at least five (5) Business Days prior to the Closing Date), and (ii) with respect to the Company Convertible Notes, the Company shall comply with Section 5.21. Prior to the Closing, the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to provide, and shall cause its Representatives to use their reasonable best efforts to provide, all cooperation reasonably requested by Parent in connection with the arrangement of the Debt Financing (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company or any of its Subsidiaries; it being understood and agreed that the actions set forth in clauses (i) through (vii) of this Section 5.20(d) do not so unreasonably interfere), including, but not limited to, using reasonable best efforts to, upon Parent’s request:

(i) participate in a reasonable number of virtual meetings, conference calls, presentations and due diligence sessions with arrangers, potential lenders and/or rating agencies, at reasonable times and locations mutually agreed, and upon reasonable notice;

(ii) assist Parent with the preparation of customary rating agency presentations and investor and lender presentations required in connection with the Debt Financing;

(iii) assist Parent in connection with the preparation of (but not executing prior to the Closing) any loan agreement, guarantees, pledge and security documents and other definitive financing documents as may be reasonably requested by Parent or the Lenders and otherwise reasonably cooperating with Parent and the Lenders in facilitating the pledging of collateral and the granting of security interests relating to the collateral if required by the Debt Commitment Letter, it being understood that such documents will not take effect until the Closing;

(iv) provide or obtain customary closing and perfection certificates and insurance, in each case, as reasonably requested by Parent provided that they are contingent on the completion of the Debt Financing;

(v) take all corporate and other customary actions, subject to the occurrence of the Closing, reasonably requested by Parent to permit the consummation of the Debt Financing;

(vi) furnish Parent with the Required Information; and

(vii) at least three (3) Business Days prior to the Closing Date, provide all documentation and other information about the Company and each of its Subsidiaries as is reasonably requested in writing by Parent at least ten (10) Business Days prior to the Closing Date that relates to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and customary beneficial ownership certifications.

The foregoing notwithstanding, nothing in this Section 5.20 or otherwise shall require (i) any persons who are directors of the Company or any of its Subsidiaries prior to the Closing Date to pass resolutions or consents to approve or authorize any aspect of the Debt Financing to the extent they are not continuing in the same role following the Closing Date; (ii) the Company and its Subsidiaries to pass resolutions or consents to approve or authorize any aspect of the Debt Financing prior to the Closing that is not contingent on the occurrence of the Closing; (iii) the Company or any of its Subsidiaries or any of their respective Representatives to enter into any agreement (other than customary authorization letters and KYC/beneficial ownership certification documentation) or undertake any obligation which becomes effective prior to the Closing and that is not contingent on the occurrence of the Closing; (iv) the Company or any of its Subsidiaries to pay any commitment or other similar fee or incur any other cost or expense, in each case prior to the Closing that is not contingent on the occurrence of the Closing; (v) the Company, any Subsidiary or any Representative thereof to deliver any opinion or solvency certificate; (vi) the Company or any of its Subsidiaries to take any action that could reasonably be expected to (A) conflict with, or result in any violation or breach of, or default under, the organizational documents thereof, any applicable Law, or any material contract to which it is a party; (B) result in the waiver of any legal privilege or (C) cause any condition to the Closing set forth in Article VI to not be satisfied; (vii) any Representative of the Company to deliver any certificate or take any other action in any personal capacity; (viii) the preparation of quarterly or annual financial statements for the Company with a different fiscal quarter end or fiscal year end than the Company’s current fiscal quarter end and fiscal year end dates; or (ix) the Company or any of its Subsidiaries to provide or cause to be provided any Excluded Information or any other financial information other than the Required Information.

(e) Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable and reasonably documented out-of-pocket costs and expenses (including reasonable and reasonably documented out-of-pocket attorneys’ fees) incurred by the Company or any of its Subsidiaries or their respective Representatives in connection with the cooperation contemplated by this Section 5.20(e) (other than the preparation of its normal quarterly and annual financial statements). Parent shall indemnify and hold harmless the Company and its Subsidiaries and their respective Representatives from and against any and all losses, damages, claims, costs, charges or expenses (including reasonable attorneys’ fees), suffered or incurred by them in connection with (i) the Debt Financing (including the arrangement or obtaining thereof), (ii) any action taken by them pursuant to this Section 5.20(e), or (iii) any information utilized in connection with the Debt Financing except with respect to any historical financing statements or other information provided by or on behalf of the Company or any of its Subsidiaries in writing specifically for use in connection with any Debt Financing, except to the extent resulting from the gross negligence, fraud or willful misconduct of the Company or any of its Subsidiaries or Representatives, arising from incorrect or misleading information provided by Company or any of its Subsidiaries or Representatives, or to the extent that the indemnity relates to matters with respect to which the Parent is entitled to indemnity hereunder.

(f) Notwithstanding anything to the contrary, the Company shall be deemed to have complied with Section 5.20(d) for all purposes of this Agreement (including Article III) unless the Debt Financing has not been obtained primarily as a result of the Company’s breach of its obligations under Section 5.20(d). For the avoidance of doubt, the parties acknowledge and agree that (i) the provisions contained in Section 5.20(d) represent the sole obligation of the Company and its Subsidiaries and their respective Representatives with respect to cooperation in connection with the arrangement of the Debt Financing, and no other provision of this Agreement (including the exhibits and schedules hereto) shall be deemed to expand or modify such obligations and (ii) any action taken or omitted to be taken by the Company or its Subsidiaries with respect to the matters contemplated by this Section 5.20 will not be taken into account for purposes of determining whether any condition to the transactions contemplated hereby has been satisfied.

(g) All non-public or otherwise confidential information regarding the Company or any of its Subsidiaries obtained by Parent or its Representatives pursuant to this Section 5.20 shall be kept confidential in accordance with the Confidential Disclosure Agreements; it being understood that Parent and its Representatives may disclose such information to its Debt Financing Sources. The Company hereby consents to the reasonable and customary use of its and its Subsidiaries’ logos in connection with the Debt Financing; provided, that such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of the Subsidiaries or the reputation or goodwill of the Company or any of the Subsidiaries.

Section 5.21. Treatment of Company Convertible Notes.

(a) The Company, the Surviving Corporation and Parent, will take all necessary action to execute and deliver supplemental indentures to the Trustee (as defined in the Convertible Notes Indenture) at or prior to the

Effective Time with respect to the Company Convertible Notes, to provide, among other things, that at and after the Effective Time, the right to convert the Company Convertible Notes shall be changed into a right to convert each $1,000 principal amount of Company Convertible Notes into Reference Property (as defined in the Convertible Notes Indenture) that consists of the Merger Consideration that a holder of a number of Shares equal to the Conversion Rate (as defined in the Convertible Notes Indenture) immediately prior to the Effective Time would have been entitled to receive upon consummation of the Merger. As promptly as practicable following the date hereof and otherwise as reasonably requested by Parent, the Company will provide Parent with the position listing of the Company Convertible Notes, including the number of record holders. In addition, (1) the Company will provide the Fundamental Change Company Notice (as defined in the Convertible Notes Indenture), and such other matters as may be required or advisable under the Convertible Notes Indenture, to each holder of Company Convertible Notes, the Trustee and the Paying Agent (as defined in the Convertible Notes Indenture) on or before the 20th calendar day after the occurrence of the Effective Time and simultaneously with providing such Fundamental Change Company Notice, publish a notice containing the information contained in such Fundamental Change Company Notice, in accordance with Section 15.02(c) of the Convertible Notes Indenture and (2) prior to and after the Effective Time, the Company and Surviving Corporation will take all such other actions as may be required in accordance with, and subject to, the terms of the Convertible Notes Indenture including delivery of any supplemental indentures, legal opinions, officers’ certificates or other documents or instruments required to comply with the Convertible Notes Indenture. Prior to taking any of the foregoing actions prior to the Effective Time, the Company shall consult with and reasonably cooperate with Parent with respect to the action and the intended manner and form thereof. Parent shall be given a reasonable opportunity to review any notice, announcement, certificate or legal opinion before such document is provided to the trustee under the Convertible Notes Indenture prior to the Effective Time, and the Company shall give reasonable and good faith consideration to any comments made by Parent. The Company will not make any settlement election under or make any change to the terms of the Convertible Notes Indenture or take any action that would result in a change to the Conversion Rate (as defined in the Convertible Notes Indenture) without the prior written consent of Parent.

ARTICLE VI

CONDITIONS OF MERGER

Section 6.1. Conditions to Obligation of Each Party to Effect the Merger. The respective obligations of each party hereto to effect the Merger are subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by all parties hereto) at or prior to the Effective Time of each of the following conditions:

(a) No order, injunction or decree issued by any Governmental Body of competent jurisdiction preventing the consummation of the Merger will be in effect, and no statute, rule, regulation, order, injunction, or decree will have been enacted, entered, promulgated, or enforced (and continue to be in effect) by any Governmental Body that prohibits, enjoins, restricts, prevents or makes illegal the consummation of the Contemplated Transactions.

(b) The Company Requisite Vote shall have been obtained.

(c) Any waiting period (and any extensions thereof) and any approvals or clearances applicable to the consummation of the Contemplated Transactions in accordance with the HSR Act shall have expired, or been terminated or obtained, as applicable.

Section 6.2. Conditions to Obligation of Parent and Merger Sub to Effect the Merger. The respective obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

(a) The representations and warranties of the Company set forth in (i) Section 3.1 and Section 3.2 are true and correct in all respects as of the date of this Agreement and as of the Effective Time as if made as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), (ii) Section 3.3(a), Section 3.3(c) and the first sentence of Section 3.22 are true and correct in all but de minimis respects as of the date of this Agreement and as of the Effective Time as if made as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), (iii) Section 3.9, Section 3.22 (other than the first sentence of Section 3.22) and Section 3.23 are true and correct in all material respects as of the date of this Agreement and as of the Effective Time as if made as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), and (iv) any other representations and warranties of the Company set forth in Article III are true and correct either when made or at and as of the Effective Time, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to any qualifications or exceptions contained as to materiality or Company Material Adverse Effect contained in such representations and warranties) would not have a Company Material Adverse Effect;

(b) The Company shall have performed or complied in all material respects with all covenants and obligations that the Company is required to comply with or to perform under this Agreement at or prior to the Closing Date;

(c) Since the date of this Agreement, there shall not have been a Company Material Adverse Effect that is continuing as of the Closing Date; and

(d) The Company shall have delivered to Parent a certificate signed by an authorized officer of the Company, dated the Closing Date, certifying as to the satisfaction by the Company of the conditions described in clauses (a), (b) and (c) of this Section 6.2.

Section 6.3. Conditions to Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger are subject to the satisfaction or waiver in writing (where permissible) at or prior to the Effective Time of each of the following conditions:

(a) The representations and warranties of Parent and Merger Sub contained in this Agreement shall have been true, correct and complete in all respects as of the date of this Agreement and shall be true, correct and complete in all respects as of the Effective Time as if made as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to any qualifications or exceptions contained as to materiality or Parent Material Adverse Effect) would not have a Parent Material Adverse Effect;

(b) Parent and Merger Sub shall have performed or complied in all material respects with all covenants and obligations that Parent and Merger Sub are required to comply with or to perform under the Agreement at or prior to the Closing Date;

(c) Parent shall have delivered to the Company a certificate signed by an authorized officer or Parent, dated the Closing Date, certifying as to the satisfaction by Parent and Merger Sub of the conditions described in clauses (a) and (b) of this Section 6.3; and

(d) The CVR Agreement shall be in full force and effect.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

Section 7.1. Termination by Mutual Agreement. This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, by mutual written consent of Parent and the Company.

Section 7.2. Termination by Either Parent or the Company. This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, by Parent or the Company if:

(a) Any court of competent jurisdiction or other Governmental Body has issued an order, decree, or ruling, or taken any other final action permanently restraining, enjoining, or otherwise prohibiting the Merger, and such order, decree, ruling, or other action has become final and non-appealable; provided, however, that the terms of this Section 7.2(a) are not available to any party hereto unless such party has complied with its obligations under this Agreement in all material respects, including Section 5.7;

(b) The Effective Time has not occurred on or prior to December 6th, 2023 (the “Outside Date”); provided, however, that the terms of this Section 7.2(b) are not available to any party hereto unless such party has complied in all material respects with its obligations under this Agreement, including Section 5.7; or

(c) The Company Requisite Vote shall not have been obtained at the Stockholders’ Meeting or any adjournment or postponement thereof.

Section 7.3. Termination by the Company. This Agreement may be terminated and the Merger may be abandoned, at any time prior to the Effective Time, by the Company, if:

(a) There has been a breach in any material respect of any covenant or agreement made by Parent or Merger Sub in this Agreement, or any representation or warranty of Parent or Merger Sub is inaccurate or becomes inaccurate after the date of this Agreement, and such breach or inaccuracy would cause a failure of the conditions in Section 6.1 (and such breach or inaccuracy is not capable of being cured before the earlier of (i) the Outside Date and (ii) thirty (30) days following receipt by Parent or Merger Sub of written notice of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period, it has not been cured within such period); provided that the Company will not have the right to terminate this Agreement pursuant to this Section 7.3(a) if it is then in material breach of this Agreement; or

(b) The Company Board or any committee thereof effects a Change of Board Recommendation in respect of a Superior Proposal in accordance with Section 5.3(e); provided, that, prior to any such termination, (i) the Company Board authorizes the Company to enter into an Alternative Acquisition Agreement in respect of such Superior Proposal to the extent permitted by, and subject to the terms and conditions of, Section 5.3, (ii) the Company has complied in all material respects with the provisions of Section 5.3 and (iii) the Company pays to Parent (or one or more of its designees) the termination fee due pursuant to Section 7.5(b); or

(c) (i) The Closing shall not have occurred on or before the date required by Section 1.2, (ii) all of the conditions to Closing set forth in Section 6.1 and Section 6.2 have been satisfied (other than conditions that by their terms are to be satisfied by the delivery of documents or the taking of actions at the Closing, as applicable, each of which would be, at the time of the termination of this Agreement, satisfied if the Closing were to occur at such time), (ii) the Company has certified to Parent and Merger Sub by irrevocable written notice that the Company is ready, willing and able to consummate the Closing on such date of notice and at all times during the three (3) Business Day period immediately thereafter and (iii) Parent and Merger Sub fail to consummate the Closing prior to 5:00 p.m. on the third (3rd) Business Day following the date of receipt of such written notification by Parent and Merger Sub.

Section 7.4. Termination by Parent. This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, by Parent, if:

(a) There has been a breach in any material respect of any covenant or agreement made by the Company in this Agreement, or any representation or warranty of the Company is inaccurate or becomes inaccurate after the date of this Agreement, and such breach or inaccuracy would cause a failure of the conditions in Section 6.1 or Section 6.2 (and such breach or inaccuracy is not capable of being cured before the earlier of (i) the Outside Date and (ii) within thirty (30) days following receipt by the Company of written notice of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period, it has not been cured within such period); provided that the Parent will not have the right to terminate this Agreement pursuant to this Section 7.4(a) if it is then in material breach of this Agreement; or

(b) (i) The Company Board or any committee thereof effects a Change of Board Recommendation, (ii) the Company shall have entered into an Alternative Acquisition Agreement, or (iii) the Company shall have committed a material Intentional Breach of Section 5.3.

Section 7.5. Effect of Termination.

(a) In the event of termination of this Agreement pursuant to this Article VII, this Agreement (other than Section 5.2(b), Section 7.5, Section 7.6 and Article VIII, each of which will survive any termination hereof) will become void and of no effect with no liability on the part of any party hereto (or of any of its Representatives); provided, however, that except in a circumstance where the termination fee is paid pursuant to Section 7.5(b) or (f) below, no such termination will relieve any Person of any liability for damages resulting from fraud or material breach of this Agreement occurring prior to such termination that is a consequence of an act or omission intentionally undertaken by the breaching party with the knowledge that such act or omission would result in a material breach of this Agreement (an “Intentional Breach”); provided, that notwithstanding anything in this Agreement to the contrary (including, for clarity, anything set forth in this Section 7.5), in no event shall the Parent Parties have any monetary liability or obligation under this Agreement in the event this Agreement is validly terminated pursuant to this Article VII for an aggregate amount greater than the amount of the Parent Termination Fee and any amounts owing under Section 5.20(e).

(b) In the event that:

(i) this Agreement is terminated by the Company pursuant to Section 7.3(b);

(ii) this Agreement is terminated by Parent pursuant to Section 7.4(b); or

(iii) (A) this Agreement is terminated by either Parent or the Company pursuant to Section 7.2(b) or Section 7.2(c) or by Parent pursuant to Section 7.4(a) as a result of a breach or inaccuracy described in such Section that first occurred following the making of a Acquisition Proposal of the type referenced in the following clause (B), (B) any Person has publicly disclosed an Acquisition Proposal after the date of this Agreement and prior to such termination, which Acquisition Proposal has not been publicly withdrawn prior to the date of such termination and (C) within twelve (12) months after such termination, the Company enters into an Alternative Acquisition Agreement with respect to any Acquisition Proposal and such Acquisition Proposal is subsequently consummated (regardless of whether such consummation occurs within the twelve (12)-month period);

Then, in any such case, the Company shall pay Parent a termination fee of $4,900,000 (the “Company Termination Fee”), by wire transfer of immediately available funds to the account or accounts designated by Parent. Any payment required to be made (1) pursuant to clause (i) of this Section 7.5(b) will be paid concurrently with such termination, (2) pursuant to clause (ii) of this Section 7.5(b) will be paid no later than seven (7) Business Days after such termination and (3) pursuant to clause (iii) of this Section 7.5(b) will be payable to Parent upon consummation of the transaction referenced therein. The Company will not be required to pay the Company Termination Fee pursuant to this Section 7.5(b) more than once.

(c) In the event that this Agreement is terminated by either Parent or the Company pursuant to Section 7.2(c) then the Company shall pay to Parent (or one or more of its designees) by wire transfer of immediately available funds an amount equal to that required to reimburse Parent and its Affiliates of all fees and expenses incurred in connection with this Agreement and the Contemplated Transactions (including all fees and expenses of Debt Financing Sources, counsel, accountants, investment banks, advisors and consultants to Parent) at or prior to the time of such termination (the “Reimbursement Payment”). If, following the payment of any

Reimbursement Payment, the Company Termination Fee becomes payable to Parent, the amount of the Reimbursement Payment actually paid prior to such time shall offset the amount of the Company Termination Fee Payable by the Company to Parent. The maximum amount payable for the Reimbursement Payment shall be $1,750,000.

(d) Without limiting Parent and Merger Sub’s injunctive, specific performance, and equitable relief rights, as and only to the extent expressly permitted by Section 8.12, if paid, Parent’s receipt of each of the Company Termination Fee and Reimbursement Payment is the sole and exclusive remedy of Parent and Merger Sub in respect of this Agreement.

(e) The Company acknowledges that the agreements contained in Section 7.5(b) and Section 7.5(c) are an integral part of the Contemplated Transactions, and that, without these agreements, Parent and Merger Sub would not have entered into this Agreement. Accordingly, if the Company fails to promptly pay the amount due pursuant to Section 7.5(b) or Section 7.5(c) and, in order to obtain such payment, Parent or Merger Sub commences a suit that results in a judgment against the Company for the amount set forth in Section 7.5(b) or Section 7.5(c), the Company shall pay to Parent or Merger Sub interest on such amount at the prime rate as published in the Wall Street Journal in effect on the date such payment was required to be made through the date of payment.

(f) Parent Termination Fee.

(i) In the event this Agreement is terminated by the Company pursuant to Section 7.3(a) or Section 7.3(c), Parent shall pay to the Company an amount equal to $6,750,000 (the “Parent Termination Fee”) by wire transfer of immediately available funds within seven (7) Business Days following such termination. Parent and the Company acknowledge that (A) the Parent Termination Fee is not a penalty but is liquidated damages in a reasonable amount that will compensate the Company in circumstances in which the Parent Termination Fee is payable, which amount would otherwise be impossible to calculate with precision and (B) in no event shall Parent be required to pay the Parent Termination Fee on more than one occasion.

(ii) Notwithstanding anything to the contrary in this Agreement, other than the Company’s injunctive, specific performance, and equitable relief rights, as and only to the extent expressly permitted by Section 8.12, (i) the Company’s right to terminate this Agreement pursuant to Section 7.3(a) or Section 7.3(c) and to receive payment of the Parent Termination Fee in the circumstances in which it is payable by Parent pursuant to Section 7.5(f)(i) shall be the sole and exclusive remedy (whether at law, in equity, in contract, in tort, or otherwise) of the Company and any of its Affiliates against Parent and any of its Affiliates or any of its or their respective former, current, or future shareholders, partners, members, or Representatives, any Debt Financing Sources and the Equity Investor (each, a “Parent Party”) for any and all losses, liabilities and damages that may be suffered based upon, resulting from, arising out of, or relating to this Agreement and the Financing, including the breach of any representation, warranty, covenant, or agreement in this Agreement, the termination of this Agreement, or the failure to consummate the Contemplated Transactions and (ii) upon payment of the Parent Termination Fee to the Company, none of Parent or any of its Affiliates, or any of its or their respective former, current, or future shareholders, partners, members, or Representatives, any of the Debt Financing Sources or the Equity Investor shall have any further liability or obligation relating to or arising out of this Agreement or the Financing, including the breach of any representation, warranty, covenant, or agreement in this Agreement (whether an Intentional Breach or otherwise), the termination of this Agreement, or failure to consummate the Contemplated Transactions.

(iii) Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge and agree that if the Closing does not occur, the maximum aggregate liability of Parent and the Parent Parties for monetary damages relating to or arising out of this Agreement, the Debt Financing, or the Cash Equity, including the breach of any representation, warranty, covenant, or agreement in this Agreement (whether an Intentional Breach or otherwise), the termination of this Agreement, or failure to consummate the transactions contemplated by this Agreement, shall be limited to an amount equal to the Parent Termination Fee and any amounts owing under Section 5.20(e), and in no event shall the Company or any of its Affiliates seek to recover any money damages in excess of such amount. In no event will the Company or any of the Company’s former, current and future Affiliates, assignees, stockholders, controlling persons, directors, officers, employees, agents, attorneys and other Representatives seek or obtain, nor will they permit any of their Representatives to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary award against any Parent Party with respect to this Agreement, the Subscription Agreements, the Support Agreements, the CVR Agreement, the Commitment Letters, the Guaranty, the Confidential Disclosure Agreements or the Contemplated Transactions (including any breach by any Parent Party), the termination of this Agreement, the failure to consummate the Contemplated Transactions thereby or any claims, proceedings or actions under applicable Laws arising out of any such breach, termination or failure (including in the event of a fraud or Intentional Breach), other than from Parent or Merger Sub to the extent expressly provided for in this Agreement.

(iv) For the avoidance of doubt, while the Company may pursue a grant of specific performance under Section 8.12 prior to termination of this Agreement and/or the payment of the Parent Termination Fee under this Section 7.5 following the termination of this Agreement, under no circumstances shall the Company be permitted or entitled to receive from Parent both a grant of specific performance in accordance with Section 8.12 on the one hand, and payment of all or a portion of the Parent Termination Fee (or any other monetary damages), on the other hand.

Section 7.6. Expenses. Except as otherwise specifically provided herein, each party hereto shall bear its own expenses in connection with this Agreement and the Contemplated Transactions.

Section 7.7. Amendment and Waiver. This Agreement may not be amended except by an instrument in writing signed by the parties hereto prior to the Effective Time. At any time prior to the Effective Time, the Company, on the one hand, and Parent and Merger Sub, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance by the other with any of the agreements or conditions contained herein. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the party hereto or parties hereto to be bound thereby. The failure of any party hereto to assert any rights or remedies will not constitute a waiver of such rights or remedies.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.1. Non-Survival of Representations, Warranties, Covenants and Agreements. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and agreements, will survive the Effective Time, except for (a) those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Effective Time and (b) this Article VIII. The Confidential Disclosure Agreements will survive termination of this Agreement in accordance with its terms.

Section 8.2. Notices. All notices, requests, claims, demands, consents and other communications hereunder must be in writing and must be given (and will be deemed to have been duly given): (a) when delivered, if delivered in Person, (b) when sent, if sent by email, (c) three (3) Business Days after sending, if sent by registered or certified mail (postage prepaid, return receipt requested) and (d) one (1) Business Day after sending, if sent by overnight courier, in each case, to the respective parties hereto at the following addresses (or at such other address for a party hereto as have been specified by like notice):

i.	if to Parent or Merger Sub:

c/o Gurnet Point Capital

55 Cambridge Parkway, Suite 401

Cambridge, MA 02142

Attn:    Adam Dilluvio

Email:    [**]

with an additional copy (which will not constitute notice) to:

Latham & Watkins LLP

200 Clarendon Street

Boston, MA 02116

Attention:    Peter Handrinos

                    Leah Sauter

Email:         [**]

                    [**]

ii.	if to the Company:

Paratek Pharmaceuticals, Inc.

75 Park Plaza

Boston, MA 02116

Attn:            Evan Loh, M.D.

                    Bill Haskel

                    Jonathan Light

Email:         [**]

                    [**]

                    [**]

with an additional copy (which will not constitute notice) to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Attn:            Tara Fisher

                    Christopher Comeau

Email:        [**]

                    [**]

Section 8.3. Certain Definitions. For purposes of this Agreement the term:

“Acquisition Proposal” means any offer or proposal made or renewed by a Person or group (other than Parent or Merger Sub) at any time after the date of this Agreement that is structured to permit such Person or group to acquire beneficial ownership or control, directly or indirectly, of twenty percent (20%) or more (on a non-diluted basis) of the total voting power of the Shares or other equity securities of the Company or twenty percent (20%) or more of the consolidated total assets, net revenue or net income of the Company and its Subsidiaries, pursuant to a merger, consolidation, or other business combination, sale of shares of capital stock, sale of assets, license, recapitalization, tender offer or exchange offer, or similar transaction, including any single or multi-step transaction or series of related transactions, in each case, other than the Merger.

“Action” means cause of action, audit, examination, mediation, action, suit, mediation, arbitration, proceeding, investigation or other legal proceeding.

“Additional Cash Equity” has the meaning set forth in Section 5.20(a).

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person. For the purposes of this definition, “controlling,” “controlled” and “control” mean the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“Alternative Acquisition Agreement” has the meaning set forth in Section 5.3(d).

“Alternative Debt Financing” has the meaning set forth in Section 5.20(a).

“Anti-Corruption Laws” means all U.S. and non-U.S. Laws relating to the prevention of corruption, bribery and money laundering, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any successor statute, rules or regulations thereto, the UK Bribery Act of 2010, as amended, or any successor statute, rules or regulations thereto and the OECD Convention Combating Bribery of Foreign Public Officials in International Business Transactions.

“Antitrust Laws” means, collectively, the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state or foreign Law designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade or significant impediment of effective competition.

“Approval” has the meaning set forth in Section 3.6.

“Book-Entry Share” has the meaning set forth in Section 2.4(c).

“Business Day” means a day (other than Saturday or Sunday) on which banks are open in New York, New York.

“Cash Consideration” has the meaning set forth in Section 2.1(a)(i).

“Cash Equity” has the meaning set forth in Section 4.10(a).

“Certificate” has the meaning set forth in Section 2.4(b).

“Certificate of Merger” has the meaning set forth in Section 1.2.

“Change of Board Recommendation” means (a) the withdrawal, withholding, qualification or modification in a manner adverse to Parent or Merger Sub, or the public announcement of the withdrawal, withholding, qualification or modification in a manner adverse to Parent or Merger Sub, of the Company Board Recommendation, (b) approving or recommending, or resolving to or publicly proposing to approve, endorse or recommend, any Acquisition Proposal, (c) the failure, by the Company, within ten (10) Business Days of the commencement of a tender or exchange offer for Shares that constitutes an Acquisition Proposal by a Person other than Parent or any of its Affiliates, to file a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act recommending that the holders of the Shares reject such Acquisition Proposal (including by taking no position or a neutral position with respect to such Acquisition Proposal) and not tender any Shares into such tender or exchange offer, (d) the failure to include in the Proxy Statement the Company Board Recommendation, or (e) the failure by the Company Board or a committee thereof to publicly reaffirm the Company Board Recommendation within five (5) Business Days of receiving a written request from Parent to provide such public reaffirmation.

“Closing” has the meaning set forth in Section 1.2.

“Closing Date” has the meaning set forth in Section 1.2.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commitment Letters” has the meaning set forth in Section 4.10(b).

“Company” has the meaning set forth in the Preamble.

“Company Balance Sheet Date” has the meaning set forth in Section 3.8.

“Company Board” has the meaning set forth in the Recitals.

“Company Board Recommendation” has the meaning set forth in Section 3.2.

“Company Convertible Notes” means the $165.0 million aggregate principal amount of 4.75% Convertible Senior Subordinated Notes due 2024 issued pursuant to the Convertible Notes Indenture.

“Company Credit Agreements” means, collectively, (i) Loan Agreement, dated as of December 31, 2020, by and between R-Bridge Healthcare Cayman AIV, L.P. and PRTK SPV2 LLC, as amended, restated, amended and restated, supplemented or otherwise modified from time to time; and (ii) Loan Agreement, dated as of February 25, 2019, by and between Healthcare Royalty Partners III, L.P. and Paratek Royalty Corporation, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Company Disclosure Letter” has the meaning set forth in Article III.

“Company Equity Awards” has the meaning set forth in Section 2.2(b).

“Company Equity Plan” means the Company ESPP, the Company 2009 Employee Stock Purchase Plan, the Company 2006 Equity Incentive Plan, the Company 2014 Equity Incentive Plan, the Company 2015 Equity Incentive Plan, the Company 2015 Inducement Plan, the Company 2017 Inducement Plan.

“Company ESPP” has the meaning set forth in Section 2.2(e).

“Company ESPP Option” means a right to purchase Shares granted under the Company ESPP.

“Company Material Adverse Effect” means any change, effect, event, inaccuracy, occurrence, circumstance, condition, facts or state of facts or worsening thereof or other matter that, individually or in the aggregate, has, or is reasonably expected to have, have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities, operations, or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that any changes, effects, events, inaccuracies, occurrences, circumstances, conditions, facts or state of facts or worsening thereof, or other matters resulting from any of the following will not be deemed to constitute a Company Material Adverse Effect and will be disregarded in determining whether a Company Material Adverse Effect has occurred: (a) matters generally affecting the U.S. or foreign economies, financial or securities markets, or political, legislative, or regulatory conditions, or the industry in which the Company and its Subsidiaries operate, except to the extent such matters have a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the impact on other similarly situated companies in the industry and in the markets in which the Company and its Subsidiaries operate; (b) the negotiation, execution, announcement, or pendency of this Agreement or the Contemplated Transactions; (c) any change in the market price or trading volume of the Shares; provided, that, this exception will not preclude a determination that a matter underlying such change has resulted in or contributed to a Company Material Adverse Effect unless excluded under another clause; (d) the occurrence, escalation, outbreak or worsening of hostilities, acts or threats of war or terrorism (including the Russian-Ukrainian War or cyber-

terrorism); (e) any plagues, pandemics (including COVID-19) or any escalation or worsening or subsequent waves thereof, epidemics or other outbreaks of diseases or public health events, hurricane, tornado, tsunami, flood, volcanic eruption, earthquake, nuclear incident, weather conditions or other natural or man-made disaster or other force majeure event; (f) any COVID-19 Measures; (g) changes in Laws, regulations, or accounting principles, or interpretations thereof, except to the extent such matters have a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the impact on other similarly situated companies in the industry and in the markets in which the Company and its Subsidiaries operate; (h) the performance of this Agreement and the Contemplated Transactions, including compliance with covenants set forth herein, or any action taken or omitted to be taken by the Company (i) at the request or with the prior written consent of Parent or Merger Sub or (ii) due to Parent not granting a consent requested by the Company; (i) the initiation or settlement of any legal proceedings commenced by or involving (i) any Governmental Body in connection with this Agreement or the Contemplated Transactions or (ii) any current or former holder of Shares (on their own or on behalf of the Company) arising out of or related to this Agreement or the Contemplated Transactions, or the settlement of any litigation pending as of the date of this Agreement; (j) any failure by the Company to meet any internal or analyst projections or forecasts or estimates of revenues, earnings, or other financial metrics for any period on or after the date of this Agreement or (k) any recommendations, statements or other pronouncements made, published or proposed by professional medical organizations or any Governmental Body, or any panel or advisory body empowered or appointed thereby, relating to any products or product candidates of any competitors of the Company; provided, that, this exception will not preclude a determination that a matter underlying such failure has resulted in or contributed to a Company Material Adverse Effect unless excluded under another clause.

“Company Material Contract” has the meaning set forth in Section 3.13(a).

“Company Organizational Documents” has the meaning set forth in Section 3.1.

“Company Permits” has the meaning set forth in Section 3.20(b).

“Company Plan” means a Plan that the Company or any of its Subsidiaries sponsors, maintains, contributes to, is obligated to contribute to, in each case, for the benefit of any current or former Service Provider, or with respect to which the Company or any of its Subsidiaries has any material Liability; provided, however, that Company Plan will not include any Plan that is sponsored or maintained by a Governmental Body or maintained for the benefit of current or former Service Providers who are primarily located in a jurisdiction other than the U.S. if the benefits provided thereunder are not in excess of what is required to be provided by Law. For clarity, “Company Plans” includes “Company Equity Plan”.

“Company Preferred Stock” has the meaning set forth in Section 3.3(a).

“Company PSU” means a performance stock unit award covering Shares that is subject to performance-based vesting conditions granted under a Company Equity Plan.

“Company Real Property” has the meaning set forth in Section 3.11(b).

“Company Registered Intellectual Property” has the meaning set forth in Section 3.14(a).

“Company RSU” means a restricted stock unit award covering Shares that is subject to vesting conditions based solely on continued employment or service granted under a Company Equity Plan.

“Company SEC Documents” has the meaning set forth in Section 3.7(a).

“Company Stock Option” means an option to purchase Shares granted under a Company Equity Plan.

“Company Termination Fee” has the meaning set forth in Section 7.5(b).

“Company Warrant” means a warrant to purchase Shares granted under a Company Warrant Agreement.

“Company Warrant Agreement” means that certain Warrant Agreement, dated as of August 1, 2018 and that certain Warrant Agreement, dated as of August 5, 2020.

“Confidential Disclosure Agreements” means, collectively, the Mutual Confidentiality Agreement dated as of August 15, 2022, by and between Gurnet Point Capital, LLC and the Company and the Nondisclosure and Confidentiality Agreement dated as of January 6, 2023, by and between Gurnet Point Capital, LLC, Novo Holdings Equity US Inc. and the Company.

“Confidential Information” has the meaning set forth in Section 5.2(b).

“Contemplated Transactions” means each of the transactions contemplated by this Agreement.

“Continuing Employee” has the meaning set forth in Section 5.5(a).

“Contract” means any written, oral or other agreement, contract, subcontract, lease, sub-lease, occupancy agreement, binding understanding, obligation, promise, instrument, indenture, mortgage, note, option, warranty, purchase order, license, sublicense, commitment or undertaking of any nature, which, in each case, is legally binding upon a party or on any of its Affiliates.

“Convertible Notes Indenture” means the Indenture, dated as of April 23, 2018, by and between the Company and U. S. Bank National Association (including the form of the 4.75% Convertible Senior Subordinated Note due 2024).

“Copyrights” means all works of authorship (whether or not copyrightable) and all copyrights (whether or not registered), including all registrations thereof and applications therefor, and all renewals, extensions, restorations and reversions of the foregoing.

“COVID-19” means SARS-CoV-2 or COVID-19 and any evolution thereof or related or associated epidemics, pandemics or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Laws, directives, restrictions, guidelines, responses or recommendations of or promulgated by any Governmental Body, including the Centers for Disease Control and Prevention and the World Health Organization, or other reasonable actions taken, in each case, in connection with or in response to COVID-19 and any evolutions or mutations thereof.

“Current Option Period” has the meaning set forth in Section 2.2(e).

“CVR In-the-Money Option” means a Company Stock Option that has an exercise price per Share that is equal to or greater than the Cash Consideration and less than $3.00.

“CVR” has the meaning set forth in Section 2.1(a)(i).

“CVR Agreement” has the meaning set forth in Section 2.1(a)(i).

“CVR Payment” has the meaning set forth in Section 2.2(a)(i).

“Data Partners” has the meaning set forth in Section 3.21(a).

“DEA” means the United States Drug Enforcement Administration.

“Debt Commitment Letter” has the meaning set forth in Section 4.10(b).

“Debt Financing” has the meaning set forth in Section 4.10(b).

“Debt Financing Sources” means the Lenders and/or any other persons that have committed to provide, or have otherwise entered into agreements in connection with, and any additional or replacement lender, arranger, bookrunner, agent, or other entity acting in a similar capacity pursuant to, the Debt Financing or any Alternative Debt Financing in connection with the Contemplated Transactions, together with their respective Affiliates, and the respective officers, directors, employees, general or limited partners, trustees, equityholders, controlling persons, agents and representatives of the foregoing, and their respective successors and assigns.

“Definitive Agreements” has the meaning set forth in Section 5.20(a).

“Determination Notice” means any written notice delivered by the Company to Parent pursuant to Section 5.3(e)(i), Section 5.3(e)(ii) or Section 5.3(e)(iii).

“DGCL” has the meaning set forth in the Recitals.

“Dissenting Shares” has the meaning set forth in Section 2.3(a).

“Effective Time” has the meaning set forth in Section 1.2.

“Environmental Laws” means all Laws concerning pollution or protection of the environment or human health (in regards to exposure to Hazardous Substances), as such of the foregoing are promulgated and in effect on or prior to the Closing Date.

“Equity Award Consideration” has the meaning set forth in Section 2.2(b).

“Equity Commitment Letter” has the meaning set forth in Section 4.10(a).

“Equity Investor” has the meaning set forth in Section 4.10(a).

“ERISA” has the meaning set forth in Section 3.17(b).

“ERISA Affiliate” means any trade or business (whether or not incorporated) which is, or has at any relevant time been, under common control, or treated as a single employer, with the Company, Parent or any of their respective Subsidiaries, as applicable, under Sections 414(b), (c), (m) or (o) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Information” means (a) any description of capital structure, including descriptions of indebtedness or equity of Parent or any of its Affiliates on or after the Closing Date, (b) any information customarily provided by a lead arranger in a customary information memorandum for a bank financing, including sections customarily drafted by a lead arranger, such as those regarding confidentiality, timelines, syndication process and limitations of liability, (c) any segment reporting financial information to the extent not otherwise prepared by the Company, (d) any pro forma, projected or forward-looking information, (e) any information relating to transactions anticipated by Parent or Merger Sub (but not by the Company or its Subsidiaries) to occur after the Closing Date and (f) any information with respect to any person other than (i) the Company and its Subsidiaries and (ii) officers of the Company or any of its Subsidiaries who will remain in such capacity after the Closing Date.

“Exclusive Intellectual Property” means all Intellectual Property that is or has been licensed exclusively to the Company or any of its Subsidiaries, as of the date of this Agreement.

“Ex-Im Laws” means (i) all U.S. Laws relating to export, reexport, transfer and import controls, including the Export Administration Regulations and the customs and import Laws administered by U.S. Customs and Border Protection, and (ii) all non-U.S. Laws relating to export, reexport, transfer and import controls, including the EU Dual Use Regulation, except to the extent inconsistent with U.S. Laws.

“FDA” has the meaning set forth in Section 3.20(a).

“FDA Laws” has the meaning set forth in Section 3.20(a).

“FDCA” has the meaning set forth in Section 3.20(a).

“Federal Health Care Program” has the meaning set forth in 42 U.S.C. 1320a-7b(f).

“Filing” has the meaning set forth in Section 3.6.

“Finance Leases” means all obligations for finance leases (determined in accordance with GAAP).

“Financing” has the meaning set forth in Section 4.10(b).

“Financing Amount” has the meaning set forth in Section 4.10(d).

“GAAP” means U.S. generally accepted accounting principles as in effect on the date of this Agreement.

“Governmental Body” means any federal, state, provincial, local, municipal, foreign or other governmental or quasi-governmental authority, including, any arbitrator or arbitral body, mediator and applicable securities exchanges, or any department, minister, agency, commission, commissioner, board, subdivision, bureau, agency, instrumentality, court or other tribunal of any of the foregoing.

“Guaranty” has the meaning set forth in the Recitals.

“Hazardous Substance” means (a) any petroleum products or byproducts, radioactive materials, friable asbestos or other similarly hazardous substances or (b) any waste, material or substance defined or regulated as a “hazardous substance,” “hazardous material,” “hazardous waste,” “pollutant” or terms of similar import under any Environmental Law.

“Health Care Laws” means, to the extent related to the conduct of Parent’s business or the Company’s business, as applicable, as of the date of this Agreement, means (a)all federal and state fraud and abuse Laws, including, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Stark Law (42 U.S.C. § 1395nn), the civil False Claims Act (31 U.S.C. § 3729 et seq.), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code and the regulations promulgated pursuant to such statutes, (b) the administrative simplification provisions of the Health Insurance Portability and Accountability Act of 1996 (18 U.S.C. §§669, 1035, 1347 and 1518; 42 U.S.C. §1320d et seq.) and the regulations promulgated thereunder, (c) Titles XVIII (42 U.S.C. §1395 et seq.) and XIX (42 U.S.C. §1396 et seq.) of the Social Security Act and the regulations promulgated thereunder, (d) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (42 U.S.C. §1395w-101 et seq.) and the regulations promulgated thereunder, (e) the so-called federal “Sunshine Law” or Open Payments (42 U.S.C. § 1320a-7h) and state Laws regulating or requiring reporting of interactions between pharmaceutical manufacturers and members of the healthcare industry, (f) the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8), (g) the Public Health Service Act (42 U.S.C. § 256b) and (h) the VA Federal Supply Schedule (38 U.S.C. § 8126).

“HSR Act” has the meaning set forth in Section 3.6.

“In-the-Money Option” means a Company Stock Option that has an exercise price per Share that is less than the Cash Consideration.

“Indebtedness” means, with respect to any Person, without duplication: (a) the principal, accreted value, accrued and unpaid interest, fees and prepayment premiums or penalties, unpaid fees or expenses and other monetary obligations in respect of (i) indebtedness of such Person for borrowed money and (ii) indebtedness evidenced by notes, debentures, bonds, or other similar instruments for the payment of which such Person is liable, (b) all obligations of such Person issued or assumed as the deferred purchase price of property (other than trade payables or accruals incurred in the ordinary course of business and other than payments due under license agreements), (c) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction, (d) all obligations of such Person under Finance Leases; (e) all obligations of the type referred to in clauses (a) through (d) of any Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations (but solely to the extent of such responsibility or liability) and (f) all obligations of the type referred to in clauses (a) through (e) of other Persons secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person); provided, that, if such Person has not assumed such obligations, then the amount of Indebtedness of such Person for purposes of this clause (f) will be equal to the lesser of the amount of the obligations of the holder of such obligations and the fair market value of the assets of such Person which secure such obligations.

“Indemnified Party” has the meaning set forth in Section 5.6(b).

“Intellectual Property” means all of the following, including all rights in, arising out of, or associated therewith: (a) Trademarks; (b) Patents; (c) Trade Secrets; (d) Copyrights; (e) computer software, including all source code, object code, firmware, development tools files, records and data, all media on which any of the foregoing is recorded, and all documentation related to any of the foregoing, (f) moral rights, rights of publicity, industrial designs, and industrial property rights, (g) the right to sue for past, present and future infringement, misappropriation, dilution or violation of any of the foregoing or for any injury to goodwill and to recover all proceeds relating to any of the foregoing, including licenses, royalties, income, payments, claims, damages (including without limitation, attorneys’ fees and expert fees) and proceeds of suit, and (h) all other intellectual property rights, whether registered or unregistered, with respect to (a)-(h), in any jurisdiction worldwide.

“Intentional Breach” has the meaning set forth in Section 7.5(a).

“Intervening Event” means a change, effect, event, circumstance, occurrence, or other matter that is materially beneficial to the business, financial condition, assets, liabilities or operations of the Company and its Subsidiaries, taken as a whole, that (i) does not involve or relate to the announcement or pendency of, or any actions required to be taken by the Company (or to be refrained from being taken by the Company) pursuant to, this Agreement, and (ii) was not known to the Company Board or any committee thereof on the date of this Agreement (or if known, the material consequences of which were not reasonably foreseeable to the Company Board or any committee thereof as of the date of this Agreement), which change, effect, event, circumstance, occurrence, or other matter, or any material consequence thereof, becomes known to the Company Board or any committee thereof prior to the receipt of the Company Requisite Vote; provided, however, that in no event shall the following constitute, or be taken into account in determining the existence of an Intervening Event: (a) the receipt, existence, or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Acquisition Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the Shares (provided, however, that the exception to this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred); (c) meeting or exceeding internal or analysts’ expectations, projections or results of operations (provided, however, that the exception to this clause (c) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred); (d) changes in general United States or other national, regional or global economic, regulatory, legislative, credit, capital market or financial market conditions, or changes in the economic, business and financial environment generally affecting the principal industries in which the Company operates (provided, however, that if the changes have a disproportionate impact on the Company and its Subsidiaries, taken as a whole, relative to the other participants in the principal industries in which the Company operates, such changes may be taken into account in determining whether an Intervening Event has occurred to the extent of such disproportionate impact); (e) any improvements in conditions resulting from or relating to COVID-19 existing as of the date of this Agreement, including improvements in economic or operating conditions; (f) adoption, implementation, enforcement, promulgation, repeal, modification, amendment interpretation or other changes in applicable Law or GAAP or any regulatory environment or regulatory enforcement environment; (g) any regulatory, pre-clinical, clinical or manufacturing events, occurrences, circumstances, changes, effects or developments relating to any Product of the Company (including any collaboration products) or with respect to any product of Parent or any of its Subsidiaries or any competitor of the Company (including, for the avoidance of doubt, with respect to any pre-clinical or clinical studies, tests or results or announcements thereof); (h) FDA Approval (or other clinical or regulatory developments) and (i) any recommendations, statements or other pronouncements made, published or proposed by professional medical organizations or any Governmental Body, or any panel or advisory body empowered or appointed thereby, relating to any Product of the Company or any products or product candidates of any competitors of the Company.

“IP Contracts” means all Contracts in force as of the date of this Agreement related to any rights, title or interests with respect to the Company’s Intellectual Property and under which (a) the Company or any its Subsidiaries has obtained from or granted to any third party any license, option, covenant not to sue, co-existence agreement, settlement agreement, consent agreement, security interest or other right, title or interest in or (b) the Company or its Subsidiaries is expressly restricted from using, in each case (a) and (b) of this definition, any Intellectual Property that is material to the continued operation of the business of the Company or its Subsidiaries, as of the date of this Agreement, except for Off-the-Shelf Software, shrink-wrap, or click-wrap licenses and/or other licenses for commercially available software with annual license fees under $10,000, employee assignment agreements, nondisclosure agreements, consulting agreements, material transfer agreements, clinical trial agreements, evaluation agreements, licenses or restricted use provisions that arise out of the purchase of reagents from suppliers or through catalogs, and any non-exclusive license that is merely incidental to the transaction contemplated in such agreement, the commercial purpose of which is primarily for something unrelated to the licensed Intellectual Property and the exercise of such non-exclusive license is restricted to such transaction itself.

“IT Assets” has the meaning set forth in Section 3.21(c).

“Knowledge of Parent” means the actual knowledge, after reasonable inquiry, of the individuals set forth on Section 8.3(a) of the Parent Disclosure Letter.

“Knowledge of the Company” means the actual knowledge, after reasonable inquiry, of the individuals set forth on Section 8.3(b) of the Company Disclosure Letter.

“Law” means any foreign or U.S. federal, state or local law (including common law), treaty, statute, code, order, ordinance, Permit, rule, regulation, or other requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body, and, for the sake of clarity, includes, but is not limited to, Health Care Laws and Environmental Laws.

“Lenders” has the meaning set forth in Section 4.10(b).

“Liability” means, with respect to any Person, any liability or obligation of that Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, asserted or unasserted, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of that Person in accordance with GAAP.

“Liens” means any lien, mortgage, security interest, pledge, encumbrance, deed of trust, security interest, claim, lease, charge, option, preemptive right, subscription right, easement, servitude, proxy, voting trust or agreement, transfer restriction under any shareholder or similar agreement, encumbrance or restriction.

“Measurement Date” has the meaning set forth in Section 3.3(a).

“Merger” has the meaning set forth in the Recitals.

“Merger Communication” has the meaning set forth in Section 5.8.

“Merger Consideration” has the meaning set forth in Section 2.1(a)(i).

“Merger Sub” has the meaning set forth in the Preamble.

“Nasdaq” means The Nasdaq Stock Market LLC.

New Severance Plan” means the Company’s Amended and Restated Change in Control Severance Plan, as approved on June 6, 2023.

“Notice Period” means the period beginning at 5:00 p.m. Eastern Time on the day of delivery by the Company to Parent of a Determination Notice (even if such Determination Notice is delivered after 5:00 p.m. Eastern Time) and ending on the fifth (5th) Business Day thereafter at 5:00 p.m. Eastern Time; provided, that, with respect to any material change in the terms of any Acquisition Proposal or Superior Proposal, as applicable, the Notice Period will extend until 5:00 p.m. Eastern Time on the third (3rd) Business Day after delivery of such revised Determination Notice.

“Off-the-Shelf Software” means software, other than open source software, obtained from a third party (a) on general commercial terms and that continues to be widely available on such commercial terms, (b) that is not distributed with or incorporated in any product or services of the Company, Parent or any of their Subsidiaries, as applicable, (c) that is used for business infrastructure or other internal purposes and (d) was licensed for fixed payments of less than $250,000 in the aggregate or annual payments of less than $250,000 per year.

“Orange Book” means the Approved Drug Products with Therapeutic Equivalence Evaluations maintained by the FDA as of the date of this Agreement.

“Outside Date” has the meaning set forth in Section 7.2(b).

“Owned Intellectual Property” means all Intellectual Property that is owned (exclusively or jointly) by the Company or its Subsidiaries, as of the date of this Agreement.

“Parent” has the meaning set forth in the Preamble.

“Parent Disclosure Letter” means the confidential disclosure letter delivered by Parent to the Company prior to the execution and delivery of this Agreement.

“Parent Material Adverse Effect” means any change, effect, event, inaccuracy, occurrence, or other matter that has a material adverse effect on the ability of Parent or Merger Sub to timely perform its obligations under this Agreement or to timely consummate the Contemplated Transactions.

“Parent Party” has the meaning set forth in Section 7.5(f)(ii).

“Parent Termination Fee” has the meaning set forth in Section 7.5(f)(i).

“Patents” means issued patents (including issued utility and design patents), and any pending applications for the same, including any divisionals, provisionals, counterparts, revisions, supplementary protection certificates, continuations, continuations-in-part, reissues, re-examinations, substitutions, confirmations, certificate of inventorship, extensions and renewals thereof.

“Paying Agent” has the meaning set forth in Section 2.4(a).

“Permits” means all approvals, authorizations, certificates, consents, licenses, orders, registrations, and permits and other similar authorizations of all Governmental Bodies and all other Persons, and amendments and modifications of any of the foregoing.

“Permitted Liens” means (a) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings and for which appropriate reserves are established in the financial statements in accordance with GAAP, (b) mechanics’, carriers’, workers’, repairers’, contractors’, subcontractors’, suppliers’ and similar statutory Liens arising or incurred in the ordinary course of business in respect of the construction, maintenance, repair or operation of assets for amounts that are not delinquent and that are not, individually or in the aggregate, significant, (c) zoning, entitlement, building and other land use regulations imposed by governmental agencies having jurisdiction over the leased Company Real Property which are not violated by the current use and operation of the leased Company Real Property, (d) minor Liens of record in respect of covenants, conditions, restrictions, easements and other similar matters of record affecting title to the leased Company Real Property that do not, individually or in the aggregate, render title to the property encumbered or affected thereby unmarketable or materially impair the occupancy, marketability or use of such leased real property for the purposes for which it is currently used or proposed to be used in connection with the Company’s business (e) Liens arising under workers’ compensation, unemployment insurance and social security, (f) purchase money liens and Liens securing rental payments under Finance Leases and (g) those matters identified in Section 8.3(c) of the Company Disclosure Letter, as applicable.

“Person” means an individual, a partnership, a corporation, a limited liability company, an unlimited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other entity, a governmental entity or any department, agency or political subdivision thereof.

“Personal Information” means data and information, in any form, that is reasonably capable, directly or indirectly, of being associated with, related or linked to or used to identify, describe, contact or locate, a natural Person, or is considered “protected health information,” “personal information,” “personal data,” or any similar term by any applicable Laws and/or Privacy Requirements and for the avoidance of doubt includes pseudonymized data.

“PHSA” has the meaning set forth in Section 3.20(a).

“Plan” means an “employee benefit plan” within the meaning of Section 3(3) of ERISA and any other compensation or benefit plan, policy, program, agreement or arrangement, whether written or unwritten, funded or unfunded, subject to ERISA or not and covering one or more Persons, including, any stock purchase, stock option, restricted stock, other equity-based, phantom equity, severance, separation, retention, employment, individual consulting, change in control, bonus, commission, incentive, deferred compensation, pension, retirement, supplemental retirement, health, dental, vision, disability, life insurance, retiree health or welfare, death benefit, welfare, vacation, paid time off, leave of absence, employee assistance, tuition assistance, fringe or other plan, policy, program, agreement or arrangement providing compensation or benefits.

“Pre-Closing Period” has the meaning set forth in Section 5.1(a).

“Privacy Laws” means foreign or domestic Laws, binding guidance, guidelines or standards, in each case, as amended, consolidated, re-enacted or replaced from time to time, relating to privacy, data security, or Processing of Personal Information; data breach notification; website privacy policies and practices; and email, text message, or telephone communications.

“Privacy Notices” has the meaning set forth in Section 3.21(a).

“Privacy Requirements” has the meaning set forth in Section 3.21(a).

“Process”, “Processed” or “Processing” means the use, collection, processing, storage, recording, organization, adaption, alteration, transfer, retrieval, consultation, disclosure, dissemination or combination of such Personal Information, or what is considered “processing” by any applicable Laws and/or Privacy Requirements.

“Products” means any product that the Company has manufactured, distributed, marketed or sold, or is manufacturing, distributing, marketing or selling and any products currently under preclinical or clinical development by the Company.

“Reference Date” means January 1, 2020.

“Representative” means the officers, employees, accountants, consultants, legal counsel, financial advisors and agents and other representatives of a party.

“Required Information” means the financial statements of the Acquired Business (as defined in the Debt Commitment Letter) set forth in paragraph 2 of Exhibit C of the Debt Commitment Letter.

“Restricted Terms” has the meaning set forth in Section 5.20(a).

“Rights Agent” has the meaning set forth in Section 2.1(a)(i).

“RPIP” means the 2018 Revenue Performance Incentive Plan of the Company and any associated RPIP award agreement.

“Sanctioned Country” means any country or region that is (or the government of which is) or has been since the Reference Date the subject or target of a comprehensive embargo under Sanctions Laws (including, at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means any Person that is the subject or target of sanctions or restrictions under Sanctions Laws or Ex-Im Laws, including: (i) any Person listed on any applicable U.S. or non-U.S. sanctions- or export-related restricted party list, including OFAC’s Specially Designated Nationals and Blocked Persons List; (ii) any Person that is, in the aggregate, fifty percent (50%) or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (i); or (iii) any national of a Sanctioned Country.

“Sanctions Laws” means all U.S. and non-U.S. Laws relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by the U.S. Department of the Treasury, OFAC or the U.S. Department of State), and the United Nations Security Council.

“Sarbanes-Oxley” has the meaning set forth in Section 3.10(d).

“Schedule 13E-3” has the meaning set forth in Section 3.6.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Incident” has the meaning set forth in Section 3.21(c).

“Service Provider” has the meaning set forth in Section 3.17(e).

“Shares” has the meaning set forth in the Preamble.

“Subscription Agreements” has the meaning set forth in the Recitals.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association, limited liability company, unlimited liability company or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (b) if a partnership, association, limited liability company, or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association, limited liability company or other business entity if such Person or Persons are allocated a majority of partnership, association, limited liability company or other business entity gains or losses or otherwise control the managing director, managing member, general partner or other managing Person of such partnership, association, limited liability company or other business entity.

“Superior Proposal” means a written Acquisition Proposal made after the date of this Agreement by any Person that did not result from a breach of Section 5.3 (except the references in the definition thereof to “twenty percent (20%)” will be replaced by “fifty percent (50%)”) that the Company Board or a committee thereof has determined in good faith, after consultation with the Company’s financial advisors and outside legal counsel, (i) is reasonably likely to be consummated if accepted, and (ii) is superior for the Company’s stockholders (solely in their capacity as such), from a financial point of view, to the Contemplated Transactions, taking into account the financial, legal, regulatory, conditionality and other terms, the identity of the third party making such Acquisition Proposal, anticipated timing and the likelihood of consummation of such Acquisition Proposal, the reliability of any debt or equity funding commitments, any termination or breakup fees, expense reimbursement provisions and all other aspects of such Acquisition Proposal that the Company Board or a committee thereof has deemed relevant.

“Support Agreements” has the meaning set forth in the Recitals.

“Surviving Corporation” has the meaning set forth in Section 1.1.

“Tax” or “Taxes” means any and all federal, state, local, or non-U.S. income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar, including FICA), unemployment, disability, real property, personal property, sales, use, transfer, registration, value-added, alternative or add-on minimum, or other tax of any kind, including any interest, penalty, or addition thereto.

“Tax Returns” means any return, report, election, designation, information return or other document (including schedules or any attachments thereto and any amendments thereof) filed or required to be filed with any Governmental Body or other authority in connection with the determination, assessment or collection of any Tax.

“Trade Control Laws” has the meaning set forth in Section 3.10(f).

“Trade Secrets” means any and all proprietary or confidential information, including trade secrets, know-how, customer, distributor, consumer and supplier lists and data, clinical and technical data, operational data, engineering information, invention and technical reports, pricing information, research and development information, processes, formulae, methods, formulations, discoveries, specifications, designs, algorithms, plans, improvements, models and methodologies.

“Trademarks” means trademarks, service marks, corporate names, trade names, brand names, product names, service names, logos or business models, slogans, trade dress and other indicia of source or origin, whether registered or unregistered, and any applications and registrations for the foregoing and the extensions and renewals thereof, and all goodwill associated therewith and symbolized thereby.

“Transfer Taxes” means and sales, transfer, stamp, stock transfer, documentary, registration, value added, use, real property transfer and any similar Taxes and fees.

“Treasury Regulations” has the meaning set forth in Section 2.6.

“WARN” has the meaning set forth in Section 3.19(b).

Section 8.4. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, the remaining provisions of this Agreement will be enforced so as to conform to the original intent of the parties hereto as closely as possible in a mutually acceptable manner so that the Contemplated Transactions are fulfilled to the fullest extent possible.

Section 8.5. Assignment. This Agreement may not be assigned by operation of law or otherwise without the prior written consent of each of the other parties hereto. Notwithstanding anything to the contrary contained herein, Parent and Merger Sub shall have the right without the prior written consent of any of the other parties hereto, to assign all or any portion of its rights, interests, and obligations under this Agreement to (a) in the case of Merger Sub one or more direct or indirect wholly owned Subsidiaries of Parent, or a combination thereof, so long as such assignment would not have a Parent Material Adverse Effect an no such assignment shall release Parent from any of its obligations hereunder and (b) any agent for the Debt Financing Sources (so long as Parent remains fully liable for all of its obligations hereunder) for purposes of creating a security interest herein or otherwise assigning collateral in respect of any Debt Financing.

Section 8.6. Entire Agreement; Third-Party Beneficiaries. This Agreement (including the Company Disclosure Letter and the exhibits, annexes, and instruments referred to herein), the Subscription Agreements, the Support Agreements, the CVR Agreement, the Confidential Disclosure Agreements, the Commitment Letters and the Guaranty constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof; provided, however, that the Confidential Disclosure Agreements will survive the execution or termination of this Agreement and remain in full force and effect. Except for (a) the rights of the holders of Shares to receive the Merger Consideration, and the holders of Company Stock Options and Company Equity Awards to receive the consideration described in Section 2.2, (b) the right of the Company, on behalf of the holders of Shares and the holders of Company Stock Options and Company Equity Awards (each of which are third party beneficiaries hereunder to the extent required for this clause (b) to be enforceable), to pursue specific performance as set forth in Section 8.12 or, if specific performance is not sought or granted as a remedy, damages (which damages the parties agree may be based upon a decrease in share value or lost premium) in the event of Parent’s or Merger Sub’s breach of this Agreement, (c) as provided in Section 5.6 (which is intended for the benefit of each Indemnified Party, all of whom will be third-party beneficiaries of these provisions) and (d) as provided in Section 8.14 (with respect to the Debt Financing Sources), this Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies.

Section 8.7. Governing Law. This Agreement will be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 8.8. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

Section 8.9. Counterparts. This Agreement may be executed and delivered (including by facsimile, email transmission or DocuSign) in two (2) or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

Section 8.10. Jurisdiction; Waiver of Jury Trial.

(a) Each of the parties hereto hereby (i) expressly and irrevocably submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware, in the event any dispute arises out of this Agreement or the Merger, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it shall not bring any action relating to this Agreement or the Merger in any court other than the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware; provided, that, each of the parties has the right to bring any action or proceeding for enforcement of a judgment entered by such court in any other court or jurisdiction.

(b) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT, ANY RELATED DOCUMENT, THE DEBT FINANCING OR THE CONTEMPLATED TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 8.11. Service of Process. Each party hereto irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 8.10(a) in any such action or proceeding by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 8.2. However, the foregoing will not limit the right of a party hereto to effect service of process on the other party by any other legally available method.

Section 8.12. Specific Performance.

(a) The parties hereto acknowledge and agree that, in the event of any breach of this Agreement, irreparable harm would occur that monetary damages could not make whole. It is accordingly agreed that (i) each party hereto will be entitled, subject to Section 8.12(b), in addition to any other remedy to which it may be entitled at law or in equity, to compel specific performance to prevent or restrain breaches or threatened breaches of this Agreement in any action without the posting of a bond or undertaking and (ii) the parties hereto will, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at law and any other objections to specific performance of this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, the parties hereto hereby acknowledge and agree that the Company shall be entitled to specific performance to cause Parent to draw down the full proceeds of the Cash Equity pursuant to the terms and conditions of the Equity Commitment Letter and to cause Parent to effect the Closing in accordance with Section 1.2, in each case, only if (i) all conditions to Closing set forth in Section 6.1 and Section 6.2 have been satisfied or waived (other than conditions that by their terms are to be satisfied by the delivery of documents or the taking of actions at the Closing, as applicable, each of which would be satisfied if the Closing were to occur at such time), (ii) the Debt Financing (or Alternative Debt Financing in accordance with Section 5.20) has been funded or will be funded at the Closing, (iii) the Company has confirmed to Parent and Merger Sub by irrevocable written notice that the Company is ready, willing and able to effect the Closing on such date of notice and at all times during the three (3) Business Day period immediately thereafter, and (iv) Parent and Merger Sub fail to effect the Closing prior to 5:00 p.m. on the third (3rd) Business Day following the date of receipt of such written notification by Parent and Merger Sub.

Section 8.13. Interpretation. When reference is made in this Agreement to a Section, such reference will be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” will not be exclusive. All references to “dollars” or “$” or “US$” in this Agreement refer to United States dollars, which is the currency used for all purposes in this Agreement. When used in reference to information or documents, the phrase “made available” means that the information or documents referred to have been uploaded to the virtual data room hosted on DealRoom under the project name “Project Resistance” at least two (2) Business Days prior to the date of this Agreement. References to “ordinary course of business” refer to the ordinary course of business of the Company and the Subsidiaries of the Company, taken as a whole, including reasonable actions or omissions taken or to be taken by the Company in good faith from time to time in response to changing economics and other conditions, circumstances or events, including relating to or arising from COVID-19 or COVID-19 Measures and the results thereof. Whenever used in this Agreement, any noun or pronoun will be deemed to include the plural as well as the singular and to cover all genders. This Agreement will not be construed without regard to any presumption or rule requiring construction or interpretation against the party hereto drafting or causing any instrument to be drafted. Time is of the essence with respect to the performance of the obligations set forth in this Agreement and the provisions hereof will be interpreted as such.

Section 8.14. Debt Financing Source Matters. Notwithstanding anything herein to the contrary (but in all cases subject to and without in any way limiting the liability or obligations of the Debt Financing Sources, and the rights, remedies and claims of Parent or any of its Affiliates, under or pursuant to the Debt Commitment Letter or any other agreement entered into with respect to the Debt Financing), Company, on behalf of itself and its Subsidiaries, hereby (a) agrees that the Debt Financing Sources will not have any liability (whether in contract or in tort, in law or in equity, or granted by statute or otherwise) for any claims, causes of action, obligations or any related losses, costs or expenses arising under, out of, in connection with or related in any manner to this Agreement or any of the Contemplated Transactions or based on, in respect of or by reason of this Agreement or its negotiation, execution, performance or breach, (b) agrees that the Debt Commitment Letter, the Definitive Agreements and/or the Debt Financing and any dispute arising under, out of, in connection with or related in any manner to the Debt Commitment Letter, the Definitive Agreements and/or Debt Financing will be governed by and construed in accordance with the Laws of the State of New York, (c) irrevocably and unconditionally waives, to the fullest extent permitted by Law, any right it may have to a trial by jury in respect of any ligation directly or indirectly arising out of the Debt Commitment Letter, the Definitive Agreements and/or the Debt Financing or

the performance of services in respect thereof or thereunder, (d) agrees (without limiting the foregoing clause (a)) not to bring any suit, action or proceeding against the Debt Financing Sources or which may arise pursuant to the Debt Commitment Letter, the Definitive Agreements and/or the Debt Financing or the performance of services in respect thereof or thereunder in any forum other than a New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in the City of New York, and the Company on behalf of itself and its Subsidiaries irrevocably consent to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and agrees that it will not, and will not support any of its Affiliates in bringing, any suit, action or proceeding in any other court, (e) agrees that only Parent, Merger Sub, Surviving Corporation or their respective Subsidiaries shall be permitted to bring any claim (including any claim for specific performance) against a Debt Financing Source for failing to satisfy any obligation to fund the Debt Financing pursuant to the terms of any of the agreements entered into in connection with the Debt Financing (including the Debt Commitment Letter), (f) agree in no event will any Debt Financing Source be liable to the Company or its Subsidiaries for consequential, special, exemplary, punitive or indirect damages (including any loss of profits, business, or anticipated savings), or damages of a tortious nature in connection with the Debt Financing and (g) agree that the Debt Financing Sources are express third party beneficiaries of Section 7.5(f)(ii) and this Section 8.14 of this Agreement, and the Debt Financing Sources may enforce such rights under such provisions and such provisions (and any definitions used in such provisions or any other provision of this Agreement to the extent an amendment, supplement, waiver or other modification of such provisions would materially modify and abrogate the substance of this Section) shall not be amended, supplemented, waived or otherwise modified in any way adverse to any Debt Financing Source without the prior written consent of each related Debt Financing Source. Notwithstanding anything to the contrary contained herein, any modification, waiver or termination of (i) Section 8.5, (ii) Section 8.7, (iii) Section 8.10, (iv) Section 7.7, (v) the proviso of Section 8.6 or (vi) this Section 8.14 or the definition of “Debt Financing Sources” (or any other provision of this Agreement to the extent such modification, waiver or termination would modify the substance of such Sections or such definition) that is adverse to any Debt Financing Sources will not be effective without the prior written consent of the Lenders. This Section 8.14 will, with respect to the matters referenced herein, supersede any provision of this Agreement to the contrary. The provisions of this Section 8.14 will survive any termination of this Agreement.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, each of Parent, Merger Sub and the Company has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

RESISTANCE ACQUISITION, INC.
By:	/s/ Adam Dilluvio
Name:	Adam Dilluvio
Title:	Secretary and Treasurer

IN WITNESS WHEREOF, each of Parent, Merger Sub and the Company has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

RESISTANCE MERGER SUB, INC.

By:	/s/ Adam Dilluvio
Name:	Adam Dilluvio
Title:	Secretary and Treasurer

IN WITNESS WHEREOF, each of Parent, Merger Sub and the Company has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

PARATEK PHARMACEUTICALS, INC.

By:	/s/ Evan Loh
Name:	Evan Loh, M.D.
Title:	Chief Executive Officer

Annex B

FORM OF CONTINGENT VALUE RIGHTS AGREEMENT

THIS CONTINGENT VALUE RIGHTS AGREEMENT, dated as of [•], 2023 (this “Agreement”), is entered into by and between Resistance Acquisition, Inc., a Delaware corporation (“Parent”), and [•], a [•] (“Rights Agent”).

RECITALS

WHEREAS, Parent, Resistance Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of Parent (“Merger Sub”), and Paratek Pharmaceuticals, Inc., a Delaware corporation (the “Company”), have entered into an Agreement and Plan of Merger dated as of June 6, 2023 (as it may be amended or supplemented from time to time pursuant to the terms thereof, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, all upon the terms and conditions set forth in the Merger Agreement; and

WHEREAS, pursuant to the Merger Agreement, the outstanding shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) will convert into the right to receive (i) the Cash Consideration and (ii) one (1) contractual contingent value right as hereinafter described.

NOW, THEREFORE, in consideration of the foregoing and the consummation of the transactions referred to above, Parent and Rights Agent agree, for the equal and proportionate benefit of all Holders (as hereinafter defined), as follows:

1. DEFINITIONS; CERTAIN RULES OF CONSTRUCTION

1.1. Definitions. Capitalized terms used but not otherwise defined herein will have the meanings ascribed to them in the Merger Agreement. As used in this Agreement, the following terms will have the following meanings:

“Acting Holders” means, at the time of determination, Holders of at least forty percent (40%) of the outstanding CVRs.

“BARDA Contract” means that certain Award/Contract, dated as of December 18, 2019, by and between ASPR-BARDA and the Company, as modified March 27, 2020, July 29, 2021, September 23, 2021 and December 15, 2022 and as it may be further amended or supplemented from time to time pursuant to the terms thereto.

“BARDA Payments” means all fees, milestones, funding, reimbursements and any and all other payments paid to or accrued by any Selling Entity pursuant to or in connection with the BARDA Contract or from the Biomedical Advanced Research and Development Authority.

“Board Resolution” means a copy of a resolution certified by the secretary or an assistant secretary of Parent to have been duly adopted by the board of directors of Parent and to be in full force and effect on the date of such certification, and delivered to the Rights Agent.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open in New York, New York.

“Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of this Agreement shall commence on the Effective Time and end on December 31 of the year in which the Effective Time occurs.

“Commercially Reasonable Efforts” means, with respect to the achievement of the Milestone, carrying out those obligations and tasks in a good faith, diligent manner without unreasonable interruption, pause or delay, including (without limitation) a level of effort and expenditure of resources that is consistent with commercially reasonable practices of a pharmaceutical company of comparable size as the Company relating to commercializing a similar product or product candidate, as applicable, at a similar stage in its development or product life as NUZYRA, taking into account, without limitation, issues of safety and efficacy, market potential, anticipated pricing and reimbursement rates, costs, expected profitability (including development costs, intellectual property defense costs, distribution and logistics and all other costs associated with NUZYRA), labeling, pricing reimbursement, methods of distribution, the competitiveness of alternative products in the marketplace or under development, market exclusivity (including the patent, regulatory and other proprietary position of NUZYRA), the applicable regulatory environment and relevant commercial, financial, technical, legal, scientific and/or medical factors; provided, however, that the potential payment of the Milestone Payment Amount under this Agreement shall not be taken into account by Parent in determining the level of efforts to be asserted to achieve the Milestone. For the avoidance of doubt, Commercially Reasonable Efforts will not mean that a party guarantees that it will actually achieve the Milestone, and a failure to achieve the Milestone may still be consistent with Commercially Reasonable Efforts.

“CVRs” means the rights of Holders to receive contingent cash payments pursuant to the Merger Agreement and this Agreement.

“CVR Register” has the meaning set forth in Section 2.3(b).

“DTC” means The Depository Trust Company or any successor thereto.

“Governmental Body” means any federal, state, provincial, local, municipal, foreign or other governmental or quasi-governmental authority, including, any arbitrator or arbitral body, mediator and applicable securities exchanges, or any department, minister, agency, commission, commissioner, board, subdivision, bureau, agency, instrumentality, court or other tribunal of any of the foregoing.

“Government Payments” means any payments related to NUZYRA paid to or accrued by any Selling Entity from a governmental entity solely with respect to any amounts invoiced by or on behalf of any Selling Entity resulting from a subscription model, pull incentive or other incentive mechanism created by legislation.

“Holder” means a Person in whose name a CVR is registered in the CVR Register at the applicable time.

“Independent Accountant” means an independent certified public accounting firm of nationally recognized standing designated either (i) jointly by the Rights Agent and Parent, or (ii) if such Persons fail to make a designation, jointly by an independent public accounting firm selected by Parent and an independent public accounting firm selected by the Rights Agent.

“Loss” has the meaning set forth in Section 3.2(f).

“Milestone” means the achievement of Net Sales of NUZYRA in the United States equal to or exceeding $320 million during any Calendar Year period.

“Milestone Notice” has the meaning set forth in Section 2.4(a).

“Milestone Payment Amount” means $0.85 per CVR, without interest, if, prior to or on December 31, 2026, the Milestone is achieved.

“Milestone Payment Date” has the meaning set forth in Section 2.4(b).

“Milestone Trigger Date” means the date on which the Milestone is first achieved.

“Net Sales” means the gross amount invoiced by or on behalf of any Selling Entity for NUZYRA sold to third parties other than any other Selling Entity, less (a) the Permitted Deductions, less (b) the BARDA Payments, less (c) the Government Payments, less (d) Royalty Revenue in each case, as determined in accordance with the applicable Selling Entity’s usual and customary accounting methods consistent with the treatment of other branded prescription products commercialized by the applicable Selling Entity, which shall be in accordance with generally accepted accounting principles (“GAAP”), including the accounting methods for translating activity denominated in foreign currencies into United States dollar amounts. In the case of any sale of NUZYRA between or among the Company, its Affiliates, distributors, licensees and sublicensees, for resale, Net Sales will be calculated as above only on the value charged or invoiced on the first arm’s-length sale thereafter to a third party. In the case of any sale for value other than exclusively for money (but excluding any patient assistance programs), Net Sales will be calculated on the market price of NUZYRA in the jurisdiction of sale during the relevant period.

“Net Sales Statement” means, the written statement of Parent, setting forth with reasonable detail: (1) a calculation of cumulative Net Sales in the United States of NUZYRA for the period to which the Net Sales Statement relates, (2) a calculation of the Permitted Deductions recorded during the period to which the Net Sales Statement relates, (3) a calculation of the BARDA Payments recorded during the period to which the Net Sales Statement relates, (4) a calculation of the Government Payments recorded during the period to which the Net Sales Statement relates, (5) a calculation of Royalty Revenue recorded during the period to which the Net Sales Statement relates and (6) to the extent that sales for NUZYRA are recorded in currencies other than United States dollars, the exchange rates used for conversion of such foreign currency into United States dollars.

“NUZYRA” means the oral or intravenous formulations of omadacycline known as NUZYRA.

“Officer’s Certificate” means a certificate signed by the chief executive officer, president, chief financial officer, any vice president, the controller, the treasurer or the secretary, in each case of Parent, in his or her capacity as such an officer, and delivered to the Rights Agent.

“Permitted Deductions” means, without duplication, the following deductions to the extent included in the gross invoiced sales price of NUZYRA, or otherwise directly paid or incurred by the Selling Entity with respect to the sale:

(1) normal and customary trade and quantity discounts, including prompt payment discounts, actually allowed and properly taken directly with respect to sales of NUZYRA;

(2) amounts repaid or credited by reasons of defects, recalls, returns, rebates or allowances of goods or because of retroactive price reductions specifically identifiable to NUZYRA;

(3) chargebacks, rebates (or the equivalent thereof) and other amounts paid on sale of NUZYRA, including such payments mandated by programs of Governmental Bodies;

(4) rebates (or the equivalent thereof) and administrative fees paid to medical healthcare organizations, to group purchasing organizations or to trade customers in line with approved contract terms or other normal and customary understandings and arrangements;

(5) tariffs, duties, excise, sales, value-added and other taxes (other than taxes based on net income) and charges of Governmental Bodies;

(6) reasonable reserves made for uncollectible debt or amounts on previously sold products to the extent actual collections do not ultimately exceed the amount of Net Sales net of such reserves;

(7) discounts pursuant to indigent patient programs and patient discount programs and coupon discounts;

(8) transportation, freight, postage, importation, shipping insurance and other handling expenses;

(9) institutional and other buying group chargebacks;

(10) that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111 148 (as amended) and reasonably allocable to sales of NUZYRA;

(11) the portion of administrative fees paid during the relevant time period to group purchasing organizations, pharmaceutical benefit managers, or Medicare Prescription Drug Plans relating to NUZYRA;

(12) amounts paid or credited to wholesalers for services related to the sales of NUZYRA; and

(13) required distribution commissions and fees (including fees related to services provided pursuant to distribution service agreements with wholesalers, fee-for-service wholesaler fees and inventory management fees) payable to any third party providing distribution services to the Company.

“Permitted Transfer” means: a Transfer of a CVR (a) on death of a Holder by will or intestacy; (b) pursuant to a court order; (c) by operation of law (including by consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; or (d) in the case of a CVR held in book-entry or other similar nominee form, from a nominee to a beneficial owner and, if applicable, through an intermediary, to the extent allowable by DTC.

“Progress Report” has the meaning set forth in Section 4.5.

“Review Request Period” has the meaning set forth in Section 4.8(a).

“Rights Agent” means the Rights Agent named in the first paragraph of this Agreement, until a successor Rights Agent will have become such pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” will mean such successor Rights Agent.

“Royalty Revenue” means all fees, milestones, royalties and other payments paid to or accrued by any Selling Entity by any third party licensor in consideration for a license to any Patents or other Intellectual Property of the Selling Entities, including, but not limited to, (a) any payments (including but not limited to royalties, milestones, and sublicense revenue) received by any Selling Entity pursuant to a license agreement between such Selling Entity and a third party headquartered in China, including that certain License and Collaboration Agreement, by and between Zai Lab (Shanghai) Co., Ltd. and Paratek Bermuda Ltd., dated April 21, 2017 and as it may be further amended or supplemented from time to time pursuant to the terms thereto; (b) any such payments that are made or owed pursuant to any future license agreements between the Selling entity and a third party for the exploitation of NUZYRA; (c) any royalties received by the Selling Entity under an agreement to exploit NUZYRA; and (d) any amounts received by any Selling Entity from a third party for sale of the right to receive royalties based on sales of NUZYRA.

“Selling Entity” means Parent and each of its controlled Affiliates, licensees, sublicensees and other rights transferees.

“Transfer” means any transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise), the offer to make such a transfer or other disposition, and each contract, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

1.2. Rules of Construction. Except as otherwise explicitly specified to the contrary, (a) references to a Section means a Section of this Agreement unless another agreement is specified, (b) the word “including” (in its various forms) means “including without limitation,” (c) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, rules or regulation, in each case as amended or otherwise modified from time to time, (d) words in the singular or plural form include the plural and singular form, respectively, (e) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement and (f) all references to dollars or “$” refer to United States dollars.

2. CONTINGENT VALUE RIGHTS

2.1. CVRs; Appointment of Rights Agent.

(a) The CVR represents the rights of Holders to receive contingent cash payments pursuant to this Agreement. The initial Holders will be the holders of shares of Company Common Stock (other than any Dissenting Shares), immediately prior to the Effective Time that are validly converted into Merger Consideration pursuant to Section 2.1(a) of the Merger Agreement. After the date hereof, Parent may from time to time instruct the Rights Agent to include as Holders certain record holders of Company Convertible Notes who have elected to convert such Company Convertible Notes into Merger Consideration pursuant to Section 5.20 of the Merger Agreement and the First Supplemental Indenture in respect of such Company Convertible Notes.

(b) Parent hereby appoints the Rights Agent to act as Rights Agent for Parent in accordance with the express terms and conditions (and no implied terms and conditions) set forth in this Agreement, and the Rights Agent hereby accepts such appointment.

2.2. Nontransferable. The CVR may not be sold, assigned, Transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted Transfer.

2.3. No Certificate; Registration; Registration of Transfer; Change of Address.

(a) The CVR will not be evidenced by a certificate or other instrument.

(b) The Rights Agent will keep a register (the “CVR Register”) for the purpose of registering CVRs and Transfers of CVRs as herein provided and shall update and maintain the CVR Register from time to time at Parent’s instruction to reflect the then updated list of Holders (including record holders of Company Convertible Notes who have elected to convert such Company Convertible Notes into Merger Consideration pursuant to Section 5.20 of the Merger Agreement and the First Supplemental Indenture in respect of such Company Convertible Notes). The CVR Register will initially show one position for Cede & Co representing all the shares of Company Common Stock held by DTC on behalf of the street holders of the shares of Company Common Stock as of immediately prior to the Effective Time. The Rights Agent will have no responsibility whatsoever directly to the street name holders with respect to Transfers of CVRs unless and until such CVRs are Transferred into the name of such street name holders in accordance with Section 2.2 of this Agreement. With respect to any payments to be made under Section 2.4 below, the Rights Agent will accomplish the payment to any former street name holders of shares of Company Common Stock by sending one lump payment to DTC. The Rights Agent will have no responsibilities whatsoever with regard to the distribution of payments by DTC to such street name holders.

(c) Subject to the restrictions on transferability set forth in Section 2.2, every request made to Transfer a CVR must be in writing and accompanied by a written instrument of Transfer in form reasonably satisfactory to the Rights Agent pursuant to its guidelines, duly executed by the Holder thereof, the Holder’s attorney duly authorized in writing, the Holder’s personal representative or the Holder’s survivor, and setting forth in reasonable detail the circumstances relating to the Transfer. Upon receipt of such written notice, the Rights Agent will, subject to its reasonable determination that the Transfer instrument is in proper form and the Transfer otherwise complies with the other terms and conditions of this Agreement (including the provisions of Section 2.2), register the Transfer of the CVRs in the CVR Register. No service charge shall be made for any registration of Transfer of a CVR, but Parent may require payment of a sum sufficient to cover any stamp or other tax or governmental charge that is imposed in connection with any such registration of Transfer. The

Rights Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment by a Holder of a CVR of applicable taxes or charges unless and until the Rights Agent is satisfied that all such taxes or charges have been paid. All duly Transferred CVRs registered in the CVR Register will be the valid obligations of Parent and will entitle the transferee to the same benefits and rights under this Agreement as those held immediately prior to the Transfer by the transferor. No Transfer of a CVR will be valid until registered in the CVR Register.

(d) A Holder may make a written request to the Rights Agent to change such Holder’s address of record in the CVR Register. The written request must be duly executed by the Holder. Upon receipt of such written notice, the Rights Agent will, promptly record the change of address in the CVR Register.

2.4. Payment Procedures.

(a) As promptly as practicable, and in any event on or before the thirtieth (30th) calendar day following the Milestone Trigger Date, Parent will deliver to the Rights Agent a notice (the “Milestone Notice”) indicating that the Milestone was achieved. Parent will duly deposit or cause to be deposited with the Rights Agent, upon or prior to the delivery of the Milestone Notice, the applicable Milestone Payment Amount to be made to the Holders in accordance with the terms of this Agreement. Such amounts shall be considered paid if on such date the Rights Agent has received in accordance with this Agreement money sufficient to pay all such amounts then due.

(b) The Rights Agent will, within twenty (20) calendar days of receipt of the Milestone Notice (each such date, a “Milestone Payment Date”), send each Holder at its registered address a copy of the Milestone Notice.    At the time the Rights Agent sends a copy of the Milestone Notice to the Holders, the Rights Agent will also pay the applicable Milestone Payment Amount to each of the Holders (the amount to which each Holder is entitled to receive will be the applicable Milestone Payment Amount multiplied by the number of CVRs held by such Holder as reflected on the CVR Register) by check mailed to the address of each Holder as reflected in the CVR Register as of the close of business on the last Business Day prior to such Milestone Payment Date.

(c) Parent shall be entitled to deduct or withhold, or cause the Rights Agent to deduct or withhold, from any Milestone Payment Amount otherwise payable pursuant to this Agreement such amounts as may be required to be deducted or withheld therefrom under the Code, the Treasury Regulations thereunder, or any other applicable tax law, as may be determined by Parent or the Rights Agent. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

(d) Any portion of any Milestone Payment Amount that remains undistributed to the Holders six (6) months after an applicable Milestone Payment Date will be delivered by the Rights Agent to Parent, upon demand, and any Holder will thereafter look only to Parent for payment of such Milestone Payment Amount, without interest.

2.5. No Voting, Dividends or Interest; No Equity or Ownership Interest in Parent.

(a) The CVR will not have any voting or dividend rights, and interest will not accrue on any amounts payable on the CVR to any Holder.

(b) The CVR will not represent any equity or ownership interest in Parent or in any constituent company to the Merger, or any of their respective Subsidiaries (including the Surviving Corporation). The sole right of each Holder to receive property hereunder is the right to receive the Milestone Payment Amount, in accordance with the terms hereof.

2.6. Ability to Abandon CVR. A Holder may at any time, at such Holder’s option, abandon all of such Holder’s remaining rights represented by CVRs by Transferring such CVR to Parent or a Person nominated in writing by Parent (with written notice thereof from Parent to the Rights Agent) without consideration in compensation therefor, and such rights will be cancelled, with the Rights Agent being promptly notified in writing by Parent of such Transfer and cancellation. Nothing in this Agreement is intended to prohibit Parent or any of its Affiliates from offering to acquire or acquiring CVRs, in private transactions or otherwise, for consideration in its sole discretion. Any CVRs acquired by Parent or any of its Affiliates shall be automatically deemed extinguished and no longer outstanding for purposes of this Agreement.

3. THE RIGHTS AGENT

3.1. Certain Duties and Responsibilities. The Rights Agent will not have any liability for any actions taken or not taken in connection with this Agreement, except to the extent such liability arises as a result of the willful or intentional misconduct, bad faith or gross negligence of the Rights Agent.

3.2. Certain Rights of Rights Agent. The Rights Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations will be read into this Agreement against the Rights Agent. In addition:

(a) the Rights Agent may rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by Parent;

(b) whenever the Rights Agent will deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Rights Agent may, in the absence of bad faith, gross negligence or willful or intentional misconduct on its part, rely upon an Officer’s Certificate;

(c) the Rights Agent may engage and consult with counsel of its selection and the written advice of such counsel or any opinion of counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in the absence of bad faith and in reliance thereon;

(d) the permissive rights of the Rights Agent to do things enumerated in this Agreement will not be construed as a duty;

(e) the Rights Agent will not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the premises;

(f) Parent agrees to indemnify the Rights Agent for, and to hold the Rights Agent harmless from and against, any loss, liability, damage, judgment, fine, penalty, cost or expense (each, a “Loss”) suffered or incurred by the Rights Agent and arising out of or in connection with the Rights Agent’s performance of its obligations or duties under this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder, except to the extent such Loss has been determined by a court of competent jurisdiction to be a result of the Rights Agent’s gross negligence, bad faith or willful or intentional misconduct; provided that this Section 3.2(f) shall not apply with respect to income, receipt, franchise or similar taxes;

(g) Parent agrees (i) to pay the fees and expenses of the Rights Agent in connection with this Agreement as agreed upon in writing by Rights Agent and Parent on or prior to the date hereof, and (ii) to reimburse the Rights Agent for all taxes and governmental charges, reasonable expenses and other charges of any kind and nature incurred by the Rights Agent in the execution of this Agreement (other than taxes imposed on or measured by the Rights Agent’s net income and franchise or similar taxes imposed on it (in lieu of net income taxes)). The Rights Agent will also be entitled to reimbursement from Parent for all reasonable and necessary out-of-pocket expenses paid or incurred by it in connection with the administration by the Rights Agent of its duties hereunder.

3.3. Resignation and Removal; Appointment of Successor.

(a) The Rights Agent may resign at any time by giving written notice thereof to Parent specifying a date when such resignation will take effect, which notice will be sent at least sixty (60) days prior to the date so specified, but in no event will such resignation become effective until a successor Rights Agent has been appointed. Parent has the right to remove Rights Agent at any time by a Board Resolution specifying a date when such removal will take effect but no such removal will become effective until a successor Rights Agent has been appointed.

(b) If the Rights Agent provides notice of its intent to resign, is removed or becomes incapable of acting, Parent, by a Board Resolution as soon as is reasonably possible will appoint a qualified successor Rights Agent, who may be a Holder but may not be an officer of Parent. The successor Rights Agent so appointed will, forthwith upon its acceptance of such appointment in accordance with Section 3.4, become the successor Rights Agent.

(c) Parent will give notice of each resignation and each removal of a Rights Agent and each appointment of a successor Rights Agent by mailing written notice of such event by first-class mail to the Holders as their names and addresses appear in the CVR Register. Each notice will include the name and address of the successor Rights Agent. If Parent fails to send such notice within ten (10) days after acceptance of appointment by a successor Rights Agent, the successor Rights Agent will cause the notice to be mailed at the expense of Parent.

(d) The Rights Agent will reasonably cooperate with Parent and any successor Rights Agent in connection with the transition of the duties and responsibilities of the Rights Agent to the successor Rights Agent, including the transfer of all relevant data, including the CVR Register, to the successor Rights Agent.

3.4. Acceptance of Appointment by Successor. Every successor Rights Agent appointed hereunder will execute, acknowledge and deliver to Parent and to the retiring Rights Agent an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the retiring Rights Agent. On request of Parent or the successor Rights Agent, the retiring Rights Agent will execute and deliver an instrument transferring to the successor Rights Agent all the rights, powers and trusts of the retiring Rights Agent, except such rights that survive its resignation or removal under the terms hereunder.

4. COVENANTS

4.1. List of Holders. Parent will furnish or cause to be furnished to the Rights Agent in such form as Parent receives from the Company’s transfer agent (or other agent performing similar services for the Company), the names and addresses of the Holders within fifteen (15) Business Days of the Effective Time.

4.2. Payment of Milestone Payment Amount. Parent will promptly deposit with the Rights Agent, for payment to each Holder, the Milestone Payment Amount, if any, prior to the Milestone Payment Date if such amount is payable in accordance with the terms of this Agreement.

4.3. Milestones. Parent shall, and shall cause its controlled Affiliates to, use Commercially Reasonable Efforts to achieve the Milestone.

4.4. Books and Records. Parent shall, and shall cause its subsidiaries to, keep true, complete and accurate records in sufficient detail to enable the Holders and the Independent Accountant to determine the amounts payable hereunder pursuant to Section 4.8 hereof.

4.5. Progress Reports. Within sixty (60) days after the end of each Calendar Year prior to the achievement Milestone Trigger Date, Parent shall provide the Rights Agent with a written report setting forth in reasonable detail the activities Parent and its Affiliates have undertaken in the preceding twelve (12)-month period to market and commercialize NUZYRA (each, a “Progress Report”).

4.6. Net Sales Statements. For each Calendar Year ending on or prior to December 31, 2026, Parent shall provide the Rights Agent with a Net Sales Statement within sixty (60) days after the end of such Calendar Year.

4.7. Non-Use of Name. Neither the Rights Agent nor the Holders shall use the name, trademark, trade name or logo of Parent, its Affiliates, or their respective employees in any publicity or news release relating to this Agreement or its subject matter, without the prior express written permission of Parent, except if and to the extent that the Rights Agent or any Holder is required to make any public disclosure or filing regarding the subject matter of this Agreement (i) by applicable law, (ii) pursuant to any rules or regulations of any securities exchange of which the securities of such Person or any of its affiliates are listed or traded, or (iii) with respect to a dispute pursuant to this Agreement between any of the Holders, the Rights Agent, Parent or its Affiliates.

4.8. Audits.

(a) Upon the written request of the Rights Agent or the Acting Holders within thirty (30) days of the delivery of any Net Sales Statement (each period, a “Review Request Period”) but no more than once per Calendar Year, Parent shall permit, and shall cause its controlled Affiliates to permit, the Independent Accountant to have access during normal business hours to such of the records of the Company as may be reasonably necessary to verify the accuracy of the Net Sales Statement and the figures underlying the calculations set forth therein, including, without limitation, all written materials related to any sale transaction reasonably requested by such Independent Accountant. The Independent Accountant shall be charged to come to a final determination with respect to only those specific items in the Net Sales Statement that the parties disagree on and submit to it for resolution. All other items in the Net Sales Statement that the parties do not submit, prior to the end of the Review Request Period, to the Independent Accountant for resolution shall be deemed to be agreed by the parties and the Independent Accountant shall not be charged with calculating or validating those agreed upon items. If issues are submitted to the Independent Accountant for resolution, Parent shall, and shall cause to its controlled Affiliates to, furnish to the Independent Accountant such access, work papers and other documents and information related to those disputed issues as the Independent Accountant may request and as are available to Parent. The Independent Accountant shall disclose to Parent and the Acting Holders any matters directly related to their findings to the extent necessary to verify the accuracy or completeness of the Net Sales Statements. The fees charged by such accounting firm shall be paid by Parent.

(b) If the Independent Accountant concludes that the Milestone was achieved and the Milestone Payment Amount was not paid to the Holders, Parent shall pay or caused to be paid to the Rights Agent the Milestone Payment Amount with respect to each CVR within ninety (90) calendar days of the date the Acting Holders deliver to Parent the Independent Accountant’s written report. The decision of the Independent Accountant shall be final, conclusive and binding on Parent and the Holders, shall be non-appealable and shall not be subject to further review.

(c) If, upon the expiration of a Review Request Period, the Acting Holders have not requested a review of the Net Sales Statement in accordance with this Section 4.8, the calculations set forth in such Net Sales Statement shall be binding and conclusive upon the Holders.

(d) Each Person seeking to receive information from Parent in connection with an audit pursuant to this Section 4.8 shall enter into, and shall cause its accounting firm to enter into, a reasonable and mutually satisfactory confidentiality agreement with Parent or any controlled Affiliate obligating such Person to retain all such information disclosed to such Person in confidence pursuant to such confidentiality agreement.

5. AMENDMENTS

5.1. Amendments without Consent of Holders.

(a) Notwithstanding anything else to the contrary herein, without the consent of any Holders or the Rights Agent, Parent, when authorized by a Board Resolution, at any time and from time to time, may enter into one or more amendments hereto, to evidence the succession of another Person to Parent and the assumption by any such successor of the covenants of Parent herein as provided in Section 6.3.

(b) Without the consent of any Holders, Parent, when authorized by a Board Resolution, and the Rights Agent, in the Rights Agent’s sole and absolute discretion, at any time and from time to time, may enter into one or more amendments hereto, for any of the following purposes:

(i) to evidence the succession of another Person as a successor Rights Agent and the assumption by any such successor of the covenants and obligations of the Rights Agent herein;

(ii) to add to the covenants of Parent such further covenants, restrictions, conditions or provisions as Parent and the Rights Agent will consider to be for the protection of the Holders; provided that, in each case, such provisions do not materially adversely affect the interests of the Holders;

(iii) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided that, in each case, such provisions do not materially adversely affect the interests of the Holders;

(iv) as may be necessary or appropriate to ensure that the CVR is not subject to registration under the Securities Act or the Exchange Act;

(v) to cancel CVRs in the event that (i) any Holder has abandoned its rights to such CVRs in accordance with Section 2.6 or (ii) following a Transfer of such CVRs to Parent or its Affiliates in accordance with Section 2.2 or Section 2.3;

(vi) as may be necessary to ensure that Parent complies with applicable Law; provided that in each case, such amendments shall not adversely affect the interests of the Holders; or

(vii) any other amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, unless such addition, elimination or change is materially adverse to the interests of the Holders.

(c) Promptly after the execution by Parent and the Rights Agent of any amendment pursuant to the provisions of this Section 5.1, Parent will mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth in general terms the substance of such amendment.

5.2. Amendments with Consent of Holders.

(a) Subject to Section 5.1 (which amendments pursuant to Section 5.1 may be made without the consent of the Holders), with the consent of the Acting Holders, whether evidenced in writing or taken at a meeting of the Holders, Parent, when authorized by a Board Resolution, and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is materially adverse to the interest of the Holders; provided, however, that no such amendment shall, without the consent of the Holders of sixty-five percent (65%) of the outstanding CVRs:

(i) modify in a manner adverse to the Holders (A) any provision contained herein with respect to the termination of this Agreement or the CVRs, (B) the time for, and amount of, any payment to be made to the Holders pursuant to this Agreement, or (C) the Milestones,

(ii) reduce the number of CVRs, or

(iii) modify any provisions of this Section 5.2, except to increase the percentage of Holders from whom consent is required or to provide that certain provisions of this Agreement cannot be modified or waived without the consent of the Holder of each outstanding CVR affected thereby.

(b) Promptly after the execution by Parent and the Rights Agent of any amendment pursuant to the provisions of this Section 5.2, Parent will mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

5.3. Execution of Amendments. As a condition precedent to the execution of any amendment permitted by this Section 5.3 the Rights Agent will be entitled to receive, and will be fully protected in relying upon, an opinion of counsel selected by Parent stating that the execution of such amendment is authorized or permitted by this Agreement. Notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but is not obligated to, enter into any such amendment that affects the Rights Agent’s own rights, privileges, covenants or duties under this Agreement or otherwise.

5.4. Effect of Amendments. Upon the execution of any amendment under this Section 5, this Agreement will be modified in accordance therewith, such amendment will form a part of this Agreement for all purposes and every Holder will be bound thereby.

6. OTHER PROVISIONS OF GENERAL APPLICATION

6.1. Notices to Rights Agent and Parent. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when delivered in person, by overnight courier, by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or by electronic mail, or two (2) Business Days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

If to the Rights Agent, to it at:

[•]

[•]

[•]

[•]

Telephone:  [•]

Facsimile:   [•]

Attention:   [•]

If to Parent, to it at:

c/o Gurnet Point Capital

55 Cambridge Parkway, Suite 401

Cambridge, MA 02142

Email:         [***]

Attention:   Adam Dilluvio

with a copy to:

Latham & Watkins LLP

200 Clarendon Street

Boston, MA 02116

Telephone:    +1.617.948.6060

Facsimile:     +1.212.751.4864

Email:           [***]

                      [***]

Attention:     Peter Handrinos

                      Leah Sauter

The Rights Agent or Parent may specify a different address or facsimile number by giving notice in accordance with this Section 6.1.

6.2. Notice to Holders. Where this Agreement provides for notice to Holders, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder’s address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder will affect the sufficiency of such notice with respect to other Holders.

6.3. Parent Successors and Assigns. Parent may assign, in its sole discretion and without the consent of any other party hereto, any or all of its rights, interests and obligations hereunder to one or more direct or indirect wholly-owned subsidiaries of Parent or to any purchaser or licensee of substantially all rights to NUZYRA (each, an “Assignee”). Any such Assignee may thereafter assign, in its sole discretion and without the consent of any other party hereto, any or all of its rights, interests and obligations hereunder to one or more additional Assignees; provided, however, that in connection with any assignment to an Assignee, Parent and Merger Sub (and such other assignor, if applicable) shall remain liable for the performance by Parent and Merger Sub (and such other assignor, if applicable) of their obligations hereunder. This Agreement will be binding upon, inure to the benefit of and be enforceable by Parent’s successors, and this Agreement shall not restrict Parent’s or any successor’s ability to merge or consolidate pursuant to this Section 6.3 and each Assignee. If Parent assigns this Agreement to a third party prior to the termination of this Agreement in accordance with Section 6.9, the full Milestone Payment Amount shall become immediately due and payable to each of the Holders.

6.4. Benefits of Agreement. Nothing in this Agreement, express or implied, will give to any Person (other than the Rights Agent, Parent, Parent’s successors and assignees, and the Holders) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the Rights Agent, Parent, Parent’s successors and assignees, and the Holders. Except for the rights of the Rights Agent set forth herein, the Acting Holders will have the sole right, on behalf of all Holders, by virtue of or under any provision of this Agreement, to institute any action or proceeding with respect to this Agreement, and no individual Holder or other group of Holders will be entitled to exercise such rights. The rights of Holders are limited to those expressly provided in this Agreement.

6.5. Governing Law. This Agreement, the CVR and all actions arising under or in connection therewith shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

6.6. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. The parties hereto further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

6.7. Counterparts and Signature. This Agreement may be executed in two or more counterparts (including by facsimile or by an electronic scan delivered by electronic mail), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other party, it being understood that the parties hereto need not sign the same counterpart.

6.8. Jurisdiction; Waiver of Jury Trial.

(a) Each of the parties hereto hereby (i) expressly and irrevocably submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware (and the appellate courts thereof), in the event any dispute arises out of this Agreement or the Merger, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it shall not bring any action relating to this Agreement in any court other than the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware (and the appellate courts thereof); provided, that, each of the parties hereto has the right to bring any action or proceeding for enforcement of a judgment entered by such court in any other court or jurisdiction. Notwithstanding the foregoing, Parent and the Rights Agent may mutually agree to a jurisdiction other than Delaware for any litigation directly between Parent and the Rights Agent arising out of or relating to this Agreement.

(b) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT.

6.9. Termination. This Agreement will be terminated and of no force or effect, the parties hereto will have no liability hereunder, and no payments will be required to be made, upon the earlier to occur of (a) the payment in full of the potential Milestone Payment Amount required to be paid under the terms of this Agreement, (b) the expiration of the final Review Request Period (if there is no ongoing audit pursuant to Section 4.8 and assuming that any Milestone Payment Amount determined to be owed by the Independent Accountant is actually paid in accordance with the terms of this Agreement), or (c) if a written request is received during the final Review Request Period, the later of (i) the date that the final Independent Accountant’s written report is delivered to Parent and the Holders, or (ii) if applicable, the receipt of payment of the Milestone Payment Amount by all Holders, in each case, pursuant to Section 4.8.

6.10. Entire Agreement. This Agreement and the Merger Agreement (including the schedules, annexes and exhibits thereto and the documents and instruments referred to therein) contain the entire understanding of the parties hereto and thereto with reference to the transactions and matters contemplated hereby and thereby and supersedes all prior agreements, written or oral, among the parties with respect hereto and thereto. If and to the extent that any provision of this Agreement is inconsistent or conflicts with the Merger Agreement, this Agreement will govern and be controlling.

6.11. Further Assurances. Subject to the provisions of this Agreement, the parties hereto will, from time to time, do all acts and things and execute and deliver all such further documents and instruments, as the other parties hereto may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

RESISTANCE ACQUISITION, INC.

By:
Name:
Title:

[RIGHTS AGENT]

By:
Name:
Title:

[Signature Page to Contingent Value Rights Agreements]

Annex C

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of June 6, 2023 is entered into by and among [•], a [•] (“Stockholder”) and Resistance Acquisition, Inc., a Delaware corporation (“Parent”).

WHEREAS, contemporaneously with the execution of this Agreement, Parent, Resistance Merger Sub, Inc., a Delaware corporation and wholly owned Subsidiary of Parent (“Merger Sub”), and Paratek Pharmaceuticals, Inc. (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), providing, among other things, for the merger of Merger Sub with and into the Company with the Company continuing as the Surviving Corporation (the “Merger”); and

WHEREAS, as a condition of and inducement to Parent’s willingness to enter into the Merger Agreement, Stockholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain Definitions. For the purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in this Section 1.

“Acquisition Proposal” has the meaning set forth in the Merger Agreement.

“Additional Owned Shares” means all Shares and any other equity securities of the Company which are beneficially owned by Stockholder or any of its controlled Affiliates and are acquired after the date hereof and prior to the termination of this Agreement.

“Affiliate” has the meaning set forth in the Merger Agreement; provided, however, that the Company shall be deemed not to be an Affiliate of Stockholder.

“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Business Day” has the meaning set forth in the Merger Agreement.

“Company Stockholders Meeting” has the meaning assigned thereto in Section 2(a) hereof.

“Covered Shares” means the Owned Shares and Additional Owned Shares.

“Effective Time” has the meaning set forth in the Merger Agreement.

“Exchange Act” has the meaning set forth in the Merger Agreement.

“DGCL” means the Delaware General Corporation Law, as amended.

“Governmental Body” has the meaning set forth in the Merger Agreement.

“HSR Act” has the meaning set forth in the Merger Agreement.

“Improved Proposal” has the meaning assigned thereto in Section 2(a)(i) hereof.

“Owned Shares” means all Shares and any other equity securities of the Company which are beneficially owned by Stockholder or any of its controlled Affiliates as of the date hereof.

“Person” means any individual, a partnership, a corporation, a limited liability company, an unlimited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other entity, a governmental entity or any department, agency or political subdivision thereof or group (as defined in Section 13(d) of the Exchange Act).

“Representatives” has the meaning assigned thereto in Section 3(b) hereof.

“Shares” has the meaning set forth in the Merger Agreement.

“Subsidiary” has the meaning set forth in the Merger Agreement.

“Surviving Corporation” has the meaning set forth in the Merger Agreement.

“Transfer” means, with respect to a security, the transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such security or the beneficial ownership thereof, the offer to make such a transfer or other disposition, and the entrance into each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” shall have a correlative meaning.

2. Stockholder Vote.

(a) Voting Agreement. At any meeting of the stockholders of the Company, however called, or at any adjournment or postponement thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought (each, a “Company Stockholders Meeting”), Stockholder shall, and shall cause its controlled Affiliates to, (i) appear at each such meeting or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted), or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering, all Covered Shares:

(i) in favor of (x) adopting the Merger Agreement (for the purposes of this Section 2(a), as it may be modified or amended from time to time) and each of the transactions contemplated by the Merger Agreement, including the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof, the Merger and each of the other actions contemplated by the Merger Agreement and this Agreement or (y) to the extent recommended by the Board of Directors of the Company, any other transaction pursuant to which Parent proposes to acquire the Company, whether by tender offer, merger or otherwise, in which stockholders of the Company would receive consideration per Share equal to or greater than the consideration to be received by such stockholders in the Merger (an “Improved Proposal”),

(ii) in favor of any adjournment or postponement recommended by the Company with respect to any stockholder meeting with respect to the Merger Agreement and the Merger or any Improved Proposal,

(iii) against any Acquisition Proposal or any proposal relating to an Acquisition Proposal (other than the Merger Agreement or any Improved Proposal),

(iv) against any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, in each case other than any Improved Proposal,

(v) against any change in the Board of Directors of the Company that is not recommended or approved by the Board of Directors of the Company (other than in connection with the transactions described in clause (i) above) and

(vi) against any proposal, action or agreement that would (1) impede, frustrate, prevent or delay any provision of this Agreement, the Merger Agreement or the consummation of the Merger, (2) result in any of the conditions set forth in Article VI of the Merger Agreement not being fulfilled or (3) except as expressly contemplated by the Merger Agreement, change in any manner the capitalization of, including the voting rights of any class of capital stock of, the Company, in each cash other than any Improved Proposal. Stockholder shall not commit or agree to take any action inconsistent with the foregoing.

(b) Irrevocable Proxy.

(i) Stockholder hereby (A) irrevocably grants to, and appoints, Parent, and any Person designated in writing by Parent, and each of them individually, Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote all of the Covered Shares or grant a consent or approval in respect of the Covered Shares, in accordance with the terms of Section 2(a) hereof and (B) revokes any and all proxies heretofore given in respect of the Covered Shares.

(ii) The attorneys-in-fact and proxies named above are hereby authorized and empowered by Stockholder at any time after the date hereof and prior to the termination of this Agreement to act as Stockholder’s attorney-in-fact and proxy to vote the Covered Shares, and to exercise all voting, consent and similar rights of Stockholder with respect to the Covered Shares (including the power to execute and deliver written consents), at every Company Stockholders Meeting and in every written consent in lieu of such a meeting in accordance with the terms of Section 2(a) hereof.

(iii) Stockholder hereby represents to Parent that any proxies heretofore given in respect of the Covered Shares are not irrevocable and that any such proxies are hereby revoked. Stockholder hereby affirms that the irrevocable proxy granted herein is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy granted herein is coupled with an interest and may under no circumstances be revoked. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL. If for any reason the proxy granted herein is not irrevocable, Stockholder agrees to vote the Covered Shares in accordance with Section 2(a) hereof.

3. No Disposition or Solicitation.

(a) No Disposition or Adverse Act. Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, Stockholder shall not (i) Transfer any or all of the Covered Shares or any interest therein without the prior written consent of Parent, (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all Covered Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to any or all of the Covered Shares, (iv) deposit any or all of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any or all of the Covered Shares or (v) take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement, including the Merger; provided, however, that the foregoing restrictions shall not be deemed to restrict or prohibit the Stockholder from Transfers pursuant to any trading plan pursuant to Rule 10b5-1 under the Exchange Act established prior to the date hereof or Transfers to sell such number of Covered Shares as is necessary solely to satisfy any tax withholding obligations incurred upon the vesting or settlement of any equity-based awards that vest prior to the Effective Time. Any attempted Transfer of Covered Shares or any interest therein in violation of this Section 3(a) shall be null and void.

(b) Non-Solicitation. Stockholder hereby agrees that Stockholder shall not, and shall cause its controlled Affiliates and direct its representatives and agents (including its investment bankers, attorneys, accountants, consultants and advisors) involved in the transactions contemplated in the Merger Agreement (collectively, its “Representatives”) not to, directly or indirectly, (i) initiate, solicit, knowingly encourage or knowingly facilitate any inquiry with respect to, or the making, submission or announcement of any Acquisition Proposal, (ii) engage in negotiations with any Person (other than Parent, Merger Sub, or any designees of Parent or Merger Sub) with respect to any Acquisition Proposal or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal, or (iii) provide any non-public information to any Person (other than Parent, Merger Sub, or any designees of Parent or Merger Sub) in connection with any Acquisition Proposal or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal, (iv) approve, endorse or recommend or propose to approve, endorse or recommend any Acquisition Proposal, or any Person becoming an “interested stockholder” of the Company as defined in Section 203 of the DGCL, (v) enter into any letter of intent or agreement in principle or any agreement providing for any Acquisition Proposal or (vi) resolve to do, or agree or publicly announce an intention to do any of the foregoing. Stockholder shall, and shall direct its Representatives involved in the transactions contemplated in the Merger Agreement to, immediately cease any solicitation, discussions, or negotiations with any Person (other than Parent, Merger Sub, or any designees of Parent or Merger Sub) with respect to any Acquisition Proposal or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal. Stockholder agrees that if it (x) affirmatively permits any of its Representatives to take any action or (y) is made aware of an action by one of its Representatives and does not use its reasonable best efforts to exercise its available remedies to prohibit or terminate such action and, in each case, such action would constitute a material breach of this Section 3(b) if taken by Stockholder, then such action will be deemed to constitute a breach by Stockholder of this Section 3(b).

4. Additional Agreements.

(a) Certain Events. If, between the date of this Agreement and the Effective Time, the outstanding Shares are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, combination, exchange of shares, reclassification, recapitalization or other similar transaction affecting the Covered Shares or the acquisition of Additional Owned Shares or other securities or rights of the Company by Stockholder or any of its Affiliates, (i) the type and number of Covered Shares shall be adjusted appropriately, and (ii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Shares or other securities or rights of the Company issued to or acquired by Stockholder or any of its Affiliates.

(b) Waiver of Appraisal and Dissenters’ Rights and Actions. Stockholder hereby (i) waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Stockholder may have and (ii) agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective Affiliates or successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the transactions contemplated thereby, including Merger, including any claim (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging a breach of any fiduciary duty of the Board of Directors of the Company in connection with the Merger Agreement or the transactions contemplated thereby, including the Merger.

(c) Communications. Unless required by applicable law, Stockholder shall not, and shall cause its Representatives not to, make any press release, public announcement or other communication with respect to this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby without the prior written consent of Parent. Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent of Stockholder’s identity and holding of Covered Shares, and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Parent reasonably determines is required to be disclosed by applicable Law in any press release or any other disclosure document in connection with the Merger or any other transactions contemplated by the Merger Agreement and (ii) agrees as promptly as practicable to notify Parent of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document.

(d) Additional Owned Shares. Stockholder hereby agrees to notify Parent promptly in writing of the number and description of any Additional Owned Shares.

5. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as follows:

(a) Title. Stockholder is the sole record and beneficial owner of the Shares set forth on Schedule I, which constitute all of the capital stock and any other equity securities of the Company owned of record or beneficially by Stockholder and its controlled Affiliates on the date hereof and neither Stockholder nor any of its controlled Affiliates is the beneficial owner of, or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any other Shares or any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for Shares or such other equity securities. Stockholder has sole voting power, sole power of disposition and sole power to issue instructions with respect to the matters set forth in Sections 3 and 4 hereof and all other matters set forth in this Agreement, in each case with respect to all of the Owned Shares with no limitations, qualifications or restrictions on such rights, other than (i) as created by this Agreement, (ii) any applicable restrictions on transfer under the Securities Act of 1933, as amended (“Securities Act”) or any state securities law and (iii) community property restrictions under applicable law (collectively, “Permitted Liens”) . Except as permitted by this Agreement, the Owned Shares and the certificates representing such shares, if any, are now, and at all times during the term hereof will be, held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of any and all liens, pledges, claims, options, proxies, voting trusts or agreements, security interests, understandings or arrangements or any other encumbrances whatsoever on title, transfer or exercise of any rights of a stockholder in respect of the Owned Shares, other than Permitted Liens.

(b) Authority. Stockholder has all necessary power and authority and legal capacity to execute, deliver and perform all of Stockholder’s obligations under this Agreement, and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of Stockholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(c) Due Execution and Delivery. This Agreement has been duly and validly executed and delivered by Stockholder and, assuming due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms. If Stockholder is married, and any of the Covered Shares constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, binding and enforceable, this Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, Stockholder’s spouse, enforceable against Stockholder’s spouse in accordance with its terms.

(d) No Filings; No Conflict or Default. Except for filings under the HSR Act, any competition, antitrust and investment laws or regulations of foreign jurisdictions and the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any Governmental Body or any other Person is necessary for the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby and the compliance by Stockholder with the provisions hereof. None of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind which, in each case, is legally binding upon a party, including any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust, to which Stockholder is a party or by which Stockholder or any of Stockholder’s properties or assets may be bound, (ii) violate any judgment, order, writ, injunction, decree or award of any court, administrative agency or other Governmental Body that is applicable to Stockholder or by which any of the Covered Shares may be bound, (iii) constitute a violation by Stockholder of any applicable law or applicable regulation of any jurisdiction, (iv) render Section 203 of the DGCL, or any other state takeover statute or similar statute or regulation, applicable to the Merger or any other transaction involving Parent, in each case, except for any conflict, breach, default or violation described above which would not adversely affect in any material respect the ability of Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

(e) No Litigation. There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder at law or in equity before or by any Governmental Body that could reasonably be expected to impair the ability of Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

(f) No Fees. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Stockholder.

(g) Receipt; Reliance. Stockholder has received and reviewed a copy of the Merger Agreement. Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

6. Termination. The term of this Agreement shall commence on the date hereof and shall terminate automatically upon the earliest of (i) the mutual agreement of Parent and Stockholder, (ii) the Effective Time and (iii) the termination of the Merger Agreement in accordance with its terms; provided that (A) nothing herein shall relieve any party hereto from liability for any breach of this Agreement and (B) this Section 6 and Section 9 shall survive any termination of this Agreement.

7. No Limitation. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not, if applicable, in such Stockholder’s capacity as a director, officer or employee of the Company. Nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer in accordance with the terms of section 5.3 of the Merger Agreement, to the extent such actions are governed thereby, and no action taken in any such capacity as an officer or director of the Company and in accordance with Section 5.3 of the Merger Agreement, to the extent such actions are governed thereby, shall be deemed to constitute a breach of this Agreement, provided, that, for the avoidance of doubt, nothing herein shall be understood to relieve any party to the Merger Agreement of any obligation under, or of any liability for breach of any provision of, the Merger Agreement.

8. Representations and Warranties of Parent. Parent represents and warrants to the Stockholders that:

(a) Organization and Qualification. Parent is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization.

(b) Authority for this Agreement.    Parent has all necessary power and authority and legal capacity to execute, deliver and perform all of Parent’s obligations under this Agreement, and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of Parent are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

9. Miscellaneous.

(a) Entire Agreement. This Agreement (together with Schedule I) [and the Subscription Agreement] constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

(b) Reasonable Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated hereby. At the other party’s reasonable request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby. Without limiting the foregoing, Stockholder shall execute and deliver to Parent and any of its designees any proxies, including with respect to Additional Owned Shares, reasonably requested by Parent in furtherance of this Agreement.

(c) No Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of Stockholder (in the case of any assignment by Parent) or Parent (in the case of an assignment by Stockholder or the Company); provided that Parent may assign its rights and obligations hereunder to Merger Sub or any other Subsidiary of Parent, but no such assignment shall relieve Parent of its obligations hereunder.

(d) Amendments. This Agreement may not be amended, changed, supplemented or otherwise modified except by an instrument in writing signed on behalf of Parent and Stockholder; provided that the Company’s consent, not to be unreasonably withheld, shall be required for any amendment: (i) to Section 6(iii); (ii) that would otherwise materially interfere with the Company’s rights under Section 5.3 of the Merger Agreement; and (iii) to Section 4(b) that adversely impacts the Company’s rights thereunder.

(e) Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received) (a) when delivered, if delivered in Person, (b) when sent, if sent by email, (c) three (3) Business Days after sending, if sent by registered or certified mail (postage prepaid, return receipt requested) and (d) one (1) Business Day after sending, if sent by overnight courier, in each case, to the respective parties hereto at the following addresses (or at such other address for a party hereto as have been specified by like notice):

If to Stockholder:

At the address and email address set forth on Schedule I hereto.

Copy to:

[NAME]

[ADDRESS]

Attn:           [•]

Email:         [•]

If to Parent:

c/o Gurnet Point Capital

55 Cambridge Parkway, Suite 401

Cambridge, MA 02142

Attn:            Adam Dilluvio

Email:         [**]

Copy to:

Latham & Watkins LLP

200 Clarendon Street

Boston, MA 02116

Attention:        Peter Handrinos

                         Leah Sauter

Email:             [**]

                         [**]

or to such other address or email address as the Person to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

(f) Severability. This Agreement shall be deemed severable; the invalidity, illegality or unenforceability of any term or provision of this Agreement shall not affect the validity, legality or enforceability of the balance of this Agreement or of any other term hereof, which shall remain in full force and effect. If any of the provisions hereof are determined to be invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

(g) Remedies. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any such right, power or remedy by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(h) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with such party’s obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

(i) No Third Party Beneficiaries. Except for the rights of the Company pursuant to Section 9(d), this Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

(j) Governing Law. This Agreement will be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(k) Jurisdiction. Each of the parties hereto hereby (a) expressly and irrevocably submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware, in the event any dispute arises out of this Agreement or the transactions contemplated hereby, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware; provided, that, each of the parties has the right to bring any action or proceeding for enforcement of a judgment entered by such court in any other court or jurisdiction.

(l) Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(m) Specific Performance. The parties hereto agree that Parent would be irreparably damaged in the event that any of the provisions of this Agreement were not performed by Stockholder in accordance with their specific terms or were otherwise breached by Stockholder, and that Parent would not have an adequate remedy at law for money damages in such event. It is accordingly agreed that Parent shall be entitled, without posting any bond or other undertaking, to specific performance and injunctive and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Parent is entitled at law or in equity.

(n) Interpretation. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement shall be interpreted for or against any party hereto because that party or its legal representatives drafted the provision. The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not any particular section in which such words appear.

(o) Counterparts. This Agreement may be executed and delivered (including by facsimile, email transmission or DocuSign) in two (2) or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

(p) Expenses. Except as otherwise provided herein, each party hereto shall pay such party’s own expenses incurred in connection with this Agreement.

(q) No Ownership Interest. Nothing contained in this Agreement shall be deemed, upon execution, to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Stockholder, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Stockholder in the voting of any of the Covered Shares, except as otherwise provided herein.

[Signature page follows.]

IN WITNESS WHEREOF, Parent and Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

RESISTANCE ACQUISITION, INC.

By:
Name:	Adam Dilluvio
Title:	Secretary and Treasurer

Name: [STOCKHOLDER]

SCHEDULE I

Name and Contact Information for Stockholder	Number of Shares Beneficially Owned
[Name] [Address] Attention: [•] Email: [•]

Annex D

June 6, 2023

Board of Directors

Paratek Pharmaceuticals, Inc.

75 Park Plaza, 3rd Floor

Boston, MA 02116

Ladies & Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.001 per share (“Company Common Stock”), of Paratek Pharmaceuticals, Inc. (the “Company”) of the Consideration (as defined below) to be received by such holders pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by the Company, Resistance Acquisition, Inc., a Delaware corporation (the “Acquiror”) and Resistance Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Acquiror (the “Acquisition Sub”). As more fully described in the Agreement and the Contingent Value Rights Agreement attached thereto (the “CVR Agreement”), Acquisition Sub will be merged with and into the Company (the “Transaction”) and each issued and outstanding share of Company Common Stock will be converted into the right to receive (i) $2.15 in cash, without interest (the “Cash Consideration”) and (ii) one (1) contractual contingent value right (“CVR”) representing the right to receive $0.85 upon satisfaction of certain conditions set forth in the CVR Agreement, if any, at the time provided for in the CVR Agreement, without interest thereon (the “CVR Consideration” and, together with the Cash Consideration, the “Consideration”).

In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company; (ii) reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company furnished to us by the Company, including financial forecasts provided to or discussed with us by the management of the Company (including assumptions regarding the probability and timing of achievement of the conditions with respect to the CVR set forth in the CVR Agreement); (iii) reviewed information regarding the capitalization of the Company furnished to us by the Company; (iv) reviewed estimates prepared and provided to us by the management of the Company as to the Company’s projected utilization on a standalone basis of net operating losses and tax credits to achieve future tax savings; (v) conducted discussions with members of the senior management and representatives of the Company concerning the information described in clauses (i) through (iv) of this paragraph, as well as the business and prospects of the Company generally; (vi) reviewed the reported prices and trading activity for the Company Common Stock; (vii) considered the results of efforts by or on behalf of the Company, including by us at the Company’s direction, to solicit indications of interest from third parties with respect to a possible acquisition of all or a portion of the Company; (viii) reviewed publicly available financial and stock market data of certain other companies in lines of business that we deemed relevant; (viii) reviewed the financial terms of certain other transactions that we deemed relevant; (ix) reviewed the Agreement and the CVR Agreement; (x) participated in certain discussions and negotiations among representatives of the Company and the Acquiror and their advisors; and, (xi) conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

In connection with our analysis and opinion, we have, at your direction, relied on the information supplied to, discussed with or reviewed by us for purposes of this opinion being complete and accurate in all material respects. We have not independently verified any such information (or assumed any responsibility for the independent verification of any of such information). With your consent, we have also relied on the representation of the Company’s management that they are not aware of any facts or circumstances that would make any such information inaccurate or misleading. With your consent, we have relied upon, without independent verification, the assessment of the Company and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. With respect to the financial forecasts referred to above, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the Company (including management’s assumptions regarding the probability and timing of achievement of the conditions with respect to the CVR set forth in the CVR Agreement). We express no views as to the reasonableness of any financial forecasts or the assumptions on which they are based. In addition, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal.

Our opinion does not address the Company’s underlying business decision to effect the Transaction or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company and does not address any legal, regulatory, tax or accounting matters. We have not been asked to, nor do we, offer any opinion as to any terms of the Agreement (including the CVR Agreement) or any aspect or implication of the Transaction (including the form or terms of the CVR or the restrictions on transferability thereof), except for the fairness of the Consideration from a financial point of view to the holders of Company Common Stock. We are not expressing any opinion as to fair value, viability or the solvency of the Company following the closing of the Transaction. We have not considered, and we do not express any opinion as to, the terms of any of the Support Agreements or Subscription Agreements (each as defined in the Agreement) to be entered into by certain members of the management of the Company or any of the transactions contemplated thereby, including the value of any limited partnership interests of Resistance TopCo L.P. to be acquired by such persons thereunder or any consideration to be paid by such persons in respect thereof.

In rendering this opinion, we have assumed, with your consent, that the Transaction will be consummated in accordance with the terms of the Agreement and the CVR Agreement without any waiver or modification that could be material to our analysis, that the representations and warranties of each party set forth in the Agreement are accurate and correct, and that the parties to the Agreement and the CVR Agreement will comply with all the material terms thereof. We have assumed, with your consent, that all governmental, regulatory or other consents or approvals necessary for the completion of the Transaction will be obtained, except to the extent that could not be material to our analysis. In addition, at your direction, for purposes of our analyses and opinion, we have utilized probabilities for the achievement of the CVR, which were informed by management of the Company, and assumed the timing of the CVR will be consistent with the financial forecasts referred to above. Further, we have assumed, with your consent, that if the CVR is achieved, the payment in respect thereof will be made in accordance with the CVR Agreement.

Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, and we assume no responsibility to update this opinion for developments after the date hereof.

We have acted as your financial advisor in connection with the Transaction and will receive a fee for our services, which is contingent upon the consummation of the Transaction. We will also receive a fee upon delivery of this opinion. Our affiliates, employees, officers and partners may at any time own securities (long or short) of the Company and the Acquiror. We may in the future provide investment banking or other services to any of the parties involved in the Transaction and may receive compensation for such services.

This opinion is for the use and benefit of the Board of Directors of the Company (solely in its capacity as such) in its evaluation of the Transaction. This opinion does not constitute a recommendation as to how any holder of securities should vote or act with respect to the Transaction or any other matter. This opinion does not address the fairness of the Transaction or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors or other constituencies of the Company, other than the fairness of the Consideration from a financial point of view to the holders of Company Common Stock. In addition, we do not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, relative to the Consideration or otherwise. This opinion was approved by a Moelis & Company LLC fairness opinion committee.

Based upon and subject to the foregoing, it is our opinion that, as the date hereof, the Consideration to be received by the holders of Company Common Stock in the Transaction is fair from a financial point of view to such holders.

Very truly yours,

/s/ Moelis & Company LLC

MOELIS & COMPANY LLC

Annex E

SECTION 262 OF THE GENERAL CORPORATE LAW OF DELAWARE

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, or conversion, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation or conversion nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent or converting corporation in a merger, consolidation or conversion to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264 or § 266 of this title (other than, in each case and solely with respect to a domesticated corporation, a merger, consolidation or conversion authorized pursuant to and in accordance with the provisions of § 388 of this title):

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for conversion (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent or converting corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264 or § 266 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity if such entity is a corporation as a result of the conversion, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation or conversion will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) [Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger, consolidation or conversion for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation or conversion, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation or conversion shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation or conversion, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation or conversion, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or

(2) If the merger, consolidation or conversion was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent or converting corporation before the effective date of the merger, consolidation or conversion, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent or converting corporation who is entitled to appraisal rights of the approval of the merger, consolidation or conversion and that appraisal rights are available for any or all shares of such class or series of stock of such constituent or converting corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation or conversion, shall, also notify such stockholders of the effective date of the merger, consolidation or conversion. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation or conversion, either (i) each such constituent corporation or the converting corporation shall send a second notice before the effective date of the merger, consolidation or conversion notifying each of the holders of any class or series of stock of such constituent or converting corporation that are entitled to appraisal rights of the effective date of the merger, consolidation or conversion or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation or conversion, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(3) Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation or conversion and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e) Within 120 days after the effective date of the merger, consolidation or conversion, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation or conversion, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation or conversion. Within 120 days after the effective date of the merger, consolidation or conversion, any person who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation or conversion (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d.

of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later.

(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.

(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation or conversion the shares of the class or series of stock of the constituent or converting corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation or conversion for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation or conversion, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation or conversion through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k) From and after the effective date of the merger, consolidation or conversion, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation or conversion); provided, however, that if no petition for an appraisal is filed within the time provided in subsection (e) of this section, or if a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation or conversion within 60 days after the effective date of the merger, consolidation or conversion, as set forth in subsection (e) of this section.

(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

SCAN TO
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V20308-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PARATEK PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR proposals 1-3.	For	Against	Abstain
1. To approve and adopt the Agreement and Plan of Merger, dated June 6, 2023 (the "Merger Agreement"), by and among Paratek Pharmaceuticals, Inc. (the "Company"), Resistance Acquisition, Inc. ("Parent") and Resistance Merger Sub, Inc. ("Merger Subsidiary"), pursuant to which, among other things, Merger Subsidiary will merge with and into the Company (the "Merger"), with the Company surviving the Merger as a wholly owned subsidiary of Parent, and the other transactions contemplated by the Merger Agreement (the "Contemplated Transactions"), including the Merger.	!	!	!
2. To approve, by a non-binding, advisory vote, certain compensation arrangements for the Company's named executive officers in connection with the Merger.	!	!	!
3. To approve one or more adjournments of the Special Meeting if there are insufficient votes at the time of the Special Meeting to approve and adopt the Merger Agreement.	!	!	!

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TO VIEW MATERIALS & VOTE PARATEK PHARMACEUTICALS, INC. 75 PARK PLAZA, 3RD FLOOR VOTE BY INTERNET BOSTON, MA 02116 Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use up until the 11:59 Internet p. m to. transmit Eastern your Daylight voting Time instructions the day before and for the electronic cut-off delivery date or meeting of information date. Have obtain your your proxy records card and in hand to create when an you electronic access voting the web instruction site and follow form. the instructions to During The Meeting—Go to www.virtualshareholdermeeting.com/[TBD] You that may is printed attend in the the meeting box marked via the by Internet the arrow and vote available during and the follow meeting the . Have instructions the information . VOTE BY PHONE—1-800-690-6903 Use 11:59 p any .m. Eastern touch-tone Daylight telephone Time the day to before transmit the cut your -off date voting or meeting instructions date. Have up your until proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have Edgewood, provided NY 11717 or return . it to Vote Processing, c/o Broadridge, 51 Mercedes Way, TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V20308-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PARATEK PHARMACEUTICALS, INC. The Board of Directors recommends you vote FOR proposals 1-4. For Against Abstain 1. To Inc approve . (the “Company”), and adopt the Resistance Agreement Acquisition, and Plan Inc of. Merger, (“Parent”) dated and June Resistance 6, 2023 Merger (the “Merger Sub, IncAgreement”), . (“Merger Subsidiary”), by and among pursuant Paratek to which, Pharmaceuticals, among other ! ! ! of things, Parent, Merger and the Subsidiary other transactions will merge with contemplated and into the by Company the Merger (the Agreement “Merger”), (the with “Contemplated the Company surviving Transactions”), the Merger including as a wholly the Merger owned . subsidiary 2. To the approve, Merger. by a non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with ! ! ! 3. To stock approve of the an Company amendment from to 200,000,000 the Company’s shares Amended to 550,000,000 and Restated shares Certificate . of Incorporation to increase the number of authorized shares of common ! ! ! 4 . To approve one or more adjournments of the Special Meeting if there are insufficient votes at the time of the Special Meeting to approve and adopt ! ! ! the Merger Agreement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. owners Please sign should exactly each as sign your personally name(s). All appear(s) holders hereon must sign . When . If a signing corporation as attorney, or partnership, executor, please administrator, sign in full or corporate other fiduciary, or partnership please give name full by title authorized as such. officer Joint . Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V20309-TBD PARATEK PHARMACEUTICALS, INC. This proxy is solicited by the Board of Directors Special Meeting of Stockholders [TBD], 2023, [TBD] Eastern Daylight Time The stockholder(s) hereby appoint(s) Jonathan Light, Christopher Bostrom and Evan Loh, or any of them, as proxies and attorneys-in-fact, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Paratek Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at [TBD], Eastern Daylight Time on [TBD], 2023 and any adjournment, continuation or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4, AND AT THE PROXYHOLDER’S DISCRETION, ON SUCH OTHER MATTERS, IF ANY, THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. Continued and to be signed on reverse side